Exhibit 10.1

Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked “***”.

Standard Form of Agreement Between Owner and Design-Builder

AGREEMENT made as of the 9 day of July in the year 2019 (In words, indicate day, month and year.) BETWEEN the Owner:

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

Consultation with an attorney is also encouraged with respect to professional licensing requirements in the jurisdiction where the Project is located.

Axogen Corporation 13634 Progress Blvd. Suite 400 Alachua, FL 32615
and the Design-Builder:
CRB BUILDERS LLC 701 Emerson Rd, Suite 500 St. Louis, MO 63141
for the following Project:
Facility Build/Renovation Axogen Processing facility 913 Industrial Park Drive Vandalia, OH 45377
The Owner and Design-Builder agree as follows.
ELECTRONIC COPYING of any portion of this AIA® Document to another electronic file is prohibited and constitutes a violation of copyright laws as set forth in the footer of this document.

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TABLE OF ARTICLES

1             GENERAL PROVISIONS

2             COMPENSATION AND PROGRESS PAYMENTS

3             GENERAL REQUIREMENTS OF THE WORK OF THE DESIGN-BUILD CONTRACT

4             WORK PRIOR TO EXECUTION OF THE DESIGN-BUILD AMENDMENT

5             WORK FOLLOWING EXECUTION OF THE DESIGN-BUILD AMENDMENT

6             CHANGES IN THE WORK

7             OWNER’S RESPONSIBILITIES

8             TIME

9             PAYMENT APPLICATIONS AND PROJECT COMPLETION

10           PROTECTION OF PERSONS AND PROPERTY

11           UNCOVERING AND CORRECTION OF WORK

12           COPYRIGHTS AND LICENSES

13           TERMINATION OR SUSPENSION

14           CLAIMS AND DISPUTE RESOLUTION

15           MISCELLANEOUS PROVISIONS

16           SCOPE OF THE AGREEMENT

TABLE OF EXHIBITS

A            DESIGN-BUILD AMENDMENT

B            INSURANCE AND BONDS

C            SUSTAINABLE PROJECTS

ARTICLE 1   GENERAL PROVISIONS

§ 1.1 Owner’s Criteria

This Agreement is based on the Owner’s Criteria set forth in this Section 1.1.

(Note the disposition for the following items by inserting the requested information or a statement such as “not applicable” or “unknown at time of execution.” If the Owner intends to provide a set of design documents, and the requested information is contained in the design documents, identify the design documents and insert “see Owner’s design documents” where appropriate.)

§ 1.1.1 The Owner’s program for the Project:

(Set forth the program, identify documentation in which the program is set forth, or state the manner in which the program will be developed.)

In accordance with CRB proposal dated March 22, 2019, attached hereto as Schedule 1.

§ 1.1.2 The Owner’s design requirements for the Project and related documentation:

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(Identify below, or in an attached exhibit, the documentation that contains the Owner’s design requirements, including any performance specifications for the Project.)

In accordance with CRB proposal dated March 22, 2019, attached hereto as Schedule 1.

§ 1.1.3 The Project’s physical characteristics:

(Identify or describe, if appropriate, size, location, dimensions, or other pertinent information, such as geotechnical reports; site, boundary and topographic surveys; traffic and utility studies; availability of public and private utilities and services; legal description of the site; etc.)

The construction shall take place at Axogen’s existing facility located at 913 Industrial Park Drive, Vandalia, OH  45377 and shall be approximately 70,000 sf of retrofit/upfit of existing area with new modular cleanrooms, ISO controlled process space, process support areas, freezer storage and office areas including employee break area, executive board room, fitness room and lab space, as well as external renovations to the facility appearance, lighting, signage and parking and a 38,000 sf finished second floor.  All work contemplated is detailed in Schedule 1. To the extent not already included in the Exhibits and the Schedules, all Design-Build documents shall be prepared in accordance with cGMP requirements.

§ 1.1.4 The Owner’s anticipated Sustainable Objective for the Project, if any:

N/A

§ 1.1.5 Incentive programs the Owner intends to pursue for the Project, including those related to the Sustainable Objective, and any deadlines for receiving the incentives that are dependent on, or related to, the Design-Builder’s services, are as follows:

Axogen has or will have in place several economic incentive agreements with state and local agencies related to its hiring plans and out-of-pocket construction costs, none of which are intended to negatively impact Work scope or summary of services as outlined in Schedule 1. To the extent any equipment procured by Design-Builder as part of the Work is eligible for any tax incentives or exemptions, Design-Builder agrees to provide Axogen with reasonable assistance in Axogen’s pursuit of such incentives or exemptions.

§ 1.1.6 The Owner’s budget for the Work to be provided by the Design-Builder is set forth below:

(Provide total for Owner’s budget, and if known, a line item breakdown of costs.)

The Budget for the Work is set forth in Schedule 1 and also includes an April 11, 2019 supplemental order of magnitude, a copy of which is attached hereto as Schedule 2.  Total estimated budget for the Work is $28,923,834.

Owner and Design-Builder entered into a letter of intent dated May 23, 2019, a copy of which is attached hereto as Schedule 9, for certain pre-construction and other services for a total cost of $1,255,903.00 (the “LOI”); for clarity’s sake, the LOI cost expenditures are included in the total estimated budget for the Work described herein and any services under the LOI once performed are subject to the terms and conditions in this Agreement.

Per Owner’s request add to above an allowance of $200,000 for QC lab structure and design, not including equipment per schedule 7 – Micro lab chemicals and equipment information.  This allowance is not subject to or included Design-Builder’s contingency referenced below; any cost savings associated with this budget line item is for Owner’s sole benefit. Total adjusted estimated budget is $29,123,834.00 (twenty-nine million one hundred twenty-three thousand eight hundred thirty-four dollars)

Owner agrees to work with CRB to achieve schedule, maintain scope as defined in order of magnitude estimate, and manage decisions to stay within cost of work estimate and retain contingency of $3,000,000 (three million dollars).  The circumstances under which the contingency funds are to be applied in open book fashion and require Owner’s prior written consent in each instance prior to GMP.  Contingency not intended for scope change, allowance adjustments or unforeseen conditions.  Contingency identified as part of the GMP agreement will be controlled by CRB.

§ 1.1.7 The Owner’s design and construction milestone dates

As per Schedule 1.

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.1      Design phase milestone dates:

Demo, IFB Aug 2, 2019

Equipment procurement package - 15 Aug 2019

Elevator - 15 July 2019

Interior Fit out and MEP - 01 Nov 2019

.2      Submission of Design-Builder Proposal:

To be submitted 4 to 6 weeks after Issue for Construction currently scheduled for 01 Nov 2019

.3      Phased completion dates:

CRB has based its estimate and schedule on full and unoccupied access to construction area.  No restrictions due to availability of area, noise, dust or smell restrictions or temporary separation barriers.

.4      Substantial Completion date:

“***”

.5      Other milestone dates (per CRB timeline “Vandalia Renovation 03.20.19”, a copy of which is attached hereto as Schedule 3):

Start Construction: 09 September 2019

Structural Steel Start: 21 December 2019

Long-lead Equipment on Order: 26 September 2019

Guaranteed Maximum Pricing (GMP): TBD

Turnover Package: “***”

§ 1.1.8 The Design-Builder will retain the following Architect, Consultants and Contractors at the Design-Builder’s cost:

(List name, legal status, address and other information.)

.1 Architect

Architectural and engineering services required under this Agreement shall be performed by CLARK, RICHARDSON AND BISKUP CONSULTING ENGINEERS, INC., a licensed affiliate of the Design-Builder

.2 Consultants

TBD

.3 Contractors

TBD

CRB Order of Magnitude Estimate excluded payment and performance bonds and associated cost on subcontractors.  This will require a performance waiver signed by Axogen-See Schedule 5 – Waiver for Payment and Performance Bond

§ 1.1.9 Additional Owner’s Criteria upon which the Agreement is based:

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(Identify special characteristics or needs of the Project not identified elsewhere, such as historic preservation requirements.)

The basis of initial design build-out will support future expansion as follows:

1.    Incoming water, natural gas and power feeds from utilities will be specified to handle the base capacity of six (6) cleanrooms plus an additional potential twelve (12) to fourteen (14) cleanrooms of similar size and capacity for a total of eighteen (18) to twenty (20) ISO7 cleanrooms with supporting ISO 8 rooms and all supporting equipment, IE: future boilers, chillers, washers, autoclaves, VHPs, base capacity of 79 freezers, and 471 future for a total of 550 freezers…, and N+1 redundancy.  Base scope includes one each 2500 kVA transformer

2.    Initial water natural gas and power equipment, equipment, wiring, and piping will be supplied for the base case of 6 clean rooms and N+1 Redundancy also including drops for future treated water loop systems. IE: Water loop drops for future washers, clean steam drops for autoclaves…

3.    Power and water systems will be designed to be expandable and require future equipment, piping, wiring, for the future buildout.  Future case may require additional transformer, additional backup generator, additional expansion modules for the water systems, utilities, and N+1 Redundancy.

4.    Tie ins for future capacity will be designed in to the base systems.

5.    Requirements in 1-4 above shall be designed for 20% excess capacity as an option

§ 1.1.10 The Design-Builder shall confirm that the information included in the Owner’s Criteria complies with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities.

§ 1.1.10.1 If the Design-Builder discovers that Owner’s Criteria conflicts with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, the Design-Builder shall notify the Owner of the conflict.

§ 1.1.11 If there is a change in the Owner’s Criteria, the Owner and the Design-Builder shall execute a Modification in accordance with Article 6.

§ 1.1.12 If the Owner and Design-Builder intend to transmit Instruments of Service or any other information or documentation in digital form, they shall endeavor to establish necessary protocols governing such transmissions. The Owner, Design-Builder, and Architect shall collaborate on the development and use of a Building Information Model (“BIM”) Execution Plan for the Project that will establish the protocol for the use and implementation of BIM on the Project and the respective rights and responsibilities of the Parties in connection with such use. The BIM Model shall not be part of the Design-Build Documents under this Agreement

§ 1.2 Project Team

§ 1.2.1 The Owner identifies the following representative in accordance with Section 7.1.1:

(List name, address and other information.)

Todd Puckett

Principal, Lean Manufacturing Process

Axogen Corporation

913 Industrial Park Drive

Vandalia, OH 45377

513-675-9120

tpuckett@axogeninc.com

§ 1.2.2 The persons or entities, in addition to the Owner’s representative, who are required to review the Design-Builder’s Submittals are as follows:

(List name, address and other information.)

Wallace Nelson,  Todd Puckett, Mike Hoff, David Lino

§ 1.2.3 The Owner will retain the following consultants and separate contractors:

(List discipline, scope of work, and, if known, identify by name and address.)

Axogen plans to utilize certain outside consultants/contract engineers for validation purposes, the contract for these services has not yet been awarded.  There may be additional consultant services Axogen contracts with as it relates

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to process/equipment validations, EHS assessments and other quality/regulatory consultants to aid in preparing for biologics application to FDA.

§ 1.2.4 The Design-Builder identifies the following representative in accordance with Section 3.1.2:

(List name, address and other information.)

Mike Unland

Senior Project Manager

701 Emerson Rd., Suite 500

St. Louis MO  63141

mike.unland@crbusa.com

636-385-3472

§ 1.2.5 Neither the Owner’s nor the Design-Builder’s representative shall be changed without ten days’ written notice to the other party, subject to Section 1.4.8.

§ 1.3 Binding Dispute Resolution

For any Claim subject to, but not resolved by, mediation pursuant to Section 14.3, the method of binding dispute resolution shall be the following:

(Check the appropriate box. If the Owner and Design-Builder do not select a method of binding dispute resolution below, or do not subsequently agree in writing to a binding dispute resolution other than litigation, Claims will be resolved by litigation in a court of competent jurisdiction.)

[  « X»  ]  Arbitration pursuant to Section 14.4

[  «  » ]    Litigation in a court of competent jurisdiction

[  «  » ]    Other: (Specify)

§ 1.4 Definitions

§ 1.4.1 Design-Build Documents. The Design-Build Documents consist of this Agreement between Owner and Design-Builder and its attached Exhibits (hereinafter, the “Agreement”); other documents listed in this Agreement, including the Schedules; and Modifications issued after execution of this Agreement. A Modification is (1) a written amendment to the Contract signed by both parties, including the Design-Build Amendment, (2) a Change Order, or (3) a Change Directive.

§ 1.4.2 The Contract. The Design-Build Documents form the Contract. The Contract represents the entire and integrated agreement between the parties and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Design-Build Documents shall not be construed to create a contractual relationship of any kind between any persons or entities other than the Owner and the Design-Builder.

§ 1.4.3 The Work. The term “Work” means the design, construction and related services required to fulfill the Design-Builder’s obligations under the Design-Build Documents, whether completed or partially completed, and includes all labor, materials, equipment and services provided or to be provided by the Design-Builder. The Work may constitute the whole or a part of the Project. The term “Construction Work” means that portion of the Work involving construction, including all labor, materials, and equipment, required to complete the Project in accordance with the Design-Build Documents.

§ 1.4.4 The Project. The Project is the total design and construction of which the Work performed under the Design-Build Documents may be the whole or a part and may include design and construction by the Owner and by separate contractors.

§ 1.4.5 Instruments of Service. Instruments of Service are representations, in any medium of expression now known or later developed, of the tangible and intangible creative work performed by the Design-Builder, Contractor(s), Architect, and Consultant(s) under their respective agreements. Instruments of Service may include, without limitation, studies, surveys, models, sketches, drawings, specifications, digital models and other similar materials.

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§ 1.4.6 Submittal. A Submittal is any submission to the Owner for review and approval demonstrating how the Design-Builder proposes to conform to the Design-Build Documents for those portions of the Work for which the Design-Build Documents require Submittals. Submittals include, but are not limited to, shop drawings, product data, and samples. Submittals are not Design-Build Documents unless incorporated into a Modification.

§ 1.4.7 Owner. The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Design-Build Documents as if singular in number. The term “Owner” means the Owner or the Owner’s authorized representative.

§ 1.4.8 Design-Builder. The Design-Builder is the person or entity identified as such in the Agreement and is referred to throughout the Design-Build Documents as if singular in number. The term “Design-Builder” means the Design-Builder or the Design-Builder’s authorized representative. Design-Builder shall use all reasonable efforts to ensure that its personnel assigned to the Project will remain with the Project from design to Substantial Completion.

§ 1.4.9 Consultant. A Consultant is a person or entity providing professional services for the Design-Builder for all or a portion of the Work and is referred to throughout the Design-Build Documents as if singular in number. To the extent required by the relevant jurisdiction, the Consultant shall be lawfully licensed to provide the required professional services.

§ 1.4.10 Architect. The Architect is a person or entity providing design services for the Design-Builder for all or a portion of the Work and is lawfully licensed to practice architecture in the applicable jurisdiction. The Architect is referred to throughout the Design-Build Documents as if singular in number.

§ 1.4.11 Contractor. A Contractor is a person or entity performing all or a portion of the construction, required in connection with the Work, for the Design-Builder. The Contractor shall be lawfully licensed, if required in the jurisdiction where the Project is located. The Contractor is referred to throughout the Design-Build Documents as if singular in number and means a Contractor or an authorized representative of the Contractor.

§ 1.4.12 Confidential Information. Confidential Information is information containing confidential or business proprietary information that is clearly marked as “confidential.”

§ 1.4.13 Contract Time. Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, as set forth in the Design-Build Amendment for Substantial Completion of the Work.

§ 1.4.14 Day. The term “day” as used in the Design-Build Documents shall mean calendar day unless otherwise specifically defined.

§ 1.4.15 Contract Sum. The Contract Sum is the amount to be paid to the Design-Builder for performance of the Work after execution of the Design-Build Amendment, as identified in Article A.1 of the Design-Build Amendment.

ARTICLE 2   COMPENSATION AND PROGRESS PAYMENTS

§ 2.1 Compensation for Work Performed Prior To Execution of Design-Build Amendment

§ 2.1.1 Unless otherwise agreed, payments for Work performed prior to Execution of the Design-Build Amendment shall be made monthly. For the Design-Builder’s performance of Work prior to the execution of the Design-Build Amendment, the Owner shall compensate the Design-Builder as follows:

(Insert amount of, or basis for, compensation, including compensation for any Sustainability Services, or indicate the exhibit in which the information is provided. If there will be a limit on the total amount of compensation for Work performed prior to the execution of the Design-Build Amendment, state the amount of the limit.)

Design Services to Issue for Construction (with model Level of Detail 300 based on 2018 BIM forum LOD specification) and support during construction equal to $“***” billed in installments on progress made which is included in the project estimate.

Design Services includes assistance during construction until substantial completion.

Cost of work for facility, general requirements, sales tax, Construction management labor and expenses including procurement and estimating (see CM Staffing Plan), general conditions, CM fee and insurances will be open book cost plus reimbursable until GMP amendment.  The approximate commitments necessary to maintain schedule per

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the cash flow curve as part of Schedule 2 Cash Flow Curve equates to $4,389,194 prior to the GMP amendment, targeted for mid December 2019.  Open book expenses will be marked up “***”% for fee and “***”% ; these fee limits shall remain in place subsequent to the GMP amendment as well.

There shall be a distribution of contingency at two milestones with a “***”% Axogen, “***”% CRB division.  First distribution to occur at time of GMP amendment. Any surplus in original opinion of cost ($29,123,834) will be split per above ratio after funding the GMP estimate, excluding the $“***” amount for the QC lab structure and design referenced in Section 1.1.6.  If the amount remaining at this time is insufficient to provide for the proposed GMP value, inclusive of a “***”% contingency, Axogen will be responsible to fund any shortfall and there will be no distribution of shared savings.  The second division with the same ratio will be at final completion for any remaining funds not used to deliver the GMP.  Any over-run to the GMP amount is the responsibility of CRB.  Please refer to proposal dated March 22, 2019 for details.  Contingency is not to be used to cover additional scope items.

§ 2.1.2 The hourly billing rates for services of the Design-Builder and the Design-Builder’s Architect, Consultants and Contractors, if any, are set forth below.

(If applicable, attach an exhibit of hourly billing rates or insert them below.)

CRB’s hourly billing rates are attached hereto as Schedule 4.

Individual or Position	Rate

§ 2.1.3 Compensation for Reimbursable Expenses Prior To Execution of Design-Build Amendment

§ 2.1.3.1 Reimbursable Expenses are part of the compensation set forth in Section 2.1.1 and 2.1.2 and included in the total estimated budget.  Categories of expenses include expenses directly related to the Project, incurred by the Design-Builder and the Design-Builder’s Architect, Consultants, and Contractors, may include the following:

.1      Transportation and authorized out-of-town travel and subsistence;

.2      Dedicated data and communication services, teleconferences, Project web sites, and extranets;

.3      Fees paid for securing approval of authorities having jurisdiction over the Project;

.4      Printing, reproductions, plots, standard form documents;

.5      Postage, handling and delivery;

.6      Expense of overtime work requiring higher than regular rates, if authorized in advance by the Owner; any overtime request should be the subject of a Change Order approved by Owner;

.7      Renderings, physical models, mock-ups, professional photography, and presentation materials requested by the Owner;

.8      All taxes levied on professional services and on reimbursable expenses; and

.9      Other Project-related expenditures, if authorized in advance by the Owner – to include preliminary design developed by CRB prior to the agreement in order demonstrate viability of scope that is possible to match the order of magnitude estimate provided.

§ 2.1.3.2 For Reimbursable Expenses, the compensation shall be the expenses the Design-Builder and the Design-Builder’s Architect, Consultants and Contractors incurred, plus the administrative mark-up fee of “***”percent (“***”%) of the expenses incurred as referenced in Section 2.1.1.

§ 2.1.4 Payments to the Design-Builder Prior To Execution of Design-Build Amendment

§ 2.1.4.1 Payments are due and payable 30 days after presentation of the Design-Builder’s invoice. Amounts unpaid Thirty (30) days after the invoice date shall bear interest at the legal rate prevailing from time to time at the principal place of business of the Design-Builder.

§ 2.1.4.2 Records of Reimbursable Expenses and services performed on the basis of hourly rates shall be available to the Owner at mutually convenient times for a period of two years following execution of the Design-Build Amendment or termination of this Agreement, whichever occurs first.

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§ 2.2 Contract Sum and Payment for Work Performed After Execution of Design-Build Amendment

For the Design-Builder’s performance of the Work after execution of the Design-Build Amendment, the Owner shall pay to the Design-Builder the Contract Sum in current funds as agreed in the Design-Build Amendment within 30 days after the invoice date.

ARTICLE 3   GENERAL REQUIREMENTS OF THE WORK OF THE DESIGN-BUILD CONTRACT

§ 3.1 General

§ 3.1.1 The Design-Builder shall comply with any applicable licensing requirements in the jurisdiction where the Project is located.

§ 3.1.2 The Design-Builder shall designate in writing a representative who is authorized to act on the Design-Builder’s behalf with respect to the Project.

§ 3.1.3 Architecture and engineering services for the Project shall be performed consistent with the professional skill and care ordinarily provided by design professional practicing in the same or similar locality under the same or similar circumstances. If the failure to perform with such care results in deficiencies in the Work, the Design-Builder   shall correct such deficiencies without additional compensation except to the extent of betterment or added value to the Project, or to the extent the deficiency is attributable to information provided by the Owner.  The Design-Builder shall perform the Work in accordance with the Design-Build Documents. The Design-Builder shall not be relieved of the obligation to perform the Work in accordance with the Design-Build Documents by the activities, tests, inspections or approvals of the Owner.

§ 3.1.3.1 The Design-Builder shall perform the Work in compliance with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities. If the Design-Builder performs Work contrary to applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities, the Design-Builder shall assume responsibility for such Work and shall bear the costs attributable to correction.

§ 3.1.3.2 Neither the Design-Builder nor any Contractor, Consultant, or Architect shall be obligated to perform any act which they believe will violate any applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities. If the Design-Builder determines that implementation of any instruction received from the Owner, including those in the Owner’s Criteria, would cause a violation of any applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, the Design-Builder shall notify the Owner in writing. Upon verification by the Owner that a change to the Owner’s Criteria is required to remedy the violation, the Owner and the Design-Builder shall execute a Modification in accordance with Article 6.

§ 3.1.4 The Design-Builder shall be responsible to the Owner for acts and omissions of the Design-Builder’s employees, Architect, Consultants, Contractors, and their agents and employees, and other persons or entities performing portions of the Work.

§ 3.1.5 General Consultation. The Design-Builder shall schedule and conduct periodic meetings with the Owner to review matters such as procedures, progress, coordination, and scheduling of the Work.

A mutually agreed weekly meeting schedule and agenda topics to be covered by each meeting shall be prepared by the parties within 10 days of full execution of this Agreement.

§ 3.1.6 When applicable law requires that services be performed by licensed professionals, the Design-Builder shall provide those services through qualified, licensed professionals. The Owner understands and agrees that the services of the Design-Builder’s Architect and the Design-Builder’s other Consultants are performed in the sole interest of, and for the exclusive benefit of, the Design-Builder.

§ 3.1.7 The Design-Builder, with the assistance of the Owner, shall prepare and file documents required to obtain necessary approvals of governmental authorities having jurisdiction over the Project.

§ 3.1.8 Progress Reports

§ 3.1.8.1 The Design-Builder shall keep the Owner informed of the progress and quality of the Work. On a monthly basis, or otherwise as agreed to by the Owner and Design-Builder, the Design-Builder shall submit written progress reports to the Owner, showing estimated percentages of completion and other information identified below:

.1      Work completed for the period;

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.2      Project schedule status;

.3      Submittal schedule and status report, including a summary of outstanding Submittals;

.4      Responses to requests for information to be provided by the Owner;

.5      Approved Change Orders and Change Directives;

.6      Pending Change Order and Change Directive status reports;

.7      Tests and inspection reports;

.8      Status report of Work rejected by the Owner;

.9      Status of Claims previously submitted in accordance with Article 14;

.10    Cumulative total of the Cost of the Work to date including the Design-Builder’s compensation and Reimbursable Expenses, if any;

.11    Current Project cash-flow and forecast reports;

.12    Request for information status

.13    Additional information as agreed to by the Owner and Design-Builder.

§ 3.1.8.2 In addition, where the Contract Sum is the Cost of the Work with or without a Guaranteed Maximum Price, the Design-Builder shall include the following additional information in its progress reports:

.1      Design-Builder’s work force report;

.2      Equipment utilization report; and

.3      Cost summary, comparing actual costs to updated cost estimates.

§ 3.1.9 Design-Builder’s Schedules

§ 3.1.9.1 The Design-Builder shall perform the Work in accordance with a final schedule submitted with GMP costs which will indicate the date of final and substantial completion along with critical milestone dates.  The schedule dated June 07, 2019 attached hereto as Schedule 8 is an illustration of durations of construction activities The schedule, including the time required for design and construction, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Design-Build Documents, shall provide for expeditious and practicable execution of the Work, and shall include allowances for periods of time required for the Owner’s review and for approval of submissions by authorities having jurisdiction over the Project.

§ 3.1.9.2 The Design-Builder shall perform the Work in accordance with the most recent schedules submitted to the Owner.

§ 3.1.10 Certifications. Upon the Owner’s written request, the Design-Builder shall obtain from the Architect, Consultants, and Contractors, and furnish to the Owner, certifications with respect to the documents and services provided by the Architect, Consultants, and Contractors (a) that, to the best of their knowledge, information and belief, the documents or services to which the certifications relate (i) are consistent with the Design-Build Documents, except to the extent specifically identified in the certificate, and (ii) comply with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities governing the design of the Project; and (b) that the Owner and its consultants shall be entitled to rely upon the accuracy of the representations and statements contained in the certifications. The Design-Builder’s Architect, Consultants, and Contractors shall not be required to execute certificates or consents that would require knowledge, services or responsibilities beyond the scope of their services. Design-Builder shall be responsible to secure completed “turnover packages” (as reasonably defined by Owner in accordance with industry standards) from each Architect, Consultant and Contractor.

§ 3.1.11 Design-Builder’s Submittals

§ 3.1.11.1 Prior to submission of any Submittals, the Design-Builder shall prepare a Submittal schedule, and shall submit the schedule for the Owner’s approval. The Owner’s approval shall not unreasonably be delayed or withheld. The Submittal schedule shall (1) be coordinated with the Design-Builder’s schedule provided in Section 3.1.9.1, (2) allow the Owner reasonable time to review (no more than 10 working days) Submittals, and (3) be periodically updated to reflect the progress of the Work. If the Design-Builder fails to submit a Submittal schedule, the Design-Builder shall not be entitled to any increase in Contract Sum or extension of Contract Time based on the time required for review of Submittals.

§ 3.1.11.2 By providing Submittals the Design-Builder represents to the Owner that it has (1) reviewed and approved them, (2) determined and verified materials, field measurements and field construction criteria related thereto, or

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will do so and (3) checked and coordinated the information contained within such Submittals with the requirements of the Work and of the Design-Build Documents.

§ 3.1.11.3 The Design-Builder shall perform no portion of the Work for which the Design-Build Documents require Submittals until the Owner has approved the respective Submittal.

§ 3.1.11.4 The Work shall be in accordance with approved Submittals except that the Design-Builder shall not be relieved of its responsibility to perform the Work consistent with the requirements of the Design-Build Documents. The Work may deviate from the Design-Build Documents only if the Design-Builder has notified the Owner in writing of a deviation from the Design-Build Documents at the time of the Submittal and a Modification is executed authorizing the identified deviation. The Design-Builder shall not be relieved of responsibility for errors or omissions in Submittals by the Owner’s approval of the Submittals.

§ 3.1.11.5 All professional design services or certifications to be provided by the Design-Builder, including all drawings, calculations, specifications, certifications, shop drawings and other Submittals, shall contain the signature and seal of the licensed design professional preparing them. Submittals related to the Work designed or certified by the licensed design professionals, if prepared by others, shall bear the licensed design professional’s written approval. The Owner and its consultants shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications or approvals performed by such design professionals, except to the extent any deficiency in the services is attributable to information provided by the Owner.

§ 3.1.12 Warranty. The Design-Builder warrants to the Owner that materials and equipment furnished under the Contract will be of good quality and new unless the Design-Build Documents require or permit otherwise. The Design-Builder further warrants that the Construction Work will conform to the requirements of the Design-Build Documents and will be free from defects in materials, equipment, and workmanship or otherwise expressly permitted by the Design-Build Documents. Construction Work, materials, or equipment not conforming to these requirements may be considered defective. The Design-Builder’s warranty under this Section 3.1.12 shall extend for the same time period provided in Section 11.2.2 for the Design-Builder’s correction of Construction Work found not to be in accordance with the requirements of the Design-Build Documents. The Design-Builder’s warranty excludes remedy for damage or defect caused by abuse, alterations to the Work not executed by the Design-Builder, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Owner, the Design-Builder shall furnish satisfactory evidence as to the kind and quality of materials and equipment. ALL OTHER WARRANTEES EXPRESS OR IMPLIED, INCLUDING THE WARRANTY OF MERCHANTABILITY AND THE WARRANTY OF FITNESS FOR PURPOSE, ARE EXPRESSLY DISCLAIMED.

§ 3.1.13 Royalties, Patents and Copyrights

§ 3.1.13.1 The Design-Builder shall pay all royalties and license fees.

§ 3.1.13.2 The Design-Builder shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and its separate contractors and consultants harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Owner, or where the copyright violations are required in the Owner’s Criteria. However, if the Design-Builder has reason to believe that the design, process or product required in the Owner’s Criteria is an infringement of a copyright or a patent, the Design-Builder shall be responsible for such loss unless such information is promptly furnished to the Owner. If the Owner receives notice from a patent or copyright owner of an alleged violation of a patent or copyright, attributable to the Design-Builder, the Owner shall give prompt written notice to the Design-Builder.

§ 3.1.14 Indemnification

§ 3.1.14.1 To the fullest extent permitted by law, the Design-Builder shall indemnify and hold harmless the Owner, including the Owner’s employees, from and against third party claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death or to damage or

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destruction of tangible property other than the Work itself, but only to the extent caused by the negligent acts or omissions of the Design-Builder, Architect, a Consultant, a Contractor, or anyone directly or indirectly employed by them or anyone for whose acts they may be liable. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity that would otherwise exist as to a party or person described in this Section 3.1.14.

§ 3.1.14.2 The indemnification obligation under this Section 3.1.14 shall not be limited by a limitation on amount or type of damages, compensation, or benefits payable by or for Design-Builder, Architect, a Consultant, a Contractor, or anyone directly or indirectly employed by them, under workers’ compensation acts, disability benefit acts or other employee benefit acts.

§ 3.1.15 Contingent Assignment of Agreements

§ 3.1.15.1 Each agreement for a portion of the Work is assigned by the Design-Builder to the Owner, provided that

.1      assignment is effective only after termination of the Contract by the Owner, pursuant to Sections 13.1.4 or 13.2.2, and only for those agreements that the Owner accepts by written notification to the Design-Builder and the Architect, Consultants, and Contractors whose agreements are accepted for assignment; and

.2      assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

When the Owner accepts the assignment of an agreement, the Owner assumes the Design-Builder’s rights and obligations under the agreement.

§ 3.1.15.2 Upon such assignment, if the Work has been suspended for more than 30 days, the compensation under the assigned agreement shall be equitably adjusted for increases in cost resulting from the suspension.

§ 3.1.15.3 Upon such assignment to the Owner under this Section 3.1.15, the Owner may further assign the agreement to a successor design-builder or other entity. If the Owner assigns the agreement to a successor design-builder or other entity, the Owner shall nevertheless remain legally responsible for all of the successor design-builder’s or other entity’s obligations under the agreement.

§ 3.1.16 Design-Builder’s Insurance. The Design-Builder shall purchase and maintain insurance as set forth in Exhibit B.

ARTICLE 4   WORK PRIOR TO EXECUTION OF THE DESIGN-BUILD AMENDMENT

§ 4.1 General

§ 4.1.1 Any information submitted by the Design-Builder, and any interim decisions made by the Owner, shall be for the purpose of facilitating the design process and shall not modify the Owner’s Criteria unless the Owner and Design-Builder execute a Modification.

§ 4.1.2 The Design-Builder shall advise the Owner on proposed site use and improvements, selection of materials, and building systems and equipment. The Design-Builder shall also provide the Owner with recommendations, consistent with the Owner’s Criteria, on constructability; availability of materials and labor; time requirements for procurement, installation and construction; and factors related to construction cost including, but not limited to, costs of alternative designs or materials, preliminary budgets, life-cycle data, and possible cost reductions.

§ 4.2 Evaluation of the Owner’s Criteria

§ 4.2.1 The Design-Builder shall schedule and conduct meetings with the Owner and any other necessary individuals or entities to discuss and review the Owner’s Criteria as set forth in Section 1.1.  The Design-Builder shall thereafter again meet with the Owner to discuss a preliminary evaluation of the Owner’s Criteria, including impact, if any, on cGMP requirements. The preliminary evaluation shall address possible alternative approaches to design and construction of the Project and include the Design-Builder’s recommendations, if any, with regard to accelerated or fast-track scheduling, procurement, or phased construction. The preliminary evaluation shall consider cost information, constructability, and procurement and construction scheduling issues.

§ 4.2.2 After the Design-Builder meets with the Owner and presents the preliminary evaluation, the Design-Builder shall provide a written report to the Owner, summarizing the Design-Builder’s evaluation of the Owner’s Criteria. The report shall also include

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.1      allocations of program functions, detailing each function and their square foot areas;

.2      a preliminary estimate of the Cost of the Work, and, if necessary, recommendations to adjust the Owner’s Criteria to conform to the Owner’s budget;

.3      a preliminary schedule, which shall include proposed design milestones; dates for receiving additional information from, or for work to be completed by, the Owner; anticipated date for the Design-Builder’s Proposal; and dates of periodic design review sessions with the Owner; and

.4      the following:

Axogen reps to be included:

•     Wallace Nelson, Facilities and Maintenance

•     Mike Hoff, Lead Engineer

•     David Lino, Quality Lead

•     Todd Puckett, Project Lead (named as owner rep previously in contract)

•     All functions named above shall have ability to name a designee if they are not available (out of office, vacation…)

(List additional information, if any, to be included in the Design-Builder’s written report.)

Cash flow statement by the month for duration of the Work.

§ 4.2.3 The Owner shall review the Design-Builder’s written report and, if acceptable, provide the Design-Builder with written consent to proceed to the development of the Preliminary Design as described in Section 4.3. The consent to proceed shall not be understood to modify the Owner’s Criteria unless the Owner and Design-Builder execute a Modification.

§ 4.3 Preliminary Design

§ 4.3.1 Upon the Owner’s issuance of a written consent to proceed under Section 4.2.3, the Design-Builder shall prepare and submit a Preliminary Design to the Owner. The Preliminary Design shall include a report identifying any deviations from the Owner’s Criteria, and shall include the following:

.1      Confirmation of the allocations of program functions;

.2      Site plan;

.3      Building plans, sections and elevations;

.4      Structural system;

.5      Selections of major building systems, including but not limited to mechanical, electrical and plumbing systems; and

.6      Outline specifications or sufficient drawing notes describing construction materials.

.7      Conformance to cGMP requirements.

The Preliminary Design may include some combination of physical study models, perspective sketches, or digital modeling.

§ 4.3.2 The Owner shall review the Preliminary Design and, if acceptable, provide the Design-Builder with written consent to proceed to development of the Design-Builder’s Proposal. The Preliminary Design shall not modify the Owner’s Criteria unless the Owner and Design-Builder execute a Modification.

§ 4.4 Design-Builder’s Proposal

§ 4.4.1 Upon the Owner’s issuance of a written consent to proceed under Section 4.3.2, the Design-Builder shall prepare and submit the Design-Builder’s Proposal to the Owner. The Design-Builder’s Proposal shall include the following:

.1      A list of the Preliminary Design documents and other information, including the Design-Builder’s clarifications, assumptions and deviations from the Owner’s Criteria, upon which the Design-Builder’s Proposal is based;

.2      The proposed Contract Sum, including the compensation method and, if based upon the Cost of the Work plus a fee, a written statement of estimated cost organized by trade categories, allowances, contingencies, Design-Builder’s Fee, and other items that comprise the Contract Sum;

.3      The proposed date the Design-Builder shall achieve Substantial Completion;

.4      An enumeration of any qualifications and exclusions, if applicable;

.5      A list of the Design-Builder’s key personnel, Contractors and suppliers; and

.6      The date on which the Design-Builder’s Proposal expires.

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§ 4.4.2 Submission of the Design-Builder’s Proposal shall constitute a representation by the Design-Builder that it has visited the site and become familiar with local conditions under which the Work is to be completed.

§ 4.4.3 If the Owner and Design-Builder agree on a proposal, the Owner and Design-Builder shall execute the Design-Build Amendment setting forth the terms of their agreement.

ARTICLE 5   WORK FOLLOWING EXECUTION OF THE DESIGN-BUILD AMENDMENT

§ 5.1 Construction Documents

§ 5.1.1 Upon the execution of the Design-Build Amendment, the Design-Builder shall prepare Construction Documents. The Construction Documents shall establish the quality levels of materials and systems required. The Construction Documents shall be consistent with the Design-Build Documents.

§ 5.1.2 The Design-Builder shall provide the Construction Documents to the Owner for the Owner’s information. If the Owner discovers any deviations between the Construction Documents and the Design-Build Documents, the Owner shall promptly notify the Design-Builder of such deviations in writing. The Construction Documents shall not modify the Design-Build Documents unless the Owner and Design-Builder execute a Modification. The failure of the Owner to discover any such deviations shall not relieve the Design-Builder of the obligation to perform the Work in accordance with the Design-Build Documents.

§ 5.2 Construction

§ 5.2.1 Commencement. Except as permitted in Section 5.2.2, construction shall not commence prior to execution of the Design-Build Amendment.

§ 5.2.2 If the Owner and Design-Builder agree in writing, construction may proceed prior to the execution of the Design-Build Amendment. However, such authorization shall not waive the Owner’s right to reject the Design-Builder’s Proposal.

§ 5.2.3 The Design-Builder shall supervise and direct the Construction Work, using the Design-Builder’s best skill and attention. The Design-Builder shall be solely responsible for, and have control over, construction means, methods, techniques, sequences and procedures, and for coordinating all portions of the Work under the Contract, unless the Design-Build Documents give other specific instructions concerning these matters, as per the staffing plan in Schedule 4 and the functions below  that will be onsite full time and part time for duration of project.  The names corresponding to the various positions in Schedule 4 are tentative and CRB is responsible for delivering professional staff to execute the Work on the Project.

•      Full Time:

o      Construction Manager

o      Superintendent

o      Construction Engineer

•      Part Time:

o      Project Manager

o      Safety Manager

o      Project Executive

•      Off Site:

o      Scheduler/Cost Control

o      Accountant

o      Equipment Procurement

o      Subcontracts Procurement

o      Estimating Manager

o      CSA Estimator

o      Mechanical Estimator

o      Electrical Estimator

o      Design Team Staffing

o             Sr. Project Manager – Mike Unland

o             Lead Architect – Ken Bressler

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o             Lead Electrical – Jonathan Dressler/ Danielle Simko

o             Lead Mechanical – Gerry Williams

§ 5.2.4 The Design-Builder shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work.

§ 5.3 Labor and Materials

§ 5.3.1 Unless otherwise provided in the Design-Build Documents, the Design-Builder shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services, necessary for proper execution and completion of the Work, whether temporary or permanent, and whether or not incorporated or to be incorporated in the Work.

§ 5.3.2 When a material or system is specified in the Design-Build Documents, the Design-Builder may make substitutions only in accordance with Article 6.

§ 5.3.3 The Design-Builder shall enforce strict discipline and good order among the Design-Builder’s employees and other persons carrying out the Work. The Design-Builder shall not permit employment of unfit persons or persons not properly skilled in tasks assigned to them.

§ 5.4 Taxes

The Design-Builder shall pay sales, consumer, use and similar taxes, for the Work provided by the Design-Builder, that are legally enacted when the Design-Build Amendment is executed, whether or not yet effective or merely scheduled to go into effect. Taxable components of the Work relative to the order of magnitude are set forth in Schedule 1.

§ 5.5 Permits, Fees, Notices and Compliance with Laws

§ 5.5.1 Unless otherwise provided in the Design-Build Documents, the Design-Builder shall secure and pay for the building permit as well as any other permits, fees, licenses, and inspections by government agencies, necessary for proper execution of the Construction Work and Substantial Completion of the Project.

§ 5.5.2 The Design-Builder shall comply with and give notices required by applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities, applicable to performance of the Work.

§ 5.5.3 Concealed or Unknown Conditions. If the Design-Builder encounters conditions at the site that are (1) subsurface or otherwise concealed physical conditions that differ materially from those indicated in the Design-Build Documents or (2) unknown physical conditions of an unusual nature that differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Design-Build Documents, the Design-Builder shall promptly provide notice to the Owner before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Owner shall promptly investigate such conditions and, if the Owner determines that they differ materially and cause an increase or decrease in the Design-Builder’s cost of, or time required for, performance of any part of the Work, shall recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Owner determines that the conditions at the site are not materially different from those indicated in the Design-Build Documents and that no change in the terms of the Contract is justified, the Owner shall promptly notify the Design-Builder in writing, stating the reasons. If the Design-Builder disputes the Owner’s determination or recommendation, the Design-Builder may proceed as provided in Article 14.

§ 5.5.4 If, in the course of the Work, the Design-Builder encounters human remains, or recognizes the existence of burial markers, archaeological sites, or wetlands, not indicated in the Design-Build Documents, the Design-Builder shall immediately suspend any operations that would affect them and shall notify the Owner. Upon receipt of such notice, the Owner shall promptly take any action necessary to obtain governmental authorization required to resume the operations. The Design-Builder shall continue to suspend such operations until otherwise instructed by the Owner but shall continue with all other operations that do not affect those remains or features. Requests for adjustments in the Contract Sum and Contract Time arising from the existence of such remains or features may be made as provided in Article 14.

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§ 5.6 Allowances

§ 5.6.1 The Design-Builder shall include in the Contract Sum all allowances stated in the Design-Build Documents. Items covered by allowances shall be supplied for such amounts, and by such persons or entities as the Owner may direct, but the Design-Builder shall not be required to employ persons or entities to whom the Design-Builder has reasonable objection.  Notwithstanding the foregoing, the Design-Builder in collaboration with Owner shall select a clean room vendor and an EMS/BMS vendor based on due diligence conducted by both Design-Builder and Owner, to be subsequently managed by Design-Builder.

§ 5.6.2 Unless otherwise provided in the Design-Build Documents,

.1      allowances shall cover the cost to the Design-Builder of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;

.2      the Design-Builder’s costs for unloading and handling at the site, labor, installation costs, overhead, profit, and other expenses contemplated for stated allowance amounts, shall be included in the Contract Sum but not in the allowances; and

.3      whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Section 5.6.2.1 and (2) changes in Design-Builder’s costs under Section 5.6.2.2.

§ 5.6.3 The Owner shall make selections of materials and equipment with reasonable promptness for allowances requiring Owner selection.

§ 5.7 Key Personnel, Contractors and Suppliers

§ 5.7.1 The Design-Builder shall not employ personnel, or contract with Contractors or suppliers to whom the Owner has made reasonable and timely objection. The Design-Builder shall not be required to contract with anyone to whom the Design-Builder has made reasonable and timely objection.

§ 5.7.2 If the Design-Builder changes any of the personnel, Contractors or suppliers identified in the Design-Build Amendment, the Design-Builder shall notify the Owner and provide the name and qualifications of the new personnel, Contractor or supplier. The Owner may reply within 14 days to the Design-Builder in writing, stating (1) whether the Owner has reasonable objection to the proposed personnel, Contractor or supplier or (2) that the Owner requires additional time to review. Failure of the Owner to reply within the 14-day period shall constitute notice of no reasonable objection.

§ 5.7.3 Except for those persons or entities already identified or required in the Design-Build Amendment, the Design-Builder, as soon as practicable after execution of the Design-Build Amendment, shall furnish in writing to the Owner the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Owner may reply within 14 days to the Design-Builder in writing stating (1) whether the Owner has reasonable objection to any such proposed person or entity or (2) that the Owner requires additional time for review. Failure of the Owner to reply within the 14-day period shall constitute notice of no reasonable objection.

§ 5.7.3.1 If the Owner has reasonable objection to a person or entity proposed by the Design-Builder, the Design-Builder shall propose another to whom the Owner has no reasonable objection. If the rejected person or entity was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute person or entity’s Work. However, no increase in the Contract Sum or Contract Time shall be allowed for such change unless the Design-Builder has acted promptly and responsively in submitting names as required.

§ 5.8 Documents and Submittals at the Site

The Design-Builder shall maintain at the site for the Owner one copy of the Design-Build Documents and a current set of the Construction Documents, in good order and marked currently to indicate field changes and selections made during construction, and one copy of approved Submittals. The Design-Builder shall deliver these items to the Owner in accordance with Section 9.10.2 as a record of the Work as constructed.

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§ 5.9 Use of Site

The Design-Builder shall confine operations at the site to areas permitted by applicable laws, statutes, ordinances, codes, rules and regulations, lawful orders of public authorities, and the Design-Build Documents, and shall not unreasonably encumber the site with materials or equipment.

§ 5.10 Cutting and Patching

The Design-Builder shall not cut, patch or otherwise alter fully or partially completed construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Design-Builder shall not unreasonably withhold from the Owner or a separate contractor the Design-Builder’s consent to cutting or otherwise altering the Work.

§ 5.11 Cleaning Up

§ 5.11.1 The Design-Builder shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Design-Builder shall remove waste materials, rubbish, the Design-Builder’s tools, construction equipment, machinery and surplus materials from and about the Project.

§ 5.11.2 If the Design-Builder fails to clean up as provided in the Design-Build Documents, the Owner may do so and Owner shall be entitled to reimbursement from the Design-Builder.

§ 5.12 Access to Work

The Design-Builder shall provide the Owner and its separate contractors and consultants access to the Work in preparation and progress wherever located. The Design-Builder shall notify the Owner in writing regarding Project safety criteria and programs, which the Owner, and its contractors and consultants, shall comply with while at the site.  Owner may conduct its own on-site safety inspections and/or audits; any consultant engaged by Owner in this regard shall be disclosed to Design-Builder at the time of engagement and shall reasonably coordinate with Design-Builder to not disrupt Work timing or scheduling.

§ 5.13 Construction by Owner or by Separate Contractors

§ 5.13.1 Owner’s Right to Perform Construction and to Award Separate Contracts

§ 5.13.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner’s own forces; and to award separate contracts in connection with other portions of the Project, or other construction or operations on the site, under terms and conditions identical or substantially similar to this Contract, including those terms and conditions related to insurance and waiver of subrogation. The Owner shall notify the Design-Builder promptly after execution of any separate contract. If the Design-Builder claims that delay or additional cost is involved because of such action by the Owner, the Design-Builder shall make a Claim as provided in Article 14.

§ 5.13.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term “Design-Builder” in the Design-Build Documents in each case shall mean the individual or entity that executes each separate agreement with the Owner.

§ 5.13.1.3 The Owner shall provide for coordination of the activities of the Owner’s own forces, and of each separate contractor, with the Work of the Design-Builder, who shall cooperate with them. The Design-Builder shall participate with other separate contractors and the Owner in reviewing their construction schedules. The Design-Builder shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Design-Builder, separate contractors and the Owner until subsequently revised.

§ 5.13.1.4 Unless otherwise provided in the Design-Build Documents, when the Owner performs construction or operations related to the Project with the Owner’s own forces or separate contractors, the Owner shall be deemed to be subject to the same obligations, and to have the same rights, that apply to the Design-Builder under the Contract. The Owner shall cause its separate contractors to be subject to the Design-Builder’s safety directions and program while on the jobsite. The Owner shall also require its separate contractors to name the Design-Builder as an additional insured under the separate contractor’s commercial general liability policy, on a primary and non- contributory basis, and to waive subrogation rights against the Design-Builder to the extent of any recovery from applicable property insurance.

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§ 5.14 Mutual Responsibility

§ 5.14.1 The Design-Builder shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Design-Builder’s construction and operations with theirs as required by the Design-Build Documents.

§ 5.14.2 If part of the Design-Builder’s Work depends upon construction or operations by the Owner or a separate contractor, the Design-Builder shall, prior to proceeding with that portion of the Work, prepare a written report to the Owner, identifying apparent discrepancies or defects in the construction or operations by the Owner or separate contractor that would render it unsuitable for proper execution and results of the Design-Builder’s Work. Failure of the Design-Builder to report shall constitute an acknowledgment that the Owner’s or separate contractor’s completed or partially completed construction is fit and proper to receive the Design-Builder’s Work, except as to defects not then reasonably discoverable.

§ 5.14.3 The Design-Builder shall reimburse the Owner for costs the Owner incurs that are payable to a separate contractor because of the Design-Builder’s delays, improperly timed activities or defective construction. The Owner shall be responsible to the Design-Builder for costs the Design-Builder incurs because of a separate contractor’s delays, improperly timed activities, damage to the Work or defective construction.

§ 5.14.4 The Design-Builder shall promptly remedy damage the Design-Builder wrongfully causes to completed or partially completed construction or to property of the Owner or separate contractors as provided in Section 10.2.5.

§ 5.14.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching the Work as the Design-Builder has with respect to the construction of the Owner or separate contractors in Section 5.10.

§ 5.15 Owner’s Right to Clean Up

If a dispute arises among the Design-Builder, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and will allocate the cost among those responsible.

§ 5.17  Surveys required to be provided under this Agreement shall be provided by the Design-Builder at its expense. Owner acknowledges that Design-Builder has not included any land boundary surveys in its Work estimate.  Design-Builder shall exercise proper precautions relating to the safe performance of the Work.

§ 5.18 The Design-Builder shall furnish the services of geotechnical engineers or other consultants for investigation of subsurface, conditions when such services are reasonably necessary to properly carry out the design services furnished by the Design-Builder.  Owner acknowledges that only interior-related geotechnical work has been included in the Work estimate.

ARTICLE 6   CHANGES IN THE WORK

§ 6.1 General

§ 6.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order or Change Directive, subject to the limitations stated in this Article 6 and elsewhere in the Design-Build Documents.

§ 6.1.2 A Change Order shall be based upon agreement between the Owner and Design-Builder. The Owner may issue a Change Directive without agreement by the Design-Builder.

§ 6.1.3 Changes in the Work shall be performed under applicable provisions of the Design-Build Documents, and the Design-Builder shall proceed promptly, unless otherwise provided in the Change Order or Change Directive.

§ 6.2 Change Orders

A Change Order is a written instrument signed by the Owner and Design-Builder stating their agreement upon all of the following:

.1      The change in the Work;

.2      The amount of the adjustment, if any, in the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation; and

.3      The extent of the adjustment, if any, in the Contract Time.

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§ 6.3 Change Directives

§ 6.3.1 A Change Directive is a written order signed by the Owner directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation, or Contract Time. The Owner may by Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation, and Contract Time being adjusted accordingly.

§ 6.3.2 A Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

§ 6.3.3 If the Change Directive provides for an adjustment to the Contract Sum or, if prior to execution of the Design-Build Amendment, an adjustment in the Design-Builder’s compensation, the adjustment shall be based on one of the following methods:

.1      Mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

.2      Unit prices stated in the Design-Build Documents or subsequently agreed upon;

.3      Cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

.4      As provided in Section 6.3.7.

§ 6.3.4 If unit prices are stated in the Design-Build Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Design-Builder, the applicable unit prices shall be equitably adjusted.

§ 6.3.5 Upon receipt of a Change Directive, the Design-Builder shall promptly proceed with the change in the Work involved and advise the Owner of the Design-Builder’s agreement or disagreement with the method, if any, provided in the Change Directive for determining the proposed adjustment in the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation, or Contract Time.

§ 6.3.6 A Change Directive signed by the Design-Builder indicates the Design-Builder’s agreement therewith, including adjustment in Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation, and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

§ 6.3.7 If the Design-Builder does not respond promptly or disagrees with the method for adjustment in the Contract Sum or, if prior to execution of the Design-Build Amendment, the method for adjustment in the Design-Builder’s compensation, the Owner shall determine the method and the adjustment on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase, an amount for overhead and profit as set forth in the Agreement, or if no such amount is set forth in the Agreement, a reasonable amount. In such case, and also under Section 6.3.3.3, the Design-Builder shall keep and present, in such form as the Owner may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Design-Build Documents, costs for the purposes of this Section 6.3.7 shall be limited to the following:

.1      Additional costs of professional services;

.2      Costs of labor, including social security, unemployment insurance, fringe benefits required by agreement or custom, and workers’ compensation insurance;

.3      Costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;

.4      Rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Design-Builder or others;

.5      Costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and

.6      Additional costs of supervision and field office personnel directly attributable to the change.

§ 6.3.8 The amount of credit to be allowed by the Design-Builder to the Owner for a deletion or change that results in a net decrease in the Contract Sum or, if prior to execution of the Design-Build Amendment, in the Design-Builder’s compensation, shall be actual net cost. When both additions and credits covering related Work or

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substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

§ 6.3.9 Pending final determination of the total cost of a Change Directive to the Owner, the Design-Builder may request payment for Work completed under the Change Directive in Applications for Payment. The Owner will make an interim determination for purposes of certification for payment for those costs deemed to be reasonably justified. The Owner’s interim determination of cost shall adjust the Contract Sum or, if prior to execution of the Design-Build Amendment, the Design-Builder’s compensation, on the same basis as a Change Order, subject to the right of Design-Builder to disagree and assert a Claim in accordance with Article 14.

§ 6.3.10 When the Owner and Design-Builder agree with a determination concerning the adjustments in the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and the Owner and Design-Builder shall execute a Change Order. Change Orders may be issued for all or any part of a Change Directive.

ARTICLE 7   OWNER’S RESPONSIBILITIES

§ 7.1 General

§ 7.1.1 The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all Project matters requiring the Owner’s approval or authorization.

§ 7.1.2 The Owner shall render decisions in a timely manner and in accordance with the Design-Builder’s schedule agreed to by the Owner. The Owner shall furnish to the Design-Builder, within 15 days after receipt of a written request, information necessary and relevant for the Design-Builder to evaluate, give notice of or enforce mechanic’s lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner’s interest therein.

§ 7.2 Information and Services Required of the Owner

§ 7.2.1 The Owner shall furnish information or services required of the Owner by the Design-Build Documents with reasonable promptness.

§ 7.2.2 The Owner shall provide, to the extent under the Owner’s control and if not required by the Design-Build Documents to be provided by the Design-Builder, the results and reports of prior tests, inspections or investigations conducted for the Project involving structural or mechanical systems; chemical, air and water pollution; hazardous materials; or environmental and subsurface conditions and information regarding the presence of pollutants at the Project site. Upon receipt of a written request from the Design-Builder, the Owner shall also provide surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site under the Owner’s control.

§ 7.2.3 The Owner shall promptly obtain easements, zoning variances, and legal authorizations or entitlements regarding site utilization where essential to the execution of the Project.

§ 7.2.4 The Owner shall cooperate with the Design-Builder in securing building and other permits, licenses and inspections.

§ 7.2.5 The services, information, surveys and reports required to be provided by the Owner under this Agreement, shall be furnished at the Owner's expense, and except as otherwise specifically provided in this Agreement or elsewhere in the Design-Build Documents or to the extent the Owner advises the Design-Builder to the contrary in writing, the Design-Builder shall be entitled to rely upon the accuracy and completeness thereof. In no event shall the Design-Builder be relieved of its responsibility to exercise proper precautions relating to the safe performance of the Work.

§ 7.2.6 If the Owner observes or otherwise becomes aware of a fault or defect in the Work or non-conformity with the Design-Build Documents, the Owner shall give prompt written notice thereof to the Design-Builder.

§ 7.2.7 Prior to the execution of the Design-Build Amendment, the Design-Builder may request in writing that the Owner provide reasonable evidence that the Owner has made financial arrangements to fulfill the Owner’s

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obligations under the Design-Build Documents and the Design-Builder’s Proposal. Thereafter, the Design-Builder may only request such evidence if (1) the Owner fails to make payments to the Design-Builder as the Design-Build Documents require; (2) a change in the Work materially changes the Contract Sum; or (3) the Design-Builder identifies in writing a reasonable concern regarding the Owner’s ability to make payment when due. The Owner shall furnish such evidence as a condition precedent to commencement or continuation of the Work or the portion of the Work affected by a material change. After the Owner furnishes the evidence, the Owner shall not materially vary such financial arrangements without prior notice to the Design-Builder.

§ 7.2.8 Except as otherwise provided in the Design-Build Documents or when direct communications have been specially authorized, the Owner shall communicate through the Design-Builder with persons or entities employed or retained by the Design-Builder.

§ 7.2.9 Unless required by the Design-Build Documents to be provided by the Design-Builder, the Owner shall, furnish the services of consultants for investigation of air and water conditions when such services are reasonably necessary to properly carry out the design services furnished by the Design-Builder. In such event, the Design-Builder shall specify the services required. Such services may include, but are not limited to, percolation tests, evaluations of hazardous materials, ground corrosion and resistivity tests, and necessary operations for anticipating subsoil conditions. The services of geotechnical engineer(s) or other consultants shall include preparation and submission of all appropriate reports and professional recommendations.

§ 7.2.10 The Owner shall purchase and maintain insurance as set forth in Exhibit B.

§ 7.3 Submittals

§ 7.3.1 The Owner shall review and approve or take other appropriate action on Submittals. Review of Submittals is not conducted for the purpose of determining the accuracy and completeness of other details, such as dimensions and quantities; or for substantiating instructions for installation or performance of equipment or systems; or for determining that the Submittals are in conformance with the Design-Build Documents, all of which remain the responsibility of the Design-Builder as required by the Design-Build Documents. The Owner’s action will be taken in accordance with the submittal schedule approved by the Owner or, in the absence of an approved submittal schedule, with reasonable promptness while allowing sufficient time in the Owner’s judgment to permit adequate review. The Owner’s review of Submittals shall not relieve the Design-Builder of the obligations under Sections 3.1.11, 3.1.12, and 5.2.3. The Owner’s review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Owner, of any construction means, methods, techniques, sequences or procedures. The Owner’s approval of a specific item shall not indicate approval of an assembly of which the item is a component.

§ 7.3.2 Upon review of the Submittals required by the Design-Build Documents, the Owner shall notify the Design-Builder of any non-conformance with the Design-Build Documents the Owner discovers.

§ 7.4 Visits to the site by the Owner shall not be construed to create an obligation on the part of the Owner to make on-site inspections to check the quality or quantity of the Construction Work. The Owner shall neither have control over or charge of, nor be responsible for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Construction Work, because these are solely the Design-Builder’s rights and responsibilities under the Design-Build Documents. Notwithstanding the foregoing, Owner shall have the right to be present throughout the duration of the Work.

§ 7.5 The Owner shall not be responsible for the Design-Builder’s failure to perform the Work in accordance with the requirements of the Design-Build Documents. The Owner shall not have control over or charge of, and will not be responsible for acts or omissions of the Design-Builder, Architect, Consultants, Contractors, or their agents or employees, or any other persons or entities performing portions of the Work for the Design-Builder.

§ 7.6 The Owner has the authority to reject Construction Work that does not conform to the Design-Build Documents.  The Owner shall have authority to require inspection or testing of the Work in accordance with Section 15.5.2, whether or not such Construction Work is fabricated, installed or completed. However, neither this authority of the Owner nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Owner to the Design-Builder, the Architect, Consultants, Contractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

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§ 7.7 The Owner shall determine the date or dates of Substantial Completion in accordance with Section 9.8 and the date of final completion in accordance with Section 9.10.

§ 7.8 Owner’s Right to Stop Work

If the Design-Builder fails to correct Work which is not in accordance with the requirements of the Design-Build Documents as required by Section 11.2 or persistently fails to carry out Work in accordance with the Design-Build Documents, the Owner may issue a written order to the Design-Builder to stop the Work, or any portion thereof, until the cause for such order has been eliminated with no liability to Owner; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Design-Builder or any other person or entity, except to the extent required by Section 5.13.1.3.

§ 7.9 Owner’s Right to Carry Out the Work

If the Design-Builder defaults or neglects to carry out the Work in accordance with the Design-Build Documents and fails within a ten-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case, an appropriate Change Order shall be issued deducting from payments then or thereafter due the Design-Builder the reasonable cost of correcting such deficiencies. If payments then or thereafter due the Design-Builder are not sufficient to cover such amounts, the Design-Builder shall pay the difference to the Owner.

ARTICLE 8   TIME

§ 8.1 Progress and Completion

§ 8.1.1 Time limits stated in the Design-Build Documents are of the essence of the Contract. By executing the Design-Build Amendment the Design-Builder confirms that the Contract Time is a reasonable period for performing the Work.

§ 8.1.2 The Design-Builder shall not, except by agreement of the Owner in writing, commence the Work prior to the effective date of insurance, other than property insurance, required by this Contract. The Contract Time shall not be adjusted as a result of the Design-Builder’s failure to obtain insurance required under this Contract.

§ 8.1.3 The Design-Builder shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

§ 8.2 Delays and Extensions of Time

§ 8.2.1 If the Design-Builder is delayed at any time in the commencement or progress of the Work by an act or neglect of the Owner or of a consultant or separate contractor employed by the Owner; or by changes ordered in the Work by the Owner; or by unforeseen labor disputes, fire, unusual delay in deliveries, unavoidable casualties or other causes beyond the Design-Builder’s reasonable control; or by delay authorized by the Owner pending mediation and binding dispute resolution or by other causes that the Owner determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Owner may determine.

§ 8.2.2 Claims relating to time shall be made in accordance with applicable provisions of Article 14.

§ 8.2.3 This Section 8.2 does not preclude recovery of damages for delay by either party under other provisions of the Design-Build Documents.

ARTICLE 9   PAYMENT APPLICATIONS AND PROJECT COMPLETION

§ 9.1 Contract Sum

The Contract Sum is stated in the Design-Build Amendment.

§ 9.2 Schedule of Values

Where the Contract Sum is based on a stipulated sum or Guaranteed Maximum Price, the Design-Builder, prior to the first Application for Payment after execution of the Design-Build Amendment shall submit to the Owner a schedule of values allocating the entire Contract Sum to the various portions of the Work and prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule, unless objected to by the Owner, shall be used as a basis for reviewing the Design-Builder’s Applications for Payment.

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§ 9.3 Applications for Payment

§ 9.3.1 At least ten days before the date established for each progress payment, the Design-Builder shall submit to the Owner an itemized Application for Payment for completed portions of the Work. The application shall be notarized, if required, and supported by data substantiating the Design-Builder’s right to payment as the Owner may reasonably require, such as copies of requisitions from the Architect, Consultants, Contractors, and material suppliers, and shall reflect retainage if provided for in the Design-Build Documents.

§ 9.3.1.1  Owner reserves the right to audit Design-Builder’s books and records relating to Work performed and amounts billed.

§ 9.3.1.2 Applications for Payment shall not include requests for payment for portions of the Work for which the Design-Builder does not intend to pay the Architect, Consultant, Contractor, material supplier, or other persons or entities providing services or work for the Design-Builder, unless such Work has been performed by others whom the Design-Builder intends to pay.

§ 9.3.2 Unless otherwise provided in the Design-Build Documents, payments shall be made for services provided as well as materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Design-Builder with procedures satisfactory to the Owner to establish the Owner’s title to such materials and equipment or otherwise protect the Owner’s interest, and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

§ 9.3.3 The Design-Builder warrants that title to all Work, other than Instruments of Service, covered by an Application for Payment will pass to the Owner at the time of payment. The Design-Builder further warrants that, upon submittal of an Application for Payment, all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Design-Builder’s knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Design-Builder, Architect, Consultants, Contractors, material suppliers, or other persons or entities entitled to make a claim by reason of having provided labor, materials and equipment relating to the Work.

§ 9.4 Certificates for Payment

The Owner shall, within seven business days after receipt of the Design-Builder’s Application for Payment, issue to the Design-Builder a Certificate for Payment indicating the amount the Owner determines is properly due and notify the Design-Builder in writing of the Owner’s reasons for withholding certification in whole or in part as provided in Section 9.5.1.

§ 9.5 Decisions to Withhold Certification

§ 9.5.1 The Owner may withhold a Certificate for Payment in whole or in part to the extent reasonably necessary to protect the Owner due to the Owner’s reasonable determination that the Work has not progressed to the point indicated in the Design-Builder’s Application for Payment, or the quality of the Work is not in accordance with the Design-Build Documents. If the Owner is unable to certify payment in the amount of the Application, the Owner will notify the Design-Builder as provided in Section 9.4. If the Design-Builder and Owner cannot agree on a revised amount, the Owner will promptly issue a Certificate for Payment for the amount that the Owner deems to be due and owing. The Owner may also withhold a Certificate for Payment or, because of subsequently discovered evidence, may nullify the whole or a part of a Certificate for Payment previously issued to such extent as may be necessary to protect the Owner from loss for which the Design-Builder is responsible because of

.1      defective Work, including design and construction, not remedied;

.2      third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Design-Builder;

.3      failure of the Design-Builder to make payments properly to the Architect, Consultants, Contractors or others, for services, labor, materials or equipment;

.4      reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

.5      damage to the Owner or a separate contractor;

.6      Not used; or

.7      repeated failure to carry out the Work in accordance with the Design-Build Documents.

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§ 9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.

§ 9.5.3 If the Owner withholds certification for payment under Section 9.5.1.3, the Owner may, at its sole option, issue joint checks to the Design-Builder and to the Architect or any Consultants, Contractor, material or equipment suppliers, or other persons or entities providing services or work for the Design-Builder to whom the Design-Builder failed to make payment for Work properly performed or material or equipment suitably delivered.

§ 9.6 Progress Payments

§ 9.6.1 After the Owner has issued a Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Design-Build Documents.

§ 9.6.2 The Design-Builder shall pay each Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder no later than the time period required by applicable law, but in no event more than seven days after receipt of payment from the Owner the amount to which the Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder is entitled, reflecting percentages actually retained from payments to the Design-Builder on account of the portion of the Work performed by the Architect, Consultant, Contractor, or other person or entity. The Design-Builder shall, by appropriate agreement with each Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder, require each Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder to make payments to subconsultants and subcontractors in a similar manner.

§ 9.6.3 The Owner will, on request and if practicable, furnish to the Architect, a Consultant, Contractor, or other person or entity providing services or work for the Design-Builder, information regarding percentages of completion or amounts applied for by the Design-Builder and action taken thereon by the Owner on account of portions of the Work done by such Architect, Consultant, Contractor or other person or entity providing services or work for the Design-Builder.

§ 9.6.4 The Owner has the right to request written evidence from the Design-Builder that the Design-Builder has properly paid the Architect, Consultants, Contractors, or other person or entity providing services or work for the Design-Builder, amounts paid by the Owner to the Design-Builder for the Work. If the Design-Builder fails to furnish such evidence within seven days, the Owner shall have the right to contact the Architect, Consultants, and Contractors to ascertain whether they have been properly paid. The Owner shall have no obligation to pay or to see to the payment of money to a Consultant or Contractor, except as may otherwise be required by law.

§ 9.6.5 Design-Builder payments to material and equipment suppliers shall be treated in a manner similar to that provided in Sections 9.6.2, 9.6.3 and 9.6.4.

§ 9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Design-Build Documents.

§ 9.6.7 Unless the Design-Builder provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Design-Builder for Work properly performed by the Architect, Consultants, Contractors and other person or entity providing services or work for the Design-Builder, shall be held by the Design-Builder for the Architect and those Consultants, Contractors, or other person or entity providing services or work for the Design-Builder, for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Design-Builder, shall create any fiduciary liability or tort liability on the part of the Design-Builder for breach of trust or shall entitle any person or entity to an award of punitive damages against the Design-Builder for breach of the requirements of this provision.

§ 9.7 Failure of Payment

If the Owner does not make payment, through no fault of the Design-Builder, within the time required by the Design-Build Documents, then the Design-Builder may, upon seven additional days’ written notice to the Owner, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Design-Builder’s reasonable costs of shut-down, delay and start-up, plus interest as provided for in the Design-Build Documents.

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§ 9.8 Substantial Completion

§ 9.8.1 Substantial Completion is the stage in the progress of the Construction Work when the Construction Work or designated portion thereof is sufficiently complete in accordance with the Design-Build Documents so that the Owner can occupy or utilize the Construction Work for its intended use. The date of Substantial Completion is the date certified by the Owner in accordance with this Section 9.8.

§ 9.8.2 When the Design-Builder considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Design-Builder shall prepare and submit to the Owner a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Design-Builder to complete all Work in accordance with the Design-Build Documents.

§ 9.8.3 Upon receipt of the Design-Builder’s list, the Owner shall make an inspection to determine whether the Construction Work or designated portion thereof is substantially complete. If the Owner’s inspection discloses any item, whether or not included on the Design-Builder’s list, which is not sufficiently complete in accordance with the Design-Build Documents so that the Owner can occupy or utilize the Construction Work or designated portion thereof for its intended use, the Design-Builder shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Owner. In such case, the Design-Builder shall then submit a request for another inspection by the Owner to determine Substantial Completion.

§ 9.8.4 Prior to issuance of the Certificate of Substantial Completion under Section 9.8.5, the Owner and Design-Builder shall discuss and then determine the parties’ obligations to obtain and maintain property insurance following issuance of the Certificate of Substantial Completion.

§ 9.8.5 When the Construction Work or designated portion thereof is substantially complete, the Design-Builder will prepare for the Owner’s signature a Certificate of Substantial Completion that shall, upon the Owner’s signature, establish the date of Substantial Completion; establish responsibilities of the Owner and Design-Builder for security, maintenance, heat, utilities, damage to the Construction Work and insurance; and fix the time within which the Design-Builder shall finish all items on the list accompanying the Certificate. Warranties required by the Design-Build Documents shall commence on the date of Substantial Completion of the Construction Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion.

§ 9.8.6 The Certificate of Substantial Completion shall be submitted by the Design-Builder to the Owner for written acceptance of responsibilities assigned to it in the Certificate. Upon the Owner’s acceptance, and consent of surety, if any, the Owner shall make payment of retainage applying to the Work or designated portion thereof. Payment shall be adjusted on a pro rata basis for the percentage of Construction Work that is incomplete or not in accordance with the requirements of the Design-Build Documents as compared to the total cost of the Work. In addition, if Substantial Completion is not attained by 30 days after the scheduled date for such completion, Design-Builder shall pay Owner “***”Dollars ($“***”) as liquidated damages for each day that Substantial Completion extends beyond the originally anticipated date.

§ 9.9 Partial Occupancy or Use

§ 9.9.1 The Owner may occupy or use any completed or partially completed portion of the Construction Work at any stage. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Design-Builder have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Construction Work and insurance, and have agreed in writing concerning the period for correction of the Construction Work and commencement of warranties required by the Design-Build Documents. When the Design-Builder considers a portion substantially complete, the Design-Builder shall prepare and submit a list to the Owner as provided under Section 9.8.2. Consent of the Design-Builder to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Design-Builder.

§ 9.9.2 Immediately prior to such partial occupancy or use, the Owner and Design-Builder shall jointly inspect the area to be occupied or portion of the Construction Work to be used in order to determine and record the condition of the Work.

§ 9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Construction Work shall not constitute acceptance of Work not complying with the requirements of the Design-Build Documents.

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§ 9.10 Final Completion and Final Payment

§ 9.10.1 Upon receipt of the Design-Builder’s written notice that the Construction Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Owner will promptly make such inspection. When the Owner finds the Work acceptable under the Design-Build Documents and the Contract fully performed, the Owner will, subject to Section 9.10.2, promptly issue a final Certificate for Payment, contingent on additional time necessary to ensure that equipment has been properly installed, is functioning per agreed criteria and passes required validation.

§ 9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Design-Builder submits to the Owner (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work, for which the Owner or the Owner’s property might be responsible or encumbered, (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Design-Build Documents to remain in force after final payment is currently in effect, (3) a written statement that the Design-Builder knows of no substantial reason that the insurance will not be renewable to cover the period required by the Design-Build Documents, (4) consent of surety, if any, to final payment, (5) as-constructed record copy of the Construction Documents marked to indicate field changes and selections made during construction, (6) manufacturer’s warranties, product data, and maintenance and operations manuals, and (7) if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, or releases and waivers of liens, claims, security interests, or encumbrances, arising out of the Contract, to the extent and in such form as may be designated by the Owner. If an Architect, a Consultant, or a Contractor, or other person or entity providing services or work for the Design-Builder, refuses to furnish a release or waiver required by the Owner, the Design-Builder may furnish a bond satisfactory to the Owner to indemnify the Owner against such liens, claims, security interests, or encumbrances. If such liens, claims, security interests, or encumbrances remains unsatisfied after payments are made, the Design-Builder shall refund to the Owner all money that the Owner may be compelled to pay in discharging such liens, claims, security interests, or encumbrances, including all costs and reasonable attorneys’ fees.

§ 9.10.3 If, after Substantial Completion of the Construction Work, final completion thereof is materially delayed through no fault of the Design-Builder or by issuance of Change Orders affecting final completion, the Owner shall, upon application by the Design-Builder, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Design-Build Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Design-Builder to the Owner prior to issuance of payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

§ 9.10.4 The making of final payment shall constitute a waiver of Claims by the Owner except those arising from

.1      liens, Claims, security interests or encumbrances arising out of the Contract and unsettled;

.2      failure of the Work to comply with the requirements of the Design-Build Documents; or

.3      terms of special warranties required by the Design-Build Documents.

§ 9.10.5 Acceptance of final payment by the Design-Builder shall constitute a waiver of claims by the Design-Builder except those previously made in writing and identified by the Design-Builder as unsettled at the time of final Application for Payment.

ARTICLE 10   PROTECTION OF PERSONS AND PROPERTY

§ 10.1 Safety Precautions and Programs

The Design-Builder shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract. The Owner shall not have any liability for any OSHA violations as relating to Design-Builder’s Work obligations and responsibilities.

§ 10.2 Safety of Persons and Property

§ 10.2.1 The Design-Builder shall be responsible for precautions for the safety of, and reasonable protection to prevent damage, injury or loss to

.1      employees on the Work and other persons who may be affected thereby;

.2      the Construction Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Design-Builder or the Architect, Consultants, or Contractors, or other person or entity providing services or work for the Design-Builder; and

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.3      other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, or structures and utilities not designated for removal, relocation or replacement in the course of construction.

§ 10.2.2 The Design-Builder shall comply with, and give notices required by, applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities, bearing on safety of persons or property, or their protection from damage, injury or loss.

§ 10.2.3 The Design-Builder shall implement, erect, and maintain, as required by existing conditions and performance of the Construction Work, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations, and notify owners and users of adjacent sites and utilities of the safeguards and protections.

§ 10.2.4 When use or storage of explosives or other hazardous materials or equipment, or unusual methods, are necessary for execution of the Construction Work, the Design-Builder shall exercise utmost care, and carry on such activities under supervision of properly qualified personnel.

§ 10.2.5 The Design-Builder shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Design-Build Documents) to property referred to in Sections 10.2.1.2 and 10.2.1.3, caused in whole or in part by the Design-Builder, the Architect, a Consultant, a Contractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Design-Builder is responsible under Sections 10.2.1.2 and 10.2.1.3; except damage or loss attributable to acts or omissions of the Owner, or anyone directly or indirectly employed by the Owner, or by anyone for whose acts the Owner may be liable, and not attributable to the fault or negligence of the Design-Builder. The foregoing obligations of the Design-Builder are in addition to the Design-Builder’s obligations under Section 3.1.14.

§ 10.2.6 The Design-Builder shall designate a responsible member of the Design-Builder’s organization, at the site, whose duty shall be the prevention of accidents. This person shall be the Design-Builder’s superintendent unless otherwise designated by the Design-Builder in writing to the Owner.

§ 10.2.7 The Design-Builder shall not permit any part of the construction or site to be loaded so as to cause damage or create an unsafe condition.

§ 10.2.8 Injury or Damage to Person or Property. If the Owner or Design-Builder suffers injury or damage to person or property because of an act or omission of the other, or of others for whose acts such party is legally responsible, written notice of the injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

§ 10.3 Hazardous Materials

§ 10.3.1 The Design-Builder is responsible for compliance with any requirements included in the Design-Build Documents regarding hazardous materials. If the Design-Builder encounters a hazardous material or substance not addressed in the Design-Build Documents and if reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Design-Builder, the Design-Builder shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner in writing.

§ 10.3.2 Upon receipt of the Design-Builder’s written notice, the Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the material or substance reported by the Design-Builder and, in the event such material or substance is found to be present, to cause it to be rendered harmless. Unless otherwise required by the Design-Build Documents, the Owner shall furnish in writing to the Design-Builder the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Design-Builder will promptly reply to the Owner in writing stating whether or not the Design-Builder has reasonable objection to the persons or entities proposed by the Owner. If the Design-Builder has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Design-Builder has no reasonable objection. When the material or substance has been rendered harmless, Work in the affected area shall resume upon

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written agreement of the Owner and Design-Builder. By Change Order, the Contract Time shall be extended appropriately and the Contract Sum shall be increased in the amount of the Design-Builder’s reasonable additional costs of shut-down, delay and start-up.

§ 10.3.3 To the fullest extent permitted by law, the Owner shall defend, indemnify and hold harmless the Design-Builder, the Architect, Consultants, and Contractors, and employees of any of them, from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work in the affected area, if in fact the material or substance presents the risk of bodily injury or death as described in Section 10.3.1 and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to, or destruction of, tangible property (other than the Work itself), except to the extent that such damage, loss or expense is due to the fault or negligence of the party seeking indemnity.

§ 10.3.4 The Owner shall not be responsible under this Section 10.3 for materials or substances the Design-Builder brings to the site unless such materials or substances are required by the Owner’s Criteria. The Owner shall be responsible for materials or substances required by the Owner’s Criteria, except to the extent of the Design-Builder’s fault or negligence in the use and handling of such materials or substances.

§ 10.3.5 The Design-Builder shall indemnify the Owner for the cost and expense the Owner incurs (1) for remediation of a material or substance the Design-Builder brings to the site and negligently handles, or (2) where the Design-Builder fails to perform its obligations under Section 10.3.1, except to the extent that the cost and expense are due to the Owner’s fault or negligence.

§ 10.3.6 If, without negligence on the part of the Design-Builder, the Design-Builder is held liable by a government agency for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Design-Build Documents, the Owner shall indemnify the Design-Builder for all cost and expense thereby incurred.

§ 10.4 Emergencies

In an emergency affecting safety of persons or property, the Design-Builder shall act, at the Design-Builder’s discretion, to prevent threatened damage, injury or loss.

ARTICLE 11   UNCOVERING AND CORRECTION OF CONSTRUCTION WORK

§ 11.1 Uncovering of Work

The Owner may request to examine a portion of the Construction Work that the Design-Builder has covered to determine if the Construction Work has been performed in accordance with the Design-Build Documents. If such Construction Work is in accordance with the Design-Build Documents, the Owner and Design-Builder shall execute a Change Order to adjust the Contract Time and Contract Sum, as appropriate. If such Construction Work is not in accordance with the Design-Build Documents, the costs of uncovering and correcting the Work shall be at the Design-Builder’s expense and the Design-Builder shall not be entitled to a change in the Contract Time unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs and the Contract Time will be adjusted as appropriate.

§ 11.2 Correction of Work

§ 11.2.1 Before or After Substantial Completion. The Design-Builder shall promptly correct Construction Work rejected by the Owner or failing to conform to the requirements of the Design-Build Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Construction Work, including additional testing and inspections, the cost of uncovering and replacement, and compensation for any design consultant employed by the Owner whose expenses and compensation were made necessary thereby, shall be at the Design-Builder’s expense.

§ 11.2.2 After Substantial Completion

§ 11.2.2.1 In addition to the Design-Builder’s obligations under Section 3.1.12, if, within one year after the date of Substantial Completion of the Construction Work or designated portion thereof or after the date for commencement of warranties established under Section 9.9.1, or by terms of an applicable special warranty required by the Design-Build Documents, any of the Work is found not to be in accordance with the requirements of the Design-Build Documents, the Design-Builder shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Design-Builder a written acceptance of such condition. The Owner shall

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give such notice promptly after discovery of the condition. During the one-year period for correction of the Construction Work, if the Owner fails to notify the Design-Builder and give the Design-Builder an opportunity to make the correction, the Owner waives the rights to require correction by the Design-Builder and to make a claim for breach of warranty. If the Design-Builder or its subcontractor fails to correct nonconforming Construction Work within a reasonable time during that period after receipt of notice from the Owner, the Owner may correct it in accordance with Section 7.9.

§ 11.2.2.2 The one-year period for correction of Construction Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual completion of that portion of the Work.

§ 11.2.2.3 The one-year period for correction of Construction Work shall not be extended by corrective Work performed by the Design-Builder pursuant to this Section 11.2.

§ 11.2.3 The Design-Builder shall remove from the site portions of the Work that are not in accordance with the requirements of the Design-Build Documents and are neither corrected by the Design-Builder nor accepted by the Owner.

§ 11.2.4 The Design-Builder shall bear the cost of correcting destroyed or damaged construction of the Owner or separate contractors, whether completed or partially completed, caused by the Design-Builder’s correction or removal of Work that is not in accordance with the requirements of the Design-Build Documents, and any delay shall be set at the daily damages rate set forth in Section 9.8.6.

§ 11.2.5 Nothing contained in this Section 11.2 shall be construed to establish a period of limitation with respect to other obligations the Design-Builder has under the Design-Build Documents. Establishment of the one-year period for correction of Work as described in Section 11.2.2 relates only to the specific obligation of the Design-Builder to correct the Work, and has no relationship to the time within which the obligation to comply with the Design-Build Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Design-Builder’s liability with respect to the Design-Builder’s obligations other than specifically to correct the Work.

§ 11.3 Acceptance of Nonconforming Work

If the Owner prefers to accept Construction Work that is not in accordance with the requirements of the Design-Build Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made. Notification of such non-conforming Work shall be made as soon as discovered by Design-Builder, with Owner having the option to either not require correction or require correction as per a schedule determined by Owner.

ARTICLE 12   COPYRIGHTS AND LICENSES

§ 12.1 Drawings, specifications, and other documents furnished by or through the Design-Builder, including those in electronic form, are Instruments of Service. The Design-Builder, and the Architect, Consultants, Contractors, and any other person or entity providing services or work for any of them, shall be deemed the authors and owners of their respective Instruments of Service, including the Drawings and Specifications, and shall retain all common law, statutory and other reserved rights, including copyrights. Submission or distribution of Instruments of Service to meet official regulatory requirements, or for similar purposes in connection with the Project, is not to be construed as publication in derogation of the reserved rights of the Design-Builder and the Architect, Consultants, and Contractors, and any other person or entity providing services or work for any of them.

§ 12.2 The Design-Builder and the Owner warrant that in transmitting Instruments of Service, or any other information, the transmitting party is the copyright owner of such information or has permission from the copyright owner to transmit such information for its use on the Project.

§ 12.3 Upon execution of the Agreement, the Design-Builder grants to the Owner a limited, irrevocable and non-exclusive license to use the Instruments of Service solely and exclusively for purposes of constructing, using, maintaining, altering and adding to the Project, provided that the Owner performs its obligations, including prompt payment of all sums when due, under the Design-Build Documents. The license granted under this section permits the Owner to authorize its consultants and separate contractors to reproduce applicable portions of the Instruments

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of Service solely and exclusively for use in performing services or construction for the Project. If the Design-Builder rightfully terminates this Agreement for cause as provided in Section 13.1.4 or 13.2.1 the license granted in this Section 12.3 shall terminate if Owner does not make all required termination payments in accordance with the circumstances of such termination. In addition, if necessary for regulatory registration purposes Design-Builder agrees to assign such Instruments of Service to Owner upon request for an amount not to exceed “***”% of the cost to prepare such Instruments of Service.

§ 12.3.1 The Design-Builder shall obtain non-exclusive licenses from the Architect, Consultants, and Contractors, that will allow the Design-Builder to satisfy its obligations to the Owner under this Article 12. The Design-Builder’s licenses from the Architect and its Consultants and Contractors shall also allow the Owner, in the event this Agreement is terminated for any reason other than the default of the Owner or in the event the Design-Builder’s Architect, Consultants, or Contractors terminate their agreements with the Design-Builder for cause, to obtain a limited, irrevocable and non-exclusive license solely and exclusively for purposes of constructing, using, maintaining, altering and adding to the Project, provided that the Owner (1) agrees to pay to the Architect, Consultant or Contractor all amounts due, and (2) provide the Architect, Consultant or Contractor with the Owner’s written agreement to indemnify and hold harmless the Architect, Consultant or Contractor from all costs and expenses, including the cost of defense, related to claims and causes of action asserted by any third person or entity to the extent such costs and expenses arise from the Owner’s alteration or use of the Instruments of Service.

§ 12.3.2 In the event the Owner alters the Instruments of Service without the author’s written authorization or uses the Instruments of Service without retaining the authors of the Instruments of Service, the Owner releases the Design-Builder, Architect, Consultants, Contractors and any other person or entity providing services or work for any of them, from all claims and causes of action arising from or related to such uses. The Owner, to the extent permitted by law, further agrees to indemnify and hold harmless the Design-Builder, Architect, Consultants, Contractors and any other person or entity providing services or work for any of them, from all costs and expenses, including the cost of defense, related to claims and causes of action asserted by any third person or entity to the extent such costs and expenses arise from the Owner’s alteration or use of the Instruments of Service under this Section 12.3.2. The terms of this Section 12.3.2 shall not apply if the Owner rightfully terminates this Agreement for cause under Sections 13.1.4 or 13.2.2.

ARTICLE 13   TERMINATION OR SUSPENSION

§ 13.1 Termination or Suspension Prior to Execution of the Design-Build Amendment

§ 13.1.1 If the Owner fails to make payments to the Design-Builder for Work prior to execution of the Design-Build Amendment in accordance with this Agreement, such failure shall be considered substantial nonperformance and cause for termination or, at the Design-Builder’s option, cause for suspension of performance of services under this Agreement. If the Design-Builder elects to suspend the Work, the Design-Builder shall give seven days’ written notice to the Owner before suspending the Work. In the event of a suspension of the Work, the Design-Builder shall have no liability to the Owner for delay or damage caused by the suspension of the Work. Before resuming the Work, the Design-Builder shall be paid all sums due prior to suspension and any expenses incurred in the interruption and resumption of the Design-Builder’s Work. The Design-Builder’s compensation for, and time to complete, the remaining Work shall be equitably adjusted.

§ 13.1.2 If the Owner suspends the Project, the Design-Builder shall be compensated for the Work performed prior to notice of such suspension. When the Project is resumed, the Design-Builder shall be compensated for expenses incurred in the interruption and resumption of the Design-Builder’s Work. The Design-Builder’s compensation for, and time to complete, the remaining Work shall be equitably adjusted.

§ 13.1.3 If the Owner suspends the Project for more than 90 cumulative days for reasons other than the fault of the Design-Builder, the Design-Builder may terminate this Agreement by giving not less than seven days’ written notice.

§ 13.1.4 Either party may terminate this Agreement upon not less than seven days’ written notice should the other party fail substantially to perform in accordance with the terms of this Agreement through no fault of the party initiating the termination.

§ 13.1.5 The Owner may terminate this Agreement upon not less than seven days’ written notice to the Design-Builder for the Owner’s convenience and without cause.

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§ 13.1.6 In the event of termination not the fault of the Design-Builder, the Design-Builder shall be compensated for Work performed prior to termination, together with Reimbursable Expenses then due and any other expenses directly attributable to termination for which the Design-Builder is not otherwise compensated. In no event shall the Design-Builder’s compensation under this Section 13.1.6 be greater than the compensation set forth in Section 2.1.

§ 13.2 Termination or Suspension Following Execution of the Design-Build Amendment

§ 13.2.1 Termination by the Design-Builder

§ 13.2.1.1 The Design-Builder may terminate the Contract if the Work is stopped for a period of 30 consecutive days through no act or fault of the Design-Builder, the Architect, a Consultant, or a Contractor, or their agents or employees, or any other persons or entities performing portions of the Work under direct or indirect contract with the Design-Builder, for any of the following reasons:

.1      Issuance of an order of a court or other public authority having jurisdiction that requires all Work to be stopped;

.2      An act of government, such as a declaration of national emergency that requires all Work to be stopped;

.3      Because the Owner has not issued a Certificate for Payment and has not notified the Design-Builder of the reason for withholding certification as provided in Section 9.5.1, or because the Owner has not made payment on a Certificate for Payment within the time stated in the Design-Build Documents; or

.4      The Owner has failed to furnish to the Design-Builder promptly, upon the Design-Builder’s request, reasonable evidence as required by Section 7.2.7.

§ 13.2.1.2 The Design-Builder may terminate the Contract if, through no act or fault of the Design-Builder, the Architect, a Consultant, a Contractor, or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Design-Builder, repeated suspensions, delays or interruptions of the entire Work by the Owner as described in Section 13.2.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less.

§ 13.2.1.3 If one of the reasons described in Section 13.2.1.1 or 13.2.1.2 exists, the Design-Builder may, upon seven days’ written notice to the Owner, terminate the Contract and recover from the Owner payment for Work executed, including reasonable overhead and profit in an amount not exceeding “***”, and costs incurred by reason of such termination.

§ 13.2.1.4 If the Work is stopped for a period of 60 consecutive days through no act or fault of the Design-Builder or any other persons or entities performing portions of the Work under contract with the Design-Builder because the Owner has repeatedly failed to fulfill the Owner’s obligations under the Design-Build Documents with respect to matters important to the progress of the Work, the Design-Builder may, upon seven additional days’ written notice to the Owner, terminate the Contract and recover from the Owner as provided in Section 13.2.1.3.

§ 13.2.2 Termination by the Owner For Cause

§ 13.2.2.1 The Owner may, after seven (7) days written notice to the Design-Builder, and the subsequent failure of the Design-Builder to diligently commence the cure of its nonconforming performance, terminate the Contract if the Design-Builder

.1      fails to submit the Proposal by the date required by this Agreement, or if no date is indicated, within a reasonable time consistent with the date of Substantial Completion;

.2      repeatedly refuses or fails to supply an Architect, or enough properly skilled Consultants, Contractors, or workers or proper materials;

.3      fails to make payment to the Architect, Consultants, or Contractors for services, materials or labor in accordance with their respective agreements with the Design-Builder;

.4      repeatedly disregards applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of a public authority; or

.5      is otherwise guilty of substantial breach of a provision of the Design-Build Documents.

§ 13.2.2.2 When any of the above reasons exist, the Owner may without prejudice to any other rights or remedies of the Owner and after giving the Design-Builder and the Design-Builder’s surety, if any, seven days’ written notice, terminate employment of the Design-Builder and may, subject to any prior rights of the surety:

.1      Exclude the Design-Builder from the site and take possession of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Design-Builder;

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.2      Accept assignment of the Architect, Consultant and Contractor agreements pursuant to Section 3.1.15; and

.3      Finish the Work by whatever reasonable method the Owner may deem expedient. Upon written request of the Design-Builder, the Owner shall furnish to the Design-Builder a detailed accounting of the costs incurred by the Owner in finishing the Work.

§ 13.2.2.3 When the Owner terminates the Contract for one of the reasons stated in Section 13.2.2.1, the Design-Builder shall not be entitled to receive further payment until the Work is finished.

§ 13.2.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Design-Builder. If such costs and damages exceed the unpaid balance, the Design-Builder shall pay the difference to the Owner. The obligation for such payments shall survive termination of the Contract.

§ 13.2.3 Suspension by the Owner for Convenience

§ 13.2.3.1 The Owner may, without cause, order the Design-Builder in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.

§ 13.2.3.2 The Contract Sum and Contract Time shall be adjusted for increases in the cost and time caused by suspension, delay or interruption as described in Section 13.2.3.1. Adjustment of the Contract Sum shall include profit. No adjustment shall be made to the extent

.1      that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Design-Builder is responsible; or

.2      that an equitable adjustment is made or denied under another provision of the Contract.

§ 13.2.4 Termination by the Owner for Convenience

§ 13.2.4.1 The Owner may, at any time, terminate the Contract for the Owner’s convenience and without cause.

§ 13.2.4.2 Upon receipt of written notice from the Owner of such termination for the Owner’s convenience, the Design-Builder shall

.1      cease operations as directed by the Owner in the notice;

.2      take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and,

.3      except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing Project agreements, including agreements with the Architect, Consultants, Contractors, and purchase orders, and enter into no further Project agreements and purchase orders.

§ 13.2.4.3 In case of such termination for the Owner’s convenience, the Design-Builder shall be entitled to receive payment for Work executed, and costs incurred by reason of such termination, along with overhead and profit on that portion of the Work executed in an amount not exceeding “***”% of such valuation.

ARTICLE 14   CLAIMS AND DISPUTE RESOLUTION

§ 14.1 Claims

§ 14.1.1 Definition. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, payment of money, or other relief with respect to the terms of the Contract. The term “Claim” also includes other disputes and matters in question between the Owner and Design-Builder arising out of or relating to the Contract. The responsibility to substantiate Claims shall rest with the party making the Claim.

§ 14.1.2 Time Limits on Claims. The Owner and Design-Builder shall commence all claims and causes of action, whether in contract, tort, breach of warranty or otherwise, against the other, arising out of or related to the Contract in accordance with the requirements of the binding dispute resolution method selected in Section 1.3, within the time period specified by applicable law, but in any case not more than 10 years after the date of Substantial Completion of the Work. The Owner and Design-Builder waive all claims and causes of action not commenced in accordance with this Section 14.1.2.

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§ 14.1.3 Notice of Claims

§ 14.1.3.1 Prior To Final Payment. Prior to Final Payment, Claims by either the Owner or Design-Builder must be initiated by written notice to the other party within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later.

§ 14.1.3.2 Claims Arising After Final Payment. After Final Payment, Claims by either the Owner or Design-Builder that have not otherwise been waived pursuant to Sections 9.10.4 or 9.10.5, must be initiated by prompt written notice to the other party. The notice requirement in Section 14.1.3.1 and the Initial Decision requirement as a condition precedent to mediation in Section 14.2.1 shall not apply.

§ 14.1.4 Continuing Contract Performance. Pending final resolution of a Claim, except as otherwise agreed in writing or as provided in Section 9.7 and Article 13, the Design-Builder shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Design-Build Documents.

§ 14.1.5 Claims for Additional Cost. If the Design-Builder intends to make a Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the portion of the Work that relates to the Claim. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Section 10.4.

§ 14.1.6 Claims for Additional Time

§ 14.1.6.1 If the Design-Builder intends to make a Claim for an increase in the Contract Time, written notice as provided herein shall be given along with a reasonable business justification. The Design-Builder’s Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay, only one Claim is necessary.

§ 14.1.6.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated, and had an adverse effect on the scheduled construction.

§ 14.1.7 Claims for Consequential Damages

Except as set forth below, the Design-Builder and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract. This mutual waiver includes

.1      damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and

.2      damages incurred by the Design-Builder for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit except anticipated profit arising directly from the Work.

This mutual waiver is also applicable, without limitation, to all consequential damages due to either party’s termination in accordance with Article 13.

Owner’s waiver herein is not applicable to the extent any damages are caused by Design-Builder’s gross negligence or willful misconduct.

§ 14.2 Initial Decision

§ 14.2.1 An initial decision shall be required as a condition precedent to mediation of all Claims between the Owner and Design-Builder initiated prior to the date final payment is due, excluding those arising under Sections 10.3 and 10.4 of the Agreement and Sections B.3.2.9 and B.3.2.10 of Exhibit B to this Agreement, unless 30 days have passed after the Claim has been initiated with no decision having been rendered. Unless otherwise mutually agreed in writing, the Owner shall render the initial decision on Claims.

§ 14.2.2 Procedure

§ 14.2.2.1 Claims Initiated by the Owner. If the Owner initiates a Claim, the Design-Builder shall provide a written response to Owner within ten days after receipt of the notice required under Section 14.1.3.1. Thereafter, the Owner shall render an initial decision within ten days of receiving the Design-Builder’s response: (1) withdrawing the Claim in whole or in part, (2) approving the Claim in whole or in part, or (3) suggesting a compromise.

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§ 14.2.2.2 Claims Initiated by the Design-Builder. If the Design-Builder initiates a Claim, the Owner will take one or more of the following actions within ten days after receipt of the notice required under Section 14.1.3.1: (1) request additional supporting data, (2) render an initial decision rejecting the Claim in whole or in part, (3) render an initial decision approving the Claim, (4) suggest a compromise or (5) indicate that it is unable to render an initial decision because the Owner lacks sufficient information to evaluate the merits of the Claim.

§ 14.2.3 In evaluating Claims, the Owner may, but shall not be obligated to, consult with or seek information from persons with special knowledge or expertise who may assist the Owner in rendering a decision. The retention of such persons shall be at the Owner’s expense.

§ 14.2.4 If the Owner requests the Design-Builder to provide a response to a Claim or to furnish additional supporting data, the Design-Builder shall respond, within ten days after receipt of such request, and shall either (1) provide a response on the requested supporting data, (2) advise the Owner when the response or supporting data will be furnished or (3) advise the Owner that no supporting data will be furnished. Upon receipt of the response or supporting data, if any, the Owner will either reject or approve the Claim in whole or in part.

§ 14.2.5 The Owner’s initial decision shall (1) be in writing; (2) state the reasons therefor; and (3) identify any change in the Contract Sum or Contract Time or both. The initial decision shall be final and binding on the parties but subject to mediation and, if the parties fail to resolve their dispute through mediation, to binding dispute resolution.

§ 14.2.6 Either party may file for mediation of an initial decision at any time, subject to the terms of Section 14.2.6.1.

§ 14.2.6.1 Either party may, within 30 days from the date of an initial decision, demand in writing that the other party file for mediation within 60 days of the initial decision. If such a demand is made and the party receiving the demand fails to file for mediation within the time required, then both parties waive their rights to mediate or pursue binding dispute resolution proceedings with respect to the initial decision.

§ 14.2.7 In the event of a Claim against the Design-Builder, the Owner may, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim. If the Claim relates to a possibility of a Design-Builder’s default, the Owner may, but is not obligated to, notify the surety and request the surety’s assistance in resolving the controversy.

§ 14.2.8 If a Claim relates to or is the subject of a mechanic’s lien, the party asserting such Claim may proceed in accordance with applicable law to comply with the lien notice or filing deadlines.

§ 14.3 Mediation

§ 14.3.1 Claims, disputes, or other matters in controversy arising out of or related to the Contract, except those waived as provided for in Sections 9.10.4, 9.10.5, and 14.1.7, shall be subject to mediation as a condition precedent to binding dispute resolution.

§ 14.3.2 The parties shall endeavor to resolve their Claims by mediation which, unless the parties mutually agree otherwise, shall be administered by the American Arbitration Association in accordance with its Construction Industry Mediation Procedures in effect on the date of the Agreement. A request for mediation shall be made in writing, delivered to the other party to the Contract, and filed with the person or entity administering the mediation. The request may be made concurrently with the filing of binding dispute resolution proceedings but, in such event, mediation shall proceed in advance of binding dispute resolution proceedings, which shall be stayed pending mediation for a period of 60 days from the date of filing, unless stayed for a longer period by agreement of the parties or court order. If an arbitration proceeding is stayed pursuant to this Section 14.3.2, the parties may nonetheless proceed to the selection of the arbitrator(s) and agree upon a schedule for later proceedings.

§ 14.3.3 The parties shall share the mediator’s fee and any filing fees equally. The mediation shall be held in the place where the Project is located, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any court having jurisdiction.

§ 14.4 Arbitration

§ 14.4.1 If the parties have selected arbitration as the method for binding dispute resolution in Section 1.3, any Claim subject to, but not resolved by, mediation shall be subject to arbitration which, unless the parties mutually

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agree otherwise, shall be administered by the American Arbitration Association in accordance with its Construction Industry Arbitration Rules in effect on the date of the Agreement. A demand for arbitration shall be made in writing, delivered to the other party to the Contract, and filed with the person or entity administering the arbitration. The party filing a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded.

§ 14.4.1.1 A demand for arbitration shall be made no earlier than concurrently with the filing of a request for mediation, but in no event shall it be made after the date when the institution of legal or equitable proceedings based on the Claim would be barred by the applicable statute of limitations or statute of repose. For statute of limitations or statute of repose purposes, receipt of a written demand for arbitration by the person or entity administering the arbitration shall constitute the institution of legal or equitable proceedings based on the Claim.

§ 14.4.2 The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction.

§ 14.4.3 The foregoing agreement to arbitrate, and other agreements to arbitrate with an additional person or entity duly consented to by parties to the Agreement, shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

§ 14.4.4 Consolidation or Joinder

§ 14.4.4.1 Either party, at its sole discretion, may consolidate an arbitration conducted under this Agreement with any other arbitration to which it is a party provided that (1) the arbitration agreement governing the other arbitration permits consolidation, (2) the arbitrations to be consolidated substantially involve common questions of law or fact, and (3) the arbitrations employ materially similar procedural rules and methods for selecting arbitrator(s).

§ 14.4.4.2 Either party, at its sole discretion, may include by joinder persons or entities substantially involved in a common question of law or fact whose presence is required if complete relief is to be accorded in arbitration, provided that the party sought to be joined consents in writing to such joinder. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of any claim, dispute or other matter in question not described in the written consent.

§ 14.4.4.3 The Owner and Design-Builder grant to any person or entity made a party to an arbitration conducted under this Section 14.4, whether by joinder or consolidation, the same rights of joinder and consolidation as the Owner and Design-Builder under this Agreement.

ARTICLE 15   MISCELLANEOUS PROVISIONS

§ 15.1 Governing Law

The Contract shall be governed by the law of the place where the Project is located except that, if the parties have selected arbitration as the method of binding dispute resolution, the Federal Arbitration Act shall govern Section 14.4.

§ 15.2 Successors and Assigns

§ 15.2.1 The Owner and Design-Builder, respectively, bind themselves, their partners, successors, assigns and legal representatives to the covenants, agreements and obligations contained in the Design-Build Documents. Except as provided in Section 15.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

§ 15.2.2 The Owner may, without consent of the Design-Builder, assign the Contract to a lender providing construction financing for the Project, if the lender assumes the Owner’s rights and obligations under the Design-Build Documents. The Design-Builder shall execute all consents reasonably required to facilitate such assignment.

§ 15.2.3 If the Owner requests the Design-Builder, Architect, Consultants, or Contractors to execute certificates, other than those required by Section 3.1.10, the Owner shall submit the proposed language of such certificates for review at least 14 days prior to the requested dates of execution. If the Owner requests the Design-Builder, Architect, Consultants, or Contractors to execute consents reasonably required to facilitate assignment to a lender, the Design-Builder, Architect, Consultants, or Contractors shall execute all such consents that are consistent with this Agreement, provided the proposed consent is submitted to them for review at least 14 days prior to execution.

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The Design-Builder, Architect, Consultants, and Contractors shall not be required to execute certificates or consents that would require knowledge, services or responsibilities beyond the scope of their services.

§ 15.3 Written Notice

Written notice shall be deemed to have been duly served if delivered in person to the individual, to a member of the firm or entity, or to an officer of the corporation for which it was intended; or if delivered at, or sent by registered or certified mail or by courier service providing proof of delivery to, the last business address known to the party giving notice.

§ 15.4 Rights and Remedies

§ 15.4.1 Duties and obligations imposed by the Design-Build Documents, and rights and remedies available thereunder, shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

§ 15.4.2 No action or failure to act by the Owner or Design-Builder shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

§ 15.5 Tests and Inspections

§ 15.5.1 Tests, inspections and approvals of portions of the Construction Work shall be made as required by the Design-Build Documents and by applicable laws, statutes, ordinances, codes, rules and regulations or lawful orders of public authorities. Unless otherwise provided, the Design-Builder shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Design-Builder shall give the Owner timely notice of when and where tests and inspections are to be made so that the Owner may be present for such procedures. The Owner shall bear costs of (1) tests, inspections or approvals that do not become requirements until after bids are received or negotiations concluded, and (2) tests, inspections or approvals where building codes or applicable laws or regulations prohibit the Owner from delegating their cost to the Design-Builder.

§ 15.5.2 If the Owner determines that portions of the Construction Work require additional testing, inspection or approval not included under Section 15.5.1, the Owner will instruct the Design-Builder to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Design-Builder shall give timely notice to the Owner of when and where tests and inspections are to be made so that the Owner may be present for such procedures. Such costs, except as provided in Section 15.5.3, shall be at the Owner’s expense.

§ 15.5.3 If such procedures for testing, inspection or approval under Sections 15.5.1 and 15.5.2 reveal failure of the portions of the Construction Work to comply with requirements established by the Design-Build Documents, all costs made necessary by such failure shall be at the Design-Builder’s expense.

§ 15.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Design-Build Documents, be secured by the Design-Builder and promptly delivered to the Owner.

§ 15.5.5 If the Owner is to observe tests, inspections or approvals required by the Design-Build Documents, the Owner will do so promptly and, where practicable, at the normal place of testing.

§ 15.5.6 Tests or inspections conducted pursuant to the Design-Build Documents shall be made promptly to avoid unreasonable delay in the Work.

§ 15.6 Confidential Information

If the Owner or Design-Builder transmits Confidential Information, the transmission of such Confidential Information constitutes a warranty to the party receiving such Confidential Information that the transmitting party is authorized to transmit the Confidential Information. If a party receives Confidential Information, the receiving party shall keep the Confidential Information strictly confidential and shall not disclose it to any other person or entity except as set forth in Section 15.6.1.

§ 15.6.1 A party receiving Confidential Information may disclose the Confidential Information as required by law or court order, including a subpoena or other form of compulsory legal process issued by a court or governmental entity. A party receiving Confidential Information may also disclose the Confidential Information to its employees,

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consultants or contractors in order to perform services or work solely and exclusively for the Project, provided those employees, consultants and contractors are subject to the restrictions on the disclosure and use of Confidential Information as set forth in this Contract.

§ 15.7 Capitalization

Terms capitalized in the Contract include those that are (1) specifically defined, (2) the titles of numbered articles or (3) the titles of other documents published by the American Institute of Architects.

§ 15.8 Interpretation

§ 15.8.1 In the interest of brevity the Design-Build Documents frequently omit modifying words such as “all” and “any” and articles such as “the” and “an,” but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

§ 15.8.2 Unless otherwise stated in the Design-Build Documents, words which have well-known technical or construction industry meanings are used in the Design-Build Documents in accordance with such recognized meanings.

ARTICLE 16   SCOPE OF THE AGREEMENT

§ 16.1 This Agreement is comprised of the following documents listed below:

.1      AIA Document A141™–2014, Standard Form of Agreement Between Owner and Design-Builder

.2      AIA Document A141™–2014, Exhibit A, Design-Build Amendment, if executed

.3      AIA Document A141™–2014, Exhibit B, Insurance and Bonds

.4      Other

-      Schedule 1 CRB Proposal dated 3/22/19 – this is precedent document – reference documents utilized for basis are enumerated in this proposal

-      Schedule 2 Revised Order of Magnitude Estimate dated 4/11/2019

-      Schedule 3 CRB billing rates table

-      Schedule 4 Construction Management staffing plan dated 3/21/19 (subject to Section 5.2.3)

-      Schedule 5 Preliminary Cash Flow Calculation dated 4/11/19

-      Schedule 6 Waiver Form for Payment and Performance Bond

-      Schedule 7 Micro Lab chemicals equipment and information

-      Schedule 8 – Schedule dated June 07, 2019 (subject to Section 3.1.9.1)

-      Schedule 9 – Letter of Intent dated May 23, 2019

This Agreement entered into as of the day and year first written above.

/s/ Karen Zaderej	/s/Thomas Bonczek
OWNER (Signature)	DESIGN-BUILDER (Signature)
Karen Zaderej Chairman, CEO & President Axogen Corporation	Thomas Bonczek Vice President CRB Builders, LLC
(Printed name and title)	(Printed name and title)

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AIA® Document A141TM – 2014

Exhibit A

Design-Build Amendment

This Amendment is incorporated into the accompanying AIA Document A141™–2014, Standard Form of Agreement Between Owner and Design-Builder dated the «  » day of «  » in the year «  » (the “Agreement”)

(In words, indicate day, month and year.)

for the following PROJECT:

(Name and location or address)

ADDITIONS AND DELETIONS: The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

Consultation with an attorney is also encouraged with respect to professional licensing requirements in the jurisdiction where the Project is located.

«Sample» « »
THE OWNER: (Name, legal status and address)
« »« » « »
THE DESIGN-BUILDER: (Name, legal status and address)
« »« » « »

The Owner and Design-Builder hereby amend the Agreement as follows.

TABLE OF ARTICLES

A.1       CONTRACT SUM

A.2       CONTRACT TIME

A.3        INFORMATION UPON WHICH AMENDMENT IS BASED

A.4        DESIGN-BUILDER’S PERSONNEL, CONTRACTORS AND SUPPLIERS

A.5        COST OF THE WORK

ARTICLE A.1   CONTRACT SUM

§ A.1.1 The Owner shall pay the Design-Builder the Contract Sum in current funds for the Design-Builder’s performance of the Contract after the execution of this Amendment. The Contract Sum shall be one of the following and shall not include compensation the Owner paid the Design-Builder for Work performed prior to execution of this Amendment:

(Check the appropriate box.)

[  «  » ]   Stipulated Sum, in accordance with Section A.1.2 below

ELECTRONIC COPYING of any portion of this AIA® Document to another electronic file is prohibited and constitutes a violation of copyright laws as set forth in the footer of this document.

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[  «  » ]   Cost of the Work plus the Design-Builder’s Fee, in accordance with Section A.1.3 below

[  «  » ]   Cost of the Work plus the Design-Builder’s Fee with a Guaranteed Maximum Price, in accordance with Section A.1.4 below

(Based on the selection above, complete Section A.1.2, A.1.3 or A.1.4 below.)

§ A.1.2 Stipulated Sum

§ A.1.2.1 The Stipulated Sum shall be «  » ($ «  » ), subject to authorized adjustments as provided in the Design-Build Documents.

§ A.1.2.2 The Stipulated Sum is based upon the following alternates, if any, which are described in the Design-Build Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates. If the Owner is permitted to accept other alternates subsequent to the execution of this Amendment, attach a schedule of such other alternates showing the change in Stipulated Sum for each and the deadline by which the alternate must be accepted.)

« »

§ A.1.2.3 Unit prices, if any:

(Identify item, state the unit price, and state any applicable quantity limitations.)

Item	Units and Limitations	Price per Unit ($0.00)

§ A.1.3 Cost of the Work Plus Design-Builder’s Fee

§ A.1.3.1 The Cost of the Work is as defined in Article A.5, Cost of the Work.

§ A.1.3.2 The Design-Builder’s Fee:

(State a lump sum, percentage of Cost of the Work or other provision for determining the Design-Builder’s Fee, and the method for adjustment to the Fee for changes in the Work.)

« »

§ A.1.4 Cost of the Work Plus Design-Builder’s Fee With a Guaranteed Maximum Price

§ A.1.4.1 The Cost of the Work is as defined in Article A.5, Cost of the Work.

§ A.1.4.2 The Design-Builder’s Fee:

(State a lump sum, percentage of Cost of the Work or other provision for determining the Design-Builder’s Fee and the method for adjustment to the Fee for changes in the Work.)

« »

§ A.1.4.3 Guaranteed Maximum Price

§ A.1.4.3.1 The sum of the Cost of the Work and the Design-Builder’s Fee is guaranteed by the Design-Builder not to exceed «  » ($ «  » ), subject to additions and deductions for changes in the Work as provided in the Design-Build Documents. Costs that would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Design-Builder without reimbursement by the Owner.

(Insert specific provisions if the Design-Builder is to participate in any savings.)

« »

§ A.1.4.3.2 Itemized Statement of the Guaranteed Maximum Price

Provided below is an itemized statement of the Guaranteed Maximum Price organized by trade categories, allowances, contingencies, alternates, the Design-Builder’s Fee, and other items that comprise the Guaranteed Maximum Price.

(Provide information below or reference an attachment.)

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« »

§ A.1.4.3.3 The Guaranteed Maximum Price is based on the following alternates, if any, which are described in the Design-Build Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates. If the Owner is permitted to accept other alternates subsequent to the execution of this Amendment, attach a schedule of such other alternates showing the change in the Cost of the Work and Guaranteed Maximum Price for each and the deadline by which the alternate must be accepted.)

« »

§ A.1.4.3.4 Unit Prices, if any:

(Identify item, state the unit price, and state any applicable quantity limitations.)

Item	Units and Limitations	Price per Unit ($0.00)

§ A.1.4.3.5 Assumptions, if any, on which the Guaranteed Maximum Price is based:

« »

§ A.1.5 Payments

§ A.1.5.1 Progress Payments

§ A.1.5.1.1 Based upon Applications for Payment submitted to the Owner by the Design-Builder, the Owner shall make progress payments on account of the Contract Sum to the Design-Builder as provided below and elsewhere in the Design-Build Documents.

§ A.1.5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

« »

§ A.1.5.1.3 Provided that an Application for Payment is received not later than the «  » day of the month, the Owner shall make payment of the certified amount to the Design-Builder not later than the «  » day of the «  » month. If an Application for Payment is received by the Owner after the application date fixed above, payment shall be made by the Owner not later than «  » ( «  » ) days after the Owner receives the Application for Payment.

(Federal, state or local laws may require payment within a certain period of time.)

§ A.1.5.1.4 With each Application for Payment where the Contract Sum is based upon the Cost of the Work, or the Cost of the Work with a Guaranteed Maximum Price, the Design-Builder shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner to demonstrate that cash disbursements already made by the Design-Builder on account of the Cost of the Work equal or exceed (1) progress payments already received by the Design-Builder, less (2) that portion of those payments attributable to the Design-Builder’s Fee; plus (3) payrolls for the period covered by the present Application for Payment.

§ A.1.5.1.5 With each Application for Payment where the Contract Sum is based upon a Stipulated Sum or Cost of the Work with a Guaranteed Maximum Price, the Design-Builder shall submit the most recent schedule of values in accordance with the Design-Build Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. Compensation for design services, if any, shall be shown separately. Where the Contract Sum is based on the Cost of the Work with a Guaranteed Maximum Price, the Design-Builder’s Fee shall be shown separately. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule of values, unless objected to by the Owner, shall be used as a basis for reviewing the Design-Builder’s Applications for Payment.

§ A.1.5.1.6 In taking action on the Design-Builder’s Applications for Payment, the Owner shall be entitled to rely on the accuracy and completeness of the information furnished by the Design-Builder and shall not be deemed to have made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with

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Sections A.1.5.1.4 or A.1.5.1.5, or other supporting data; to have made exhaustive or continuous on-site inspections; or to have made examinations to ascertain how or for what purposes the Design-Builder has used amounts previously paid. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner’s auditors acting in the sole interest of the Owner.

§ A.1.5.1.7 Except with the Owner’s prior approval, the Design-Builder shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

§ A.1.5.2 Progress Payments—Stipulated Sum

§ A.1.5.2.1 Applications for Payment where the Contract Sum is based upon a Stipulated Sum shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

§ A.1.5.2.2 Subject to other provisions of the Design-Build Documents, the amount of each progress payment shall be computed as follows:

.1      Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of «  » percent ( «  » %) on the Work. Pending final determination of cost to the Owner of Changes in the Work, amounts not in dispute shall be included as provided in Section 6.3.9 of the Agreement;

.2       Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of «  » percent ( «  » %);

.3       Subtract the aggregate of previous payments made by the Owner; and

.4       Subtract amounts, if any, the Owner has withheld or nullified, as provided in Section 9.5 of the Agreement.

§ A.1.5.2.3 The progress payment amount determined in accordance with Section A.1.5.2.2 shall be further modified under the following circumstances:

.1       Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Owner shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and

(Section 9.8.6 of the Agreement discusses release of applicable retainage upon Substantial Completion of Work.)

.2       Add, if final completion of the Work is thereafter materially delayed through no fault of the Design-Builder, any additional amounts payable in accordance with Section 9.10.3 of the Agreement.

§ A.1.5.2.4 Reduction or limitation of retainage, if any, shall be as follows:

(If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Sections A.1.5.2.2.1 and A.1.5.2.2.2 above, and this is not explained elsewhere in the Design-Build Documents, insert provisions here for such reduction or limitation.)

« »

§ A.1.5.3 Progress Payments—Cost of the Work Plus a Fee

§ A.1.5.3.1 Where the Contract Sum is based upon the Cost of the Work plus a fee without a Guaranteed Maximum Price, Applications for Payment shall show the Cost of the Work actually incurred by the Design-Builder through the end of the period covered by the Application for Payment and for which Design-Builder has made or intends to make actual payment prior to the next Application for Payment.

§ A.1.5.3.2 Subject to other provisions of the Design-Build Documents, the amount of each progress payment shall be computed as follows:

.1       Take the Cost of the Work as described in Article A.5 of this Amendment;

.2       Add the Design-Builder’s Fee, less retainage of «  » percent ( «  » %). The Design-Builder’s Fee shall be computed upon the Cost of the Work described in the preceding Section A.1.5.3.2.1 at the rate stated in Section A.1.3.2; or if the Design-Builder’s Fee is stated as a fixed sum in that Section, an

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amount which bears the same ratio to that fixed-sum Fee as the Cost of the Work in that Section bears to a reasonable estimate of the probable Cost of the Work upon its completion;

.3       Subtract retainage of «  » percent ( «  » %) from that portion of the Work that the Design-Builder self-performs;

.4       Subtract the aggregate of previous payments made by the Owner;

.5       Subtract the shortfall, if any, indicated by the Design-Builder in the documentation required by Section A.1.5.1.4 or resulting from errors subsequently discovered by the Owner’s auditors in such documentation; and

.6       Subtract amounts, if any, for which the Owner has withheld or withdrawn a Certificate of Payment as provided in the Section 9.5 of the Agreement.

§ A.1.5.3.3 The Owner and Design-Builder shall agree upon (1) a mutually acceptable procedure for review and approval of payments to the Architect, Consultants, and Contractors and (2) the percentage of retainage held on agreements with the Architect, Consultants, and Contractors, and the Design-Builder shall execute agreements in accordance with those terms.

§ A.1.5.4 Progress Payments—Cost of the Work Plus a Fee with a Guaranteed Maximum Price

§ A.1.5.4.1 Applications for Payment where the Contract Sum is based upon the Cost of the Work Plus a Fee with a Guaranteed Maximum Price shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Design-Builder on account of that portion of the Work for which the Design-Builder has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

§ A.1.5.4.2 Subject to other provisions of the Design-Build Documents, the amount of each progress payment shall be computed as follows:

.1       Take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Section 6.3.9 of the Agreement.

.2       Add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing;

.3       Add the Design-Builder’s Fee, less retainage of «  » percent ( «  » %). The Design-Builder’s Fee shall be computed upon the Cost of the Work at the rate stated in Section A.1.4.2 or, if the Design-Builder’s Fee is stated as a fixed sum in that Section, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work bears to a reasonable estimate of the probable Cost of the Work upon its completion;

.4       Subtract retainage of «  » percent ( «  » %) from that portion of the Work that the Design-Builder self-performs;

.5       Subtract the aggregate of previous payments made by the Owner;

.6       Subtract the shortfall, if any, indicated by the Design-Builder in the documentation required by Section A.1.5.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner’s auditors in such documentation; and

.7       Subtract amounts, if any, for which the Owner has withheld or nullified a payment as provided in Section 9.5 of the Agreement.

§ A.1.5.4.3 The Owner and Design-Builder shall agree upon (1) a mutually acceptable procedure for review and approval of payments to the Architect, Consultants, and Contractors and (2) the percentage of retainage held on agreements with the Architect, Consultants, and Contractors; and the Design-Builder shall execute agreements in accordance with those terms.

§ A.1.5.5 Final Payment

§ A.1.5.5.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Design-Builder not later than 30 days after the Design-Builder has fully performed the Contract and the

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requirements of Section 9.10 of the Agreement have been satisfied, except for the Design-Builder’s responsibility to correct non-conforming Work discovered after final payment or to satisfy other requirements, if any, which extend beyond final payment.

§ A.1.5.5.2 If the Contract Sum is based on the Cost of the Work, the Owner’s auditors will review and report in writing on the Design-Builder’s final accounting within 30 days after the Design-Builder delivers the final accounting to the Owner. Based upon the Cost of the Work the Owner’s auditors report to be substantiated by the Design-Builder’s final accounting, and provided the other conditions of Section 9.10 of the Agreement have been met, the Owner will, within seven days after receipt of the written report of the Owner’s auditors, either issue a final Certificate for Payment, or notify the Design-Builder in writing of the reasons for withholding a certificate as provided in Section 9.5.1 of the Agreement.

ARTICLE A.2   CONTRACT TIME

§ A.2.1 Contract Time, as defined in the Agreement at Section 1.4.13, is the period of time, including authorized adjustments, for Substantial Completion of the Work.

§ A.2.2 The Design-Builder shall achieve Substantial Completion of the Work not later than «  » ( «  » ) days from the date of this Amendment, or as follows:

(Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. If appropriate, insert requirements for earlier Substantial Completion of certain portions of the Work.)

« »

Portion of Work	Substantial Completion Date

, subject to adjustments of the Contract Time as provided in the Design-Build Documents.

(Insert provisions, if any, for liquidated damages relating to failure to achieve Substantial Completion on time or for bonus payments for early completion of the Work.)

« »

ARTICLE A.3   INFORMATION UPON WHICH AMENDMENT IS BASED

§ A.3.1 The Contract Sum and Contract Time set forth in this Amendment are based on the following:

§ A.3.1.1 The Supplementary and other Conditions of the Contract:

Document	Title	Date	Pages

§ A.3.1.2 The Specifications:

(Either list the specifications here or refer to an exhibit attached to this Amendment.)

« »

Section	Title	Date	Pages

§ A.3.1.3 The Drawings:

(Either list the drawings here or refer to an exhibit attached to this Amendment.)

« »

Number	Title	Date

§ A.3.1.4 The Sustainability Plan, if any:

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(If the Owner identified a Sustainable Objective in the Owner’s Criteria, identify the document or documents that comprise the Sustainability Plan by title, date and number of pages, and include other identifying information. The Sustainability Plan identifies and describes the Sustainable Objective; the targeted Sustainable Measures; implementation strategies selected to achieve the Sustainable Measures; the Owner’s and Design-Builder’s roles and responsibilities associated with achieving the Sustainable Measures; the specific details about design reviews, testing or metrics to verify achievement of each Sustainable Measure; and the Sustainability Documentation required for the Project, as those terms are defined in Exhibit C to the Agreement.)

Title	Date	Pages

Other identifying information:

« »

§ A.3.1.5 Allowances and Contingencies:

(Identify any agreed upon allowances and contingencies, including a statement of their basis.)

.1     Allowances

«  »

.2     Contingencies

«  »

§ A.3.1.6 Design-Builder’s assumptions and clarifications:

« »

§ A.3.1.7 Deviations from the Owner’s Criteria as adjusted by a Modification:

« »

§ A.3.1.8 To the extent the Design-Builder shall be required to submit any additional Submittals to the Owner for review, indicate any such submissions below:

« »

ARTICLE A.4   DESIGN-BUILDER’S PERSONNEL, CONTRACTORS AND SUPPLIERS

§ A.4.1 The Design-Builder’s key personnel are identified below:

(Identify name, title and contact information.)

.1     Superintendent

«  »

.2     Project Manager

«  »

.3     Others

«  »

§ A.4.2 The Design-Builder shall retain the following Consultants, Contractors and suppliers, identified below:

(List name, discipline, address and other information.)

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« »

ARTICLE A.5   COST OF THE WORK

§ A.5.1 Cost To Be Reimbursed as Part of the Contract

§ A.5.1.1 Labor Costs

§ A.5.1.1.1 Wages of construction workers directly employed by the Design-Builder to perform the construction of the Work at the site or, with the Owner's prior approval, at off-site workshops.

§ A.5.1.1.2 With the Owner’s prior approval, wages or salaries of the Design-Builder's supervisory and administrative personnel when stationed at the site.

(If it is intended that the wages or salaries of certain personnel stationed at the Design-Builder's principal or other offices shall be included in the Cost of the Work, identify below the personnel to be included, whether for all or only part of their time, and the rates at which their time will be charged to the Work.)

Person Included	Status (full-time/part-time)	Rate ($0.00)	Rate (unit of time)

§ A.5.1.1.3 Wages and salaries of the Design-Builder's supervisory or administrative personnel engaged at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

§ A.5.1.1.4 Costs paid or incurred by the Design-Builder for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Section A.5.1.1.

§ A.5.1.1.5 Bonuses, profit sharing, incentive compensation and any other discretionary payments paid to anyone hired by the Design-Builder or paid to the Architect or any Consultant, Contractor or supplier, with the Owner's prior approval.

§ A.5.1.2 Contract Costs. Payments made by the Design-Builder to the Architect, Consultants, Contractors and suppliers in accordance with the requirements of their subcontracts.

§ A.5.1.3 Costs of Materials and Equipment Incorporated in the Completed Construction

§ A.5.1.3.1 Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction.

§ A.5.1.3.2 Costs of materials described in the preceding Section A.5.1.3.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner's property at the completion of the Work or, at the Owner's option, shall be sold by the Design-Builder. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

§ A.5.1.4 Costs of Other Materials and Equipment, Temporary Facilities and Related Items

§ A.5.1.4.1 Costs of transportation, storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment and hand tools not customarily owned by construction workers that are provided by the Design-Builder at the site and fully consumed in the performance of the Work. Costs of materials, supplies, temporary facilities, machinery, equipment and tools that are not fully consumed shall be based on the cost or value of the item at the time it is first used on the Project site less the value of the item when it is no longer used at the Project site. Costs for items not fully consumed by the Design-Builder shall mean fair market value.

§ A.5.1.4.2 Rental charges for temporary facilities, machinery, equipment and hand tools not customarily owned by construction workers that are provided by the Design-Builder at the site and costs of transportation, installation, minor repairs, dismantling and removal. The total rental cost of any Design-Builder-owned item may not exceed the purchase price of any comparable item. Rates of Design-Builder-owned equipment and quantities of equipment shall be subject to the Owner's prior approval.

§ A.5.1.4.3 Costs of removal of debris from the site of the Work and its proper and legal disposal.

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§ A.5.1.4.4 Costs of document reproductions, electronic communications, postage and parcel delivery charges, dedicated data and communications services, teleconferences, Project websites, extranets and reasonable petty cash expenses of the site office.

§ A.5.1.4.5 Costs of materials and equipment suitably stored off the site at a mutually acceptable location, with the Owner's prior approval.

§ A.5.1.5 Miscellaneous Costs

§ A.5.1.5.1 Premiums for that portion of insurance and bonds required by the Design-Build Documents that can be directly attributed to the Contract. With the Owner's prior approval self-insurance for either full or partial amounts of the coverages required by the Design-Build Documents.

§ A.5.1.5.2 Sales, use or similar taxes imposed by a governmental authority that are related to the Work and for which the Design-Builder is liable.

§ A.5.1.5.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Design-Builder is required by the Design-Build Documents to pay.

§ A.5.1.5.4 Fees of laboratories for tests required by the Design-Build Documents, except those related to defective or nonconforming Work for which reimbursement is excluded by Section 15.5.3 of the Agreement or by other provisions of the Design-Build Documents, and which do not fall within the scope of Section A.5.1.6.3.

§ A.5.1.5.5 Royalties and license fees paid for the use of a particular design, process or product required by the Design-Build Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Design-Build Documents; and payments made in accordance with legal judgments against the Design-Builder resulting from such suits or claims and payments of settlements made with the Owner's consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Design-Builder's Fee or subject to the Guaranteed Maximum Price. If such royalties, fees and costs are excluded by the second to last sentence of Section 3.1.13.2 of the Agreement or other provisions of the Design-Build Documents, then they shall not be included in the Cost of the Work.

§ A.5.1.5.6 With the Owner's prior approval, costs for electronic equipment and software directly related to the Work.

§ A.5.1.5.7 Deposits lost for causes other than the Design-Builder's negligence or failure to fulfill a specific responsibility in the Design-Build Documents.

§ A.5.1.5.8 With the Owner's prior approval, which shall not be unreasonably withheld, legal, mediation and arbitration costs, including attorneys' fees, other than those arising from disputes between the Owner and Design-Builder, reasonably incurred by the Design-Builder after the execution of the Agreement and in the performance of the Work.

§ A.5.1.5.9 With the Owner’s prior approval, expenses incurred in accordance with the Design-Builder's standard written personnel policy for relocation, and temporary living allowances of, the Design-Builder's personnel required for the Work.

§ A.5.1.5.10 That portion of the reasonable expenses of the Design-Builder's supervisory or administrative personnel incurred while traveling in discharge of duties connected with the Work.

§ A.5.1.6 Other Costs and Emergencies

§ A.5.1.6.1 Other costs incurred in the performance of the Work if, and to the extent, approved in advance in writing by the Owner.

§ A.5.1.6.2 Costs incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property.

§ A.5.1.6.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Design-Builder, Contractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or

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failure to fulfill a specific responsibility of the Design-Builder and only to the extent that the cost of repair or correction is not recovered by the Design-Builder from insurance, sureties, Contractors, suppliers, or others.

§ A.5.1.7 Related Party Transactions

§ A.5.1.7.1 For purposes of Section A.5.1.7, the term “related party” shall mean a parent, subsidiary, affiliate or other entity having common ownership or management with the Design-Builder; any entity in which any stockholder in, or management employee of, the Design-Builder owns any interest in excess of ten percent in the aggregate; or any person or entity which has the right to control the business or affairs of the Design-Builder. The term “related party” includes any member of the immediate family of any person identified above.

§ A.5.1.7.2 If any of the costs to be reimbursed arise from a transaction between the Design-Builder and a related party, the Design-Builder shall notify the Owner of the specific nature of the contemplated transaction, including the identity of the related party and the anticipated cost to be incurred, before any such transaction is consummated or cost incurred. If the Owner, after such notification, authorizes the proposed transaction, then the cost incurred shall be included as a cost to be reimbursed, and the Design-Builder shall procure the Work, equipment, goods or service from the related party, as a Contractor, according to the terms of Section A.5.4. If the Owner fails to authorize the transaction, the Design-Builder shall procure the Work, equipment, goods or service from some person or entity other than a related party according to the terms of Section A.5.4.

§ A.5.2 Costs Not to Be Reimbursed as Part of this Contract

The Cost of the Work shall not include the items listed below:

.1      Salaries and other compensation of the Design-Builder's personnel stationed at the Design-Builder's principal office or offices other than the site office, except as specifically provided in Section A.5.1.1;

.2      Expenses of the Design-Builder's principal office and offices other than the site office;

.3      Overhead and general expenses, except as may be expressly included in Section A.5.1;

.4      The Design-Builder's capital expenses, including interest on the Design-Builder's capital employed for the Work;

.5      Except as provided in Section A.5.1.6.3 of this Agreement, costs due to the negligence or failure of the Design-Builder, Contractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable to fulfill a specific responsibility of the Contract;

.6      Any cost not specifically and expressly described in Section A.5.1; and

.7      Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded.

§ A.5.3 Discounts, Rebates, and Refunds

§ A.5.3.1 Cash discounts obtained on payments made by the Design-Builder shall accrue to the Owner if (1) before making the payment, the Design-Builder included them in an Application for Payment and received payment from the Owner, or (2) the Owner has deposited funds with the Design-Builder with which to make payments; otherwise, cash discounts shall accrue to the Design-Builder. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Design-Builder shall make provisions so that they can be obtained.

§ A.5.3.2 Amounts that accrue to the Owner in accordance with Section A.5.3.1 shall be credited to the Owner as a deduction from the Cost of the Work.

§ A.5.4  Other Agreements

§ A.5.4.1 When the Design-Builder has provided a Guaranteed Maximum Price, and a specific bidder (1) is recommended to the Owner by the Design-Builder; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid that conforms to the requirements of the Design-Build Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Design-Builder may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Design-Builder and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

§ A.5.4.2 Agreements between the Design-Builder and Contractors shall conform to the applicable payment provisions of the Design-Build Documents, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner. If an agreement between the Design Builder and a Contractor is awarded on a cost plus a fee basis, the Design-Builder shall provide in the agreement for the Owner to receive the same audit rights with regard

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to the Cost of the Work performed by the Contractor as the Owner receives with regard to the Design-Builder in Section A.5.5, below.

§ A.5.4.3 The agreements between the Design-Builder and Architect and other Consultants identified in the Agreement shall be in writing. These agreements shall be promptly provided to the Owner upon the Owner’s written request.

§ A.5.5 Accounting Records

The Design-Builder shall keep full and detailed records and accounts related to the cost of the Work and exercise such controls as may be necessary for proper financial management under the Contract and to substantiate all costs incurred. The accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner’s auditors shall, during regular business hours and upon reasonable notice, be afforded access to, and shall be permitted to audit and copy, the Design-Builder’s records and accounts, including complete documentation supporting accounting entries, books, correspondence, instructions, drawings, receipts, subcontracts, Contractor’s proposals, purchase orders, vouchers, memoranda and other data relating to the Contract. The Design-Builder shall preserve these records for a period of three years after final payment, or for such longer period as may be required by law.

§ A.5.6 Relationship of the Parties

The Design-Builder accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to exercise the Design-Builder’s skill and judgment in furthering the interests of the Owner; to furnish efficient construction administration, management services and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner’s interests.

This Amendment to the Agreement entered into as of the day and year first written above.

OWNER (Signature)	DESIGN-BUILDER (Signature)
« »« »	« »« »
(Printed name and title)	(Printed name and title)

AIA Document A141™ – 2014 Exhibit A. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:57:38 on 06/27/2014 under Order No.4935482421_1 which expires on 07/30/2014, and is not for resale.		11
User Notes:	(1347841913)

AIA® Document A141TM – 2014

Exhibit B

Insurance and Bonds

for the following PROJECT: (Name and location or address)

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

«Sample» « »
THE OWNER: (Name, legal status and address)
« »« » « »
THE DESIGN-BUILDER: (Name, legal status and address)
«CRB Builders, LLC »« » «701 Eme rson Road, Suite 500 St. Louis, MO 63141 »

THE AGREEMENT

This Insurance Exhibit is part of the accompanying agreement for the Project, between the Owner and the Design-Builder (hereinafter, the Agreement), dated the «  » day of «  » in the year «  »  .

(In words, indicate day, month and year.)

TABLE OF ARTICLES

B.1         GENERAL

B.2         DESIGN BUILDER’S INSURANCE AND BONDS

B.3         OWNER’S INSURANCE

B.4         SPECIAL TERMS AND CONDITIONS

ARTICLE B.1   GENERAL

The Owner and Design-Builder shall purchase and maintain insurance and provide bonds as set forth in this Exhibit B. Where a provision in this Exhibit conflicts with a provision in the Agreement into which this Exhibit is incorporated, the provision in this Exhibit will prevail.

ARTICLE B.2   DESIGN BUILDER’S INSURANCE AND BONDS

§ B.2.1 The Design-Builder shall purchase and maintain the following types and limits of insurance from a company or companies lawfully authorized to do business in the jurisdiction where the Project is located. The Design-Builder shall maintain the required insurance until the expiration of the period for correction of Work as set forth in Section 11.2.2.1 of the Agreement, unless a different duration is stated below:

(If the Design-Builder is required to maintain insurance for a duration other than the expiration of the period for correction of Work, state the duration.)

ELECTRONIC COPYING of any portion of this AIA® Document to another electronic file is prohibited and constitutes a violation of copyright laws as set forth in the footer of this document.

AIA Document A141™ – 2014 Exhibit B. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:58:06 on 06/27/2014 under Order No.4935482421_1 which expires on 07/30/2014, and is not for resale.		1
User Notes:	(1718834253)

« »

§ B.2.1.1 Commercial General Liability with policy limits of not less than « One Million Dollars » ($ «1,000,000  » ) for each occurrence and «Two Million Dollars  » ($ «2,000,000  » ) in the aggregate providing coverage for claims including

.1      damages because of bodily injury, sickness or disease, including occupational sickness or disease, and death of any person;

.2      personal injury;

.3      damages because of injury to or destruction of tangible property;

.4      bodily injury or property damage arising out of completed operations; and

.5      contractual liability applicable to the Design-Builder's obligations under Section 3.1.14 of the Agreement.

§ B.2.1.2 Automobile Liability covering vehicles owned by the Design-Builder and non-owned vehicles used by the Design-Builder with policy limits of not less than «One Million Dollars  » ($ «1,000,000  » ) per claim and «One Million Dollars  » ($ «1,000,000  » ) in the aggregate for bodily injury, death of any person, and property damage arising out of the ownership, maintenance and use of those motor vehicles specified in this Section B.2.1.2, along with any other statutorily required automobile coverage.

§ B.2.1.3 The Design-Builder may achieve the required limits and coverage for Commercial General Liability and Automobile Liability through a combination of primary and excess liability insurance, provided such primary and excess insurance policies result in the same or greater coverage as those required under Sections B.2.1.1 and B.2.1.2.

§ B.2.1.4 Workers’ Compensation at statutory limits.

§ B.2.1.5 Employers’ Liability with policy limits as provided below:

« »

§ B.2.1.6 Professional Liability covering negligent acts, errors and omissions in the performance of professional services, with policy limits of not less than «  » ($ «  » ) per claim and «  » ($ «  » ) in the aggregate. N/A

§ B.2.1.7 Pollution Liability covering performance of the Work, with policy limits of not less than «  » ($ «  » ) per claim and «  » ($ «  » ) in the aggregate. N/A

§ B.2.1.7.1 The Design-Builder may obtain a combined Professional Liability and Pollution Liability policy to satisfy the requirements set forth in Sections B.2.1.6 and B.2.1.7, with combined policy limits that are not less than «Five Million Dollars  » ($ «5,000,000  » ) per claim and «Ten Million Dollars  » ($ «10,000,000  » ) in the aggregate.

§ B.2.1.8 The Design-Builder shall provide written notification to the Owner of the cancellation or expiration of any insurance required by this Article B.2. The Design-Builder shall provide such written notice within five (5) business days of the date the Design-Builder is first aware of the cancellation or expiration, or is first aware that the cancellation or expiration is threatened or otherwise may occur, whichever comes first.

§ B.2.1.9 Additional Insured Obligations. The Owner and its consultants and contractors shall be additional insureds on the Design-Builder’s primary and excess insurance policies for Commercial General Liability, Automobile Liability and Pollution Liability. The additional insured coverage shall be primary and non-contributory to any of the Owner’s insurance policies. The additional insured coverage shall apply to both ongoing operations and completed operations. The policy limits applicable to the additional insureds shall be the same amount applicable to the named insured or, if the policy provides otherwise, policy limits not less than the amounts required under this Agreement.

§ B.2.1.10 Certificates of Insurance. The Design-Builder shall provide certificates of insurance acceptable to the Owner evidencing compliance with the requirements in this Article B.2: (1) prior to commencement of the Work; (2) upon renewal or replacement of each required policy of insurance; and (3) upon Owner’s written request. An additional certificate evidencing continuation of liability coverage, including coverage for completed operations, shall be submitted with the final Application for Payment as required by Section 9.10.2 of the Agreement and thereafter upon renewal or replacement of such coverage until the expiration of the time required by Section B.2.1.

AIA Document A141™ – 2014 Exhibit B. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:58:06 on 06/27/2014 under Order No.4935482421_1 which expires on 07/30/2014, and is not for resale.		2
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The certificates will show the Owner and its consultants and contractors as additional insureds on the Design-Builder’s primary and excess insurance policies for Commercial General Liability, Automobile Liability, and Pollution Liability. Information concerning reduction of coverage on account of revised limits, claims paid under the General Aggregate or both, shall be furnished by the Design-Builder with reasonable promptness.

§ B.2.2 Performance Bond and Payment Bond

The Design-Builder shall provide surety bonds as follows:

(Specify type and penal sum of bonds.)

Type	Penal Sum ($0.00)

§ B.2.2.1 Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Agreement, the Design-Builder shall promptly furnish a copy of the bonds or shall permit a copy to be made.

ARTICLE B.3   OWNER’S INSURANCE

§ B.3.1 Owner’s Liability Insurance

The Owner shall be responsible for purchasing and maintaining the Owner’s usual liability insurance.

§ B.3.2 Property Insurance

§ B.3.2.1 Unless otherwise provided, at the time of execution of the Design-Build Amendment, the Owner shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction where the Project is located, property insurance written on a builder’s risk “all-risk” or equivalent policy form in the amount of the initial Contract Sum, plus the value of subsequent Modifications and cost of materials supplied or installed by others, comprising the total value for the entire Project at the site on a replacement cost basis without optional deductibles. If any construction that is part of the Work shall commence prior to execution of the Design-Build Amendment, the Owner shall, prior to commencement of construction, purchase and maintain property insurance as described above in an amount sufficient to cover the total value of the Work at the site on a replacement cost basis without optional deductibles. The insurance required under this section shall include interests of the Owner, Design-Builder, Architect, Consultants, Contractors, and Subcontractors in the Project. The property insurance shall be maintained, unless otherwise provided in the Design-Build Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of the insurance, until the Owner has issued a Certificate of Substantial Completion in accordance with Section 9.8 of the Agreement. Unless the parties agree otherwise, upon issuance of a Certificate of Substantial Completion, the Owner shall replace the insurance policy required under this Section B.3.2 with another property insurance policy written for the total value of the Project that shall remain in effect until expiration of the period for correction of the Work set forth in Section 11.2.2 of the Agreement.

§ B.3.2.1.1 The insurance required under Section B.3.2.1 shall include, without limitation, insurance against the perils of fire (with extended coverage) and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, earthquake, flood, windstorm, falsework, testing and startup, temporary buildings and debris removal, including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for the Design-Builder’s services and expenses required as a result of such insured loss.

§ B.3.2.1.2 If the insurance required under Section B.3.2.1 requires deductibles, the Owner shall pay costs not covered because of such deductibles.

§ B.3.2.1.3 The insurance required under Section B.3.2.1 shall cover portions of the Work stored off the site, and also portions of the Work in transit.

§ B.3.2.1.4 Partial occupancy or use in accordance with Section 9.9 of the Agreement shall not commence until the insurance company or companies providing the insurance required under Section B.3.2.1 have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Design-Builder shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of insurance.

AIA Document A141™ – 2014 Exhibit B. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:58:06 on 06/27/2014 under Order No.4935482421_1 which expires on 07/30/2014, and is not for resale.		3
User Notes:	(1718834253)

§ B.3.2.2 Boiler and Machinery Insurance. The Owner shall purchase and maintain boiler and machinery insurance, which shall specifically cover commissioning, testing, or breakdown of equipment required by the Work, if not covered by the insurance required in Section B.3.2.1. This insurance shall include the interests of the Owner, Design-Builder, Architect, Consultants, Contractor and Subcontractors in the Work, and the Owner and Design-Builder shall be named insureds.

§ B.3.2.3 If the Owner does not intend to purchase the insurance required under Sections B.3.2.1 and B.3.2.2 with all of the coverages in the amounts described above, the Owner shall inform the Design-Builder in writing prior to any construction that is part of the Work. The Design-Builder may then obtain insurance that will protect the interests of the Owner, Design-Builder, Architect, Consultants, Contractors, and Subcontractors in the Work. The cost of the insurance shall be charged to the Owner by an appropriate Change Order. If the Owner does not provide written notice, and the Design-Builder is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, the Owner shall bear all reasonable costs and damages attributable thereto.

§ B.3.2.4 Loss of Use Insurance. At the Owner’s option, the Owner may purchase and maintain insurance to insure the Owner against loss of use of the Owner’s property due to fire or other hazards, however caused. The Owner waives all rights of action against the Design-Builder for loss of use of the Owner’s property, including consequential losses due to fire or other hazards covered under the property insurance required under this Exhibit B to the Agreement.

§ B.3.2.5 If during the Project construction period the Owner insures properties, real or personal or both, at or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or policies other than those insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of Section B.3.2.7 for damages caused by fire or other causes of loss covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

§ B.3.2.6 Before an exposure to loss may occur, the Owner shall file with the Design-Builder a copy of each policy that includes insurance coverages required by this Section B.3.2. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. The Owner shall provide written notification to the Design-Builder of the cancellation or expiration of any insurance required by this Article B.3. The Owner shall provide such written notice within five (5) business days of the date the Owner is first aware of the cancellation or expiration, or is first aware that the cancellation or expiration is threatened or otherwise may occur, whichever comes first.

§ B.3.2.7 Waivers of Subrogation. The Owner and Design-Builder waive all rights against (1) each other and any of their consultants, subconsultants, contractors and subcontractors, agents and employees, each of the other, and (2) any separate contractors described in Section 5.13 of the Agreement, if any, and any of their subcontractors, sub-subcontractors, agents and employees, for damages caused by fire or other causes of loss to the extent covered by property insurance obtained pursuant to Section B.3.2 or other property insurance applicable to the Work and completed construction, except such rights as they have to proceeds of such insurance held by the Owner as fiduciary. The Owner or Design-Builder, as appropriate, shall require of the separate contractors described in Section 5.13 of the Agreement, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of the other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

§ B.3.2.8 A loss insured under the Owner’s property insurance shall be adjusted by the Owner as fiduciary and made payable to the Owner as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Section B.3.2.10. The Design-Builder shall pay the Architect, Consultants and Contractors their just shares of insurance proceeds received by the Design-Builder, and by appropriate agreements, written where legally required for validity, the Design-Builder shall require the Architect, Consultants and Contractors to make payments to their consultants and subcontractors in similar manner.

§ B.3.2.9 If required in writing by a party in interest, the Owner as fiduciary shall, upon occurrence of an insured loss, give bond for proper performance of the Owner’s duties. The cost of required bonds shall be charged against

AIA Document A141™ – 2014 Exhibit B. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:58:06 on 06/27/2014 under Order No.4935482421_1 which expires on 07/30/2014, and is not for resale.		4
User Notes:	(1718834253)

proceeds received as fiduciary. The Owner shall deposit in a separate account proceeds so received, which the Owner shall distribute in accordance with such agreement as the parties in interest may reach, or as determined in accordance with the method of binding dispute resolution selected in the Agreement between the Owner and Design-Builder. If after such loss no other special agreement is made and unless the Owner terminates the Contract for convenience, replacement of damaged property shall be performed by the Design-Builder after notification of a Change in the Work in accordance with Article 6 of the Agreement.

§ B.3.2.10 The Owner as fiduciary shall have power to adjust and settle a loss with insurers unless one of the parties in interest shall object in writing within five days after occurrence of a loss to the Owner’s exercise of this power. If an objection is made, the dispute shall be resolved in the manner selected by the Owner and Design-Builder as the method of binding dispute resolution in the Agreement. If the Owner and Design-Builder have selected arbitration as the method of binding dispute resolution, the Owner as fiduciary shall make settlement with insurers or, in the case of a dispute over distribution of insurance proceeds, in accordance with the directions of the arbitrators.

ARTICLE B.4   SPECIAL TERMS AND CONDITIONS

Special terms and conditions that modify this Insurance and Bonds Exhibit, if any, are as follows:

« »

AIA Document A141™ – 2014 Exhibit B. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:58:06 on 06/27/2014 under Order No.4935482421_1 which expires on 07/30/2014, and is not for resale.		5
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Schedule 1

THE RELENTLESS PURSUIT OF SUCCESS. YOURS.TM

Axogen Inc.

New Facility Building - Design-Build Services

Cost Opinion and Clarifications

Submitted: March 22, 2019

Engineering | Architecture | Construction | Consulting

Table of Contents

1 Cover Letter	1

2 Estimate Summary	2

3 Cost Estimate	5

4 Estimate Clarifications and Assumptions	16

5 Schedule	25

Attachment: AIA Contract

THE RELENTLESS PURSUIT OF SUCCESS. YOURS.TM

March 22, 2019

Wallace Nelson

Facilities Manager

Axogen Inc.

913 Industrial Park Drive

Vandalia, OH 45377

Re: New Facility in Vandalia, Ohio

Dear Mr. Nelson:

Attached you will find our Opinion of Cost, clarifications and schedule for your new facility located at 913 Industrial Park, Vandalia, Ohio. Our estimate with an 80% confidence level is $ 29,812,379 with an immediate start and delivered in a design-build fashion using CRB for Architecture/Engineering and Construction for a turn-key delivery approach.

We are extremely excited to be part of your team and ready to begin. As you know from several team meetings, CRB has decades of experience in pharmaceutical production facilities and your equipment and cleanroom needs are familiar to us. Since most of our work is executed remotely, we are used to working with local trades contractors on pharmaceutical projects, delivering excellent results for our clients.

Our engineering team has spent many hours redesigning the HVAC and electrical systems to align with your specific needs for the building in Vandalia. Our team has even gone to lengths of sizing the major equipment and obtaining confidential price quotes that is included in our estimate. Our structural engineers have designed the mezzanine with steel member sizes and footing requirements. We have validated unit costs and labor rates with local vendors and feel confident not only in our pricing, but that our costs align with the needed scope for your project.

Our team is looking forward to meeting with your Axogen team at the project site on Monday, March 25th. If there are any questions related to our proposal you may contact me anytime.

Respectfully,

James R. Contratto

Director, Business Development
Cell: 314-695-1926

Estimate Summary	CONFIDENTIAL

Order of Magnitude Estimate

ESTIMATE DOCUMENTATION SHEET

PROJECT NAME:                     Vandalia Expansion

CLIENT NAME:                         Axogen

ESTIMATE DATE:                     22-Mar-19

PROJECT SQUARE FOOTAGE:

Existing Building Footprint	70,000	sf
New Mechanical Mezzanine	38,000	sf
Pre-Eng Utility Bldg	2,000	sf
	110,000	sf

ESTIMATE ACCURACY:          Order of Magnitude Estimate

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	2

Estimate Summary	CONFIDENTIAL

Order of Magnitude Estimate

ESTIMATE SUMMARY

BUILDING CONSTRUCTION			$/SF
Sitework		$903,990	$8
Demolition		$243,644	$2
Substructure		$439,058	$4
Superstructure		$1,569,094	$14
Exterior Skin		$74,500	$1
Roofing		$27,313	$0
Interior Construction		$2,008,448	$18
Special Construction		$2,533,350	$23
Conveying Systems		$150,000	$1
HVAC		$4,877,411	$44
Plumbing		$1,193,010	$11
Fire Protection		$439,537	$4
Electrical		$5,721,100	$52
Building Total		$20,180,453	$183

PROCESS
Equipment		$496,094	$5
Equipment Installation		$132,000	$1
Piping, Valving		$247,826	$2
Instrumentation & Controls		$556,750	$5
Process Total		$1,432,670	$13

FACILITY SUBTOTAL		$21,613,123	$196

Project General Requirements		$219,838
Building Permits		By Owner
Productivity Factor		$—
Schedule Acceleration - Excluded		$—
Escalation - Excluded		$—
Design Development - Excluded		$—
Sales Tax w/o (Equipment & Modular Clean Rooms)	7.5%	$717,820
Payment & Performance Bond - Assume Client Signed Waiver		See Alternate Below
Facility Commissioning (All Protocols & Validation by Owner)	2.25%	$486,295

TOTAL DIRECT CONSTRUCTION COST		$23,037,076	$209

OTHER COSTS
Design Fee, Construction Assist
Construction Contingency & Design Development
CM Labor		***
CM General Conditions
CM Fee
C, G & L Insurance
Owner’s Costs - Excluded

PROJECT ESTIMATE TOTAL		$29,812,379	$271

Alternate: Trade Contractor's Payment & Performance Bond		$410,000

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	3

Estimate Summary	CONFIDENTIAL

Order of Magnitude Estimate

Facility Subtotal Cost Distribution

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	4

Cost Estimate	CONFIDENTIAL

Order of Magnitude Estimate

Sitework

-
SITEWORK
Axogen Sitework Allowance for Roads Drainage, Paving Sidewalls and Fencing	1	ls	$600,000.00	$600,000
Demo Existing Paving				incl above
Soil Boring, Report & Survey				by Owner
Exterior Painting Allowance				incl above
Building Signage				incl above
Patch/Repair Asphalt Paving				incl above
New 6" Concrete Sidewalk				incl above
Misc. Site Grading, Clearing				incl above
Landscaping Allowance				incl above
	Sitework Total				$600,000
	Underground Mechanical Total				$—
UNDERGROUND PLUMBING
Sanitary Sewer - New Line, Manhole and Tie-in	1	ls	$15,000.00	$15,000
Domestic Water - Allow	200	lf	$150.00	$30,000
Natural gas	200	lf	$112.50	$22,500
Storm Drainage				Existing
	Underground Plumbing Total				$67,500
UNDERGROUND FIRE PROTECTION
Fire Protection Loop (incl hydrants)		lf	$90.00	Excluded
Allowance for Fire Pump with Shed		ls	$26,250	Excluded
PIV Valve	1	ea	$10,000	$10,000
Fire Protection Line	200	lf	$150.00	$30,000
	Underground Fire Protection Total				$40,000
UNDERGROUND ELECTRICAL
PVC Conduits - 2500A , 34.5KV assume (4) 4' dia conduit	1,288	lf	$105.00	$135,240
Concrete Encasement 1/2 cy / lf	175	cy	$150.00	$26,250
Cabling			$-	By Utility Co.
Demo Existing Paving				incl above
Patch/Repair Asphalt Paving	389	sy	$60.00	$23,333
Excav/Backfill	311	cy	$37.50	$11,667
	Underground Electrical Total				$196,490

	Sitework Total			$903,990	$903,990

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	5

Cost Estimate	CONFIDENTIAL

Order of Magnitude Estimate

Architectural / Structural

DEMOLITION
Demo Interior Floors, Walls, & Ceilings (allow)	20,000	sf	$5.00	$100,000
Demo Exterior Tilt up Concrete Exterior	226	sf	$22.50	$5,085
Demo Concrete Floor incl Sawcut for Mezz Ftgs	115	cy	$295.00	$33,802
Demo Concrete Floor incl Sawcut for US Piping
Sawcutting of Slab on Grade for Underslab piping	822	lf	$5.00	$37,800
Backfill and compact soil	232	cy	$27.00	$6,967
Remove concrete debris by hand	30	cy	$175.00	$5,328
Temporary Partition Allowance (Plastic along Mezzanine Border	5,000	sf	$2.00	$10,000
Load, Haul & Dispose of Debris	525	cy	$85.00	$44,662
	Demolition Total				$243,644
SUBSTRUCTURE
Foundation (5' spread footing + 3' grade wall)	53	cy	$630.00	$33,600
Slab on Grade for Utility Building	1,600	sf	$9.00	$14,400
Infill Ex Slab on Grade (6" concrete + 6" granular fill)	7,832	sf	$13.50	$105,725
Interior Column Pads	305	cy	$540.00	$164,588
Dowel for Mezz Column Pads - (1) every 12"	3,300	ea	$22.50	$74,250
Doweling for Trench Drains - (1) every 12"	822	ea	$22.50	$18,495
Allowance for Equipment Pads	1	ls	$18,000.00	$18,000
Elevator Pit	1	ea	$10,000.00	$10,000
	Substructure Total				$439,058
SUPERSTRUCTURE
Elevated Slabs (metal deck + 5" concrete)	38,000	sf	$10.80	$410,400
Elevated Slab Steel Framing (11#/sf)	209	tons	$4,590.00	$959,310
Equipment Galv Carbon Steel Grating for RO Equipment	200	sf	$16.20	$3,240
Equipment Platform Steel Framing (10#/sf)	2	tons	$4,950.00	$7,425
Platform Handrail	40	lf	$225.00	$9,000
Stairs	15	risers	$500.00	$7,500
Stanchions on Mezzanine & New Chillers / Boiler	40	ea	$2,000.00	$80,000
Pipe Carrier up side of bldg	0.75	tons	$6,500.00	$4,875
Epoxy Paint Structural Steel (in Open Area)	11,754	sf	$3.15	$37,024
Elevator Steel	1	ls	$10,000.00	$10,000
Pre-fab Pan Fill Stairs incl Handrails	64	riser	$630.00	$40,320
	Superstructure Toatal				$1,569,094
EXTERIOR CLOSURE
Tilt up Concrete Wall Penetrations	1	ls	$20,000.00	$20,000
New Metal Panel Infills	226	sf	$50.00	$11,300
Exterior Single Doors	4	ea	$2,000.00	$8,000
Rollup Doors, Dock Pads/Seals	2	ea	$5,850.00	$11,700
Exterior Skin Consultant	1	ls	$10,000.00	$10,000
Louvers	200	sf	$67.50	$13,500
	Exterior Closure Total				$74,500
ROOFING
Penetrations thru Roof	1	ls	$20,000.00	$20,000
Tie-In to Existing Building	125	lf	$58.50	$7,313
	Roofing Total				$27,313
INTERIOR CONSTRUCTION
Walls
Walls Ext - GWB -0/1, on 7/8" Mtl Studs Batt Insulation	19,093	sf	$5.75	$109,785
Walls Ext - GWB -0/1, on 3 5/8" Mtl Studs	2,773	sf	$6.30	$17,470
Walls - GWB - 1/1 on 6" " Mtl Studs	10,697	sf	$9.00	$96,273

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	6

Cost Estimate	CONFIDENTIAL

Order of Magnitude Estimate

Ò	Architectural / Structural

Walls - GWB - 1/1 on 3 5/8" Mtl Studs	26,930	sf	$8.10	$218,133
Walls - GWB - Shaftwall 1hr Fire Rated on 6" Mtl Studs	4,480	sf	$9.90	$44,352
Mesh Wire Walls	1,363	sf	$3.50	$4,771
ADD for Fiber Rock	75,254	sf	$0.90	$67,729
Blocking for Wall Guard	200	lf	$2.25	$450
Rough Carpentry / Blocking	70,000	sf	$0.25	$17,500
Doors & Windows
3x7 HM Door & Frame	35	ea	$1,170.00	$40,950
PAIR 6x7 HM Doors & Frame	45	pr	$1,620.00	$72,900
Entrance Single Glass Doors & HM Frame	2	ea	$1,250.00	$2,500
Sgl Process Door & Frame	1	ea	$5,850.00	$5,850
Dbl Process Steel Door & Frame	4	ea	$12,600.00	$50,400
ADD For Door Interlock Prep and Device	5	ea	$450.00	$2,250
Slider or Rapid Roll Fabric Door - 8' x 10'	3	ea	$9,000.00	$27,000
Viewing Windows	175	sf	$60.00	$10,500
Flooring
Prep Existing Floor for New Covering	26,681	sf	$1.13	$30,016
Entrance Mat	174	sf	$25.00	$4,350
Epoxy Floor	11,888	sf	$10.80	$128,390
VCT Floor	6,195	sf	$2.57	$15,890
Seamless Welded Vinyl	4,056	sf	$10.00	$40,560
Carpet	1,261	sy	$27.00	$34,038
Polished Concrete	4,542	sf	$8.00	$36,336
Sealed Concrete	58,795	sf	$1.13	$66,144
Bases
Epoxy Floor Coved Base	2,787	lf	$16.20	$45,149
Smls Welded Cove	1,319	lf	$14.00	$18,466
Vinyl Base	6,176	lf	$2.03	$12,506
Ceilings
Suspended Drywall Ceiling	12,353	sf	$11.25	$138,971
2x4 Lay-In Mylar Gasketed Ceiling	1,005	sf	$9.90	$9,950
2x4 Lay-In Ceiling	81,855	sf	$3.47	$283,628
Finishes
Paint Walls - latex	142,455	sf	$0.77	$108,978
Paint Walls - epoxy	41,643	sf	$1.58	$65,588
Epoxy Paint Gypsum Ceiling	12,353	sf	$1.80	$22,235
Paint Door & Frame	87	ea	$58.50	$5,090
FRP	648	sf	$17.50	$11,340
Caulking Allowance	1	ls	$15,000.00	$15,000
Room Accessories
Toilet Partitions - Phenolic Resin	11	ea	$1,260.00	$13,860
Urinal Screen	2	ea	$500.00	$1,000
Toilet Accessories	1	ls	$20,000.00	$20,000
12' x 15' Metal Locker, Single Tier with Sloped Top	370	ea	$225.00	$83,250
Locker Room Bench	100	lf	$54.00	$5,400
Fire Extinguisher and Cabinet - allow	10	ea	$350.00	$3,500	$2,008,448
	Interior Construction Total
SPECIAL CONSTRUCTION
Pre-Eng Structural (allow 40' x 40' x 15' avg ht)	1,600	sf	$60.00	$96,000
Process Modular Clean Rooms - 8250sf @ approx. $265.94 / Sf Stainless Stl Items	1	ls	$2,194,000	$2,194,000

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	7

Cost Estimate	CONFIDENTIAL

Order of Magnitude Estimate

Architectural / Structural

24" x 24" Wall Mount Pass-Thru	6	ea	$15,000.00	$90,000
Stainless Steel Benches	30	lf	$1,000.00	$30,000
Gown Room Bench	45	lf	$80.00	$3,600
Misc. Stainless Steel Accessories	1	ls	$10,000.00	$10,000
Operating Tables	2	ea		By Owner
Audio - Visual Displays Equipment - allowance	5	rms	$5,000.00	$25,000
dock Door Levelers	2	ea	$7,200.00	$14,400
Millwork
Casework - Painted Metal Cabinet w/ Epoxy Resin Top	26	lf	$600.00	$15,600
Laminated Bathroom Countertop	25	lf	$150.00	$3,750
Kitchen Counter & Cabinets - Laminated Top	17	lf	$500.00	$8,500
Reception Desk	15	lf	$1,500.00	$22,500
Mailroom / Copy Room - Cubbies, Storage, Counters	1	ls	$20,000.00	$20,000
Cubicles	48	ea		Owner
Office Desks, chairs, file cabinets	2	ea		Owner
Conference Room Table & Chairs	7	ea		Owner
Privacy Room Furniture	2	ea		Owner
Break Room Table & Chairs	1	ls		Owner
	Special Construction Total				$2,533,350
CONVEYING SYSTEMS
Elevator Freight, 2 story	1	ea	$150,000	$150,000
	Conveying Systems Total				$150,000

	Architectural / Structural Total			$7,045,405	$7,045,405

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	8

Cost Estimate	CONFIDENTIAL

Order of Magnitude Estimate

Building HVAC / Utilities

HVAC
Dryside
Makeup Air Unit (1x thru)	17,000	cfm	$6.00	$102,000
Semi - Custom AHU Quoted	1	ea	$487,200.00	$487,200
w/o Economizers & Heat Recovery	1	ls	$450,000.00	Excluded
Grade C AHU (recirc) 1,500 cfm	1	ea	$—	included
Grade C AHU (recirc) 3,000 cfm	1	ea	$—	included
Grade C AHU (recirc) 4,500 cfm	1	ea	$—	included
Grade D AHU (recirc) 15,000 cfm	1	ea	$—	included
Grade D AHU (recirc) 12,000 cfm	1	ea	$—	included
Grade D AHU (recirc) 20,000 cfm	1	ea	$—	included
Office RTU	35,000	cfm	$—	existing
Board Room RTU - 3 tons / 1,200 cfm	1	ea	$4,000.00	$4,000
Office RTU - 3 tons / 1,200 cfm	1	ea	$4,000.00	$4,000
Office RTU - 3 tons / 1,200 cfm	1	ea	$4,000.00	$4,000
Cabinet Unit Heater, 10 MBH	3	ea	$1,200.00	$3,600
Fan Coil Unit (CHW cooling & HW Reheat) 34,325 cfm total	10	ea	$4,500.00	$45,000
Warehouse Fan Coil Unit (CHW cooling & HW Reheat) 34,325	14	ea	$4,500.00	$63,000
cfm total
Mech Room Fan Coil Unit (CHW cooling)	2	ea	$2,500.00	$5,000
Fan Coil Unit (CHW cooling) 1,500 cfm	1	ea	$2,500.00	$2,500
DX Split Systems for Electrical, Telecom and Server Rooms (4)	1	ls	$75,000.00	$75,000
Exhaust Fan	3,550	cfm	$1.25	$4,438
Exhaust Fan	1,900	cfm	$1.30	$2,470
Exhaust Fan	1,950	cfm	$1.30	$2,535
Exhaust Fan	2,850	cfm	$1.30	$3,705
Exhaust Fan	900	cfm	$2.00	$1,800
Exhaust Fan	150	cfm	$3.25	$488
VAV's w. phoenix valve & HW reheat	15	ea	$4,500.00	$67,500
CV's w. phoenix valve	15	ea	$3,000.00	$45,000
RHCs, hot water, duct-mounted	25	ea	$1,750.00	$43,750
“***”	“***”		“***”	“***”

Flexiduct	1	ls	$2,500.00	$2,500
Air & Water balance	1	ls	$50,000.00	$50,000
Rigging	1	ls	$50,000.00	$50,000
Galv Ductwork with grills and volume dampers. Includes	94,480	lb	$9.00	$850,320

Rework of Existing Office Ductwork (50% new duct.)
SS Duct for LWR	9,448	lb	w/ Prefab quote, if required

SS Duct for Biosafety Cabinets	1	ls	$—	not exhausted
Economizer Ductwork	600	lbs	$—	Excluded
Duct Insulation - Wrapped	47,240	sf	$4.00	$188,960
HEPA Filters - ducted disposable	122	ea	$1,500.00	$183,000
Fan Filter HEPAs	1	ea	w/ Clean Rooms
HEPA Filter Certification	123	ea	$150.00	$18,450
Registers, Diffusers	71	ea	$150.00	$10,650
Louvers allowance	300	sf	$75.00	$22,500
Roof Curbs	12	ea	$1,750.00	$21,000
Wet Side
Chillers, Air Cooled, (3)	750	tons	$500.00	$375,000
CHW Pump Skid - (2) 1,200 GPM pumps 40 HP ea, air separator, chemical feed vessel, expansion vessel, 1000 tons	1	ls	$95,000.00	$95,000

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	9

Cost Estimate	CONFIDENTIAL

Order of Magnitude Estimate

Building HVAC / Utilities

HHW Skid - 3,000 MBH	1	ls	$85,000.00	$85,000
Boilers (3), nat gas	3	ea	$30,000.00	$90,000
Domestic Electric Water Heater w. expansion tank	1	ea	$8,000.00	$8,000
Sump Pump for Elevator Pit	1	ls	$1,500.00	$1,500
PIPING MAINS
CHWs/r 8" carbon steel, w. valves and insulation	560	lf	$275.00	$154,000
CHWs/r 6" carbon steel, w. valves and insulation (heat trace) w/ el	132	lf	$225.00	$29,700
CHWs/r 2" carbon steel, w. valves and insulation	676	lf	$81.00	$54,756
HHWs/r 2"-3" carbon steel	1,286	lf	$115.00	$147,890
Outdoor HHWs/r - 2"3" carbon steel	126	lf	$115.00	$14,490
Nat Gas 2" carbon steel w. valves	460	lf	$81.00	$37,260
Clean Steam 1" 316L pipe, w. valves and insulation	300	lf	$111.00	$33,300
LOCAL PIPING
CHWs/r 2" carbon steel	240	lf	$140.00	$33,600
HHWs/r 1" copper	2,600	lf	$122.00	$317,200
Nat Gas 1.5" carbon steel	420	lf	$82.00	$34,440
Clean Steam 1" 316L pipe to process air handlers	150	lf	$135.00	$20,250
Clean Steam 1" 316L pipe to 2 part washers and 4 autoclaves	600	lf	$135.00	$81,000
Refrigerant Piping for Split Systems - suction and liquid lines	540	lf	$84.00	$45,360
Refrigerant Charge	1	ls	$5,000.00	$5,000
Coil Fitout - large/medium	3	ea	$6,500.00	$19,500
Coil Fitout - small	5	ea	$4,500.00	$22,500
Humidifier section coil fitout, if required	8	ea	$4,500.00	$36,000
Condensate Piping	150	lf	$84.00	$12,600
Trim Piping Factored	1	ls	$131,600.00	$131,600
HVAC Contractor Permit	1	ls	$15,000.00	$15,000
BAS Control System	244	pts	$1,775.00	$433,100

HVAC Total				$4,877,411	$4,877,411

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	10

Cost Estimate	CONFIDENTIAL

Order of Magnitude Estimate

Plumbing & Fire Protection

PLUMBING
Instantaneous water heater - for remote located sinks	3	ea	$1,500.00	$4,500
EWSS w. mixing valves	10	ea	$6,000.00	$60,000
Janitor Sink	2	ea	$1,750.00	$3,500
Lavatories (small sink)	15	ea	$500.00	$7,500
Water Closets (toilet)	14	ea	$5,000.00	$70,000
Urinals	5	ea	$1,500.00	$7,500
Water Fountains	2	ea	$1,000	$2,000
Sinks	7	ea	$600.00	$4,200
Shower	2	ea	$5,000.00	$10,000
Elevator Pit Sump Pump	1	ea	$1,500.00	$1,500
Floor Drains	10	ea	$1,000.00	$10,000
Point of Use Haz Waste Receptacles	2	ea	$750	$1,500
PIPING MAINS
DCW Main - assume 3" copper, insulated, w/ valves	670	lf	$142.00	$95,140
DHW Main - assume 3" copper, insulated, w/ valves	650	lf	$142.00	$92,300
Above slab sanitary waste piping 4" cast iron, no insulation/no valves	663	lf	$130.00	$86,190
Under-slab sanitary waste piping 4" cast iron, no insulation/no valves	400	lf	$130.00	$52,000
Sanitary Vent Piping 2" cast iron - assume 8 risers, no insulation/no v	240	lf	$103.00	$24,720
LOCAL PIPING
DCW Local 1.5" copper, insulated, w/ valves	1,140	lf	$171.00	$194,940
DHW Local 1.5" copper, insulated, w/ valves	720	lf	$171.00	$123,120
Sanitary Waste 4" cast iron, no insulation/no valves	1,200	lf	$277.00	$332,400
Plumbing Permit	1	lot	$10,000.00	$10,000
Plumbing Total					$1,193,010
FIRE PROTECTION
Mains 6" carbon steel	700	lf	$150.00	$105,000
Pre-Action Dry Type - clean suites only	5,000	sf	$12.00	$60,000
Fire Protection - Area under Mezz level	38,000	sf	$5.00	$190,000
Existing Interstitial Level Minor Rework	48,266	sf	$0.50	$24,133
Server / Telecom Rooms	1,734	sf	$6.00	$10,404
Fire Protection - Rework Office Ordinary Hazard	20,000	sf	$2.50	$50,000
Fire Protection Total					$439,537

Plumbing & Fire Protection Total				$1,632,547	$1,632,547

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	11

Cost Estimate	CONFIDENTIAL

Order of Magnitude Estimate

Building & Process Electrical

ELECTRICAL DEMOLITION & TEMPORARY REQUIREMENTS
Temporary Power & Lights	1	ls	$22,000	$22,000
Start-up and Testing	1	ea	$10,900	$10,900
Electrical Permit	1	ea	$10,000.00	$10,000
					$42,900
MAJOR EQUIPMENT
Transformer - 2500kVA, 480Y/277V	1	ea	$110,000.00	by Utility Co.
Power Feeder	60	lf	$1,415.50	$84,930
ATS 3000A , 480Y/277V	1	ea	$65,000	$65,000
Feeder to MCSWB - 3000A, 3Ph, 4W	30	lf	$1,415.50	$42,465
MCSWB - 3000A, 3Ph, 4W	1	ea	$275,000.00	$275,000
Feeders Chillers – 3ea. X 450lf - 4W500A	1350	lf	$250.00	$337,500
Chiller Feeders - (3) ea 500A Disconnect Switches	3	ea	$2,500.00	$7,500
Feeder to PP 1st Floor - 800A, 3Ph, 4W,	30	lf	$325.00	$9,750
"***"	1	ea	$11,250.00	$11,250
"***"	230	lf	$200.00	$46,000
"***"	1	ea	$4,500.00	$4,500
"***"	1	ea	$3,600.00	$3,600
"***"	230	lf	$200.00	$46,000
"***"	1	ea	$3,600.00	$3,600
"***"	1	ea	$3,600.00	$3,600
"***"				$—
New Feeder to Ex Office Panel, 1600A -480/277V	250	lf	$847.81	$211,953
New Feeder to Panel Box 2nd Floor, 1200A -480/277V	250	lf	$496.35	$124,087
Feeder to Utility PP - 1200A, 480/277V 2nd Floor	200	lf	$496.35	$99,270
Utility PP - 1200A, 3Ph, 4W	1	ea	$4,500.00	$4,500
Feeder to 112.5KVA XFMR & 400A Pnl	50	lf	$200.00	$10,000
XFMR 112.5KVA 480V - 280/120V	2	ea	$4,500.00	$9,000
Feeder to 75KVA XFMR, 200A & 250A Pnl	25	lf	$150.00	$3,750
XFMR 75KVA 480V - 280/120V, 200A	1	ea	$3,600.00	$3,600
Equip Feeders below				$—
Feeder to UPS Panel - 400A	250	lf	$184.76	$46,190
UPS & Panel - 50kVA	1	ea	$70,000	$70,000
"***"	1	ea	$4,500.00	$4,500
"***"	150	lf	$200.00	$30,000
"***"	6	ea	$4,500.00	$27,000
Equip Feeders below				$—
Power Feeder	60	lf	$1,415.50	$84,930
Emergency Diesel Generator w/ Day Backup, 2500KW	1	ea	$875,000.00	$875,000
					$2,544,474
LIGHTING, LIGHTING CONTROL, RECEPTACLES
"***"	47,874	sf	$22.35	$1,069,984
Offices, Corridors & Labs Utility /	20,558	sf	$14.90	$306,314

Mechanical	37,334	sf	$11.18	$417,207
			$—		$1,793,506
SPECIAL SYSTEMS			$—

VFD's for CHW Pumps, 40 HP ea	2	ea	$6,705	$13,410
VFD's for HHW Skid, 15 HP ea	2	ea	$5,588	$11,175
Heat tracing of outdoor chilled water piping	132	lf	$33.53	$4,425
Fire Alarm	105,766	sf	$5.00	$528,830

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	12

Cost Estimate	CONFIDENTIAL

Order of Magnitude Estimate

Building & Process Electrical

Nitrogen monitoring	1	allow	$11,175.00	$11,175
Card Readers	47,874	sf	$0.75	$35,666
Lightning Protection	37,334	sf	$0.75	$27,814
Security Cameras, IT Equipment & Racking				by Owner
Grounding System for New Mechanical Level	37,334	sf	$3.73	$139,069
Phones Jacks & Public Address System	68,432	sf	$2.24	$152,946
			$—		$924,510
MECHANICAL EQUIPMENT FEEDS			$—
480V, 3Ph	50	ea	$2,607.50	$130,375
208V/120V, 1Ph	60	ea	$1,117.50	$67,050
			$—		$197,425
"***"			$—
''***''	28	ea	$3,725.00	$104,300

''***''	102	ea	$1,117.50	$113,985
					$218,285

Electrical Total				$5,721,100	$5,721,100

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	13

Cost Estimate	CONFIDENTIAL

Order of Magnitude Estimate

Process

"***"
"***"	1	ls	$125,000	$125,000
"***"	1	ls	$200,000	$200,000
"***"	18	ea	$—	by others
"***"	79	ea	$—	by others
"***"	4	ea	$—	by others
"***"	1	ls	$—	by others
"***"	1	ls	$—	by others
"***"	6	ea	$—	by others
"***"	1	ls	$—	by others
"***"	1	ls	$—	by others
"***"	1	ls	$—	by others
"***"	1	ls	$—	by others
"***"	1	ls	$—	by others
"***"	1	ls	$—	by others
"***"	2	ea	$—	by others
"***"	4	ea	$—	by others
"***"	1	ls	$—	by others
"***"	1	ls	$8,125	$8,125
"***"	1	ls	$9,994	$9,994
Process Equipment Total					$343,119

PROCESS UTILITY EQUIPMENT
"***"	1	ls	$75,000	$75,000
"***"	1	ls	$70,000	$70,000
"***"	4	ea	$150,000	by Owners
"***"	1	ls	$—	by others
"***"	1	ls	$3,625	$3,625
"***"	1	ls	$4,350	$4,350
Process Utility Equipment Total					$152,975

EQUIPMENT INSTALLATION
Process Equipment Installation	1	ls	$57,500	$57,500
Process Utility Equipment Installation	1	ls	$74,500	$74,500
Process Installation Total					$132,000

PIPING & VALVING
PIPING MAINS
Compressed Air Piping .5" copper	480	lf	$63.00	$30,240
Nitrogen 1" copper	354	lf	$84.00	$29,736
Soft Water 2" 316L pipe	35	lf	$192.00	$6,720
RO/DI Water (loop)1 1/ 2" 316L Pipe	600	lf	$150.00	$90,000
LOCAL PIPING
Compressed Air Piping .5" copper	180	lf	$84.00	$15,120
CDA to process suites	150	lf	$84.00	$12,600
Nitrogen .75" copper (assume 10 points of use)	300	lf	$91.00	$27,300
RO/DI Water (loop)1 1/ 2" 316L Pipe	100	lf	$260.00	$26,000
Passivation	1,685	lf	$6.00	$10,110
Process Utility & Process Piping Total					$247,826

INSTRUMENTATION & CONTROLS
EMS System
EMS - differential pressure sensors	84	pts	$2,200.00	$184,800

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	14

Cost Estimate	CONFIDENTIAL

Order of Magnitude Estimate

Process

''***''	150	pts	$1,750.00	$262,500

''***''	233	pts	$1,500.00	Future
''***''
''***''	22	pts	$1,000.00	$22,000
''***''	22	pts	$600.00	$13,200
''***''	22	pts	$2,100.00	$46,200
''***''	22	pts	$1,275.00	$28,050
Instrumentation & Controls Total					$556,750

Process, Process Utility & I&C Total				$1,432,670	$1,432,670

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	15

Estimate Clarifications and Assumptions	CONFIDENTIAL

Estimate Level                                                                           Opinion of Cost

Project Description

70,000 SF Fitout of 1st floor in existing shell with new modular process space, process support areas and office areas. Also included is a 38,000 SF Mezzanine.

Reference Documentation

Architectural & Civil

Controls

Electrical

Schedule

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	16

Estimate Clarifications and Assumptions	CONFIDENTIAL

Mechanical

Room Data Sheets

Structural

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	17

Estimate Clarifications and Assumptions	CONFIDENTIAL

General

•

Project General Requirements costs are calculated as a percentage of the Facility Subtotal. Project General Requirements Costs include general field costs such as site layout, survey, fencing for safety and security, clean-up, etc. Temporary utility costs (water, electric, gas, etc.) to be paid by the owner.

•	Unless identified otherwise, the estimate is based on work being performed during normal working hours without consideration for overtime, shift work or accelerated schedule.
•	Escalation has not been included in this estimate.
•	"***"
•

Sales tax is included at 7.5% on materials only, labor and process equipment are excluded from sales tax. For the purposes of this Estimate, it is assumed that 50% of the Facility Subtotal (less process equipment) represents the materials on this project.

•	Performance and Payment Bonds for subcontractors are not included; we assume the ability to receive a waiver from Axogen. Alternate to provide is included below the line including indirect costs.
•	We include costs for Facility Commissioning only. All IQOQ protocols and validation are by Owner.
•

Construction Contingency is carried to cover potential areas of risk in the construction phase of the project such as: scope gaps, buyout, coordination issues, performance issues, design errors and omissions within the standard of care, etc.

•	An owner’s contingency has not been included in this estimate but is highly recommended.
•

Construction Management Labor and General Conditions costs are calculated per the staffing plan developed specifically for the job and the schedule provided. These costs include field & home office staff; per diems and travel project team travel costs; office trailers (if needed); field office supplies; copiers; printing costs, etc.

•	C, G & L Insurance is Commercial & General Liability Insurance carried by CRB.
•

Allowances are placeholders for undefined work necessary to complete the project. Allowances occur for portions of work where adequate information is not available to determine a reasonable Estimate of the cost.

•	This Estimate represents the fair construction value for the direct costs in a competitive bidding environment and should not be construed as a prediction of low bid.
•	Design Fee is calculated level of effort to do IFC drawings and specification. This cost represents the budget for Engineering/ Architectural Design Services for this project.
•	Owners Costs are excluded unless identified otherwise (land acquisition, project support staff, test materials, etc.).
•

Furniture, Fixtures & Equipment (FF&E) items (interior office and conference room furnishings, break room furniture, window treatments, interior & exterior signage, etc.) are owner supplied, and therefore, are excluded from this Estimate.

•	Unforeseen Conditions are excluded.
•	This estimate makes no consideration towards market variations due to force majeure.
•	Handling and disposal of hazardous material is excluded from this Estimate.
•

When duct breaks or demolition are required, written confirmation of system cleaning/non-hazardous status shall be provided by the client. CRB will require 3rd party cleaning and decontamination if written confirmation cannot be provided. This 3rd party cleaning and decontamination, if required, is excluded from the estimate unless otherwise noted.

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	18

Estimate Clarifications and Assumptions	CONFIDENTIAL

•

This estimate does not include any allowance for meeting a “specific percentage” of small, minority or women owned business participation. CRB will NOT exclude any business that meets the requirements for contracting a facility of this size to meet the owner’s cost, schedule, quality and safety requirements.

•	We have not included code or seismic upgrades in areas of the existing building unless specifically noted.
•	Where possible, a detailed takeoff has been performed. However, where information is not yet available, we have relied on our historical information for quantities and scope.
•	Our design team has included an allowance for one Owner meeting per week via teleconference.
•	A kickoff meeting on site is included.
•	Design drawings will be done in 3D Revit or AutoCAD.
•	P&ID drawings will be done in AutoCAD P&ID.
•	Design reviews to occur in ongoing basis during weekly technical client meetings.
•	The 3D model will be published in Navisworks on a regular basis.
•

CRB’s Proposal is based on Axogen provided site plan A100, A10 1st Floor Plan (6 Clean Rooms) dated 2/26/2019, and A102 Second Floor Plan and as modified/reviewed in 3/14/2019 meeting with Wallace Nelson. (See document list at the beginning of these Clarifications.)

•	CRB drawing standards and specifications will be used.
•	The P&ID lead sheet will be to CRB standard for symbols, tagging, and numbering approach.
•	Axogen will provide cutsheets or details of components which they are providing.
•	CRB has not included any time for HAZOP, if performed.
•	Shop drawing review for Axogen specified equipment will be limited to coordination with facility design only. The technical review and approval will be by Axogen.
•	Laser scanning of existing conditions has not been included.
•	Record drawings are not included in the design fee. The scope of record drawings relative to the Revit model and construction coordination is still to be determined with Axogen.
•	Axogen does not require any specific reporting metrics from CRB for internal purposes. CRB’s standard report to be used.
•	Document control of construction submittals, RFIs, shop drawings, etc. will be managed by CRB.
•	"***"
•	URS, Sequence of Operations, and/or Equipment Specifications for process equipment will be provided by Axogen, unless noted otherwise above.
•

Design of Iso 7/8 spaces, warehouse space, and production areas per the room data sheets provided and reviewed with Axogen on 3/14/2019. The clean room and supply return corridors will be by modular subcontractor.

•	No rendering of existing buildings are included in the design.
•	Axogen to share planned hazardous chemicals for code review. "***"
•

CRB assumes current building and the design work completed prior to engaging CRB is compliant with applicable codes and standards. Additional design work to modify design or existing conditions to meet code is not included in current scope.

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	19

Estimate Clarifications and Assumptions	CONFIDENTIAL

•	Two site visits are included during design phase for filed verifications and kickoff/review meetings.
•	It is assumed that no seismic upgrades to the existing facility will be required as part of this project. The new 2nd level will be isolated from the existing building for gravity and seismic loads.
•	***

***

Sitework

•

A $600,000 allowance for sitework is included per the direction of the client. This allowance is for work such as roads, drainage, fencing, paving, sidewalks. We have added line items for things that the allowance may not cover.

•	Painting of the exterior of the building is in the Sitework allowance above.
•	Exterior Signage and Client Sign is assumed included with Site allowance above.
•	We include an allowance for underground sanitary waste piping.
•	Domestic water and natural gas piping are included.
•	We include a ductbank to bring power to the transformers.
•	Borings, report and surveying are assumed to be by Owner.
•	Underground Electrical Conduit for Transformer Feeders are allowed for based on (4) 4” PVC Conduits with for approximately 322 linear feet, encased in concrete.
•	Patch and repair of existing paving and excavation and backfill are included.
•	CRB has assumed a $50,000 design allowance for civil work based on Axogen input and minimum changes to the site.

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	20

Estimate Clarifications and Assumptions	CONFIDENTIAL

Demolition

•	Demolition of existing administration area is included.
•	Demolition of concrete floor for new mezzanine footings and underslab sanitary piping work is included. Cost include saw-cutting, concrete removal and excavation / backfill, if required.
•	Temporary Isolation of the modular construction area by plastic is included to protect the installation from dust.
•	Load and haul off-site and dumping charges are assumed for demo materials.
•	Removal of existing bridge cranes are assumed by others and cost to remove are included as part of their salvage cost.

Structural

•

We include foundation and slab-on-grade for a 1600 square foot pre-engineered building adjacent to the northeast corner of the existing building. This pre-engineered building is are assumed location of the 3 new boilers.

•	Interior column footings for the mezzanine have been assume at 7.5’ x 7.5’ x 1.25’ thk. @ 20‘o.c.
•	Concrete infill for concrete underslab trenching and column footings is included.
•	Doweling with number 4 rebar to existing slab at 12” on center has also been included.
•	An allowance for interior equipment pads has been included.
•	Elevator pit has been included.
•	Elevated slab on metal deck at elevation 16’-0 has been included.
•	Two stair towers with one-hour rated gypsum wall enclosure with metal pan stairs and handrails and small landings have been included.
•	Two metal tread stairs with handrails from mezzanine to walkable level of modular clean rooms at elevation 12’-0 have been included.
•

Stanchions on the mezzanine and outside yard for heavy water pipes from boilers and chillers to AHU, and water skids have been included. Small pipe is assumed to be hung from either existing joist steel or mezzanine steel as required with clevis hangers and/or minor trapeze supports.

•	Epoxy paint of steel beams and columns for Incubators has been included to maintain clean area appearance at the Open Storage Area.
•	An allowance for a small galvanized steel equipment platform for RO/DI Water System, if required is included.
•

Elevated floor slab will consist of lightweight concrete over metal deck. Design will be based on a Live Load of 125 psf in addition to Dead Load from slab/suspend loads for first floor below ( 5psf for ceiling, 25 psf for MEP and miscellaneous).

•	New foundations are assumed to be shallow foundation bearing on existing soil below existing slab.
•	Structural design does not include any provisions for future expansion.
•	No major equipment will be supported on existing roof.
•	New equipment framing and elevated slab will extend only to cleanrooms (and not over them).

Architectural

•

Clean suites and surrounding corridor are composed of modular elements. Clean Room scope includes epoxy floors, modular walls and air wall return and 8’ ht. ceiling, supply air plenum, clean room light fixtures, receptacles, and fan-powered HEPAs, all wired to a first level panel and then extended to the walkable surface to a power patch panel. Room design is to achieve ISO 7 within process rooms and ISO 8 corridors. Modular design and walkable level are self structurally supporting.

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	21

Estimate Clarifications and Assumptions	CONFIDENTIAL

•	Remainder of the building for all areas were based on room cards for ceiling height and finishes as developed in an area matrix with summarized finishes, areas and perimeters takeoffs.
•	Exterior and roofing include concrete wall and roof penetrations for pipe and electrical conduits.
•	Louvers in existing windows removed on upper level for makeup air intake.
•	Exterior wall consultant to test existing roof and penetrations for weather tight seal.
•	An allowance for new fire extinguishers has been included.
•	Pre-Engineered exterior utility building is included in Specialty Construction, along with Clean Room Modular Rooms defined above.
•	Millwork and description for casework, countertops and reception desk are included.
•	An allowance for audio-visual in Conference and Board Rooms is included.
•	Miscellaneous stainless-steel items have been included by allowance.
•	Cubicles, Conference Room, Break Area and other furnishings are by Owner.
•	Two story passenger / light freight elevator is included.
•	CRB assumes the existing structure,roof and walls are weather tight and does not require any special work/design.
•	Design of unfinished exterior walls to include stud construction and faced insulation.
•	Our estimate is based on the completed Axogen Room Data Sheets.

Mechanical and Plumbing

•	HVAC equipment is sized per the equipment list.
•	BAS point counts are arrived it by referencing CRB historical data for similar units.
•	EMS point counts are per the I&C drawings and DD equipment lift.
•	Plumbing Fixture quantity is derived from the equipment list and discussion with the mechanical lead, which is some cases resulted in a few more units than what was listed.
•	We include a heating hot water skid for air handler reheat coils, duct-mounted hot water reheat coils and VAV boxes with hot water reheat.
•	VAV and CV boxes have phoenix control valves.
•	Ductwork poundage is derived from historical data – pounds per CFM as appropriate for the various types of spaces served.
•	We include floor drains in the Building Services, Decontamination and Central Sterile Rooms and on the mezzanine level around the air handling units.
•	We include drip pans under the air handlers (no containment curbing)
•

Fire protection is ordinary dry type, except for the process suites which will receive a pre-action system. It should be noted that the equipment list calls for pre action in ISO 7 and 8 spaces. Upon speaking with design lead we were instructed that it is only needed in ISO 7 spaces.

•	Air handlers were priced based on CRB estimator’s historical experience. We do not include any economizers and/or energy recover equipment or support duct and piping either.

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	22

Estimate Clarifications and Assumptions	CONFIDENTIAL

•	We do not include any stainless-steel ductwork. We understand the BSCs are not exhausted.
•	We deviate from the Axogen HVAC equipment list in that it shows air handlers for the warehouse and mezzanine. Estimate has Fan Coil Units in the Warehouse and Mezzanine Level instead of air handlers.
•	The offices will re-use existing air handlers. We will demolish roughly half of that system’s existing ductwork and provide new local distribution ductwork.
•	Air change rates and safety factor design criteria to be coordinated with Axogen.
•

The clean rooms will be modular units with internal fan filter units installed in the ceiling to achieve the design air change rates for the ISO 7 spaces, 40 ACH. Three new AHU’s will provide conditioned air to the plenum of the ISO 7 spaces for pressurization and temperature/humidity control only.

•

The ISO 8 clean spaces will be stick built and new air handling units will provide conditioned air for pressurization, temperature/humidity control, and to achieve the desired air change rate for ISO 8 spaces, 20 ACH.

•

A new dedicated outside air handling unit will provide conditioned and dehumidified makeup air to the other air handling units and warehouse type spaces. The office spaces will get outside air from their respective roof top units.

•

The warehouse space, white shell space, and second floor space can be served with their own air handling units or fan coiled units. Cabinet unit heaters will be installed in the stairwells and entry lobby.

•	Exhaust fans will be roof mounted for the restrooms, wet lab, and janitor closets.
•	Mechanical room inside the building will house a compressed air skid, soft water skid, DI water skid, clean steam skid, and other related appurtenances.
•	Potable hot water to be provided via point of use heaters
•	No floor drains will be provided for future second floor production space
•	Fire protection design will consist of density plans and requirements only. Flow calculations, piping layouts, head layouts, details, and riser design will be provided by fire protection contractor.
•	Fire water will be supplied from existing system. CRB assumes that a fire water pump is not needed.
•	Boilers will be located in small outbuilding.

Electrical

•	All electrical for Phase 1 is based on single line drawing provided and location identified in the design writeups.
•	Incoming cabling to transformer and the new 2500A transformer are assumed to be installed by Utility Co.
•	All power downstream of the transformer has been accounted for and sized according to the single line.
•	Emergency Generator has a day tank and is a 2500KW diesel unit.
•	Lighting and local receptacles were priced for as dollars per square foot.
•	Specialty Systems include VFDs for chiller pumps and hot water skids.
•	Electric heat tracing for outdoor chiller lines has been included. Remainder of the lines are assumed to cross through the utility building into the existing on-site building.
•	Fire alarms include all levels of the buildings.

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	23

Estimate Clarifications and Assumptions	CONFIDENTIAL

•	A nitrogen monitoring allowance has been included.
•	Card readers have been included for the first-floor level as dollars per square foot.
•	Lightning protection, grounding for new steel, and phone jack and public address system have been included based on similar projects.
•

Fire alarm device locations, specifications, and rough-ins will be provided. Complete detailed wiring and panel drawings will be by fire alarm contractor. It is assumed a new fire alarm system will be installed.

•	Security device locations, specification and rough-ins will be provided. Complete detailed wiring and panel drawings will be by Security Contractor.
•	BMS/EMS control systems point list and specifications will be provided. Complete detailed wiring and panel drawings will be by controls contractor.
•	Data device locations, rack locations, and rough-ins will be provided. Complete detailed wiring, rack equipment, and rack layouts will be by data contractor.
•	Clean Room suites will be by clean room layouts and design will include only a single power feed to each room.
•	It is assumed the existing electrical service will be removed and that the existing panel(s) are in adequate condition and capacity to be re-used.
•	Electrical distribution will be included for initial phase only with connections for future if possible. Future electrical distribution is not included in this design.
•	Axogen will provide input into the requirements for the Building Automation/ Lab Validation System.
•	Instruments controlled by the BMS system will be performance specified. The detailed specification (ie model number) will be provided by the BMS vendor.
•

Process equipment is expected to be controlled by vendor provided control systems with communication to a higher level control system. Vendor will design automation system on vendor’s skid. Lab system will receive and record data from vendor’s controllers.

Process

•	Process equipment is quantified per the equipment lists.
•

Pricing is based on CRB historical data. It should be noted that some of the process equipment listed ("***") was not sized and knowing the size would help us price the equipment with greater accuracy. Some of these items can run a wide range dependent upon size.

•	Autoclaves are by Owner.
•

Compressed Air is derived from a new compressor skid located in the first floor Building Services Room. It will be used for the pneumatic actuation of control valves. We have routed it such that the main will pass over the process suites to serve local points of use. We have allowed 1 point of use per Grade C Suite.

•

We have provided nitrogen piping from an assumed location (outside near the lean-to building) and it is routed to the Grade C Suites and packing rooms. Nitrogen dewars and canisters are assumed to be by Owner.

•	"***"
•	We include the installation of owner-supplied equipment. See estimate detail for delineation of Owner- furnished versus CRB-furnished equipment.
•	Process calculations – line sizing, RD/PSV sizing is included.

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	24

Schedule	CONFIDENTIAL

Vandalia Renovation 03.20.19 20-Mar-19 16:32

#	Activity ID	Activity Name	Original Duration	Start	Finish
1		**Vandalia Renovation 03.20.19**	345	22-Mar-19	28-Jul-20
2		**Executive Summary**	330	15-Apr-19	28-Jul-20
3	A6100	Design & Permits	117	15-Apr-19	27-Sep-19
4	A6110	Procurement	87	18-Jun-19	18-Oct-19
5	A6120	Construction	200	21-Aug-19	03-Jun-20
6	A6130	Closeout	40	03-Jun-20	28-Jul-20
7		**Axogen Activities**	15	22-Mar-19	12-Apr-19
8	A10040	Design-Build Proposal Submission	0		22-Mar-19*
9	A10050	Review & Award	5	25-Mar-19	29-Mar-19
10	A10060	Execute Contract	10	01-Apr-19	12-Apr-19
11		**Engineering**	117	15-Apr-19	27-Sep-19
12		**Kickoff Meeting**	5	15-Apr-19	19-Apr-19
13	A10340	Kickoff Meeting	5	15-Apr-19	19-Apr-19
14		**Demo, Structural Steel & Foundations**	55	22-Apr-19	09-Jul-19
15	A9050	Demo, Structural Steel & Foundations Package - IFP/IFB	40	22-Apr-19	17-Jun-19
16	A9060	Demo, Structural Steel & Foundations Package - IFC	15	18-Jun-19	09-Jul-19
17		**Civil, Site Enabling & U/G Utilities**	30	18-Jun-19	30-Jul-19
18	A9130	Civil, Site Enabling & U/G Utilities - IFP/IFB	20	18-Jun-19	16-Jul-19
19	A9140	Civil, Site Enabling & U/G Utilities - IFC	10	17-Jul-19	30-Jul-19
20		**Elevator Package**	10	18-Jun-19	01-Jul-19
21	A9420	Elevator Package	10	18-Jun-19	01-Jul-19
22		**Long Lead Equipment**	60	22-Apr-19	16-Jul-19
23	A9110	Clean Steam Generator Procurement Spec.	40	22-Apr-19	17-Jun-19
24	A9100	Long Lead Equipment Procurement Specs (RO Skid, Chillers, Boiler, AHUs, etc.)	40	20-May-19	16-Jul-19
25		**Interior Fit Out & MEP**	92	20-May-19	27-Sep-19
26	A9090	Interior Fit Out & MEP Package - IFP/IFB	77	20-May-19	06-Sep-19
27	A9160	Interior Fit Out & MEP Package - IFC	15	09-Sep-19	27-Sep-19
28		**Permits**	87	18-Jun-19	18-Oct-19
29	A7020	Demo, Foundations & Steel Partial Permit - Submit & Approval	30	18-Jun-19	30-Jul-19
30	A7070	Civil Site Enabling & U/G Utilities Partial Permit - Submit & Approval	30	17-Jul-19	27-Aug-19
31	A7050	Interior Fitout & MEP Partial Permit - Submit & Approval	30	09-Sep-19	18-Oct-19
32		**Procurement**	250	06-May-19	28-Apr-20
33		**Demo**	20	18-Jun-19	16-Jul-19
34	A7500	Demo Package - Bid Process & Award	20	18-Jun-19	16-Jul-19
35		**Structural Steel**	110	18-Jun-19	20-Nov-19
36	A7520	Structural Steel - Bid Process & Award	30	18-Jun-19	30-Jul-19
37	A7610	Structural Steel - Shop Drawings/Review/Approval	20	31-Jul-19	27-Aug-19
38	A7570	Structural Steel - Fabrication & Delivery	60	28-Aug-19	20-Nov-19
39		**Foundations**	45	18-Jun-19	20-Aug-19
40	A10250	Foundations - Bid Process & Award	20	18-Jun-19	16-Jul-19
41	A10260	Foundations - Shop Drawings/Review/Approval	15	17-Jul-19	06-Aug-19
42	A10270	Foundations - Materials Procurement	10	07-Aug-19	20-Aug-19
43		**Civil, Site Enabling & U/G Utilities**	30	17-Jul-19	27-Aug-19
44	A9540	Civil & Site Enabling - Bid Process & Award	20	17-Jul-19	13-Aug-19
45	A9560	Civil & Site Enabling - Materials Procurement	10	14-Aug-19	27-Aug-19
46		**Elevator**	130	02-Jul-19	07-Jan-20
47	A9440	Elevator - Bid Process & Award	20	02-Jul-19	30-Jul-19
48	A9450	Elevator - Submittals/Review/Approval	20	31-Jul-19	27-Aug-19
49	A9460	Elevator - Fabrication & Delivery (18 wks.)	90	28-Aug-19	07-Jan-20

Page 1 of 4

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	25

Schedule	CONFIDENTIAL

Vandalia Renovation 03.20.19 | 20-Mar-19 16:32

#	Activity ID	Activity Name	Original Duration	Start	Finish
50		**Long Lead Equipment**	250	06-May-19	28-Apr-20
51		**Clean Steam Generator**	220	18-Jun-19	28-Apr-20
52	A9180	Clean Steam Generator - Bid Process & Award	20	18-Jun-19	16-Jul-19
53	A9190	Clean Steam Generator - Submittals/Review/Approval	20	17-Jul-19	13-Aug-19
54	A9200	Clean Steam Generator - Fabrication & Delivery(36 wks.)	180	14-Aug-19	28-Apr-20
55		*****	220	06-May-19	17-Mar-20
56		*****			
57		*****			
58		*****			
59		**Parts Washers**	180	06-May-19	20-Dec-19
60	A10090	Parts Washers - Bid Process & Award (Specified & Procured by Aeogen)	20	06-May-19	03-Jun-19
61	A10100	Parts Washers - Submittals/Review/Approval	20	04-Jun-19	01-Jul-19
62	A10110	Parts Washers - Fabrication & Delivery(24 wks.)	120	02-Jul-19	20-Dec-19
63		*****	150	17-Jul-19	18-Feb-20
64		*****			
65		*****			
66		*****			
67		**Boiler**	130	17-Jul-19	21-Jan-20
68	A9240	Boiler - Bid Process & Award	20	17-Jul-19	13-Aug-19
69	A9250	Boiler - Submittals/Review/Approval	20	14-Aug-19	11-Sep-19
70	A9260	Boiler - Fabrication & Delivery (10 wks.)	90	12-Sep-19	21-Jan-20
71		**Chillers**	130	31-Jul-19	04-Feb-20
72	A9270	Chillers - Bid Process & Award	20	31-Jul-19	27-Aug-19
73	A9280	Chillers - Submittals/Review/Approval	20	28-Aug-19	25-Sep-19
74	A9290	Chillers - Fabrication & Delivery (16 wks.)	90	26-Sep-19	04-Feb-20
75		**AHUs**	100	31-Jul-19	20-Dec-19
76	A9330	AHUs - Bid Process & Award	20	31-Jul-19	27-Aug-19
77	A9340	AHUs - Submittals/Review/Approval	20	28-Aug-19	25-Sep-19
78	A9350	AHUs - Fabrication & Delivery (12 wks.)	60	26-Sep-19	20-Dec-19
79		**Generator**	120	31-Jul-19	21-Jan-20
80	A9390	2500 kW Generator - Bid Process & Award	20	31-Jul-19	27-Aug-19
81	A9400	2500 kW Generator - Submittals/Review/Approval	20	28-Aug-19	25-Sep-19
82	A9410	2500 kW Generator - Fabrication & Delivery (16 wks.)	80	26-Sep-19	21-Jan-20
83		**MEP**	70	09-Sep-19	17-Dec-19
84	A7560	MEP - Bid Process & Award	30	09-Sep-19	18-Oct-19
85	A7740	I&C - Bid Process & Award	30	09-Sep-19	18-Oct-19
86	A7700	MEP - Submittals/Review/Approval	30	21-Oct-19	03-Dec-19
87	A7750	I&C - Submittals/Review/Approval	15	21-Oct-19	08-Nov-19
88	A7760	I&C - Materials Procurement	10	11-Nov-19	22-Nov-19
89	A7710	MEP - Materials Procurement	10	04-Dec-19	17-Dec-19
90		**Interior Fit-out**	110	09-Sep-19	13-Feb-20
91	A7540	Interior Fit-out - Bid Process & Award	30	09-Sep-19	18-Oct-19
92	A7580	Modular CleanRoom System - Bid Process & Award	20	09-Sep-19	04-Oct-19
93	A7590	Modular Cleanroom System Shop Drawings/Review/Approval	30	07-Oct-19	15-Nov-19
94	A7720	Interior Fit-out - Submittals/Review/Approval	20	21-Oct-19	15-Nov-19
95	A7600	Modular Cleanroom System Fabrication & Delivery	60	18-Nov-19	13-Feb-20
96	A7730	Interior Fit-out - Materials Procurement	10	18-Nov-19	06-Dec-19
97		**Construction**	210	07-Aug-19	02-Jun-20
98		**Mobilization & Temporary Facilities**	10	07-Aug-19	20-Aug-19
99	A9570	Mobilization & Temp. Facilities	10	07-Aug-19	20-Aug-19
100		**Demo**	15	21-Aug-19	11-Sep-19

2019
2020
Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul
28-Apr-20, Long Lead Equipment
28-Apr-20, Clean Steam Generator
17-Mar-20, Autoclaves
20-Dec-19, Parts Washers
18-Feb-20, RO Skid
21-Jan-20, Boiler
04-Feb-20, Chillers
20-Dec-19, AHUs
21-Jan-20, Generator
17-Dec-19, MEP
13-Feb-20, Interior Fit-out
02-Jun-20, Construction
20-Aug-19, Mobilization & Temporary Facilities
11-Sep-19, Demo

Page 2 of 4

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	26

Schedule	CONFIDENTIAL

Vandalia Renovation 03.20.19 20-Mar-19 16:32

#	Activity ID	Activity Name	Original Duration	Start	Finish
101	A9730	Demo Activities (Slab Demo, Cranes Demo, etc.)	15	21-Aug-19	11-Sep-19
102	**Foundations**		85	05-Sep-19	07-Jan-20
103	A9510	U/G Utilities	10	05-Sep-19	18-Sep-19
104	A9500	Foundations	30	19-Sep-19	30-Oct-19
105	A9960	2nd Floor Slab	10	23-Dec-19	07-Jan-20
106	**Structural Steel**		30	07-Nov-19	20-Dec-19
107	A9520	Structural Steel Erection	20	07-Nov-19	06-Dec-19
108	A9530	Metal Decking & Details	10	09-Dec-19	20-Dec-19
109	**Exterior Utilities Area**		50	28-Aug-19	06-Nov-19
110	A10230	Exterior Equipment Pads, Fencing, etc.	50	28-Aug-19	06-Nov-19
111	**MEP**		105	08-Jan-20	02-Jun-20
112	A9630	MEP Main Runs	40	08-Jan-20	03-Mar-20
113	A9880	I&C - Main Runs	30	08-Jan-20	18-Feb-20
114	A9620	MEP Rough-ins	20	19-Feb-20	17-Mar-20
115	A9890	I&C - Rough-ins	20	19-Feb-20	17-Mar-20
116	A9910	I&C - Programming	15	22-Apr-20	12-May-20
117	A9690	TAB	10	20-May-20	02-Jun-20*
118	**Interior Fit-out**		118	04-Dec-19	19-May-20
119	[illegible]		40	14-Feb-20	09-Apr-20
120					
121	**Central Sterile & Decon Areas**		65	19-Feb-20	19-May-20
122	A9800	Flooring Prep	10	19-Feb-20	03-Mar-20
123	A9810	Walls & Ceilings	10	04-Mar-20	17-Mar-20
124	A9830	Paint & Finishes	5	18-Mar-20	24-Mar-20
125	A9820	Flooring Finishes & Cove Base	10	25-Mar-20	07-Apr-20
126	A9840	Install Wall & Ceiling Devices	5	25-Mar-20	31-Mar-20
127	A9850	Finishes After Equipment Install	10	06-May-20	19-May-20
128	**Controlled Non Classified Areas**		75	08-Jan-20	21-Apr-20
129	A7820	Install Elevator	20	08-Jan-20	04-Feb-20
130	A10210	Flooring (Sealed Concrete)	15	05-Feb-20	25-Feb-20
131	A10200	Walls & Ceilings	30	26-Feb-20	07-Apr-20
132	A10220	Ceiling Devices	10	08-Apr-20	21-Apr-20
133	**Offices Area**		55	04-Dec-19	20-Feb-20
134	A10150	Walls & Ceilings	30	04-Dec-19	16-Jan-20
135	A10160	Flooring	15	03-Jan-20	23-Jan-20
136	A10170	Bathroom Tiles	15	17-Jan-20	06-Feb-20
137	A10190	Ceiling Devices	10	17-Jan-20	30-Jan-20
138	A10180	Bathroom Fixtures & Accessories	10	07-Feb-20	20-Feb-20
139	**Equipment Install**		105	08-Jan-20	02-Jun-20
140	A9700	Install AHUs & Hookups	30	08-Jan-20	18-Feb-20
141	A9720	Install Generator & Power Connections	20	22-Jan-20	18-Feb-20
142	A9740	Install Boilers & Hookups	30	22-Jan-20	03-Mar-20
143	A9760	Install Chillers & Hookups	30	05-Feb-20	17-Mar-20
144		****			
145	A9710	AHUs Startup	5	04-Mar-20	10-Mar-20
146	A9780	Boilers Startup	5	04-Mar-20	10-Mar-20
147	A9930	Generator Startup	5	04-Mar-20	10-Mar-20
148		****			
149	A9800	Chillers Startup	5	18-Mar-20	24-Mar-20
150	A9860	Install Parts Washers & Hookups	20	09-Apr-20	05-May-20
151	A9970	Install Autoclaves & Hookups	20	08-Apr-20	05-May-20
152	A9770	Install Clean Steam Generator & Hookups	20	29-Apr-20	26-May-20

2019
2020
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
07-Jan-20, Foundations
20-Dec-19, Structural Steel
06-Nov-19, Exterior Utilities Area
02-Jun-20, MEP
09-Apr-20, Processing Rooms
19-May-20, Central Sterile & D
21-Apr-20, Controlled Non Classified Ar
20-Feb-20, Offices Area
02-Jun-20, Equipment Ir

Page 3 of 4

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	27

Schedule	CONFIDENTIAL

Vandalia Renovation 03.20.19

20-Mar-19 16:32

#	Activity ID	Activity Name	Original Duration	Start	Finish
153	A8820	Clean Steam Generator Startup	5	27-May-20	02-Jun-20
154		**Closeout**	40	03-Jun-20	29-Jul-20
155	A9000	Close Punch Lists	20	03-Jun-20	30-Jun-20
156	A9430	Turnover Packages	20	01-Jul-20	29-Jul-20

2019
2020
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Clean Steam Generator
Close Punch

Page 4 of 4

CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019	28

AIA® Document A141TM – 2014

Standard Form of Agreement Between Owner and Design-Builder

AGREEMENT made as of the « » day of « » in the year « » (In words, indicate day, month and year.)

BETWEEN the Owner:

(Name, legal status, address and other information)

« »« »

«  »

«  »

«  »

and the Design-Builder:

(Name, legal status, address and other information)

«CRB BUILDERS LLC »« »

«701 Emerson Rd, Suite 500 »

«St. Louis, MO 63141 »

« »

for the following Project:

(Name, location and detailed description)

«Sample»

«»

«»

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

Consultation with an attorney is also encouraged with respect to professional licensing requirements in the jurisdiction where the Project is located.

The Owner and Design-Builder agree as follows.
ELECTRONIC COPYING of any portion of this AIA® Document to another electronic file is prohibited and constitutes a violation of copyright laws as set forth in the footer of this document.

AIA Document A141™ – 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 13:49:20 on 06/28/2018 under Order No.7415042052 which expires on 08/07/2018, and is not for resale.		1
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TABLE OF ARTICLES

1	GENERAL PROVISIONS

2	COMPENSATION AND PROGRESS PAYMENTS

3	GENERAL REQUIREMENTS OF THE WORK OF THE DESIGN-BUILD CONTRACT

4	WORK PRIOR TO EXECUTION OF THE DESIGN-BUILD AMENDMENT

5	WORK FOLLOWING EXECUTION OF THE DESIGN-BUILD AMENDMENT

6	CHANGES IN THE WORK

7	OWNER’S RESPONSIBILITIES

8	TIME

9	PAYMENT APPLICATIONS AND PROJECT COMPLETION

10	PROTECTION OF PERSONS AND PROPERTY

11	UNCOVERING AND CORRECTION OF WORK

12	COPYRIGHTS AND LICENSES

13	TERMINATION OR SUSPENSION

14	CLAIMS AND DISPUTE RESOLUTION

15	MISCELLANEOUS PROVISIONS

16	SCOPE OF THE AGREEMENT

TABLE OF EXHIBITS

A	DESIGN-BUILD AMENDMENT

B	INSURANCE AND BONDS

C	SUSTAINABLE PROJECTS

ARTICLE 1     GENERAL PROVISIONS

§ 1.1 Owner’s Criteria

This Agreement is based on the Owner’s Criteria set forth in this Section 1.1.

(Note the disposition for the following items by inserting the requested information or a statement such as “not applicable” or “unknown at time of execution.” If the Owner intends to provide a set of design documents, and the requested information is contained in the design documents, identify the design documents and insert “see Owner’s design documents” where appropriate.)

§ 1.1.1 The Owner’s program for the Project:

(Set forth the program, identify documentation in which the program is set forth, or state the manner in which the program will be developed.)

«  »

§ 1.1.2 The Owner’s design requirements for the Project and related documentation:

AIA Document A141™ – 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 13:49:20 on 06/28/2018 under Order No.7415042052 which expires on 08/07/2018, and is not for resale.		2
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(Identify below, or in an attached exhibit, the documentation that contains the Owner’s design requirements, including any performance specifications for the Project.)

«  »

§ 1.1.3 The Project’s physical characteristics:

(Identify or describe, if appropriate, size, location, dimensions, or other pertinent information, such as geotechnical reports; site, boundary and topographic surveys; traffic and utility studies; availability of public and private utilities and services; legal description of the site; etc.)

« »

§ 1.1.4 The Owner’s anticipated Sustainable Objective for the Project, if any:

(Identify the Owner’s Sustainable Objective for the Project such as Sustainability Certification, benefit to the environment, enhancement to the health and well-being of building occupants, or improvement of energy efficiency. If the Owner identifies a Sustainable Objective, incorporate AIA Document A141™–2014, Exhibit C, Sustainable Projects, into this Agreement to define the terms, conditions and Work related to the Owner’s Sustainable Objective.)

« »

§ 1.1.5 Incentive programs the Owner intends to pursue for the Project, including those related to the Sustainable Objective, and any deadlines for receiving the incentives that are dependent on, or related to, the Design-Builder’s services, are as follows:

(Identify incentive programs the Owner intends to pursue for the Project and deadlines for submitting or applying for the incentive programs.)

«  »

§ 1.1.6 The Owner’s budget for the Work to be provided by the Design-Builder is set forth below:

(Provide total for Owner’s budget, and if known, a line item breakdown of costs.)

«  »

§ 1.1.7 The Owner’s design and construction milestone dates:

.1	Design phase milestone dates:

« »

.2	Submission of Design-Builder Proposal:

« »

.3	Phased completion dates:

« »

.4	Substantial Completion date:

« »

.5	Other milestone dates:

« »

§ 1.1.8 The Design-Builder will retain the following Architect, Consultants and Contractors at the Design-Builder’s cost:

AIA Document A141™ – 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 13:49:20 on 06/28/2018 under Order No.7415042052 which expires on 08/07/2018, and is not for resale.		3
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(List name, legal status, address and other information.)

.1  Architect

«Architectural and engineering services required under this Agreement shall be performed by CLARK, RICHARDSON AND BISKUP CONSULTING ENGINEERS, INC., a licensed affiliate of the Design-Builder »

.2  Consultants

«  »

.3  Contractors

«  »

§ 1.1.9 Additional Owner’s Criteria upon which the Agreement is based:

(Identify special characteristics or needs of the Project not identified elsewhere, such as historic preservation requirements.)

« »

§ 1.1.10 The Design-Builder shall confirm that the information included in the Owner’s Criteria complies with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities.

§ 1.1.10.1 If the Design-Builder discovers that Owner’s Criteria conflicts with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, the Design-Builder shall notify the Owner of the conflict.

§ 1.1.11 If there is a change in the Owner’s Criteria, the Owner and the Design-Builder shall execute a Modification in accordance with Article 6.

§ 1.1.12 If the Owner and Design-Builder intend to transmit Instruments of Service or any other information or documentation in digital form, they shall endeavor to establish necessary protocols governing such transmissions. The Owner, Design-Builder, and Architect shall collaborate on the development and use of a Building Information Model (“BIM”) Execution Plan for the Project that will establish the protocol for the use and implementation of BIM on the Project and the respective rights and responsibilities of the Parties in connection with such use. The BIM Model shall not be part of the Design-Build Documents under this Agreement.

§ 1.2 Project Team

§ 1.2.1 The Owner identifies the following representative in accordance with Section 7.1.1:

(List name, address and other information.)

«  »

«  »

«  »

«  »

«  »

«  »

§ 1.2.2 The persons or entities, in addition to the Owner’s representative, who are required to review the Design- Builder’s Submittals are as follows:

(List name, address and other information.)

«  »

§ 1.2.3 The Owner will retain the following consultants and separate contractors:

(List discipline, scope of work, and, if known, identify by name and address.)

AIA Document A141™ – 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 13:49:20 on 06/28/2018 under Order No.7415042052 which expires on 08/07/2018, and is not for resale.		4
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«  »

§ 1.2.4 The Design-Builder identifies the following representative in accordance with Section 3.1.2:

(List name, address and other information.)

«  »

«  »

«  »

«  »

«  »

«  »

§ 1.2.5 Neither the Owner’s nor the Design-Builder’s representative shall be changed without ten days’ written notice to the other party.

§ 1.3 Binding Dispute Resolution

For any Claim subject to, but not resolved by, mediation pursuant to Section 14.3, the method of binding dispute resolution shall be the following:

(Check the appropriate box. If the Owner and Design-Builder do not select a method of binding dispute resolution below, or do not subsequently agree in writing to a binding dispute resolution other than litigation, Claims will be resolved by litigation in a court of competent jurisdiction.)

[  « X» ] Arbitration pursuant to Section 14.4

[  «  » ] Litigation in a court of competent jurisdiction

[  «  » ] Other: (Specify)

« »

§ 1.4 Definitions

§ 1.4.1 Design-Build Documents. The Design-Build Documents consist of this Agreement between Owner and Design-Builder and its attached Exhibits (hereinafter, the “Agreement”); other documents listed in this Agreement; and Modifications issued after execution of this Agreement. A Modification is (1) a written amendment to the Contract signed by both parties, including the Design-Build Amendment, (2) a Change Order, or (3) a Change Directive.

§ 1.4.2 The Contract. The Design-Build Documents form the Contract. The Contract represents the entire and integrated agreement between the parties and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Design-Build Documents shall not be construed to create a contractual relationship of any kind between any persons or entities other than the Owner and the Design-Builder.

§ 1.4.3 The Work. The term “Work” means the design, construction and related services required to fulfill the Design-Builder’s obligations under the Design-Build Documents, whether completed or partially completed, and includes all labor, materials, equipment and services provided or to be provided by the Design-Builder. The Work may constitute the whole or a part of the Project. The term “Construction Work” means that portion of the Work involving construction, including all labor, materials, and equipment, required to complete the Project in accordance with the Design-Build Documents.

§ 1.4.4 The Project. The Project is the total design and construction of which the Work performed under the Design- Build Documents may be the whole or a part, and may include design and construction by the Owner and by separate contractors.

§ 1.4.5 Instruments of Service. Instruments of Service are representations, in any medium of expression now known or later developed, of the tangible and intangible creative work performed by the Design-Builder, Contractor(s),

AIA Document A141™ – 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 13:49:20 on 06/28/2018 under Order No.7415042052 which expires on 08/07/2018, and is not for resale.		5
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Architect, and Consultant(s) under their respective agreements. Instruments of Service may include, without limitation, studies, surveys, models, sketches, drawings, specifications, digital models and other similar materials.

§ 1.4.6 Submittal. A Submittal is any submission to the Owner for review and approval demonstrating how the Design-Builder proposes to conform to the Design-Build Documents for those portions of the Work for which the Design-Build Documents require Submittals. Submittals include, but are not limited to, shop drawings, product data, and samples. Submittals are not Design-Build Documents unless incorporated into a Modification.

§ 1.4.7 Owner. The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Design-Build Documents as if singular in number. The term “Owner” means the Owner or the Owner’s authorized representative.

§ 1.4.8 Design-Builder. The Design-Builder is the person or entity identified as such in the Agreement and is referred to throughout the Design-Build Documents as if singular in number. The term “Design-Builder” means the Design- Builder or the Design-Builder’s authorized representative.

§ 1.4.9 Consultant. A Consultant is a person or entity providing professional services for the Design-Builder for all or a portion of the Work, and is referred to throughout the Design-Build Documents as if singular in number. To the extent required by the relevant jurisdiction, the Consultant shall be lawfully licensed to provide the required professional services.

§ 1.4.10 Architect. The Architect is a person or entity providing design services for the Design-Builder for all or a portion of the Work, and is lawfully licensed to practice architecture in the applicable jurisdiction. The Architect is referred to throughout the Design-Build Documents as if singular in number.

§ 1.4.11 Contractor. A Contractor is a person or entity performing all or a portion of the construction, required in connection with the Work, for the Design-Builder. The Contractor shall be lawfully licensed, if required in the jurisdiction where the Project is located. The Contractor is referred to throughout the Design-Build Documents as if singular in number and means a Contractor or an authorized representative of the Contractor.

§ 1.4.12 Confidential Information. Confidential Information is information containing confidential or business proprietary information that is clearly marked as “confidential.”

§ 1.4.13 Contract Time. Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, as set forth in the Design-Build Amendment for Substantial Completion of the Work.

§ 1.4.14 Day. The term “day” as used in the Design-Build Documents shall mean calendar day unless otherwise specifically defined.

§ 1.4.15 Contract Sum. The Contract Sum is the amount to be paid to the Design-Builder for performance of the Work after execution of the Design-Build Amendment, as identified in Article A.1 of the Design-Build Amendment.

ARTICLE 2 COMPENSATION AND PROGRESS PAYMENTS

§ 2.1 Compensation for Work Performed Prior To Execution of Design-Build Amendment

§ 2.1.1 Unless otherwise agreed, payments for Work performed prior to Execution of the Design-Build Amendment shall be made monthly. For the Design-Builder’s performance of Work prior to the execution of the Design-Build Amendment, the Owner shall compensate the Design-Builder as follows:

(Insert amount of, or basis for, compensation, including compensation for any Sustainability Services, or indicate the exhibit in which the information is provided. If there will be a limit on the total amount of compensation for Work performed prior to the execution of the Design-Build Amendment, state the amount of the limit.)

«  »

§ 2.1.2 The hourly billing rates for services of the Design-Builder and the Design-Builder’s Architect, Consultants and Contractors, if any, are set forth below.

(If applicable, attach an exhibit of hourly billing rates or insert them below.)

«  »

AIA Document A141™ – 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 13:49:20 on 06/28/2018 under Order No.7415042052 which expires on 08/07/2018, and is not for resale.		6
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Individual or Position	Rate

§ 2.1.3 Compensation for Reimbursable Expenses Prior To Execution of Design-Build Amendment

§ 2.1.3.1 Reimbursable Expenses are in addition to compensation set forth in Section 2.1.1 and 2.1.2 and include expenses, directly related to the Project, incurred by the Design-Builder and the Design-Builder’s Architect, Consultants, and Contractors, as follows:

.1	Transportation and authorized out-of-town travel and subsistence;
.2	Dedicated data and communication services, teleconferences, Project web sites, and extranets;
.3	Fees paid for securing approval of authorities having jurisdiction over the Project;
.4	Printing, reproductions, plots, standard form documents;
.5	Postage, handling and delivery;
.6	Expense of overtime work requiring higher than regular rates, if authorized in advance by the Owner;
.7	Renderings, physical models, mock-ups, professional photography, and presentation materials requested by the Owner;
.8	All taxes levied on professional services and on reimbursable expenses; and
.9	Other Project-related expenditures, if authorized in advance by the Owner.

§ 2.1.3.2 For Reimbursable Expenses, the compensation shall be the expenses the Design-Builder and the Design-Builder’s Architect, Consultants and Contractors incurred, plus an administrative fee of « » percent (  «  » %) of the expenses incurred.

§ 2.1.4 Payments to the Design-Builder Prior To Execution of Design-Build Amendment

§ 2.1.4.1 Payments are due and payable 30 days after presentation of the Design-Builder’s invoice. Amounts unpaid Thirty (30) days after the invoice date shall bear interest at the legal rate prevailing from time to time at the principal place of business of the Design-Builder.

§ 2.1.4.2 Records of Reimbursable Expenses and services performed on the basis of hourly rates shall be available to the Owner at mutually convenient times for a period of two years following execution of the Design-Build Amendment or termination of this Agreement, whichever occurs first.

§ 2.2 Contract Sum and Payment for Work Performed After Execution of Design-Build Amendment

For the Design-Builder’s performance of the Work after execution of the Design-Build Amendment, the Owner shall pay to the Design-Builder the Contract Sum in current funds as agreed in the Design-Build Amendment.

ARTICLE 3 GENERAL REQUIREMENTS OF THE WORK OF THE DESIGN-BUILD CONTRACT

§ 3.1 General

§ 3.1.1 The Design-Builder shall comply with any applicable licensing requirements in the jurisdiction where the Project is located.

§ 3.1.2 The Design-Builder shall designate in writing a representative who is authorized to act on the Design- Builder’s behalf with respect to the Project.

§ 3.1.3 Architecture and engineering services for the Project shall be performed consistent with the professional skill and care ordinarily provided by design professional practicing in the same or similar locality under the same or similar circumstances. If the failure to perform with such care results in deficiencies in the Work, the Design-Builder shall correct such deficiencies without additional compensation except to the extent of betterment or added value to the Project, or to the extent the deficiency is attributable to information provided by the Owner. The Design-Builder shall perform the Work in accordance with the Design-Build Documents. The Design-Builder shall not be relieved of the obligation to perform the Work in accordance with the Design-Build Documents by the activities, tests, inspections or approvals of the Owner.

§ 3.1.3.1 The Design-Builder shall perform the Work in compliance with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities. If the Design-Builder performs Work contrary to applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities, the Design-Builder shall assume responsibility for such Work and shall bear the costs attributable to correction.

AIA Document A141™ – 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 13:49:20 on 06/28/2018 under Order No.7415042052 which expires on 08/07/2018, and is not for resale.		7
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§ 3.1.3.2 Neither the Design-Builder nor any Contractor, Consultant, or Architect shall be obligated to perform any act which they believe will violate any applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities. If the Design-Builder determines that implementation of any instruction received from the Owner, including those in the Owner’s Criteria, would cause a violation of any applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities, the Design-Builder shall notify the Owner in writing. Upon verification by the Owner that a change to the Owner’s Criteria is required to remedy the violation, the Owner and the Design-Builder shall execute a Modification in accordance with Article 6.

§ 3.1.4 The Design-Builder shall be responsible to the Owner for acts and omissions of the Design-Builder’s employees, Architect, Consultants, Contractors, and their agents and employees, and other persons or entities performing portions of the Work.

§ 3.1.5 General Consultation. The Design-Builder shall schedule and conduct periodic meetings with the Owner to review matters such as procedures, progress, coordination, and scheduling of the Work.

§ 3.1.6 When applicable law requires that services be performed by licensed professionals, the Design-Builder shall provide those services through qualified, licensed professionals. The Owner understands and agrees that the services of the Design-Builder’s Architect and the Design-Builder’s other Consultants are performed in the sole interest of, and for the exclusive benefit of, the Design-Builder.

§ 3.1.7 The Design-Builder, with the assistance of the Owner, shall prepare and file documents required to obtain necessary approvals of governmental authorities having jurisdiction over the Project.

§ 3.1.8 Progress Reports

§ 3.1.8.1 The Design-Builder shall keep the Owner informed of the progress and quality of the Work. On a monthly basis, or otherwise as agreed to by the Owner and Design-Builder, the Design-Builder shall submit written progress reports to the Owner, showing estimated percentages of completion and other information identified below:

.1	Work completed for the period;
.2	Project schedule status;
.3	Submittal schedule and status report, including a summary of outstanding Submittals;
.4	Responses to requests for information to be provided by the Owner;
.5	Approved Change Orders and Change Directives;
.6	Pending Change Order and Change Directive status reports;
.7	Tests and inspection reports;
.8	Status report of Work rejected by the Owner;
.9	Status of Claims previously submitted in accordance with Article 14;
.10	Cumulative total of the Cost of the Work to date including the Design-Builder’s compensation and Reimbursable Expenses, if any;
.11	Current Project cash-flow and forecast reports; and
.12	Additional information as agreed to by the Owner and Design-Builder.

§ 3.1.8.2 In addition, where the Contract Sum is the Cost of the Work with or without a Guaranteed Maximum Price, the Design-Builder shall include the following additional information in its progress reports:

.1	Design-Builder’s work force report;
.2	Equipment utilization report; and
.3	Cost summary, comparing actual costs to updated cost estimates.

§ 3.1.9 Design-Builder’s Schedules

§ 3.1.9.1 The Design-Builder, promptly after execution of this Agreement, shall prepare and submit for the Owner’s information a schedule for the Work. The schedule, including the time required for design and construction, shall not exceed time limits current under the Design-Build Documents, shall be revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project to the extent required by the Design-Build Documents, shall provide for expeditious and practicable execution of the Work, and shall include allowances for periods of time required for the Owner’s review and for approval of submissions by authorities having jurisdiction over the Project.

§ 3.1.9.2 The Design-Builder shall perform the Work in general accordance with the most recent schedules submitted to the Owner.

AIA Document A141™ – 2014. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 13:49:20 on 06/28/2018 under Order No.7415042052 which expires on 08/07/2018, and is not for resale.		8
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§ 3.1.10 Certifications. Upon the Owner’s written request, the Design-Builder shall obtain from the Architect, Consultants, and Contractors, and furnish to the Owner, certifications with respect to the documents and services provided by the Architect, Consultants, and Contractors (a) that, to the best of their knowledge, information and belief, the documents or services to which the certifications relate (i) are consistent with the Design-Build Documents, except to the extent specifically identified in the certificate, and (ii) comply with applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of public authorities governing the design of the Project; and (b) that the Owner and its consultants shall be entitled to rely upon the accuracy of the representations and statements contained in the certifications. The Design-Builder’s Architect, Consultants, and Contractors shall not be required to execute certificates or consents that would require knowledge, services or responsibilities beyond the scope of their services.

§ 3.1.11 Design-Builder’s Submittals

§ 3.1.11.1 Prior to submission of any Submittals, the Design-Builder shall prepare a Submittal schedule, and shall submit the schedule for the Owner’s approval. The Owner’s approval shall not unreasonably be delayed or withheld. The Submittal schedule shall (1) be coordinated with the Design-Builder’s schedule provided in Section 3.1.9.1, (2) allow the Owner reasonable time to review Submittals, and (3) be periodically updated to reflect the progress of the Work. If the Design-Builder fails to submit a Submittal schedule, the Design-Builder shall not be entitled to any increase in Contract Sum or extension of Contract Time based on the time required for review of Submittals.

§ 3.1.11.2 By providing Submittals the Design-Builder represents to the Owner that it has (1) reviewed and approved them, (2) determined and verified materials, field measurements and field construction criteria related thereto, or will do so and (3) checked and coordinated the information contained within such Submittals with the requirements of the Work and of the Design-Build Documents.

§ 3.1.11.3 The Design-Builder shall perform no portion of the Work for which the Design-Build Documents require Submittals until the Owner has approved the respective Submittal.

§ 3.1.11.4 The Work shall be in accordance with approved Submittals except that the Design-Builder shall not be relieved of its responsibility to perform the Work consistent with the requirements of the Design-Build Documents. The Work may deviate from the Design-Build Documents only if the Design-Builder has notified the Owner in writing of a deviation from the Design-Build Documents at the time of the Submittal and a Modification is executed authorizing the identified deviation. The Design-Builder shall not be relieved of responsibility for errors or omissions in Submittals by the Owner’s approval of the Submittals.

§ 3.1.11.5 All professional design services or certifications to be provided by the Design-Builder, including all drawings, calculations, specifications, certifications, shop drawings and other Submittals, shall contain the signature and seal of the licensed design professional preparing them. Submittals related to the Work designed or certified by the licensed design professionals, if prepared by others, shall bear the licensed design professional’s written approval. The Owner and its consultants shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications or approvals performed by such design professionals, except to the extent any deficiency in the services is attributable to information provided by the Owner.

§ 3.1.12 Warranty. The Design-Builder warrants to the Owner that materials and equipment furnished under the Contract will be of good quality and new unless the Design-Build Documents require or permit otherwise. The Design-Builder further warrants that the Construction Work will conform to the requirements of the Design-Build Documents and will be free from defects in materials, equipment, and workmanship, except for those inherent in the quality of the Work or otherwise expressly permitted by the Design-Build Documents. Construction Work, materials, or equipment not conforming to these requirements may be considered defective. The Design-Builder’s warranty under this Section 3.1.12 shall extend for the same time period provided in Section 11.2.2 for the Design- Builder’s correction of Construction Work found not to be in accordance with the requirements of the Design-Build Documents. The Design-Builder’s warranty excludes remedy for damage or defect caused by abuse, alterations to the Work not executed by the Design-Builder, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Owner, the Design-Builder shall furnish satisfactory evidence as to the kind and quality of materials and equipment. ALL OTHER WARRANTEES EXPRESS OR IMPLIED, INCLUDING THE WARRANTY OF MERCHANTABILITY AND THE WARRANTY OF FITNESS FOR PURPOSE, ARE EXPRESSLY DISCLAIMED.

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§ 3.1.13 Royalties, Patents and Copyrights

§ 3.1.13.1 The Design-Builder shall pay all royalties and license fees.

§ 3.1.13.2 The Design-Builder shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner and its separate contractors and consultants harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Owner, or where the copyright violations are required in the Owner’s Criteria. However, if the Design-Builder has reason to believe that the design, process or product required in the Owner’s Criteria is an infringement of a copyright or a patent, the Design-Builder shall be responsible for such loss unless such information is promptly furnished to the Owner. If the Owner receives notice from a patent or copyright owner of an alleged violation of a patent or copyright, attributable to the Design-Builder, the Owner shall give prompt written notice to the Design-Builder.

§ 3.1.14 Indemnification

§ 3.1.14.1 To the fullest extent permitted by law, the Design-Builder shall indemnify and hold harmless the Owner, including the Owner’s employees, from and against third party claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death or to damage or destruction of tangible property other than the Work itself, but only to the extent caused by the negligent acts or omissions of the Design-Builder, Architect, a Consultant, a Contractor, or anyone directly or indirectly employed by them or anyone for whose acts they may be liable. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity that would otherwise exist as to a party or person described in this Section 3.1.14.

§ 3.1.14.2 The indemnification obligation under this Section 3.1.14 shall not be limited by a limitation on amount or type of damages, compensation, or benefits payable by or for Design-Builder, Architect, a Consultant, a Contractor, or anyone directly or indirectly employed by them, under workers’ compensation acts, disability benefit acts or other employee benefit acts.

§ 3.1.15 Contingent Assignment of Agreements

§ 3.1.15.1 Each agreement for a portion of the Work is assigned by the Design-Builder to the Owner, provided that

.1

assignment is effective only after termination of the Contract by the Owner for cause, pursuant to Sections 13.1.4 or 13.2.2, and only for those agreements that the Owner accepts by written notification to the Design-Builder and the Architect, Consultants, and Contractors whose agreements are accepted for assignment; and

.2	assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

When the Owner accepts the assignment of an agreement, the Owner assumes the Design-Builder’s rights and obligations under the agreement.

§ 3.1.15.2 Upon such assignment, if the Work has been suspended for more than 30 days, the compensation under the assigned agreement shall be equitably adjusted for increases in cost resulting from the suspension.

§ 3.1.15.3 Upon such assignment to the Owner under this Section 3.1.15, the Owner may further assign the agreement to a successor design-builder or other entity. If the Owner assigns the agreement to a successor design-builder or other entity, the Owner shall nevertheless remain legally responsible for all of the successor design-builder’s or other entity’s obligations under the agreement.

§ 3.1.16 Design-Builder’s Insurance. The Design-Builder shall purchase and maintain insurance as set forth in Exhibit B.

ARTICLE 4 WORK PRIOR TO EXECUTION OF THE DESIGN-BUILD AMENDMENT

§ 4.1 General

§ 4.1.1 Any information submitted by the Design-Builder, and any interim decisions made by the Owner, shall be for the purpose of facilitating the design process and shall not modify the Owner’s Criteria unless the Owner and Design-Builder execute a Modification.

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§ 4.1.2 The Design-Builder shall advise the Owner on proposed site use and improvements, selection of materials, and building systems and equipment. The Design-Builder shall also provide the Owner with recommendations, consistent with the Owner’s Criteria, on constructability; availability of materials and labor; time requirements for procurement, installation and construction; and factors related to construction cost including, but not limited to, costs of alternative designs or materials, preliminary budgets, life-cycle data, and possible cost reductions.

§ 4.2 Evaluation of the Owner’s Criteria

§ 4.2.1 The Design-Builder shall schedule and conduct meetings with the Owner and any other necessary individuals or entities to discuss and review the Owner’s Criteria as set forth in Section 1.1. The Design-Builder shall thereafter again meet with the Owner to discuss a preliminary evaluation of the Owner’s Criteria. The preliminary evaluation shall address possible alternative approaches to design and construction of the Project and include the Design-Builder’s recommendations, if any, with regard to accelerated or fast-track scheduling, procurement, or phased construction. The preliminary evaluation shall consider cost information, constructability, and procurement and construction scheduling issues.

§ 4.2.2 After the Design-Builder meets with the Owner and presents the preliminary evaluation, the Design-Builder shall provide a written report to the Owner, summarizing the Design-Builder’s evaluation of the Owner’s Criteria. The report shall also include

.1	allocations of program functions, detailing each function and their square foot areas;
.2	a preliminary estimate of the Cost of the Work, and, if necessary, recommendations to adjust the Owner’s Criteria to conform to the Owner’s budget;
.3

a preliminary schedule, which shall include proposed design milestones; dates for receiving additional information from, or for work to be completed by, the Owner; anticipated date for the Design-Builder’s Proposal; and dates of periodic design review sessions with the Owner; and

.4	the following:

(List additional information, if any, to be included in the Design-Builder’s written report.)

« »

§ 4.2.3 The Owner shall review the Design-Builder’s written report and, if acceptable, provide the Design-Builder with written consent to proceed to the development of the Preliminary Design as described in Section 4.3. The consent to proceed shall not be understood to modify the Owner’s Criteria unless the Owner and Design-Builder execute a Modification.

§ 4.3 Preliminary Design

§ 4.3.1 Upon the Owner’s issuance of a written consent to proceed under Section 4.2.3, the Design-Builder shall prepare and submit a Preliminary Design to the Owner. The Preliminary Design shall include a report identifying any deviations from the Owner’s Criteria, and shall include the following:

.1	Confirmation of the allocations of program functions;
.2	Site plan;
.3	Building plans, sections and elevations;
.4	Structural system;
.5	Selections of major building systems, including but not limited to mechanical, electrical and plumbing systems; and
.6	Outline specifications or sufficient drawing notes describing construction materials.

The Preliminary Design may include some combination of physical study models, perspective sketches, or digital modeling.

§ 4.3.2 The Owner shall review the Preliminary Design and, if acceptable, provide the Design-Builder with written consent to proceed to development of the Design-Builder’s Proposal. The Preliminary Design shall not modify the Owner’s Criteria unless the Owner and Design-Builder execute a Modification.

§ 4.4 Design-Builder’s Proposal

§ 4.4.1 Upon the Owner’s issuance of a written consent to proceed under Section 4.3.2, the Design-Builder shall prepare and submit the Design-Builder’s Proposal to the Owner. The Design-Builder’s Proposal shall include the following:

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.1

A list of the Preliminary Design documents and other information, including the Design-Builder’s clarifications, assumptions and deviations from the Owner’s Criteria, upon which the Design-Builder’s Proposal is based;

.2

The proposed Contract Sum, including the compensation method and, if based upon the Cost of the Work plus a fee, a written statement of estimated cost organized by trade categories, allowances, contingencies, Design-Builder’s Fee, and other items that comprise the Contract Sum;

.3	The proposed date the Design-Builder shall achieve Substantial Completion;
.4	An enumeration of any qualifications and exclusions, if applicable;
.5	A list of the Design-Builder’s key personnel, Contractors and suppliers; and
.6	The date on which the Design-Builder’s Proposal expires.

§ 4.4.2 Submission of the Design-Builder’s Proposal shall constitute a representation by the Design-Builder that it has visited the site and become familiar with local conditions under which the Work is to be completed.

§ 4.4.3 If the Owner and Design-Builder agree on a proposal, the Owner and Design-Builder shall execute the Design-Build Amendment setting forth the terms of their agreement.

ARTICLE 5 WORK FOLLOWING EXECUTION OF THE DESIGN-BUILD AMENDMENT

§ 5.1 Construction Documents

§ 5.1.1 Upon the execution of the Design-Build Amendment, the Design-Builder shall prepare Construction Documents. The Construction Documents shall establish the quality levels of materials and systems required. The Construction Documents shall be consistent with the Design-Build Documents.

§ 5.1.2 The Design-Builder shall provide the Construction Documents to the Owner for the Owner’s information. If the Owner discovers any deviations between the Construction Documents and the Design-Build Documents, the Owner shall promptly notify the Design-Builder of such deviations in writing. The Construction Documents shall not modify the Design-Build Documents unless the Owner and Design-Builder execute a Modification. The failure of the Owner to discover any such deviations shall not relieve the Design-Builder of the obligation to perform the Work in accordance with the Design-Build Documents.

§ 5.2 Construction

§ 5.2.1 Commencement. Except as permitted in Section 5.2.2, construction shall not commence prior to execution of the Design-Build Amendment.

§ 5.2.2 If the Owner and Design-Builder agree in writing, construction may proceed prior to the execution of the Design-Build Amendment. However, such authorization shall not waive the Owner’s right to reject the Design-Builder’s Proposal.

§ 5.2.3 The Design-Builder shall supervise and direct the Construction Work, using the Design-Builder’s best skill and attention. The Design-Builder shall be solely responsible for, and have control over, construction means, methods, techniques, sequences and procedures, and for coordinating all portions of the Work under the Contract, unless the Design-Build Documents give other specific instructions concerning these matters.

§ 5.2.4 The Design-Builder shall be responsible for inspection of portions of Work already performed to determine that such portions are in proper condition to receive subsequent Work.

§ 5.3 Labor and Materials

§ 5.3.1 Unless otherwise provided in the Design-Build Documents, the Design-Builder shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services, necessary for proper execution and completion of the Work, whether temporary or permanent, and whether or not incorporated or to be incorporated in the Work.

§ 5.3.2 When a material or system is specified in the Design-Build Documents, the Design-Builder may make substitutions only in accordance with Article 6.

§ 5.3.3 The Design-Builder shall enforce strict discipline and good order among the Design-Builder’s employees and other persons carrying out the Work. The Design-Builder shall not permit employment of unfit persons or persons not properly skilled in tasks assigned to them.

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§ 5.4 Taxes

The Design-Builder shall pay sales, consumer, use and similar taxes, for the Work provided by the Design-Builder, that are legally enacted when the Design-Build Amendment is executed, whether or not yet effective or merely scheduled to go into effect.

§ 5.5 Permits, Fees, Notices and Compliance with Laws

§ 5.5.1 Unless otherwise provided in the Design-Build Documents, the Design-Builder shall secure and pay for the building permit as well as any other permits, fees, licenses, and inspections by government agencies, necessary for proper execution of the Construction Work and Substantial Completion of the Project.

§ 5.5.2 The Design-Builder shall comply with and give notices required by applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities, applicable to performance of the Work.

§ 5.5.3 Concealed or Unknown Conditions. If the Design-Builder encounters conditions at the site that are (1) subsurface or otherwise concealed physical conditions that differ materially from those indicated in the Design-Build Documents or (2) unknown physical conditions of an unusual nature that differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Design-Build Documents, the Design-Builder shall promptly provide notice to the Owner before conditions are disturbed and in no event later than 21 days after first observance of the conditions. The Owner shall promptly investigate such conditions and, if the Owner determines that they differ materially and cause an increase or decrease in the Design-Builder’s cost of, or time required for, performance of any part of the Work, shall recommend an equitable adjustment in the Contract Sum or Contract Time, or both. If the Owner determines that the conditions at the site are not materially different from those indicated in the Design-Build Documents and that no change in the terms of the Contract is justified, the Owner shall promptly notify the Design-Builder in writing, stating the reasons. If the Design-Builder disputes the Owner’s determination or recommendation, the Design-Builder may proceed as provided in Article 14.

§ 5.5.4 If, in the course of the Work, the Design-Builder encounters human remains, or recognizes the existence of burial markers, archaeological sites, or wetlands, not indicated in the Design-Build Documents, the Design-Builder shall immediately suspend any operations that would affect them and shall notify the Owner. Upon receipt of such notice, the Owner shall promptly take any action necessary to obtain governmental authorization required to resume the operations. The Design-Builder shall continue to suspend such operations until otherwise instructed by the Owner but shall continue with all other operations that do not affect those remains or features. Requests for adjustments in the Contract Sum and Contract Time arising from the existence of such remains or features may be made as provided in Article 14.

§ 5.6 Allowances

§ 5.6.1 The Design-Builder shall include in the Contract Sum all allowances stated in the Design-Build Documents. Items covered by allowances shall be supplied for such amounts, and by such persons or entities as the Owner may direct, but the Design-Builder shall not be required to employ persons or entities to whom the Design-Builder has reasonable objection.

§ 5.6.2 Unless otherwise provided in the Design-Build Documents,

.1	allowances shall cover the cost to the Design-Builder of materials and equipment delivered at the site and all required taxes, less applicable trade discounts;
.2

the Design-Builder’s costs for unloading and handling at the site, labor, installation costs, overhead, profit, and other expenses contemplated for stated allowance amounts, shall be included in the Contract Sum but not in the allowances; and

.3

whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (1) the difference between actual costs and the allowances under Section 5.6.2.1 and (2) changes in Design-Builder’s costs under Section 5.6.2.2.

§ 5.6.3 The Owner shall make selections of materials and equipment with reasonable promptness for allowances requiring Owner selection.

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§ 5.7 Key Personnel, Contractors and Suppliers

§ 5.7.1 The Design-Builder shall not employ personnel, or contract with Contractors or suppliers to whom the Owner has made reasonable and timely objection. The Design-Builder shall not be required to contract with anyone to whom the Design-Builder has made reasonable and timely objection.

§ 5.7.2 If the Design-Builder changes any of the personnel, Contractors or suppliers identified in the Design-Build Amendment, the Design-Builder shall notify the Owner and provide the name and qualifications of the new personnel, Contractor or supplier. The Owner may reply within 14 days to the Design-Builder in writing, stating (1) whether the Owner has reasonable objection to the proposed personnel, Contractor or supplier or (2) that the Owner requires additional time to review. Failure of the Owner to reply within the 14-day period shall constitute notice of no reasonable objection.

§ 5.7.3 Except for those persons or entities already identified or required in the Design-Build Amendment, the Design-Builder, as soon as practicable after execution of the Design-Build Amendment, shall furnish in writing to the Owner the names of persons or entities (including those who are to furnish materials or equipment fabricated to a special design) proposed for each principal portion of the Work. The Owner may reply within 14 days to the Design-Builder in writing stating (1) whether the Owner has reasonable objection to any such proposed person or entity or (2) that the Owner requires additional time for review. Failure of the Owner to reply within the 14-day period shall constitute notice of no reasonable objection.

§ 5.7.3.1 If the Owner has reasonable objection to a person or entity proposed by the Design-Builder, the Design-Builder shall propose another to whom the Owner has no reasonable objection. If the rejected person or entity was reasonably capable of performing the Work, the Contract Sum and Contract Time shall be increased or decreased by the difference, if any, occasioned by such change, and an appropriate Change Order shall be issued before commencement of the substitute person or entity’s Work. However, no increase in the Contract Sum or Contract Time shall be allowed for such change unless the Design-Builder has acted promptly and responsively in submitting names as required.

§ 5.8 Documents and Submittals at the Site

The Design-Builder shall maintain at the site for the Owner one copy of the Design-Build Documents and a current set of the Construction Documents, in good order and marked currently to indicate field changes and selections made during construction, and one copy of approved Submittals. The Design-Builder shall deliver these items to the Owner in accordance with Section 9.10.2 as a record of the Work as constructed.

§ 5.9 Use of Site

The Design-Builder shall confine operations at the site to areas permitted by applicable laws, statutes, ordinances, codes, rules and regulations, lawful orders of public authorities, and the Design-Build Documents, and shall not unreasonably encumber the site with materials or equipment.

§ 5.10 Cutting and Patching

The Design-Builder shall not cut, patch or otherwise alter fully or partially completed construction by the Owner or a separate contractor except with written consent of the Owner and of such separate contractor; such consent shall not be unreasonably withheld. The Design-Builder shall not unreasonably withhold from the Owner or a separate contractor the Design-Builder’s consent to cutting or otherwise altering the Work.

§ 5.11 Cleaning Up

§ 5.11.1 The Design-Builder shall keep the premises and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract. At completion of the Work, the Design-Builder shall remove waste materials, rubbish, the Design-Builder’s tools, construction equipment, machinery and surplus materials from and about the Project.

§ 5.11.2 If the Design-Builder fails to clean up as provided in the Design-Build Documents, the Owner may do so and Owner shall be entitled to reimbursement from the Design-Builder.

§ 5.12 Access to Work

The Design-Builder shall provide the Owner and its separate contractors and consultants access to the Work in preparation and progress wherever located. The Design-Builder shall notify the Owner regarding Project safety criteria and programs, which the Owner, and its contractors and consultants, shall comply with while at the site.

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§ 5.13 Construction by Owner or by Separate Contractors

§ 5.13.1 Owner’s Right to Perform Construction and to Award Separate Contracts

§ 5.13.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner’s own forces; and to award separate contracts in connection with other portions of the Project, or other construction or operations on the site, under terms and conditions identical or substantially similar to this Contract, including those terms and conditions related to insurance and waiver of subrogation. The Owner shall notify the Design-Builder promptly after execution of any separate contract. If the Design-Builder claims that delay or additional cost is involved because of such action by the Owner, the Design-Builder shall make a Claim as provided in Article 14.

§ 5.13.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term “Design-Builder” in the Design-Build Documents in each case shall mean the individual or entity that executes each separate agreement with the Owner.

§ 5.13.1.3 The Owner shall provide for coordination of the activities of the Owner’s own forces, and of each separate contractor, with the Work of the Design-Builder, who shall cooperate with them. The Design-Builder shall participate with other separate contractors and the Owner in reviewing their construction schedules. The Design-Builder shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Design-Builder, separate contractors and the Owner until subsequently revised.

§ 5.13.1.4 Unless otherwise provided in the Design-Build Documents, when the Owner performs construction or operations related to the Project with the Owner’s own forces or separate contractors, the Owner shall be deemed to be subject to the same obligations, and to have the same rights, that apply to the Design-Builder under the Contract. The Owner shall cause its separate contractors to be subject to the Design-Builder’s safety directions and program while on the jobsite. The Owner shall also require its separate contractors to name the Design-Builder as an additional insured under the separate contractor’s commercial general liability policy, on a primary and non-contributory basis, and to waive subrogation rights against the Design-Builder to the extent of any recovery from applicable property insurance.

§ 5.14 Mutual Responsibility

§ 5.14.1 The Design-Builder shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities, and shall connect and coordinate the Design-Builder’s construction and operations with theirs as required by the Design-Build Documents.

§ 5.14.2 If part of the Design-Builder’s Work depends upon construction or operations by the Owner or a separate contractor, the Design-Builder shall, prior to proceeding with that portion of the Work, prepare a written report to the Owner, identifying apparent discrepancies or defects in the construction or operations by the Owner or separate contractor that would render it unsuitable for proper execution and results of the Design-Builder’s Work. Failure of the Design-Builder to report shall constitute an acknowledgment that the Owner’s or separate contractor’s completed or partially completed construction is fit and proper to receive the Design-Builder’s Work, except as to defects not then reasonably discoverable.

§ 5.14.3 The Design-Builder shall reimburse the Owner for costs the Owner incurs that are payable to a separate contractor because of the Design-Builder’s delays, improperly timed activities or defective construction. The Owner shall be responsible to the Design-Builder for costs the Design-Builder incurs because of a separate contractor’s delays, improperly timed activities, damage to the Work or defective construction.

§ 5.14.4 The Design-Builder shall promptly remedy damage the Design-Builder wrongfully causes to completed or partially completed construction or to property of the Owner or separate contractors as provided in Section 10.2.5.

§ 5.14.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching the Work as the Design-Builder has with respect to the construction of the Owner or separate contractors in Section 5.10.

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§ 5.15 Owner’s Right to Clean Up

If a dispute arises among the Design-Builder, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and will allocate the cost among those responsible.

ARTICLE 6 CHANGES IN THE WORK

§ 6.1 General

§ 6.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order or Change Directive, subject to the limitations stated in this Article 6 and elsewhere in the Design-Build Documents.

§ 6.1.2 A Change Order shall be based upon agreement between the Owner and Design-Builder. The Owner may issue a Change Directive without agreement by the Design-Builder.

§ 6.1.3 Changes in the Work shall be performed under applicable provisions of the Design-Build Documents, and the Design-Builder shall proceed promptly, unless otherwise provided in the Change Order or Change Directive.

§ 6.2 Change Orders

A Change Order is a written instrument signed by the Owner and Design-Builder stating their agreement upon all of the following:

.1	The change in the Work;
.2	The amount of the adjustment, if any, in the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation; and
.3	The extent of the adjustment, if any, in the Contract Time.

§ 6.3 Change Directives

§ 6.3.1 A Change Directive is a written order signed by the Owner directing a change in the Work prior to agreement on adjustment, if any, in the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation, or Contract Time. The Owner may by Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation, and Contract Time being adjusted accordingly.

§ 6.3.2 A Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

§ 6.3.3 If the Change Directive provides for an adjustment to the Contract Sum or, if prior to execution of the Design-Build Amendment, an adjustment in the Design-Builder’s compensation, the adjustment shall be based on one of the following methods:

.1	Mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;
.2	Unit prices stated in the Design-Build Documents or subsequently agreed upon;
.3	Cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or
.4	As provided in Section 6.3.7.

§ 6.3.4 If unit prices are stated in the Design-Build Documents or subsequently agreed upon, and if quantities originally contemplated are materially changed in a proposed Change Order or Change Directive so that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Design-Builder, the applicable unit prices shall be equitably adjusted.

§ 6.3.5 Upon receipt of a Change Directive, the Design-Builder shall promptly proceed with the change in the Work involved and advise the Owner of the Design-Builder’s agreement or disagreement with the method, if any, provided in the Change Directive for determining the proposed adjustment in the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation, or Contract Time.

§ 6.3.6 A Change Directive signed by the Design-Builder indicates the Design-Builder’s agreement therewith, including adjustment in Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in

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the Design-Builder’s compensation, and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

§ 6.3.7 If the Design-Builder does not respond promptly or disagrees with the method for adjustment in the Contract Sum or, if prior to execution of the Design-Build Amendment, the method for adjustment in the Design-Builder’s compensation, the Owner shall determine the method and the adjustment on the basis of reasonable expenditures and savings of those performing the Work attributable to the change, including, in case of an increase, an amount for overhead and profit as set forth in the Agreement, or if no such amount is set forth in the Agreement, a reasonable amount. In such case, and also under Section 6.3.3.3, the Design-Builder shall keep and present, in such form as the Owner may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Design-Build Documents, costs for the purposes of this Section 6.3.7 shall be limited to the following:

.1	Additional costs of professional services;
.2	Costs of labor, including social security, unemployment insurance, fringe benefits required by agreement or custom, and workers’ compensation insurance;
.3	Costs of materials, supplies and equipment, including cost of transportation, whether incorporated or consumed;
.4	Rental costs of machinery and equipment, exclusive of hand tools, whether rented from the Design-Builder or others;
.5	Costs of premiums for all bonds and insurance, permit fees, and sales, use or similar taxes related to the Work; and
.6	Additional costs of supervision and field office personnel directly attributable to the change.

§ 6.3.8 The amount of credit to be allowed by the Design-Builder to the Owner for a deletion or change that results in a net decrease in the Contract Sum or, if prior to execution of the Design-Build Amendment, in the Design-Builder’s compensation, shall be actual net cost. When both additions and credits covering related Work or substitutions are involved in a change, the allowance for overhead and profit shall be figured on the basis of net increase, if any, with respect to that change.

§ 6.3.9 Pending final determination of the total cost of a Change Directive to the Owner, the Design-Builder may request payment for Work completed under the Change Directive in Applications for Payment. The Owner will make an interim determination for purposes of certification for payment for those costs deemed to be reasonably justified. The Owner’s interim determination of cost shall adjust the Contract Sum or, if prior to execution of the Design-Build Amendment, the Design-Builder’s compensation, on the same basis as a Change Order, subject to the right of Design-Builder to disagree and assert a Claim in accordance with Article 14.

§ 6.3.10 When the Owner and Design-Builder agree with a determination concerning the adjustments in the Contract Sum or, if prior to execution of the Design-Build Amendment, the adjustment in the Design-Builder’s compensation and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and the Owner and Design-Builder shall execute a Change Order. Change Orders may be issued for all or any part of a Change Directive.

ARTICLE 7 OWNER’S RESPONSIBILITIES

§ 7.1 General

§ 7.1.1 The Owner shall designate in writing a representative who shall have express authority to bind the Owner with respect to all Project matters requiring the Owner’s approval or authorization.

§ 7.1.2 The Owner shall render decisions in a timely manner and in accordance with the Design-Builder’s schedule agreed to by the Owner. The Owner shall furnish to the Design-Builder, within 15 days after receipt of a written request, information necessary and relevant for the Design-Builder to evaluate, give notice of or enforce mechanic’s lien rights. Such information shall include a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner’s interest therein.

§ 7.2 Information and Services Required of the Owner

§ 7.2.1 The Owner shall furnish information or services required of the Owner by the Design-Build Documents with reasonable promptness.

§ 7.2.2 The Owner shall provide, to the extent under the Owner’s control and if not required by the Design-Build Documents to be provided by the Design-Builder, the results and reports of prior tests, inspections or investigations

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conducted for the Project involving structural or mechanical systems; chemical, air and water pollution; hazardous materials; or environmental and subsurface conditions and information regarding the presence of pollutants at the Project site. Upon receipt of a written request from the Design-Builder, the Owner shall also provide surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site under the Owner’s control.

§ 7.2.3 The Owner shall promptly obtain easements, zoning variances, and legal authorizations or entitlements regarding site utilization where essential to the execution of the Project.

§ 7.2.4 The Owner shall cooperate with the Design-Builder in securing building and other permits, licenses and inspections.

§ 7.2.5 The services, information, surveys and reports required to be provided by the Owner under this Agreement, shall be furnished at the Owner's expense, and except as otherwise specifically provided in this Agreement or elsewhere in the Design-Build Documents or to the extent the Owner advises the Design-Builder to the contrary in writing, the Design-Builder shall be entitled to rely upon the accuracy and completeness thereof. In no event shall the Design-Builder be relieved of its responsibility to exercise proper precautions relating to the safe performance of the Work.

§ 7.2.6 If the Owner observes or otherwise becomes aware of a fault or defect in the Work or non-conformity with the Design-Build Documents, the Owner shall give prompt written notice thereof to the Design-Builder.

§ 7.2.7 Prior to the execution of the Design-Build Amendment, the Design-Builder may request in writing that the Owner provide reasonable evidence that the Owner has made financial arrangements to fulfill the Owner’s obligations under the Design-Build Documents and the Design-Builder’s Proposal. Thereafter, the Design-Builder may only request such evidence if (1) the Owner fails to make payments to the Design-Builder as the Design-Build Documents require; (2) a change in the Work materially changes the Contract Sum; or (3) the Design-Builder identifies in writing a reasonable concern regarding the Owner’s ability to make payment when due. The Owner shall furnish such evidence as a condition precedent to commencement or continuation of the Work or the portion of the Work affected by a material change. After the Owner furnishes the evidence, the Owner shall not materially vary such financial arrangements without prior notice to the Design-Builder.

§ 7.2.8 Except as otherwise provided in the Design-Build Documents or when direct communications have been specially authorized, the Owner shall communicate through the Design-Builder with persons or entities employed or retained by the Design-Builder.

§ 7.2.9 Unless required by the Design-Build Documents to be provided by the Design-Builder, the Owner shall, furnish the services of geotechnical engineers or other consultants for investigation of subsurface, air and water conditions when such services are reasonably necessary to properly carry out the design services furnished by the Design-Builder. In such event, the Design-Builder shall specify the services required. Such services may include, but are not limited to, test borings, test pits, determinations of soil bearing values, percolation tests, evaluations of hazardous materials, ground corrosion and resistivity tests, and necessary operations for anticipating subsoil conditions. The services of geotechnical engineer(s) or other consultants shall include preparation and submission of all appropriate reports and professional recommendations.

§ 7.2.10 The Owner shall purchase and maintain insurance as set forth in Exhibit B.

§ 7.3 Submittals

§ 7.3.1 The Owner shall review and approve or take other appropriate action on Submittals. Review of Submittals is not conducted for the purpose of determining the accuracy and completeness of other details, such as dimensions and quantities; or for substantiating instructions for installation or performance of equipment or systems; or for determining that the Submittals are in conformance with the Design-Build Documents, all of which remain the responsibility of the Design-Builder as required by the Design-Build Documents. The Owner’s action will be taken in accordance with the submittal schedule approved by the Owner or, in the absence of an approved submittal schedule, with reasonable promptness while allowing sufficient time in the Owner’s judgment to permit adequate review. The Owner’s review of Submittals shall not relieve the Design-Builder of the obligations under Sections 3.1.11, 3.1.12, and 5.2.3. The Owner’s review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Owner, of any construction means, methods, techniques, sequences or

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procedures. The Owner’s approval of a specific item shall not indicate approval of an assembly of which the item is a component.

§ 7.3.2 Upon review of the Submittals required by the Design-Build Documents, the Owner shall notify the Design-Builder of any non-conformance with the Design-Build Documents the Owner discovers.

§ 7.4 Visits to the site by the Owner shall not be construed to create an obligation on the part of the Owner to make on-site inspections to check the quality or quantity of the Construction Work. The Owner shall neither have control over or charge of, nor be responsible for, the construction means, methods, techniques, sequences or procedures, or for the safety precautions and programs in connection with the Construction Work, because these are solely the Design-Builder’s rights and responsibilities under the Design-Build Documents.

§ 7.5 The Owner shall not be responsible for the Design-Builder’s failure to perform the Work in accordance with the requirements of the Design-Build Documents. The Owner shall not have control over or charge of, and will not be responsible for acts or omissions of the Design-Builder, Architect, Consultants, Contractors, or their agents or employees, or any other persons or entities performing portions of the Work for the Design-Builder.

§ 7.6 The Owner has the authority to reject Construction Work that does not conform to the Design-Build Documents. The Owner shall have authority to require inspection or testing of the Work in accordance with Section 15.5.2, whether or not such Construction Work is fabricated, installed or completed. However, neither this authority of the Owner nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Owner to the Design-Builder, the Architect, Consultants, Contractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

§ 7.7 The Owner shall determine the date or dates of Substantial Completion in accordance with Section 9.8 and the date of final completion in accordance with Section 9.10.

§ 7.8 Owner’s Right to Stop Work

If the Design-Builder fails to correct Work which is not in accordance with the requirements of the Design-Build Documents as required by Section 11.2 or persistently fails to carry out Work in accordance with the Design-Build Documents, the Owner may issue a written order to the Design-Builder to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Owner to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Design-Builder or any other person or entity, except to the extent required by Section 5.13.1.3.

§ 7.9 Owner’s Right to Carry Out the Work

If the Design-Builder defaults or neglects to carry out the Work in accordance with the Design-Build Documents and fails within a ten-day period after receipt of written notice from the Owner to commence and continue correction of such default or neglect with diligence and promptness, the Owner may, without prejudice to other remedies the Owner may have, correct such deficiencies. In such case, an appropriate Change Order shall be issued deducting from payments then or thereafter due the Design-Builder the reasonable cost of correcting such deficiencies. If payments then or thereafter due the Design-Builder are not sufficient to cover such amounts, the Design-Builder shall pay the difference to the Owner.

ARTICLE 8    TIME

§ 8.1 Progress and Completion

§ 8.1.1 Time limits stated in the Design-Build Documents are of the essence of the Contract. By executing the Design-Build Amendment the Design-Builder confirms that the Contract Time is a reasonable period for performing the Work.

§ 8.1.2 The Design-Builder shall not, except by agreement of the Owner in writing, commence the Work prior to the effective date of insurance, other than property insurance, required by this Contract. The Contract Time shall not be adjusted as a result of the Design-Builder’s failure to obtain insurance required under this Contract.

§ 8.1.3 The Design-Builder shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

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§ 8.2 Delays and Extensions of Time

§ 8.2.1 If the Design-Builder is delayed at any time in the commencement or progress of the Work by an act or neglect of the Owner or of a consultant or separate contractor employed by the Owner; or by changes ordered in the Work by the Owner; or by labor disputes, fire, unusual delay in deliveries, unavoidable casualties or other causes beyond the Design-Builder’s control; or by delay authorized by the Owner pending mediation and binding dispute resolution or by other causes that the Owner determines may justify delay, then the Contract Time shall be extended by Change Order for such reasonable time as the Owner may determine.

§ 8.2.2 Claims relating to time shall be made in accordance with applicable provisions of Article 14.

§ 8.2.3 This Section 8.2 does not preclude recovery of damages for delay by either party under other provisions of the Design-Build Documents.

ARTICLE 9 PAYMENT APPLICATIONS AND PROJECT COMPLETION

§ 9.1 Contract Sum

The Contract Sum is stated in the Design-Build Amendment.

§ 9.2 Schedule of Values

Where the Contract Sum is based on a stipulated sum or Guaranteed Maximum Price, the Design-Builder, prior to the first Application for Payment after execution of the Design-Build Amendment shall submit to the Owner a schedule of values allocating the entire Contract Sum to the various portions of the Work and prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule, unless objected to by the Owner, shall be used as a basis for reviewing the Design-Builder’s Applications for Payment.

§ 9.3 Applications for Payment

§ 9.3.1 At least ten days before the date established for each progress payment, the Design-Builder shall submit to the Owner an itemized Application for Payment for completed portions of the Work. The application shall be notarized, if required, and supported by data substantiating the Design-Builder’s right to payment as the Owner may reasonably require, such as copies of requisitions from the Architect, Consultants, Contractors, and material suppliers, and shall reflect retainage if provided for in the Design-Build Documents.

§ 9.3.1.1 As provided in Section 6.3.9, Applications for Payment may include requests for payment on account of changes in the Work that have been properly authorized by Change Directives, or by interim determinations of the Owner, but not yet included in Change Orders.

§ 9.3.1.2 Applications for Payment shall not include requests for payment for portions of the Work for which the Design-Builder does not intend to pay the Architect, Consultant, Contractor, material supplier, or other persons or entities providing services or work for the Design-Builder, unless such Work has been performed by others whom the Design-Builder intends to pay.

§ 9.3.2 Unless otherwise provided in the Design-Build Documents, payments shall be made for services provided as well as materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Design-Builder with procedures satisfactory to the Owner to establish the Owner’s title to such materials and equipment or otherwise protect the Owner’s interest, and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

§ 9.3.3 The Design-Builder warrants that title to all Work, other than Instruments of Service, covered by an Application for Payment will pass to the Owner at the time of payment. The Design-Builder further warrants that, upon submittal of an Application for Payment, all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall, to the best of the Design-Builder’s knowledge, information and belief, be free and clear of liens, claims, security interests or encumbrances in favor of the Design-Builder, Architect, Consultants, Contractors, material suppliers, or other persons or entities entitled to make a claim by reason of having provided labor, materials and equipment relating to the Work.

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§ 9.4 Certificates for Payment

The Owner shall, within seven days after receipt of the Design-Builder’s Application for Payment, issue to the Design-Builder a Certificate for Payment indicating the amount the Owner determines is properly due, and notify the Design-Builder in writing of the Owner’s reasons for withholding certification in whole or in part as provided in Section 9.5.1.

§ 9.5 Decisions to Withhold Certification

§ 9.5.1 The Owner may withhold a Certificate for Payment in whole or in part to the extent reasonably necessary to protect the Owner due to the Owner’s reasonable determination that the Work has not progressed to the point indicated in the Design-Builder’s Application for Payment, or the quality of the Work is not in accordance with the Design-Build Documents. If the Owner is unable to certify payment in the amount of the Application, the Owner will notify the Design-Builder as provided in Section 9.4. If the Design-Builder and Owner cannot agree on a revised amount, the Owner will promptly issue a Certificate for Payment for the amount that the Owner deems to be due and owing. The Owner may also withhold a Certificate for Payment or, because of subsequently discovered evidence, may nullify the whole or a part of a Certificate for Payment previously issued to such extent as may be necessary to protect the Owner from loss for which the Design-Builder is responsible because of

.1	defective Work, including design and construction, not remedied;
.2	third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Owner is provided by the Design-Builder;
.3	failure of the Design-Builder to make payments properly to the Architect, Consultants, Contractors or others, for services, labor, materials or equipment;
.4	reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;
.5	damage to the Owner or a separate contractor;
.6	Not used; or
.7	repeated failure to carry out the Work in accordance with the Design-Build Documents.

§ 9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.

§ 9.5.3 If the Owner withholds certification for payment under Section 9.5.1.3, the Owner may, at its sole option, issue joint checks to the Design-Builder and to the Architect or any Consultants, Contractor, material or equipment suppliers, or other persons or entities providing services or work for the Design-Builder to whom the Design-Builder failed to make payment for Work properly performed or material or equipment suitably delivered.

§ 9.6 Progress Payments

§ 9.6.1 After the Owner has issued a Certificate for Payment, the Owner shall make payment in the manner and within the time provided in the Design-Build Documents.

§ 9.6.2 The Design-Builder shall pay each Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder no later than the time period required by applicable law, but in no event more than seven days after receipt of payment from the Owner the amount to which the Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder is entitled, reflecting percentages actually retained from payments to the Design-Builder on account of the portion of the Work performed by the Architect, Consultant, Contractor, or other person or entity. The Design-Builder shall, by appropriate agreement with each Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder, require each Architect, Consultant, Contractor, and other person or entity providing services or work for the Design-Builder to make payments to subconsultants and subcontractors in a similar manner.

§ 9.6.3 The Owner will, on request and if practicable, furnish to the Architect, a Consultant, Contractor, or other person or entity providing services or work for the Design-Builder, information regarding percentages of completion or amounts applied for by the Design-Builder and action taken thereon by the Owner on account of portions of the Work done by such Architect, Consultant, Contractor or other person or entity providing services or work for the Design-Builder.

§ 9.6.4 The Owner has the right to request written evidence from the Design-Builder that the Design-Builder has properly paid the Architect, Consultants, Contractors, or other person or entity providing services or work for the Design-Builder, amounts paid by the Owner to the Design-Builder for the Work. If the Design-Builder fails to furnish such evidence within seven days, the Owner shall have the right to contact the Architect, Consultants, and

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Contractors to ascertain whether they have been properly paid. The Owner shall have no obligation to pay or to see to the payment of money to a Consultant or Contractor, except as may otherwise be required by law.

§ 9.6.5 Design-Builder payments to material and equipment suppliers shall be treated in a manner similar to that provided in Sections 9.6.2, 9.6.3 and 9.6.4.

§ 9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Design-Build Documents.

§ 9.6.7 Unless the Design-Builder provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Design-Builder for Work properly performed by the Architect, Consultants, Contractors and other person or entity providing services or work for the Design-Builder, shall be held by the Design-Builder for the Architect and those Consultants, Contractors, or other person or entity providing services or work for the Design-Builder, for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Design-Builder, shall create any fiduciary liability or tort liability on the part of the Design-Builder for breach of trust or shall entitle any person or entity to an award of punitive damages against the Design-Builder for breach of the requirements of this provision.

§ 9.7 Failure of Payment

If the Owner does not make payment, through no fault of the Design-Builder, within the time required by the Design-Build Documents, then the Design-Builder may, upon seven additional days’ written notice to the Owner, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Contract Sum shall be increased by the amount of the Design-Builder’s reasonable costs of shut-down, delay and start-up, plus interest as provided for in the Design-Build Documents.

§ 9.8 Substantial Completion

§ 9.8.1 Substantial Completion is the stage in the progress of the Construction Work when the Construction Work or designated portion thereof is sufficiently complete in accordance with the Design-Build Documents so that the Owner can occupy or utilize the Construction Work for its intended use. The date of Substantial Completion is the date certified by the Owner in accordance with this Section 9.8.

§ 9.8.2 When the Design-Builder considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Design-Builder shall prepare and submit to the Owner a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Design-Builder to complete all Work in accordance with the Design-Build Documents.

§ 9.8.3 Upon receipt of the Design-Builder’s list, the Owner shall make an inspection to determine whether the Construction Work or designated portion thereof is substantially complete. If the Owner’s inspection discloses any item, whether or not included on the Design-Builder’s list, which is not sufficiently complete in accordance with the Design-Build Documents so that the Owner can occupy or utilize the Construction Work or designated portion thereof for its intended use, the Design-Builder shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Owner. In such case, the Design-Builder shall then submit a request for another inspection by the Owner to determine Substantial Completion.

§ 9.8.4 Prior to issuance of the Certificate of Substantial Completion under Section 9.8.5, the Owner and Design-Builder shall discuss and then determine the parties’ obligations to obtain and maintain property insurance following issuance of the Certificate of Substantial Completion.

§ 9.8.5 When the Construction Work or designated portion thereof is substantially complete, the Design-Builder will prepare for the Owner’s signature a Certificate of Substantial Completion that shall, upon the Owner’s signature, establish the date of Substantial Completion; establish responsibilities of the Owner and Design-Builder for security, maintenance, heat, utilities, damage to the Construction Work and insurance; and fix the time within which the Design-Builder shall finish all items on the list accompanying the Certificate. Warranties required by the Design-Build Documents shall commence on the date of Substantial Completion of the Construction Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion.

§ 9.8.6 The Certificate of Substantial Completion shall be submitted by the Design-Builder to the Owner for written acceptance of responsibilities assigned to it in the Certificate. Upon the Owner’s acceptance, and consent of surety,

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if any, the Owner shall make payment of retainage applying to the Work or designated portion thereof. Payment shall be adjusted for Construction Work that is incomplete or not in accordance with the requirements of the Design-Build Documents.

§ 9.9 Partial Occupancy or Use

§ 9.9.1 The Owner may occupy or use any completed or partially completed portion of the Construction Work at any stage when such portion is designated by separate agreement with the Design-Builder, provided such occupancy or use is consented to, by endorsement or otherwise, by the insurer providing property insurance and authorized by public authorities having jurisdiction over the Project. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Design-Builder have accepted in writing the responsibilities assigned to each of them for payments, retainage, if any, security, maintenance, heat, utilities, damage to the Construction Work and insurance, and have agreed in writing concerning the period for correction of the Construction Work and commencement of warranties required by the Design-Build Documents. When the Design-Builder considers a portion substantially complete, the Design-Builder shall prepare and submit a list to the Owner as provided under Section 9.8.2. Consent of the Design-Builder to partial occupancy or use shall not be unreasonably withheld. The stage of the progress of the Work shall be determined by written agreement between the Owner and Design-Builder.

§ 9.9.2 Immediately prior to such partial occupancy or use, the Owner and Design-Builder shall jointly inspect the area to be occupied or portion of the Construction Work to be used in order to determine and record the condition of the Work.

§ 9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Construction Work shall not constitute acceptance of Work not complying with the requirements of the Design-Build Documents.

§ 9.10 Final Completion and Final Payment

§ 9.10.1 Upon receipt of the Design-Builder’s written notice that the Construction Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Owner will promptly make such inspection. When the Owner finds the Work acceptable under the Design-Build Documents and the Contract fully performed, the Owner will, subject to Section 9.10.2, promptly issue a final Certificate for Payment.

§ 9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Design-Builder submits to the Owner (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work, for which the Owner or the Owner’s property might be responsible or encumbered, (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Design-Build Documents to remain in force after final payment is currently in effect, (3) a written statement that the Design-Builder knows of no substantial reason that the insurance will not be renewable to cover the period required by the Design-Build Documents, (4) consent of surety, if any, to final payment, (5) as-constructed record copy of the Construction Documents marked to indicate field changes and selections made during construction, (6) manufacturer’s warranties, product data, and maintenance and operations manuals, and (7) if required by the Owner, other data establishing payment or satisfaction of obligations, such as receipts, or releases and waivers of liens, claims, security interests, or encumbrances, arising out of the Contract, to the extent and in such form as may be designated by the Owner. If an Architect, a Consultant, or a Contractor, or other person or entity providing services or work for the Design-Builder, refuses to furnish a release or waiver required by the Owner, the Design-Builder may furnish a bond satisfactory to the Owner to indemnify the Owner against such liens, claims, security interests, or encumbrances. If such liens, claims, security interests, or encumbrances remains unsatisfied after payments are made, the Design-Builder shall refund to the Owner all money that the Owner may be compelled to pay in discharging such liens, claims, security interests, or encumbrances, including all costs and reasonable attorneys’ fees.

§ 9.10.3 If, after Substantial Completion of the Construction Work, final completion thereof is materially delayed through no fault of the Design-Builder or by issuance of Change Orders affecting final completion, the Owner shall, upon application by the Design-Builder, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Design-Build Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Design-Builder to the Owner prior to issuance of payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

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§ 9.10.4 The making of final payment shall constitute a waiver of Claims by the Owner except those arising from

.1	liens, Claims, security interests or encumbrances arising out of the Contract and unsettled;
.2	failure of the Work to comply with the requirements of the Design-Build Documents; or
.3	terms of special warranties required by the Design-Build Documents.

§ 9.10.5 Acceptance of final payment by the Design-Builder shall constitute a waiver of claims by the Design-Builder except those previously made in writing and identified by the Design-Builder as unsettled at the time of final Application for Payment.

ARTICLE 10 PROTECTION OF PERSONS AND PROPERTY

§ 10.1 Safety Precautions and Programs

The Design-Builder shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract.

§ 10.2 Safety of Persons and Property

§ 10.2.1 The Design-Builder shall be responsible for precautions for the safety of, and reasonable protection to prevent damage, injury or loss to

.1	employees on the Work and other persons who may be affected thereby;
.2

the Construction Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Design-Builder or the Architect, Consultants, or Contractors, or other person or entity providing services or work for the Design-Builder; and

.3

other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, or structures and utilities not designated for removal, relocation or replacement in the course of construction

§ 10.2.2 The Design-Builder shall comply with, and give notices required by, applicable laws, statutes, ordinances, codes, rules and regulations, and lawful orders of public authorities, bearing on safety of persons or property, or their protection from damage, injury or loss.

§ 10.2.3 The Design-Builder shall implement, erect, and maintain, as required by existing conditions and performance of the Construction Work, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations, and notify owners and users of adjacent sites and utilities of the safeguards and protections.

§ 10.2.4 When use or storage of explosives or other hazardous materials or equipment, or unusual methods, are necessary for execution of the Construction Work, the Design-Builder shall exercise utmost care, and carry on such activities under supervision of properly qualified personnel.

§ 10.2.5 The Design-Builder shall promptly remedy damage and loss (other than damage or loss insured under property insurance required by the Design-Build Documents) to property referred to in Sections 10.2.1.2 and 10.2.1.3, caused in whole or in part by the Design-Builder, the Architect, a Consultant, a Contractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Design-Builder is responsible under Sections 10.2.1.2 and 10.2.1.3; except damage or loss attributable to acts or omissions of the Owner, or anyone directly or indirectly employed by the Owner, or by anyone for whose acts the Owner may be liable, and not attributable to the fault or negligence of the Design-Builder. The foregoing obligations of the Design-Builder are in addition to the Design-Builder’s obligations under Section 3.1.14.

§ 10.2.6 The Design-Builder shall designate a responsible member of the Design-Builder’s organization, at the site, whose duty shall be the prevention of accidents. This person shall be the Design-Builder’s superintendent unless otherwise designated by the Design-Builder in writing to the Owner.

§ 10.2.7 The Design-Builder shall not permit any part of the construction or site to be loaded so as to cause damage or create an unsafe condition.

§ 10.2.8 Injury or Damage to Person or Property. If the Owner or Design-Builder suffers injury or damage to person or property because of an act or omission of the other, or of others for whose acts such party is legally responsible, written notice of the injury or damage, whether or not insured, shall be given to the other party within a reasonable

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time not exceeding 21 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

§ 10.3 Hazardous Materials

§ 10.3.1 The Design-Builder is responsible for compliance with any requirements included in the Design-Build Documents regarding hazardous materials. If the Design-Builder encounters a hazardous material or substance not addressed in the Design-Build Documents and if reasonable precautions will be inadequate to prevent foreseeable bodily injury or death to persons resulting from a material or substance, including but not limited to asbestos or polychlorinated biphenyl (PCB), encountered on the site by the Design-Builder, the Design-Builder shall, upon recognizing the condition, immediately stop Work in the affected area and report the condition to the Owner in writing.

§ 10.3.2 Upon receipt of the Design-Builder’s written notice, the Owner shall obtain the services of a licensed laboratory to verify the presence or absence of the material or substance reported by the Design-Builder and, in the event such material or substance is found to be present, to cause it to be rendered harmless. Unless otherwise required by the Design-Build Documents, the Owner shall furnish in writing to the Design-Builder the names and qualifications of persons or entities who are to perform tests verifying the presence or absence of such material or substance or who are to perform the task of removal or safe containment of such material or substance. The Design-Builder will promptly reply to the Owner in writing stating whether or not the Design-Builder has reasonable objection to the persons or entities proposed by the Owner. If the Design-Builder has an objection to a person or entity proposed by the Owner, the Owner shall propose another to whom the Design-Builder has no reasonable objection. When the material or substance has been rendered harmless, Work in the affected area shall resume upon written agreement of the Owner and Design-Builder. By Change Order, the Contract Time shall be extended appropriately and the Contract Sum shall be increased in the amount of the Design-Builder’s reasonable additional costs of shut-down, delay and start-up.

§ 10.3.3 To the fullest extent permitted by law, the Owner shall defend, indemnify and hold harmless the Design-Builder, the Architect, Consultants, and Contractors, and employees of any of them, from and against claims, damages, losses and expenses, including but not limited to attorneys’ fees, arising out of or resulting from performance of the Work in the affected area, if in fact the material or substance presents the risk of bodily injury or death as described in Section 10.3.1 and has not been rendered harmless, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death, or to injury to, or destruction of, tangible property (other than the Work itself), except to the extent that such damage, loss or expense is due to the fault or negligence of the party seeking indemnity.

§ 10.3.4 The Owner shall not be responsible under this Section 10.3 for materials or substances the Design-Builder brings to the site unless such materials or substances are required by the Owner’s Criteria. The Owner shall be responsible for materials or substances required by the Owner’s Criteria, except to the extent of the Design-Builder’s fault or negligence in the use and handling of such materials or substances.

§ 10.3.5 The Design-Builder shall indemnify the Owner for the cost and expense the Owner incurs (1) for remediation of a material or substance the Design-Builder brings to the site and negligently handles, or (2) where the Design-Builder fails to perform its obligations under Section 10.3.1, except to the extent that the cost and expense are due to the Owner’s fault or negligence.

§ 10.3.6 If, without negligence on the part of the Design-Builder, the Design-Builder is held liable by a government agency for the cost of remediation of a hazardous material or substance solely by reason of performing Work as required by the Design-Build Documents, the Owner shall indemnify the Design-Builder for all cost and expense thereby incurred.

§ 10.4 Emergencies

In an emergency affecting safety of persons or property, the Design-Builder shall act, at the Design-Builder’s discretion, to prevent threatened damage, injury or loss.

ARTICLE 11 UNCOVERING AND CORRECTION OF CONSTRUCTION WORK

§ 11.1 Uncovering of Work

The Owner may request to examine a portion of the Construction Work that the Design-Builder has covered to determine if the Construction Work has been performed in accordance with the Design-Build Documents. If such

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Construction Work is in accordance with the Design-Build Documents, the Owner and Design-Builder shall execute a Change Order to adjust the Contract Time and Contract Sum, as appropriate. If such Construction Work is not in accordance with the Design-Build Documents, the costs of uncovering and correcting the Work shall be at the Design-Builder’s expense and the Design-Builder shall not be entitled to a change in the Contract Time unless the condition was caused by the Owner or a separate contractor in which event the Owner shall be responsible for payment of such costs and the Contract Time will be adjusted as appropriate.

§ 11.2 Correction of Work

§ 11.2.1 Before or After Substantial Completion. The Design-Builder shall promptly correct Construction Work rejected by the Owner or failing to conform to the requirements of the Design-Build Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Construction Work, including additional testing and inspections, the cost of uncovering and replacement, and compensation for any design consultant employed by the Owner whose expenses and compensation were made necessary thereby, shall be at the Design-Builder’s expense.

§ 11.2.2 After Substantial Completion

§ 11.2.2.1 In addition to the Design-Builder’s obligations under Section 3.1.12, if, within one year after the date of Substantial Completion of the Construction Work or designated portion thereof or after the date for commencement of warranties established under Section 9.9.1, or by terms of an applicable special warranty required by the Design-Build Documents, any of the Work is found not to be in accordance with the requirements of the Design-Build Documents, the Design-Builder shall correct it promptly after receipt of written notice from the Owner to do so unless the Owner has previously given the Design-Builder a written acceptance of such condition. The Owner shall give such notice promptly after discovery of the condition. During the one-year period for correction of the Construction Work, if the Owner fails to notify the Design-Builder and give the Design-Builder an opportunity to make the correction, the Owner waives the rights to require correction by the Design-Builder and to make a claim for breach of warranty. If the Design-Builder or its subcontractor fails to correct nonconforming Construction Work within a reasonable time during that period after receipt of notice from the Owner, the Owner may correct it in accordance with Section 7.9.

§ 11.2.2.2 The one-year period for correction of Construction Work shall be extended with respect to portions of Work first performed after Substantial Completion by the period of time between Substantial Completion and the actual completion of that portion of the Work.

§ 11.2.2.3 The one-year period for correction of Construction Work shall not be extended by corrective Work performed by the Design-Builder pursuant to this Section 11.2.

§ 11.2.3 The Design-Builder shall remove from the site portions of the Work that are not in accordance with the requirements of the Design-Build Documents and are neither corrected by the Design-Builder nor accepted by the Owner.

§ 11.2.4 The Design-Builder shall bear the cost of correcting destroyed or damaged construction of the Owner or separate contractors, whether completed or partially completed, caused by the Design-Builder’s correction or removal of Work that is not in accordance with the requirements of the Design-Build Documents.

§ 11.2.5 Nothing contained in this Section 11.2 shall be construed to establish a period of limitation with respect to other obligations the Design-Builder has under the Design-Build Documents. Establishment of the one-year period for correction of Work as described in Section 11.2.2 relates only to the specific obligation of the Design-Builder to correct the Work, and has no relationship to the time within which the obligation to comply with the Design-Build Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Design-Builder’s liability with respect to the Design-Builder’s obligations other than specifically to correct the Work.

§ 11.3 Acceptance of Nonconforming Work

If the Owner prefers to accept Construction Work that is not in accordance with the requirements of the Design-Build Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

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ARTICLE 12 COPYRIGHTS AND LICENSES

§ 12.1 Drawings, specifications, and other documents furnished by or through the Design-Builder, including those in electronic form, are Instruments of Service. The Design-Builder, and the Architect, Consultants, Contractors, and any other person or entity providing services or work for any of them, shall be deemed the authors and owners of their respective Instruments of Service, including the Drawings and Specifications, and shall retain all common law, statutory and other reserved rights, including copyrights. Submission or distribution of Instruments of Service to meet official regulatory requirements, or for similar purposes in connection with the Project, is not to be construed as publication in derogation of the reserved rights of the Design-Builder and the Architect, Consultants, and Contractors, and any other person or entity providing services or work for any of them.

§ 12.2 The Design-Builder and the Owner warrant that in transmitting Instruments of Service, or any other information, the transmitting party is the copyright owner of such information or has permission from the copyright owner to transmit such information for its use on the Project.

§ 12.3 Upon execution of the Agreement, the Design-Builder grants to the Owner a limited, irrevocable and non-exclusive license to use the Instruments of Service solely and exclusively for purposes of constructing, using, maintaining, altering and adding to the Project, provided that the Owner performs its obligations, including prompt payment of all sums when due, under the Design-Build Documents. The license granted under this section permits the Owner to authorize its consultants and separate contractors to reproduce applicable portions of the Instruments of Service solely and exclusively for use in performing services or construction for the Project. If the Design-Builder rightfully terminates this Agreement for cause as provided in Section 13.1.4 or 13.2.1 the license granted in this Section 12.3 shall terminate.

§ 12.3.1 The Design-Builder shall obtain non-exclusive licenses from the Architect, Consultants, and Contractors, that will allow the Design-Builder to satisfy its obligations to the Owner under this Article 12. The Design-Builder’s licenses from the Architect and its Consultants and Contractors shall also allow the Owner, in the event this Agreement is terminated for any reason other than the default of the Owner or in the event the Design-Builder’s Architect, Consultants, or Contractors terminate their agreements with the Design-Builder for cause, to obtain a limited, irrevocable and non-exclusive license solely and exclusively for purposes of constructing, using, maintaining, altering and adding to the Project, provided that the Owner (1) agrees to pay to the Architect, Consultant or Contractor all amounts due, and (2) provide the Architect, Consultant or Contractor with the Owner’s written agreement to indemnify and hold harmless the Architect, Consultant or Contractor from all costs and expenses, including the cost of defense, related to claims and causes of action asserted by any third person or entity to the extent such costs and expenses arise from the Owner’s alteration or use of the Instruments of Service.

§ 12.3.2 In the event the Owner alters the Instruments of Service without the author’s written authorization or uses the Instruments of Service without retaining the authors of the Instruments of Service, the Owner releases the Design-Builder, Architect, Consultants, Contractors and any other person or entity providing services or work for any of them, from all claims and causes of action arising from or related to such uses. The Owner, to the extent permitted by law, further agrees to indemnify and hold harmless the Design-Builder, Architect, Consultants, Contractors and any other person or entity providing services or work for any of them, from all costs and expenses, including the cost of defense, related to claims and causes of action asserted by any third person or entity to the extent such costs and expenses arise from the Owner’s alteration or use of the Instruments of Service under this Section 12.3.2. The terms of this Section 12.3.2 shall not apply if the Owner rightfully terminates this Agreement for cause under Sections 13.1.4 or 13.2.2.

ARTICLE 13 TERMINATION OR SUSPENSION

§ 13.1 Termination or Suspension Prior to Execution of the Design-Build Amendment

§ 13.1.1 If the Owner fails to make payments to the Design-Builder for Work prior to execution of the Design-Build Amendment in accordance with this Agreement, such failure shall be considered substantial nonperformance and cause for termination or, at the Design-Builder’s option, cause for suspension of performance of services under this Agreement. If the Design-Builder elects to suspend the Work, the Design-Builder shall give seven days’ written notice to the Owner before suspending the Work. In the event of a suspension of the Work, the Design-Builder shall have no liability to the Owner for delay or damage caused by the suspension of the Work. Before resuming the Work, the Design-Builder shall be paid all sums due prior to suspension and any expenses incurred in the interruption and resumption of the Design-Builder’s Work. The Design-Builder’s compensation for, and time to complete, the remaining Work shall be equitably adjusted.

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§ 13.1.2 If the Owner suspends the Project, the Design-Builder shall be compensated for the Work performed prior to notice of such suspension. When the Project is resumed, the Design-Builder shall be compensated for expenses incurred in the interruption and resumption of the Design-Builder’s Work. The Design-Builder’s compensation for, and time to complete, the remaining Work shall be equitably adjusted.

§ 13.1.3 If the Owner suspends the Project for more than 90 cumulative days for reasons other than the fault of the Design-Builder, the Design-Builder may terminate this Agreement by giving not less than seven days’ written notice.

§ 13.1.4 Either party may terminate this Agreement upon not less than seven days’ written notice should the other party fail substantially to perform in accordance with the terms of this Agreement through no fault of the party initiating the termination.

§ 13.1.5 The Owner may terminate this Agreement upon not less than seven days’ written notice to the Design Builder for the Owner’s convenience and without cause.

§ 13.1.6 In the event of termination not the fault of the Design-Builder, the Design-Builder shall be compensated for Work performed prior to termination, together with Reimbursable Expenses then due and any other expenses directly attributable to termination for which the Design-Builder is not otherwise compensated. In no event shall the Design-Builder’s compensation under this Section 13.1.6 be greater than the compensation set forth in Section 2.1.

§ 13.2 Termination or Suspension Following Execution of the Design-Build Amendment

§ 13.2.1 Termination by the Design-Builder

§ 13.2.1.1 The Design-Builder may terminate the Contract if the Work is stopped for a period of 30 consecutive days through no act or fault of the Design-Builder, the Architect, a Consultant, or a Contractor, or their agents or employees, or any other persons or entities performing portions of the Work under direct or indirect contract with the Design-Builder, for any of the following reasons:

.1	Issuance of an order of a court or other public authority having jurisdiction that requires all Work to be stopped;
.2	An act of government, such as a declaration of national emergency that requires all Work to be stopped;
.3

Because the Owner has not issued a Certificate for Payment and has not notified the Design-Builder of the reason for withholding certification as provided in Section 9.5.1, or because the Owner has not made payment on a Certificate for Payment within the time stated in the Design-Build Documents; or

.4	The Owner has failed to furnish to the Design-Builder promptly, upon the Design-Builder’s request, reasonable evidence as required by Section 7.2.7.

§ 13.2.1.2 The Design-Builder may terminate the Contract if, through no act or fault of the Design-Builder, the Architect, a Consultant, a Contractor, or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Design-Builder, repeated suspensions, delays or interruptions of the entire Work by the Owner as described in Section 13.2.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less.

§ 13.2.1.3 If one of the reasons described in Section 13.2.1.1 or 13.2.1.2 exists, the Design-Builder may, upon seven days’ written notice to the Owner, terminate the Contract and recover from the Owner payment for Work executed, including reasonable overhead and profit, costs incurred by reason of such termination, and damages.

§ 13.2.1.4 If the Work is stopped for a period of 60 consecutive days through no act or fault of the Design-Builder or any other persons or entities performing portions of the Work under contract with the Design-Builder because the Owner has repeatedly failed to fulfill the Owner’s obligations under the Design-Build Documents with respect to matters important to the progress of the Work, the Design-Builder may, upon seven additional days’ written notice to the Owner, terminate the Contract and recover from the Owner as provided in Section 13.2.1.3.

§ 13.2.2 Termination by the Owner For Cause

§ 13.2.2.1 The Owner may, after seven (7) days written notice to the Design-Builder, and the subsequent failure of the Design-Builder to diligently commence the cure of its nonconforming performance, terminate the Contract if the Design-Builder

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.1	fails to submit the Proposal by the date required by this Agreement, or if no date is indicated, within a reasonable time consistent with the date of Substantial Completion;
.2	repeatedly refuses or fails to supply an Architect, or enough properly skilled Consultants, Contractors, or workers or proper materials;
.3	fails to make payment to the Architect, Consultants, or Contractors for services, materials or labor in accordance with their respective agreements with the Design-Builder;
.4	repeatedly disregards applicable laws, statutes, ordinances, codes, rules and regulations, or lawful orders of a public authority; or
.5	is otherwise guilty of substantial breach of a provision of the Design-Build Documents.

§ 13.2.2.2 When any of the above reasons exist, the Owner may without prejudice to any other rights or remedies of the Owner and after giving the Design-Builder and the Design-Builder’s surety, if any, seven days’ written notice, terminate employment of the Design-Builder and may, subject to any prior rights of the surety:

.1	Exclude the Design-Builder from the site and take possession of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Design-Builder;
.2	Accept assignment of the Architect, Consultant and Contractor agreements pursuant to Section 3.1.15; and
.3

Finish the Work by whatever reasonable method the Owner may deem expedient. Upon written request of the Design-Builder, the Owner shall furnish to the Design-Builder a detailed accounting of the costs incurred by the Owner in finishing the Work.

§ 13.2.2.3 When the Owner terminates the Contract for one of the reasons stated in Section 1 3.2.2.1, the Design-Builder shall not be entitled to receive further payment until the Work is finished.

§ 13.2.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Design-Builder. If such costs and damages exceed the unpaid balance, the Design-Builder shall pay the difference to the Owner. The obligation for such payments shall survive termination of the Contract.

§ 13.2.3 Suspension by the Owner for Convenience

§ 13.2.3.1 The Owner may, without cause, order the Design-Builder in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Owner may determine.

§ 13.2.3.2 The Contract Sum and Contract Time shall be adjusted for increases in the cost and time caused by suspension, delay or interruption as described in Section 13.2.3.1. Adjustment of the Contract Sum shall include profit. No adjustment shall be made to the extent

.1	that performance is, was or would have been so suspended, delayed or interrupted by another cause for which the Design-Builder is responsible; or
.2	that an equitable adjustment is made or denied under another provision of the Contract.

§ 13.2.4 Termination by the Owner for Convenience

§ 13.2.4.1 The Owner may, at any time, terminate the Contract for the Owner’s convenience and without cause.

§ 13.2.4.2 Upon receipt of written notice from the Owner of such termination for the Owner’s convenience, the Design-Builder shall

.1	cease operations as directed by the Owner in the notice;
.2	take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and,
.3

except for Work directed to be performed prior to the effective date of termination stated in the notice, terminate all existing Project agreements, including agreements with the Architect, Consultants, Contractors, and purchase orders, and enter into no further Project agreements and purchase orders.

§ 13.2.4.3 In case of such termination for the Owner’s convenience, the Design-Builder shall be entitled to receive payment for Work executed, and costs incurred by reason of such termination, along with reasonable overhead and profit on the Work not executed.

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ARTICLE 14 CLAIMS AND DISPUTE RESOLUTION

§ 14.1 Claims

§ 14.1.1 Definition. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, payment of money, or other relief with respect to the terms of the Contract. The term “Claim” also includes other disputes and matters in question between the Owner and Design-Builder arising out of or relating to the Contract. The responsibility to substantiate Claims shall rest with the party making the Claim.

§ 14.1.2 Time Limits on Claims. The Owner and Design-Builder shall commence all claims and causes of action, whether in contract, tort, breach of warranty or otherwise, against the other, arising out of or related to the Contract in accordance with the requirements of the binding dispute resolution method selected in Section 1.3, within the time period specified by applicable law, but in any case not more than 10 years after the date of Substantial Completion of the Work. The Owner and Design-Builder waive all claims and causes of action not commenced in accordance with this Section 14.1.2.

§ 14.1.3 Notice of Claims

§ 14.1.3.1 Prior To Final Payment. Prior to Final Payment, Claims by either the Owner or Design-Builder must be initiated by written notice to the other party within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later.

§ 14.1.3.2 Claims Arising After Final Payment. After Final Payment, Claims by either the Owner or Design-Builder that have not otherwise been waived pursuant to Sections 9.10.4 or 9.10.5, must be initiated by prompt written notice to the other party. The notice requirement in Section 14.1.3.1 and the Initial Decision requirement as a condition precedent to mediation in Section 14.2.1 shall not apply.

§ 14.1.4 Continuing Contract Performance. Pending final resolution of a Claim, except as otherwise agreed in writing or as provided in Section 9.7 and Article 13, the Design-Builder shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Design-Build Documents.

§ 14.1.5 Claims for Additional Cost. If the Design-Builder intends to make a Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the portion of the Work that relates to the Claim. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Section 10.4.

§ 14.1.6 Claims for Additional Time

§ 14.1.6.1 If the Design-Builder intends to make a Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Design-Builder’s Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay, only one Claim is necessary.

§ 14.1.6.2 If adverse weather conditions are the basis for a Claim for additional time, such Claim shall be documented by data substantiating that weather conditions were abnormal for the period of time, could not have been reasonably anticipated, and had an adverse effect on the scheduled construction.

§ 14.1.7 Claims for Consequential Damages

The Design-Builder and Owner waive Claims against each other for consequential damages arising out of or relating to this Contract. This mutual waiver includes

.1

damages incurred by the Owner for rental expenses, for losses of use, income, profit, financing, business and reputation, and for loss of management or employee productivity or of the services of such persons; and

.2

damages incurred by the Design-Builder for principal office expenses including the compensation of personnel stationed there, for losses of financing, business and reputation, and for loss of profit except anticipated profit arising directly from the Work.

This mutual waiver is also applicable, without limitation, to all consequential damages due to either party’s termination in accordance with Article 13.

§ 14.2 Initial Decision

§ 14.2.1 An initial decision shall be required as a condition precedent to mediation of all Claims between the Owner and Design-Builder initiated prior to the date final payment is due, excluding those arising under Sections 10.3 and

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10.4 of the Agreement and Sections B.3.2.9 and B.3.2.10 of Exhibit B to this Agreement, unless 30 days have passed after the Claim has been initiated with no decision having been rendered. Unless otherwise mutually agreed in writing, the Owner shall render the initial decision on Claims.

§ 14.2.2 Procedure

§ 14.2.2.1 Claims Initiated by the Owner. If the Owner initiates a Claim, the Design-Builder shall provide a written response to Owner within ten days after receipt of the notice required under Section 14.1.3.1. Thereafter, the Owner shall render an initial decision within ten days of receiving the Design-Builder’s response: (1) withdrawing the Claim in whole or in part, (2) approving the Claim in whole or in part, or (3) suggesting a compromise.

§ 14.2.2.2 Claims Initiated by the Design-Builder. If the Design-Builder initiates a Claim, the Owner will take one or more of the following actions within ten days after receipt of the notice required under Section 14.1.3.1: (1) request additional supporting data, (2) render an initial decision rejecting the Claim in whole or in part, (3) render an initial decision approving the Claim, (4) suggest a compromise or (5) indicate that it is unable to render an initial decision because the Owner lacks sufficient information to evaluate the merits of the Claim.

§ 14.2.3 In evaluating Claims, the Owner may, but shall not be obligated to, consult with or seek information from persons with special knowledge or expertise who may assist the Owner in rendering a decision. The retention of such persons shall be at the Owner’s expense.

§ 14.2.4 If the Owner requests the Design-Builder to provide a response to a Claim or to furnish additional supporting data, the Design-Builder shall respond, within ten days after receipt of such request, and shall either (1) provide a response on the requested supporting data, (2) advise the Owner when the response or supporting data will be furnished or (3) advise the Owner that no supporting data will be furnished. Upon receipt of the response or supporting data, if any, the Owner will either reject or approve the Claim in whole or in part.

§ 14.2.5 The Owner’s initial decision shall (1) be in writing; (2) state the reasons therefor; and (3) identify any change in the Contract Sum or Contract Time or both. The initial decision shall be final and binding on the parties but subject to mediation and, if the parties fail to resolve their dispute through mediation, to binding dispute resolution.

§ 14.2.6 Either party may file for mediation of an initial decision at any time, subject to the terms of Section 14.2.6.1.

§ 14.2.6.1 Either party may, within 30 days from the date of an initial decision, demand in writing that the other party file for mediation within 60 days of the initial decision. If such a demand is made and the party receiving the demand fails to file for mediation within the time required, then both parties waive their rights to mediate or pursue binding dispute resolution proceedings with respect to the initial decision.

§ 14.2.7 In the event of a Claim against the Design-Builder, the Owner may, but is not obligated to, notify the surety, if any, of the nature and amount of the Claim. If the Claim relates to a possibility of a Design-Builder’s default, the Owner may, but is not obligated to, notify the surety and request the surety’s assistance in resolving the controversy.

§ 14.2.8 If a Claim relates to or is the subject of a mechanic’s lien, the party asserting such Claim may proceed in accordance with applicable law to comply with the lien notice or filing deadlines.

§ 14.3 Mediation

§ 14.3.1 Claims, disputes, or other matters in controversy arising out of or related to the Contract, except those waived as provided for in Sections 9.10.4, 9.10.5, and 14.1.7, shall be subject to mediation as a condition precedent to binding dispute resolution.

§ 14.3.2 The parties shall endeavor to resolve their Claims by mediation which, unless the parties mutually agree otherwise, shall be administered by the American Arbitration Association in accordance with its Construction Industry Mediation Procedures in effect on the date of the Agreement. A request for mediation shall be made in writing, delivered to the other party to the Contract, and filed with the person or entity administering the mediation. The request may be made concurrently with the filing of binding dispute resolution proceedings but, in such event, mediation shall proceed in advance of binding dispute resolution proceedings, which shall be stayed pending mediation for a period of 60 days from the date of filing, unless stayed for a longer period by agreement of the

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parties or court order. If an arbitration proceeding is stayed pursuant to this Section 14.3.2, the parties may nonetheless proceed to the selection of the arbitrator(s) and agree upon a schedule for later proceedings.

§ 14.3.3 The parties shall share the mediator’s fee and any filing fees equally. The mediation shall be held in the place where the Project is located, unless another location is mutually agreed upon. Agreements reached in mediation shall be enforceable as settlement agreements in any court having jurisdiction.

§ 14.4 Arbitration

§ 14.4.1 If the parties have selected arbitration as the method for binding dispute resolution in Section 1.3, any Claim subject to, but not resolved by, mediation shall be subject to arbitration which, unless the parties mutually agree otherwise, shall be administered by the American Arbitration Association in accordance with its Construction Industry Arbitration Rules in effect on the date of the Agreement. A demand for arbitration shall be made in writing, delivered to the other party to the Contract, and filed with the person or entity administering the arbitration. The party filing a notice of demand for arbitration must assert in the demand all Claims then known to that party on which arbitration is permitted to be demanded.

§ 14.4.1.1 A demand for arbitration shall be made no earlier than concurrently with the filing of a request for mediation, but in no event shall it be made after the date when the institution of legal or equitable proceedings based on the Claim would be barred by the applicable statute of limitations or statute of repose. For statute of limitations or statute of repose purposes, receipt of a written demand for arbitration by the person or entity administering the arbitration shall constitute the institution of legal or equitable proceedings based on the Claim.

§ 14.4.2 The award rendered by the arbitrator or arbitrators shall be final, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction.

§ 14.4.3 The foregoing agreement to arbitrate, and other agreements to arbitrate with an additional person or entity duly consented to by parties to the Agreement, shall be specifically enforceable under applicable law in any court having jurisdiction thereof.

§ 14.4.4 Consolidation or Joinder

§ 14.4.4.1 Either party, at its sole discretion, may consolidate an arbitration conducted under this Agreement with any other arbitration to which it is a party provided that (1) the arbitration agreement governing the other arbitration permits consolidation, (2) the arbitrations to be consolidated substantially involve common questions of law or fact, and (3) the arbitrations employ materially similar procedural rules and methods for selecting arbitrator(s).

§ 14.4.4.2 Either party, at its sole discretion, may include by joinder persons or entities substantially involved in a common question of law or fact whose presence is required if complete relief is to be accorded in arbitration, provided that the party sought to be joined consents in writing to such joinder. Consent to arbitration involving an additional person or entity shall not constitute consent to arbitration of any claim, dispute or other matter in question not described in the written consent.

§ 14.4.4.3 The Owner and Design-Builder grant to any person or entity made a party to an arbitration conducted under this Section 14.4, whether by joinder or consolidation, the same rights of joinder and consolidation as the Owner and Design-Builder under this Agreement.

ARTICLE 15 MISCELLANEOUS PROVISIONS

§ 15.1 Governing Law

The Contract shall be governed by the law of the place where the Project is located except that, if the parties have selected arbitration as the method of binding dispute resolution, the Federal Arbitration Act shall govern Section 14.4.

§ 15.2 Successors and Assigns

§ 15.2.1 The Owner and Design-Builder, respectively, bind themselves, their partners, successors, assigns and legal representatives to the covenants, agreements and obligations contained in the Design-Build Documents. Except as provided in Section 15.2.2, neither party to the Contract shall assign the Contract as a whole without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

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§ 15.2.2 The Owner may, without consent of the Design-Builder, assign the Contract to a lender providing construction financing for the Project, if the lender assumes the Owner’s rights and obligations under the Design-Build Documents. The Design-Builder shall execute all consents reasonably required to facilitate such assignment.

§ 15.2.3 If the Owner requests the Design-Builder, Architect, Consultants, or Contractors to execute certificates, other than those required by Section 3.1.10, the Owner shall submit the proposed language of such certificates for review at least 14 days prior to the requested dates of execution. If the Owner requests the Design-Builder, Architect, Consultants, or Contractors to execute consents reasonably required to facilitate assignment to a lender, the Design-Builder, Architect, Consultants, or Contractors shall execute all such consents that are consistent with this Agreement, provided the proposed consent is submitted to them for review at least 14 days prior to execution. The Design-Builder, Architect, Consultants, and Contractors shall not be required to execute certificates or consents that would require knowledge, services or responsibilities beyond the scope of their services.

§ 15.3 Written Notice

Written notice shall be deemed to have been duly served if delivered in person to the individual, to a member of the firm or entity, or to an officer of the corporation for which it was intended; or if delivered at, or sent by registered or certified mail or by courier service providing proof of delivery to, the last business address known to the party giving notice.

§ 15.4 Rights and Remedies

§ 15.4.1 Duties and obligations imposed by the Design-Build Documents, and rights and remedies available thereunder, shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

§ 15.4.2 No action or failure to act by the Owner or Design-Builder shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

§ 15.5 Tests and Inspections

§ 15.5.1 Tests, inspections and approvals of portions of the Construction Work shall be made as required by the Design-Build Documents and by applicable laws, statutes, ordinances, codes, rules and regulations or lawful orders of public authorities. Unless otherwise provided, the Design-Builder shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity acceptable to the Owner, or with the appropriate public authority, and shall bear all related costs of tests, inspections and approvals. The Design-Builder shall give the Owner timely notice of when and where tests and inspections are to be made so that the Owner may be present for such procedures. The Owner shall bear costs of (1) tests, inspections or approvals that do not become requirements until after bids are received or negotiations concluded, and (2) tests, inspections or approvals where building codes or applicable laws or regulations prohibit the Owner from delegating their cost to the Design-Builder.

§ 15.5.2 If the Owner determines that portions of the Construction Work require additional testing, inspection or approval not included under Section 15.5.1, the Owner will instruct the Design-Builder to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Design-Builder shall give timely notice to the Owner of when and where tests and inspections are to be made so that the Owner may be present for such procedures. Such costs, except as provided in Section 15.5.3, shall be at the Owner’s expense.

§ 15.5.3 If such procedures for testing, inspection or approval under Sections 15.5.1 and 15.5.2 reveal failure of the portions of the Construction Work to comply with requirements established by the Design-Build Documents, all costs made necessary by such failure shall be at the Design-Builder’s expense.

§ 15.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Design-Build Documents, be secured by the Design-Builder and promptly delivered to the Owner.

§ 15.5.5 If the Owner is to observe tests, inspections or approvals required by the Design-Build Documents, the Owner will do so promptly and, where practicable, at the normal place of testing.

§ 15.5.6 Tests or inspections conducted pursuant to the Design-Build Documents shall be made promptly to avoid unreasonable delay in the Work.

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§ 15.6 Confidential Information

If the Owner or Design-Builder transmits Confidential Information, the transmission of such Confidential Information constitutes a warranty to the party receiving such Confidential Information that the transmitting party is authorized to transmit the Confidential Information. If a party receives Confidential Information, the receiving party shall keep the Confidential Information strictly confidential and shall not disclose it to any other person or entity except as set forth in Section 15.6.1.

§ 15.6.1 A party receiving Confidential Information may disclose the Confidential Information as required by law or court order, including a subpoena or other form of compulsory legal process issued by a court or governmental entity. A party receiving Confidential Information may also disclose the Confidential Information to its employees, consultants or contractors in order to perform services or work solely and exclusively for the Project, provided those employees, consultants and contractors are subject to the restrictions on the disclosure and use of Confidential Information as set forth in this Contract.

§ 15.7 Capitalization

Terms capitalized in the Contract include those that are (1) specifically defined, (2) the titles of numbered articles or (3) the titles of other documents published by the American Institute of Architects.

§ 15.8 Interpretation

§ 15.8.1 In the interest of brevity the Design-Build Documents frequently omit modifying words such as “all” and “any” and articles such as “the” and “an,” but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

§ 15.8.2 Unless otherwise stated in the Design-Build Documents, words which have well-known technical or construction industry meanings are used in the Design-Build Documents in accordance with such recognized meanings.

ARTICLE 16 SCOPE OF THE AGREEMENT

§ 16.1 This Agreement is comprised of the following documents listed below:

.1	AIA Document A141™–2014, Standard Form of Agreement Between Owner and Design-Builder
.2	AIA Document A141™–2014, Exhibit A, Design-Build Amendment, if executed
.3	AIA Document A141™–2014, Exhibit B, Insurance and Bonds
.4	AIA Document A141™–2014, Exhibit C, Sustainable Projects, if completed
.5	AIA Document E203™–2013, Building Information Modeling and Digital Data Exhibit, if completed, or the following:

« »

.6	Other:

« »

This Agreement entered into as of the day and year first written above.

OWNER (Signature)	DESIGN-BUILDER (Signature)
« »« »	« »« »
(Printed name and title)	(Printed name and title)

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AIA® Document A141™ – 2014

Exhibit A

Design-Build Amendment

This Amendment is incorporated into the accompanying AIA Document A141™–2014, Standard Form of Agreement Between Owner and Design-Builder dated the « » day of « » in the year « » (the “Agreement”)

(In words, indicate day, month and year.)

for the following PROJECT:

(Name and location or address)

«Sample»

« »

THE OWNER:

(Name, legal status and address)

« »« »

« »

THE DESIGN-BUILDER:

(Name, legal status and address)

« »« »

« »

The Owner and Design-Builder hereby amend the Agreement as follows.

TABLE OF ARTICLES

A.1CONTRACT SUM

A.2CONTRACT TIME

A.3INFORMATION UPON WHICH AMENDMENT IS BASED

A.4DESIGN-BUILDER’S PERSONNEL, CONTRACTORS AND SUPPLIERS

A.5COST OF THE WORK

ARTICLE A.1 CONTRACT SUM

§ A.1.1 The Owner shall pay the Design-Builder the Contract Sum in current funds for the Design-Builder’s performance of the Contract after the execution of this Amendment. The Contract Sum shall be one of the following and shall not include compensation the Owner paid the Design-Builder for Work performed prior to execution of this Amendment:

(Check the appropriate box.)

[  «  » ] Stipulated Sum, in accordance with Section A.1.2 below

[  «  » ] Cost of the Work plus the Design-Builder’s Fee, in accordance with Section A.1.3 below

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion. The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed.

This document has important legal consequences. Consultation with an attorney is encouraged with respect to its completion or modification.

Consultation with an attorney is also encouraged with respect to professional licensing requirements in the jurisdiction where the Project is located.

ELECTRONIC COPYING of any

portion of this AIA® Document to another electronic file is prohibited and constitutes a violation of copyright laws as set forth in the footer of this document.

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[  «  » ] Cost of the Work plus the Design-Builder’s Fee with a Guaranteed Maximum Price, in accordance with Section A.1.4 below

(Based on the selection above, complete Section A.1.2, A.1.3 or A.1.4 below.)

§ A.1.2 Stipulated Sum

§ A.1.2.1 The Stipulated Sum shall be « » ($ «  »  ), subject to authorized adjustments as provided in the Design-Build Documents.

§ A.1.2.2 The Stipulated Sum is based upon the following alternates, if any, which are described in the Design-Build Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates. If the Owner is permitted to accept other alternates subsequent to the execution of this Amendment, attach a schedule of such other alternates showing the change in Stipulated Sum for each and the deadline by which the alternate must be accepted.)

« »

§ A.1.2.3 Unit prices, if any:

(Identify item, state the unit price, and state any applicable quantity limitations.)

Item	Units and Limitations	Price per Unit ($0.00)

§ A.1.3 Cost of the Work Plus Design-Builder’s Fee

§ A.1.3.1 The Cost of the Work is as defined in Article A.5, Cost of the Work.

§ A.1.3.2 The Design-Builder’s Fee:

(State a lump sum, percentage of Cost of the Work or other provision for determining the Design-Builder’s Fee, and the method for adjustment to the Fee for changes in the Work.)

«  »

§ A.1.4 Cost of the Work Plus Design-Builder’s Fee With a Guaranteed Maximum Price

§ A.1.4.1 The Cost of the Work is as defined in Article A.5, Cost of the Work.

§ A.1.4.2 The Design-Builder’s Fee:

(State a lump sum, percentage of Cost of the Work or other provision for determining the Design-Builder’s Fee and the method for adjustment to the Fee for changes in the Work.)

«  »

§ A.1.4.3 Guaranteed Maximum Price

§ A.1.4.3.1 The sum of the Cost of the Work and the Design-Builder’s Fee is guaranteed by the Design-Builder not to exceed « » ($ «  »  ), subject to additions and deductions for changes in the Work as provided in the Design-Build Documents. Costs that would cause the Guaranteed Maximum Price to be exceeded shall be paid by the Design-Builder without reimbursement by the Owner.

(Insert specific provisions if the Design-Builder is to participate in any savings.)

«  »

§ A.1.4.3.2 Itemized Statement of the Guaranteed Maximum Price

Provided below is an itemized statement of the Guaranteed Maximum Price organized by trade categories, allowances, contingencies, alternates, the Design-Builder’s Fee, and other items that comprise the Guaranteed Maximum Price.

(Provide information below or reference an attachment.)

«  »

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§ A.1.4.3.3 The Guaranteed Maximum Price is based on the following alternates, if any, which are described in the Design-Build Documents and are hereby accepted by the Owner:

(State the numbers or other identification of accepted alternates. If the Owner is permitted to accept other alternates subsequent to the execution of this Amendment, attach a schedule of such other alternates showing the change in the Cost of the Work and Guaranteed Maximum Price for each and the deadline by which the alternate must be accepted.)

« »

§ A.1.4.3.4 Unit Prices, if any:

(Identify item, state the unit price, and state any applicable quantity limitations.)

Item	Units and Limitations	Price per Unit ($0.00)

§ A.1.4.3.5 Assumptions, if any, on which the Guaranteed Maximum Price is based:

« »

§ A.1.5 Payments

§ A.1.5.1 Progress Payments

§ A.1.5.1.1 Based upon Applications for Payment submitted to the Owner by the Design-Builder, the Owner shall make progress payments on account of the Contract Sum to the Design-Builder as provided below and elsewhere in the Design-Build Documents.

§ A.1.5.1.2 The period covered by each Application for Payment shall be one calendar month ending on the last day of the month, or as follows:

«  »

§ A.1.5.1.3 Provided that an Application for Payment is received not later than the « » day of the month, the Owner shall make payment of the certified amount to the Design-Builder not later than the « » day of the « » month. If an Application for Payment is received by the Owner after the application date fixed above, payment shall be made by the Owner not later than « » (  «  » ) days after the Owner receives the Application for Payment.

(Federal, state or local laws may require payment within a certain period of time.)

§ A.1.5.1.4 With each Application for Payment where the Contract Sum is based upon the Cost of the Work, or the Cost of the Work with a Guaranteed Maximum Price, the Design-Builder shall submit payrolls, petty cash accounts, receipted invoices or invoices with check vouchers attached, and any other evidence required by the Owner to demonstrate that cash disbursements already made by the Design-Builder on account of the Cost of the Work equal or exceed (1) progress payments already received by the Design-Builder, less (2) that portion of those payments attributable to the Design-Builder’s Fee; plus (3) payrolls for the period covered by the present Application for Payment.

§ A.1.5.1.5 With each Application for Payment where the Contract Sum is based upon a Stipulated Sum or Cost of the Work with a Guaranteed Maximum Price, the Design-Builder shall submit the most recent schedule of values in accordance with the Design-Build Documents. The schedule of values shall allocate the entire Contract Sum among the various portions of the Work. Compensation for design services, if any, shall be shown separately. Where the Contract Sum is based on the Cost of the Work with a Guaranteed Maximum Price, the Design-Builder’s Fee shall be shown separately. The schedule of values shall be prepared in such form and supported by such data to substantiate its accuracy as the Owner may require. This schedule of values, unless objected to by the Owner, shall be used as a basis for reviewing the Design-Builder’s Applications for Payment.

§ A.1.5.1.6 In taking action on the Design-Builder’s Applications for Payment, the Owner shall be entitled to rely on the accuracy and completeness of the information furnished by the Design-Builder and shall not be deemed to have made a detailed examination, audit or arithmetic verification of the documentation submitted in accordance with Sections A.1.5.1.4 or A.1.5.1.5, or other supporting data; to have made exhaustive or continuous on-site inspections;

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or to have made examinations to ascertain how or for what purposes the Design-Builder has used amounts previously paid. Such examinations, audits and verifications, if required by the Owner, will be performed by the Owner’s auditors acting in the sole interest of the Owner.

§ A.1.5.1.7 Except with the Owner’s prior approval, the Design-Builder shall not make advance payments to suppliers for materials or equipment which have not been delivered and stored at the site.

§ A.1.5.2 Progress Payments—Stipulated Sum

§ A.1.5.2.1 Applications for Payment where the Contract Sum is based upon a Stipulated Sum shall indicate the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment.

§ A.1.5.2.2 Subject to other provisions of the Design-Build Documents, the amount of each progress payment shall be computed as follows:

.1

Take that portion of the Contract Sum properly allocable to completed Work as determined by multiplying the percentage completion of each portion of the Work by the share of the Contract Sum allocated to that portion of the Work in the schedule of values, less retainage of « » percent (  «  » %) on the Work. Pending final determination of cost to the Owner of Changes in the Work, amounts not in dispute shall be included as provided in Section 6.3.9 of the Agreement;

.2

Add that portion of the Contract Sum properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the completed construction (or, if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing), less retainage of « » percent (  «  » %);

.3	Subtract the aggregate of previous payments made by the Owner; and
.4	Subtract amounts, if any, the Owner has withheld or nullified, as provided in Section 9.5 of the Agreement.

§ A.1.5.2.3 The progress payment amount determined in accordance with Section A.1.5.2.2 shall be further modified under the following circumstances:

.1

Add, upon Substantial Completion of the Work, a sum sufficient to increase the total payments to the full amount of the Contract Sum, less such amounts as the Owner shall determine for incomplete Work, retainage applicable to such work and unsettled claims; and

(Section 9.8.6 of the Agreement discusses release of applicable retainage upon Substantial Completion of Work.)

.2	Add, if final completion of the Work is thereafter materially delayed through no fault of the Design-Builder, any additional amounts payable in accordance with Section 9.10.3 of the Agreement.

§ A.1.5.2.4 Reduction or limitation of retainage, if any, shall be as follows:

(If it is intended, prior to Substantial Completion of the entire Work, to reduce or limit the retainage resulting from the percentages inserted in Sections A.1.5.2.2.1 and A.1.5.2.2.2 above, and this is not explained elsewhere in the Design-Build Documents, insert provisions here for such reduction or limitation.)

«  »

§ A.1.5.3 Progress Payments—Cost of the Work Plus a Fee

§ A.1.5.3.1 Where the Contract Sum is based upon the Cost of the Work plus a fee without a Guaranteed Maximum Price, Applications for Payment shall show the Cost of the Work actually incurred by the Design-Builder through the end of the period covered by the Application for Payment and for which Design-Builder has made or intends to make actual payment prior to the next Application for Payment.

§ A.1.5.3.2 Subject to other provisions of the Design-Build Documents, the amount of each progress payment shall be computed as follows:

.1	Take the Cost of the Work as described in Article A.5 of this Amendment;
.2

Add the Design-Builder’s Fee, less retainage of « » percent (  «  » %). The Design-Builder’s Fee shall be computed upon the Cost of the Work described in the preceding Section A.1.5.3.2.1 at the rate stated in Section A.1.3.2; or if the Design-Builder’s Fee is stated as a fixed sum in that Section, an amount which bears the same ratio to that fixed-sum Fee as the Cost of the Work in that Section bears to a reasonable estimate of the probable Cost of the Work upon its completion;

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.3	Subtract retainage of « » percent ( « » %) from that portion of the Work that the Design-Builder self-performs;
.4	Subtract the aggregate of previous payments made by the Owner;
.5

Subtract the shortfall, if any, indicated by the Design-Builder in the documentation required by Section A.1.5.1.4 or resulting from errors subsequently discovered by the Owner’s auditors in such documentation; and

.6	Subtract amounts, if any, for which the Owner has withheld or withdrawn a Certificate of Payment as provided in the Section 9.5 of the Agreement.

§ A.1.5.3.3 The Owner and Design-Builder shall agree upon (1) a mutually acceptable procedure for review and approval of payments to the Architect, Consultants, and Contractors and (2) the percentage agreements with the Architect, Consultants, and Contractors, and the Design-Builder shall execute agreements in accordance with those terms.

§ A.1.5.4 Progress Payments—Cost of the Work Plus a Fee with a Guaranteed Maximum Price

§ A.1.5.4.1 Applications for Payment where the Contract Sum is based upon the Cost of the Work Plus a Fee with a Guaranteed Maximum Price shall show the percentage of completion of each portion of the Work as of the end of the period covered by the Application for Payment. The percentage of completion shall be the lesser of (1) the percentage of that portion of the Work which has actually been completed; or (2) the percentage obtained by dividing (a) the expense that has actually been incurred by the Design-Builder on account of that portion of the Work for which the Design-Builder has made or intends to make actual payment prior to the next Application for Payment by (b) the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values.

§ A.1.5.4.2 Subject to other provisions of the Design-Build Documents, the amount of each progress payment shall be computed as follows:

.1

Take that portion of the Guaranteed Maximum Price properly allocable to completed Work as determined by multiplying the percentage of completion of each portion of the Work by the share of the Guaranteed Maximum Price allocated to that portion of the Work in the schedule of values. Pending final determination of cost to the Owner of changes in the Work, amounts not in dispute shall be included as provided in Section 6.3.9 of the Agreement.

.2

Add that portion of the Guaranteed Maximum Price properly allocable to materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work, or if approved in advance by the Owner, suitably stored off the site at a location agreed upon in writing;

.3

Add the Design-Builder’s Fee, less retainage of « » percent (  «  » %). The Design-Builder’s Fee shall be computed upon the Cost of the Work at the rate stated in Section A.1.4.2 or, if the Design-Builder’s Fee is stated as a fixed sum in that Section, shall be an amount that bears the same ratio to that fixed-sum fee as the Cost of the Work bears to a reasonable estimate of the probable Cost of the Work upon its completion;

.4	Subtract retainage of « » percent ( « » %) from that portion of the Work that the Design-Builder self-performs;
.5	Subtract the aggregate of previous payments made by the Owner;
.6

Subtract the shortfall, if any, indicated by the Design-Builder in the documentation required by Section A.1.5.1.4 to substantiate prior Applications for Payment, or resulting from errors subsequently discovered by the Owner’s auditors in such documentation; and

.7	Subtract amounts, if any, for which the Owner has withheld or nullified a payment as provided in Section 9.5 of the Agreement.

§ A.1.5.4.3 The Owner and Design-Builder shall agree upon (1) a mutually acceptable procedure for review and approval of payments to the Architect, Consultants, and Contractors and (2) the percentage of retainage held on agreements with the Architect, Consultants, and Contractors; and the Design-Builder shall execute agreements in accordance with those terms.

§ A.1.5.5 Final Payment

§ A.1.5.5.1 Final payment, constituting the entire unpaid balance of the Contract Sum, shall be made by the Owner to the Design-Builder not later than 30 days after the Design-Builder has fully performed the Contract and the requirements of Section 9.10 of the Agreement have been satisfied, except for the Design-Builder’s responsibility to

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correct non-conforming Work discovered after final payment or to satisfy other requirements, if any, which extend beyond final payment.

§ A.1.5.5.2 If the Contract Sum is based on the Cost of the Work, the Owner’s auditors will review and report in writing on the Design-Builder’s final accounting within 30 days after the Design-Builder delivers the final accounting to the Owner. Based upon the Cost of the Work the Owner’s auditors report to be substantiated by the Design-Builder’s final accounting, and provided the other conditions of Section 9.10 of the Agreement have been met, the Owner will, within seven days after receipt of the written report of the Owner’s auditors, either issue a final Certificate for Payment, or notify the Design-Builder in writing of the reasons for withholding a certificate as provided in Section 9.5.1 of the Agreement.

ARTICLE A.2 CONTRACT TIME

§ A.2.1 Contract Time, as defined in the Agreement at Section 1.4.13, is the period of time, including authorized adjustments, for Substantial Completion of the Work.

§ A.2.2 The Design-Builder shall achieve Substantial Completion of the Work not later than « » (  «  » ) days from the date of this Amendment, or as follows:

(Insert number of calendar days. Alternatively, a calendar date may be used when coordinated with the date of commencement. If appropriate, insert requirements for earlier Substantial Completion of certain portions of the Work.)

« »

	Portion of Work	Substantial Completion Date

, subject to adjustments of the Contract Time as provided in the Design-Build Documents.

(Insert provisions, if any, for liquidated damages relating to failure to achieve Substantial Completion on time or for bonus payments for early completion of the Work.)

« »

ARTICLE A.3 INFORMATION UPON WHICH AMENDMENT IS BASED

§ A.3.1 The Contract Sum and Contract Time set forth in this Amendment are based on the following:

§ A.3.1.1 The Supplementary and other Conditions of the Contract:

Document	Title	Date	Pages

§ A.3.1.2 The Specifications:

(Either list the specifications here or refer to an exhibit attached to this Amendment.)

« »

Section	Title	Date	Pages

§ A.3.1.3 The Drawings:

(Either list the drawings here or refer to an exhibit attached to this Amendment.)

« »

Number	Title	Date

§ A.3.1.4 The Sustainability Plan, if any:

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(If the Owner identified a Sustainable Objective in the Owner’s Criteria, identify the document or documents that comprise the Sustainability Plan by title, date and number of pages, and include other identifying information. The Sustainability Plan identifies and describes the Sustainable Objective; the targeted Sustainable Measures; implementation strategies selected to achieve the Sustainable Measures; the Owner’s and Design-Builder’s roles and responsibilities associated with achieving the Sustainable Measures; the specific details about design reviews, testing or metrics to verify achievement of each Sustainable Measure; and the Sustainability Documentation required for the Project, as those terms are defined in Exhibit C to the Agreement.)

Title	Date	Pages

Other identifying information:

« »

§ A.3.1.5 Allowances and Contingencies:

(Identify any agreed upon allowances and contingencies, including a statement of their bassis.)

.1	Allowances

« »

.2	Contingencies

« »

§ A.3.1.6 Design-Builder’s assumptions and clarifications:

« »

§ A.3.1.7 Deviations from the Owner’s Criteria as adjusted by a Modification:

« »

§ A.3.1.8 To the extent the Design-Builder shall be required to submit any additional Submittals to the Owner for review, indicate any such submissions below:

« »

ARTICLE A.4 DESIGN-BUILDER’S PERSONNEL, CONTRACTORS AND SUPPLIERS

§ A.4.1 The Design-Builder’s key personnel are identified below:

(Identify name, title and contact information.)

.1	Superintendent

« »

.2	Project Manager

« »

.3	Others

« »

§ A.4.2 The Design-Builder shall retain the following Consultants, Contractors and suppliers, identified below:

(List name, discipline, address and other information.)

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« »

ARTICLE A.5 COST OF THE WORK

§ A.5.1 Cost To Be Reimbursed as Part of the Contract

§ A.5.1.1 Labor Costs

§ A.5.1.1.1 Wages of construction workers directly employed by the Design-Builder to perform the construction of the Work at the site or, with the Owner's prior approval, at off-site workshops.

§ A.5.1.1.2 With the Owner’s prior approval, wages or salaries of the Design-Builder's supervisory and administrative personnel when stationed at the site.

(If it is intended that the wages or salaries of certain personnel stationed at the Design-Builder's principal or other offices shall be included in the Cost of the Work, identify below the personnel to be included, whether for all or only part of their time, and the rates at which their time will be charged to the Work.)

Person Included	Status (full-time/part-time)	Rate ($0.00)	Rate (unit of time)

§ A.5.1.1.3 Wages and salaries of the Design-Builder's supervisory or administrative personnel engaged at factories, workshops or on the road, in expediting the production or transportation of materials or equipment required for the Work, but only for that portion of their time required for the Work.

§ A.5.1.1.4 Costs paid or incurred by the Design-Builder for taxes, insurance, contributions, assessments and benefits required by law or collective bargaining agreements and, for personnel not covered by such agreements, customary benefits such as sick leave, medical and health benefits, holidays, vacations and pensions, provided such costs are based on wages and salaries included in the Cost of the Work under Section A.5.1.1.

§ A.5.1.1.5 Bonuses, profit sharing, incentive compensation and any other discretionary payments paid to anyone hired by the Design-Builder or paid to the Architect or any Consultant, Contractor or supplier, with the Owner's prior approval.

§ A.5.1.2 Contract Costs. Payments made by the Design-Builder to the Architect, Consultants, Contractors and suppliers in accordance with the requirements of their subcontracts.

§ A.5.1.3 Costs of Materials and Equipment Incorporated in the Completed Construction

§ A.5.1.3.1 Costs, including transportation and storage, of materials and equipment incorporated or to be incorporated in the completed construction.

§ A.5.1.3.2 Costs of materials described in the preceding Section A.5.1.3.1 in excess of those actually installed to allow for reasonable waste and spoilage. Unused excess materials, if any, shall become the Owner's property at the completion of the Work or, at the Owner's option, shall be sold by the Design-Builder. Any amounts realized from such sales shall be credited to the Owner as a deduction from the Cost of the Work.

§ A.5.1.4 Costs of Other Materials and Equipment, Temporary Facilities and Related Items

§ A.5.1.4.1 Costs of transportation, storage, installation, maintenance, dismantling and removal of materials, supplies, temporary facilities, machinery, equipment and hand tools not customarily owned by construction workers that are provided by the Design-Builder at the site and fully consumed in the performance of the Work. Costs of materials, supplies, temporary facilities, machinery, equipment and tools that are not fully consumed shall be based on the cost or value of the item at the time it is first used on the Project site less the value of the item when it is no longer used at the Project site. Costs for items not fully consumed by the Design-Builder shall mean fair market value.

§ A.5.1.4.2 Rental charges for temporary facilities, machinery, equipment and hand tools not customarily owned by construction workers that are provided by the Design-Builder at the site and costs of transportation, installation, minor repairs, dismantling and removal. The total rental cost of any Design-Builder-owned item may not exceed the purchase price of any comparable item. Rates of Design-Builder-owned equipment and quantities of equipment shall be subject to the Owner's prior approval.

§ A.5.1.4.3 Costs of removal of debris from the site of the Work and its proper and legal disposal.

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§ A.5.1.4.4 Costs of document reproductions, electronic communications, postage and parcel delivery charges, dedicated data and communications services, teleconferences, Project websites, extranets and reasonable petty cash expenses of the site office.

§ A.5.1.4.5 Costs of materials and equipment suitably stored off the site at a mutually acceptable location, with the Owner's prior approval.

§ A.5.1.5 Miscellaneous Costs

§ A.5.1.5.1 Premiums for that portion of insurance and bonds required by the Design-Build Documents that can be directly attributed to the Contract. With the Owner's prior approval self-insurance for either full or partial amounts of the coverages required by the Design-Build Documents.

§ A.5.1.5.2 Sales, use or similar taxes imposed by a governmental authority that are related to the Work and for which the Design-Builder is liable.

§ A.5.1.5.3 Fees and assessments for the building permit and for other permits, licenses and inspections for which the Design-Builder is required by the Design-Build Documents to pay.

§ A.5.1.5.4 Fees of laboratories for tests required by the Design-Build Documents, except those related to defective or  nonconforming Work for which reimbursement is excluded by Section 15.5.3 of the Agreement or by other provisions of the Design-Build Documents, and which do not fall within the scope of Section A.5.1.6.3.

§ A.5.1.5.5 Royalties and license fees paid for the use of a particular design, process or product required by the Design-Build Documents; the cost of defending suits or claims for infringement of patent rights arising from such requirement of the Design-Build Documents; and payments made in accordance with legal judgments against the Design-Builder resulting from such suits or claims and payments of settlements made with the Owner's consent. However, such costs of legal defenses, judgments and settlements shall not be included in the calculation of the Design-Builder's Fee or subject to the Guaranteed Maximum Price. If such royalties, fees and costs are excluded by the second to last sentence of Section 3.1.13.2 of the Agreement or other provisions of the Design-Build Documents, then they shall not be included in the Cost of the Work.

§ A.5.1.5.6 With the Owner's prior approval, costs for electronic equipment and software directly related to the Work.

§ A.5.1.5.7 Deposits lost for causes other than the Design-Builder's negligence or failure to fulfill a specific responsibility in the Design-Build Documents.

§ A.5.1.5.8 With the Owner's prior approval, which shall not be unreasonably withheld, legal, mediation and arbitration costs, including attorneys' fees, other than those arising from disputes between the Owner and Design-Builder, reasonably incurred by the Design-Builder after the execution of the Agreement and in the performance of the Work.

§ A.5.1.5.9 With the Owner’s prior approval, expenses incurred in accordance with the Design-Builder's standard written personnel policy for relocation, and temporary living allowances of, the Design-Builder's personnel required for the Work.

§ A.5.1.5.10 That portion of the reasonable expenses of the Design-Builder's supervisory or administrative personnel incurred while traveling in discharge of duties connected with the Work.

§ A.5.1.6 Other Costs and Emergencies

§ A.5.1.6.1 Other costs incurred in the performance of the Work if, and to the extent, approved in advance in writing by the Owner.

§ A.5.1.6.2 Costs incurred in taking action to prevent threatened damage, injury or loss in case of an emergency affecting the safety of persons and property.

§ A.5.1.6.3 Costs of repairing or correcting damaged or nonconforming Work executed by the Design-Builder, Contractors or suppliers, provided that such damaged or nonconforming Work was not caused by negligence or

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failure to fulfill a specific responsibility of the Design-Builder and only to the extent that the cost of repair or correction is not recovered by the Design-Builder from insurance, sureties, Contractors, suppliers, or others.

§ A.5.1.7 Related Party Transactions

§ A.5.1.7.1 For purposes of Section A.5.1.7, the term “related party” shall mean a parent, subsidiary, affiliate or other entity having common ownership or management with the Design-Builder; any entity in which any stockholder in, or management employee of, the Design-Builder owns any interest in excess of ten percent in the aggregate; or any  person or entity which has the right to control the business or affairs of the Design-Builder. The term “related party” includes any member of the immediate family of any person identified above.

§ A.5.1.7.2 If any of the costs to be reimbursed arise from a transaction between the Design-Builder and a related party, the Design-Builder shall notify the Owner of the specific nature of the contemplated transaction, including the identity of the related party and the anticipated cost to be incurred, before any such transaction is consummated or cost incurred. If the Owner, after such notification, authorizes the proposed transaction, then the cost incurred shall be included as a cost to be reimbursed, and the Design-Builder shall procure the Work, equipment, goods or service from the related party, as a Contractor, according to the terms of Section A.5.4. If the Owner fails to authorize the transaction, the Design-Builder shall procure the Work, equipment, goods or service from some person or entity other than a related party according to the terms of Section A.5.4.

§ A.5.2 Costs Not to Be Reimbursed as Part of this Contract

The Cost of the Work shall not include the items listed below:

.1

Salaries and other compensation of the Design-Builder's personnel stationed at the Design-Builder’s principal office or offices other than the site office, except as specifically provided in Section A.5.1.1;

.2	Expenses of the Design-Builder's principal office and offices other than the site office;
.3	Overhead and general expenses, except as may be expressly included in Section A.5.1;
.4	The Design-Builder's capital expenses, including interest on the Design-Builder's capital employed for the Work;
.5

Except as provided in Section A.5.1.6.3 of this Agreement, costs due to the negligence or failure of the Design-Builder, Contractors and suppliers or anyone directly or indirectly employed by any of them or for whose acts any of them may be liable to fulfill a specific responsibility of the Contract;

.6	Any cost not specifically and expressly described in Section A.5.1; and
.7	Costs, other than costs included in Change Orders approved by the Owner, that would cause the Guaranteed Maximum Price to be exceeded.

§ A.5.3 Discounts, Rebates, and Refunds

§ A.5.3.1 Cash discounts obtained on payments made by the Design-Builder shall accrue to the Owner if (1) before making the payment, the Design-Builder included them in an Application for Payment and received payment from the Owner, or (2) the Owner has deposited funds with the Design-Builder with which to make payments; otherwise, cash discounts shall accrue to the Design-Builder. Trade discounts, rebates, refunds and amounts received from sales of surplus materials and equipment shall accrue to the Owner, and the Design-Builder shall make provisions so that they can be obtained.

§ A.5.3.2 Amounts that accrue to the Owner in accordance with Section A.5.3.1 shall be credited to the Owner as a deduction from the Cost of the Work.

§ A.5.4 Other Agreements

§ A.5.4.1 When the Design-Builder has provided a Guaranteed Maximum Price, and a specific bidder (1) is recommended to the Owner by the Design-Builder; (2) is qualified to perform that portion of the Work; and (3) has submitted a bid that conforms to the requirements of the Design-Build Documents without reservations or exceptions, but the Owner requires that another bid be accepted, then the Design-Builder may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Owner by the Design-Builder and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Owner.

§ A.5.4.2 Agreements between the Design-Builder and Contractors shall conform to the applicable payment provisions of the Design-Build Documents, and shall not be awarded on the basis of cost plus a fee without the prior consent of the Owner. If an agreement between the Design Builder and a Contractor is awarded on a cost plus a fee basis, the Design-Builder shall provide in the agreement for the Owner to receive the same audit rights with regard

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to the Cost of the Work performed by the Contractor as the Owner receives with regard to the Design-Builder in Section A.5.5, below.

§ A.5.4.3 The agreements between the Design-Builder and Architect and other Consultants identified in the Agreement shall be in writing. These agreements shall be promptly provided to the Owner upon the Owner’s written request.

§ A.5.5 Accounting Records

The Design-Builder shall keep full and detailed records and accounts related to the cost of the Work and exercise such controls as may be necessary for proper financial management under the Contract and to substantiate all costs incurred. The accounting and control systems shall be satisfactory to the Owner. The Owner and the Owner’s auditors shall, during regular business hours and upon reasonable notice, be afforded access to, and shall be permitted to audit and copy, the Design-Builder’s records and accounts, including complete documentation supporting accounting entries, books, correspondence, instructions, drawings, receipts, subcontracts, Contractor’s proposals, purchase orders, vouchers, memoranda and other data relating to the Contract. The Design-Builder shall preserve these records for a period of three years after final payment, or for such longer period as may be required by law.

§ A.5.6 Relationship of the Parties

The Design-Builder accepts the relationship of trust and confidence established by this Agreement and covenants with the Owner to exercise the Design-Builder’s skill and judgment in furthering the interests of the Owner; to furnish efficient construction administration, management services and supervision; to furnish at all times an adequate supply of workers and materials; and to perform the Work in an expeditious and economical manner consistent with the Owner’s interests.

This Amendment to the Agreement entered into as of the day and year first written above.

OWNER (Signature)	DESIGN-BUILDER (Signature)

« »« »	« »« »
(Printed name and title)	(Printed name and title)

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AIA® Document A141TM – 2014

Exhibit B

Insurance and Bonds

for the following PROJECT:

(Name and location or address)

«Sample»

« »

THE OWNER:

(Name, legal status and address)

« »« »

« »

THE DESIGN-BUILDER:

(Name, legal status and address)

«CRB Builders, LLC »« »
«701 Emerson Road, Suite 500
St. Louis, MO 63141  »

THE AGREEMENT

This Insurance Exhibit is part of the accompanying agreement for the Project, between the Owner and the Design-Builder (hereinafter, the Agreement), dated the « » day of « » in the year «  »  .

(In words, indicate day, month and year.)

ADDITIONS AND DELETIONS:

The author of this document has added information needed for its completion.

The author may also have revised the text of the original AIA standard form. An Additions and Deletions Report that notes added information as well as revisions to the standard form text is available from the author and should be reviewed.

This document has important legal consequences.

Consultation with an attorney is encouraged with respect to its completion or modification.

TABLE OF ARTICLES

B.1         GENERAL

B.2         DESIGN BUILDER’S INSURANCE AND BONDS

B.3         OWNER’S INSURANCE

B.4         SPECIAL TERMS AND CONDITIONS

ARTICLE B.1 GENERAL

The Owner and Design-Builder shall purchase and maintain insurance and provide bonds as set forth in this Exhibit B. Where a provision in this Exhibit conflicts with a provision in the Agreement into which this Exhibit is incorporated, the provision in this Exhibit will prevail.

ARTICLE B.2 DESIGN BUILDER’S INSURANCE AND BONDS

§ B.2.1 The Design-Builder shall purchase and maintain the following types and limits of insurance from a company or companies lawfully authorized to do business in the jurisdiction where the Project is located. The Design-Builder shall maintain the required insurance until the expiration of the period for correction of Work as set forth in Section 11.2.2.1 of the Agreement, unless a different duration is stated below:

(If the Design-Builder is required to maintain insurance for a duration other than the expiration of the period for correction of Work, state the duration.)

ELECTRONIC COPYING of any portion of this AIA® Document to another electronic file is prohibited and constitutes a violation of copyright laws as set forth in the footer of this document.

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« »

§ B.2.1.1 Commercial General Liability with policy limits of not less than « One Million Dollars » ($ «1,000,000 »  ) for each occurrence and «Two Million Dollars  » ($ «2,000,000  » ) in the aggregate providing coverage for claims including

.1	damages because of bodily injury, sickness or disease, including occupational sickness or disease, and death of any person;
.2	personal injury;
.3	damages because of injury to or destruction of tangible property;
.4	bodily injury or property damage arising out of completed operations; and
.5	contractual liability applicable to the Design-Builder's obligations under Section 3.1.14 of the Agreement.

§ B.2.1.2 Automobile Liability covering vehicles owned by the Design-Builder and non-owned vehicles used by the Design-Builder with policy limits of not less than « One Million Dollars » ($ «1,000,000 » ) per claim and « One Million Dollars » ($ «1,000,000 » ) in the aggregate for bodily injury, death of any person, and property damage arising out of the ownership, maintenance and use of those motor vehicles specified in this Section B.2.1.2, along with any other statutorily required automobile coverage.

§ B.2.1.3 The Design-Builder may achieve the required limits and coverage for Commercial General Liability and Automobile Liability through a combination of primary and excess liability insurance, provided such primary and excess insurance policies result in the same or greater coverage as those required under Sections B.2.1.1 and B.2.1.2.

§ B.2.1.4 Workers’ Compensation at statutory limits.

§ B.2.1.5 Employers’ Liability with policy limits as provided below:

« »

§ B.2.1.6 Professional Liability covering negligent acts, errors and omissions in the performance of professional services, with policy limits of not less than « » ($ «  »  ) per claim and « » ($ « » ) in the aggregate. N/A

§ B.2.1.7 Pollution Liability covering performance of the Work, with policy limits of not less than « » ($ «  »  ) per claim and « » ($ « » ) in the aggregate. N/A

§ B.2.1.7.1 The Design-Builder may obtain a combined Professional Liability and Pollution Liability policy to satisfy the requirements set forth in Sections B.2.1.6 and B.2.1.7, with combined policy limits that are not less than «Five Million Dollars  » ($ «5,000,000 »  ) per claim and «Ten Million Dollars  » ($ «10,000,000  » ) in the aggregate.

§ B.2.1.8 The Design-Builder shall provide written notification to the Owner of the cancellation or expiration of any insurance required by this Article B.2. The Design-Builder shall provide such written notice within five (5) business days of the date the Design-Builder is first aware of the cancellation or expiration, or is first aware that the cancellation or expiration is threatened or otherwise may occur, whichever comes first.

§ B.2.1.9 Additional Insured Obligations. The Owner and its consultants and contractors shall be additional insureds on the Design-Builder’s primary and excess insurance policies for Commercial General Liability, Automobile Liability and Pollution Liability. The additional insured coverage shall be primary and non-contributory to any of the Owner’s insurance policies. The additional insured coverage shall apply to both ongoing operations and completed operations. The policy limits applicable to the additional insureds shall be the same amount applicable to the named insured or, if the policy provides otherwise, policy limits not less than the amounts required under this Agreement.

§ B.2.1.10 Certificates of Insurance. The Design-Builder shall provide certificates of insurance acceptable to the Owner evidencing compliance with the requirements in this Article B.2: (1) prior to commencement of the Work; (2) upon renewal or replacement of each required policy of insurance; and (3) upon Owner’s written request. An additional certificate evidencing continuation of liability coverage, including coverage for completed operations, shall be submitted with the final Application for Payment as required by Section 9.10.2 of the Agreement and thereafter upon renewal or replacement of such coverage until the expiration of the time required by Section B.2.1.

AIA Document A141™ – 2014 Exhibit B. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:58:06 on 06/27/2014 under Order No.4935482421_1 which expires on 07/30/2014, and is not for resale.		2
User Notes:	(1718834253)

The certificates will show the Owner and its consultants and contractors as additional insureds on the Design-Builder’s primary and excess insurance policies for Commercial General Liability, Automobile Liability, and Pollution Liability. Information concerning reduction of coverage on account of revised limits, claims paid under the General Aggregate or both, shall be furnished by the Design-Builder with reasonable promptness.

§ B.2.2 Performance Bond and Payment Bond

The Design-Builder shall provide surety bonds as follows:

(Specify type and penal sum of bonds.)

Type	Penal Sum ($0.00)

§ B.2.2.1 Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Agreement, the Design-Builder shall promptly furnish a copy of the bonds or shall permit a copy to be made.

ARTICLE B.3 OWNER’S INSURANCE

§ B.3.1 Owner’s Liability Insurance

The Owner shall be responsible for purchasing and maintaining the Owner’s usual liability insurance.

§ B.3.2 Property Insurance

§ B.3.2.1 Unless otherwise provided, at the time of execution of the Design-Build Amendment the Owner shall purchase and maintain, in a company or companies lawfully authorized to do business in the jurisdiction where the Project is located, property insurance written on a builder’s risk “all-risk” or equivalent policy form in the amount of the initial Contract Sum, plus the value of subsequent Modifications and cost of materials supplied or installed by others, comprising the total value for the entire Project at the site on a replacement cost basis without optional deductibles. If any construction that is part of the Work shall commence prior to execution of the Design-Build Amendment, the Owner shall, prior to commencement of construction, purchase and maintain property insurance as described above in an amount sufficient to cover the total value of the Work at the site on a replacement cost basis without optional deductibles. The insurance required under this section shall include interests of the Owner, Design-Builder, Architect, Consultants, Contractors, and Subcontractors in the Project. The property insurance shall be maintained, unless otherwise provided in the Design-Build Documents or otherwise agreed in writing by all persons and entities who are beneficiaries of the insurance, until the Owner has issued a Certificate of Substantial Completion in accordance with Section 9.8 of the Agreement. Unless the parties agree otherwise, upon issuance of a Certificate of Substantial Completion, the Owner shall replace the insurance policy required under this Section B.3.2 with another property insurance policy written for the total value of the Project that shall remain in effect until expiration of the period for correction of the Work set forth in Section 11.2.2 of the Agreement.

§ B.3.2.1.1 The insurance required under Section B.3.2.1 shall include, without limitation, insurance against the perils of fire (with extended coverage) and physical loss or damage including, without duplication of coverage, theft, vandalism, malicious mischief, collapse, earthquake, flood, windstorm, falsework, testing and startup, temporary buildings and debris removal, including demolition occasioned by enforcement of any applicable legal requirements, and shall cover reasonable compensation for the Design-Builder’s services and expenses required as a result of such insured loss.

§ B.3.2.1.2 If the insurance required under Section B.3.2.1 requires deductibles, the Owner shall pay costs not covered because of such deductibles.

§ B.3.2.1.3 The insurance required under Section B.3.2.1 shall cover portions of the Work stored off the site, and also portions of the Work in transit.

§ B.3.2.1.4 Partial occupancy or use in accordance with Section 9.9 of the Agreement shall not commence until the insurance company or companies providing the insurance required under Section B.3.2.1 have consented to such partial occupancy or use by endorsement or otherwise. The Owner and the Design-Builder shall take reasonable steps to obtain consent of the insurance company or companies and shall, without mutual written consent, take no action with respect to partial occupancy or use that would cause cancellation, lapse or reduction of insurance.

AIA Document A141™ – 2014 Exhibit B. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:58:06 on 06/27/2014 under Order No.4935482421_1 which expires on 07/30/2014, and is not for resale.		3
User Notes:	(1718834253)

§ B.3.2.2.2 Boiler and Machinery Insurance. The Owner shall purchase and maintain boiler and machinery insurance, which shall specifically cover commissioning, testing, or breakdown of equipment required by the Work, if not covered by the insurance required in Section B.3.2.1. This insurance shall include the interests of the Owner, Design-Builder, Architect, Consultants, Contractor and Subcontractors in the Work, and the Owner and Design-Builder shall be named insureds.

§ B.3.2.3 If the Owner does not intend to purchase the insurance required under Sections B.3.2.1 and B.3.2.2 with all of the coverages in the amounts described above, the Owner shall inform the Design-Builder in writing prior to any construction that is part of the Work. The Design-Builder may then obtain insurance that will protect the interests of the Owner, Design-Builder, Architect, Consultants, Contractors, and Subcontractors in the Work. The cost of the insurance shall be charged to the Owner by an appropriate Change Order. If the Owner does not provide written notice, and the Design-Builder is damaged by the failure or neglect of the Owner to purchase or maintain insurance as described above, the Owner shall bear all reasonable costs and damages attributable thereto.

§ B.3.2.4 Loss of Use Insurance. At the Owner’s option, the Owner may purchase and maintain insurance to insure the Owner against loss of use of the Owner’s property due to fire or other hazards, however caused. The Owner waives all rights of action against the Design-Builder for loss of use of the Owner’s property, including consequential losses due to fire or other hazards covered under the property insurance required under this Exhibit B to the Agreement.

§ B.3.2.5 If during the Project construction period the Owner insures properties, real or personal or both, at or adjacent to the site by property insurance under policies separate from those insuring the Project, or if after final payment property insurance is to be provided on the completed Project through a policy or insuring the Project during the construction period, the Owner shall waive all rights in accordance with the terms of Section B.3.2.7 for damages caused by fire or other causes of loss covered by this separate property insurance. All separate policies shall provide this waiver of subrogation by endorsement or otherwise.

§ B.3.2.6 Before an exposure to loss may occur, the Owner shall file with the Design-Builder a copy of each policy that includes insurance coverages required by this Section B.3.2. Each policy shall contain all generally applicable conditions, definitions, exclusions and endorsements related to this Project. The Owner shall provide written notification to the Design-Builder of the cancellation or expiration of any insurance required by this Article B.3. The Owner shall provide such written notice within five (5) business days of the date the Owner is first aware of the cancellation or expiration, or is first aware that the cancellation or expiration is threatened or otherwise may occur, whichever comes first.

§ B.3.2.7 Waivers of Subrogation. The Owner and Design-Builder waive all rights against (1) each other and any of their consultants, subconsultants, contractors and subcontractors, agents and employees, each of the other, and

(2) any separate contractors described in Section 5.13 of the Agreement, if any, and any of their subcontractors, sub-subcontractors, agents and employees, for damages caused by fire or other causes of loss to the extent covered by property insurance obtained pursuant to Section B.3.2 or other property insurance applicable to the Work and completed construction, except such rights as they have to proceeds of such insurance held by the Owner as fiduciary. The Owner or Design-Builder, as appropriate, shall require of the separate contractors described in Section 5.13 of the Agreement, if any, and the subcontractors, sub-subcontractors, agents and employees of any of them, by appropriate agreements, written where legally required for validity, similar waivers each in favor of the other parties enumerated herein. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

§ B.3.2.8 A loss insured under the Owner’s property insurance shall be adjusted by the Owner as fiduciary and made payable to the Owner as fiduciary for the insureds, as their interests may appear, subject to requirements of any applicable mortgagee clause and of Section B.3.2.10. The Design-Builder shall pay the Architect, Consultants and Contractors their just shares of insurance proceeds received by the Design-Builder, and by appropriate agreements, written where legally required for validity, the Design-Builder shall require the Architect, Consultants and Contractors to make payments to their consultants and subcontractors in similar manner.

§ B.3.2.9 If required in writing by a party in interest, the Owner as fiduciary shall, upon occurrence of an insured loss, give bond for proper performance of the Owner’s duties. The cost of required bonds shall be charged against

AIA Document A141™ – 2014 Exhibit B. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:58:06 on 06/27/2014 under Order No.4935482421_1 which expires on 07/30/2014, and is not for resale.		4
User Notes:	(1718834253)

proceeds received as fiduciary. The Owner shall deposit in a separate account proceeds so received, which the Owner shall distribute in accordance with such agreement as the parties in interest may reach, or as determined in accordance with the method of binding dispute resolution selected in the Agreement between the Owner and Design-Builder. If after such loss no other special agreement is made and unless the Owner terminates the Contract for convenience, replacement of damaged property shall be performed by the Design-Builder after notification of a Change in the Work in accordance with Article 6 of the Agreement.

§ B.3.2.10 The Owner as fiduciary shall have power to adjust and settle a loss with insurers unless one of the parties in interest shall object in writing within five days after occurrence of a loss to the Owner’s exercise of this power. If an objection is made, the dispute shall be resolved in the manner selected by the Owner and Design-Builder as the method of binding dispute resolution in the Agreement. If the Owner and Design-Builder have selected arbitration as the method of binding dispute resolution, the Owner as fiduciary shall make settlement with insurers or, in the case of a dispute over distribution of insurance proceeds, in accordance with the directions of the arbitrators.

ARTICLE B.4 SPECIAL TERMS AND CONDITIONS

Special terms and conditions that modify this Insurance and Bonds Exhibit, if any, are as follows:

« »

AIA Document A141™ – 2014 Exhibit B. Copyright © 2004 and 2014 by The American Institute of Architects. All rights reserved. WARNING: This AIA® Document is protected by U.S. Copyright Law and International Treaties. Unauthorized reproduction or distribution of this AIA® Document, or any portion of it, may result in severe civil and criminal penalties, and will be prosecuted to the maximum extent possible under the law. This draft was produced by AIA software at 15:58:06 on 06/27/2014 under Order No.4935482421_1 which expires on 07/30/2014, and is not for resale.		5
User Notes:	(1718834253)

701 Emerson Road

Suite 500

Saint Louis, Missouri 64131

Schedule 2

Estimate Summary

Order of Magnitude Estimate
ESTIMATE SUMMARY
BUILDING CONSTRUCTION				% of Total	Deductions	% for Taxes	Taxes	New Total
Sitework			$903,990	7.6%	$(31,078)	4.3%	$30,729		$903,641	Deductions
Demolition			$243,644	2.0%	$(8,376)	1.2%	$8,282		$243,550	Used Generator	$(300,000.00)
Substructure			$439,058	3.7%	$(15,094)	2.1%	$14,925		$438,888	Clean Rooms	$(40,000.00)
Superstructure			$1,569,094	13.2%	$(53,943)	7.4%	$53,337		$1,568,488	Distributed In Trades	$(410,000.00)
Exterior Skin			$74,500	0.6%	$(2,561)	0.4%	$2,532		$74,471	Change to DX Units	$(100,000.00)
Roofing			$27,313	0.2%	$(939)	0.1%	$928		$27,302	Total	$(850,000.00)
Interior Construction			$2,008,448	16.8%	$(69,048)	9.5%	$68,272		$2,007,672
Special Construction			$2,533,350		$(40,000.00)	12.0%	$86,115		$2,579,465
Conveying Systems			$150,000	1.3%	$(5,157)	0.7%	$5,099		$149,942	Generator
HVAC			$4,877,411	40.9%	$(267,679)	23.1%	$165,795		$4,775,527	Used Equipment	$500,000.00
Plumbing			$1,193,010	10.0%	$(41,014)	5.6%	$40,553		$1,192,549	Tax	$37,500.00
Fire Protection			$439,537	3.7%	$(15,111)	2.1%	$14,941		$439,367	Shipping	$25,000.00
Electrical			$5,721,100		$(300,000.00)	27.1%	$194,474		$5,615,574	Startup	$20,000.00
Building Total			$20,180,453		$(850,000)		$685,984		$20,016,438	Warranty	$50,000.00
PROCESS										Total	$632,500.00
Equipment			$496,094						$496,094
Equipment Installation			$132,000			0.6%	$4,487		$136,487
Piping, Valving			$247,826			1.2%	$8,424		$256,250
Instrumentation & Controls			$556,750			2.6%	$18,925		$575,675
Process Total			$1,432,670				$717,820		$1,464,507
FACILITY SUBTOTAL			$21,613,123						$21,480,945
Project General Requirements			$219,838						$219,838
Building Permits			By Owner						By Owner
Productivity Factor		$						$
Design Development - Excluded		$						$
Sales Tax w/o (Equipment & Modular Clean Rooms)	7.5%		$717,820						Spread Above
Payment & Performance Bond - Assume Client Signed Waiver			See Alternate Below						See Alternate Below
Facility Commissioning (All Protocols & Validation by Owner)	2.25%		$486,295						$486,295
TOTAL DIRECT CONSTRUCTION COST			$23,037,076						$22,187,078
OTHER COSTS
Design Fee, Construction Assist
Construction Contingency & Design Development
CM Labor				***
CM General Conditions
CM Fee
C, G & L Insurance
Owner's Costs – Excluded
PROJECT ESTIMATE TOTAL			$29,812,379						$28,923,834
Alternate: Trade Contractor's Payment & Performance Bond			410,000

Schedule 3

Schedule of Hourly Chargeout Rates

Admin 1 to Admin 5	"***"	Estimator 1 to Estimator 5	"***"
Admin 6 to Admin 10	"***"	Estimator 6 to Estimator 10	"***"
Admin 11 to Admin 15	"***"	Estimator 11 to Estimator 15	"***"

Architect 1 to Architect 5	"***"	Field Labor 1 to Field Labor 5	"***"
Architect 6 to Architect 10	"***"
Architect 11 to Architect 15	"***"	Procurement Specialist 1 to Procurement Specialist 5	"**"*
Architect 16 to Architect 20	"***"	Procurement Specialist 6 to Procurement Specialist 10	"***"
Architect 20 to Architect 25	"***"	Procurement Specialist 11 to Procurement Specialist 15	"***"

BIM/CAD 1 to 5	"***"	Project Director 1 to Project Director 5	"***"
BIM/CAD 6 to 10	"***"	Project Director 6 to Project Director 10	"***"
		Project Director 11 to Project Director 15	"***"

Construction Engineer 1 to Construction Engineer 5	"***"	Project Manager 1 to Project Manager 5	"***"
Construction Engineer 6 to Construction Engineer 10	"***"	Project Manager 6 to Project Manager 10	"***"
Construction Engineer 11 to Construction Engineer 15	"***"	Project Manager 11 to Project Manager 15	"***"

Construction Manager 1 to Construction Manager 5	"***"
Construction Manager 6 to Construction Manager 10	"***"	Project Executive 1 to Project Executive 5	"***"
Construction Manager 11 to Construction Manager 15	"***"	Project Executive 6 to Project Executive 10	"***"
Construction Manager 16 to Construction Manager 20	"***"

Cost Controls 1 to Cost Controls 5	"***"	Specialist 1 to Specialist 5	"***"
Cost Controls 5 to Cost Controls 10	"***"	Specialist 6 to Specialist 10	"***"
Cost Controls 11 to Cost Controls 15	"***"	Specialist 11 to Specialist 15	"***"
		Specialist 16 to Specialist 20	"***"

Designer/Modeler 1 to Designer/Modeler 5	"***"	EH&S 1 to EH&S 5	"***"
Designer/Modeler 6 to Designer/Modeler 10	"***"	EH&S 5 to EH&S 10	"***"
Designer/Modeler 11 to Designer/Modeler 15	"***"

		Scheduler 1 to Scheduler 5	"***"
Engineer 1 to Engineer 5	"***"	Scheduler 6 to Scheduler 10	"***"
Engineer 6 to Engineer 10	"***"	Scheduler 11 to Scheduler 15	"***"
Engineer 11 to Engineer 15	"***"
Engineer 16 to Engineer 20	"***"	Superintendent 1 to Superintendent 5	"***"
Engineer 21 to Engineer 25	"***"	Superintendent 6 to Superintendent 10	"***"
		Superintendent 11 to Superintendent 15	"***"
		Superintendent 16 to Superintendent 20	"***"

Smithfield BioScience │ Heparin Plant Expansion │ March 8, 2019
Rates in Effect 9/1/18 thru 9/1/19 CRB Proposal │ Smithfield BioScience │ Heparin Plant Expansion │ March 8, 2019	Clark, Richardson & Biskup Consulting Engineers, lnc. CRB Architects-Engineer P.C. CRB Builders, LLC CRB Partners

Schedule 4

Schedule 4

Axogen - Vandalia Renovation - CM Staff

Activities
2019
2020
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sept
Engineering
Permits
Procurement of Long Leads & Subs
Mobilization & Temporary Facilities
Construction
Punch List
Closeout

Staffing Plan		2019										2020												
		Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep				
Name	**Title**																				**Total Hours**	**Rate 1**	**Rate 2**	**Estimated $**
Staffing																								
Bob McAllister	Project Executive																							
David Rodriguez	Sr. Project Manager																							
Mark Perou	Sr. Construction Manager																							
TBD	Superintendent																							
TBD	Constr. Eng./Quality																							
Jessy Taborsky	Safety Manager																							
Karena Verkempinck	PE/Scheduler/Cost Control									"***"														
TBD	Project Accountant																							
Joe Boris	Equipment Procurement																							
Brad Goodman	Subcontracts																							
Greg Casper	Estimating Manager																							
Lisa Wilder	CSA Estimator																							
Lonnie Grooman	Mechanical Estimator																							
Bill Hubenschmidt	Electrical Estimator																							
	Total	**0**	**40**	**122**	**268**	**418**	**820**	**604**	**604**	**604**	**604**	**604**	**604**	**604**	**604**	**604**	**444**	**412**	**0**	**0**	**8039**			**$997,128**

- A 3% increase is calculated on payroll as of Sept 1st 2019 (Rate 2)

CM Staff Total ==== **$997,128**

Schedule 5

Axogen - Vandalia Expansion

Cash Flow, Actual vs. Projected

Apr-11-2019

Phase 1 ≈ $5.1MM
GMP
Projected Costs, Monthly
Actual Costs, Monthly
Projected Costs, Cumulative
Actual Costs, Cumulative
Preliminary Cash Flow is based on an order of magnitue estimate and a preliminary schedule. To be updated as project development continues.
Monthly Costs
Cumulative Costs
$28,923,832
0
1,000,000
2,000,000
3,000,000
4,000,000
5,000,000
6,000,000
5,000,000
10,000,000
15,000,000
20,000,000
25,000,000
30,000,000
35,000,000
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
IFCs
GMP

SCHEDULE 6

Attn:

Date:

Subject: Subcontractor Bonding Requirements for __________________________________

Consistent with the commercial clarifications in the proposal dated _____________ and Contract dated ___________ (paragraph ___________) in consideration for waiving the cost of subcontractor performance and payment bonds __________ agrees that it shall assume full liability for subcontractor failure to perform.  This to include the balance to complete if it exceeds the remaining unpaid balance of Subcontract agreement.

This is in the event a subcontractor should fail to faithfully perform its obligations under the written agreement between CRB and the subcontractor and provided that (i) CRB has performed its obligations under such agreement and (ii) because if CRB had required such subcontractor to obtain a performance bond meeting the Bond Requirements, the performance bond would have obligated the performance bond’s surety to pay out or perform under the performance bond in the event of a subcontractor’s failure to perform.

_________________ hereby directs CRB Builders to (select one):

____ INITIAL - acquire P&P bonds on all subcontracts over $50,000 and add to Guaranteed Maximum Price or

____ INITIAL - waive Performance & Payment Bonds with _______________acknowledging and accepting terms above

Signature:

Date:

CRB BUILDERS, LLC   •   11701 BORMAN DRIVE, SUITE 110   •   ST LOUIS  MO  63146   •   314.997.0244   •   FAX 314.824.0049

SCHEDULE 7

			Avance donors/year (weekly gallon usage)									Chemical Waste (weekly gallon usage)
Chemical	Liters used per Week		2019	2020	2021	2022	2023	2024	2025	2026	2027	2019	2020	2021	2022	2023	2024	2025	2026	2027
"***"		L/donor	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***:	"***"
"***"
"***"
"***"	"***"	"***"	1.9	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	1.9	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
"***"	"***"	"***"	0.8	:***"	:***"	:***"	:***"	:***"	:***"	:***"	:***"	0.8	:***"	:***"	:***"	:***"	:***"	:***"	:***"	:***"
"***"	"***"	"***"	0.3	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.3	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
"***"	"***"	"***"	0.1	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
"***"	"***"	"***"	0.1	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
"***"	"***"	"***"	0.5	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.2	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
"***"	"***"	"***"	0.1	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
"***"	"***"	"***"	4.2	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	1.4	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
																					"***"
"***"
"***"	"***"	"***"	1.9	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.6	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
"***"	"***"	"***"	0.8	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.3	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
"***"	"***"	"***"	0.1	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"

Note: Used open system is 10 gallons. Used-Closed system is 30 gallons. Storage 30 gallons.	Sum of Hazardous Chemicals:	"***"	2.7	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"

Hazardous Chemicals (Combustable Liquid II)
"***"	"***"	"***"	0.1	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
"***"	0.01	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
Note: Used open system is 30 gallons. Used-Closed system is 120 gallons. Storage 120 gallons.	Sum of Hazardous Chemicals:		0.1	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"

Hazardous Chemical (Flammable Liquid, Combination)
"***"	"***"	"***"	0.1	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
Note: Used open system is 30 gallons. Used-Closed system is 120 gallons. Storage 120 gallons.

Hazardous Chemical (Combustible Liquid, IIIB)
"***"	"***"	"***"	0.5	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	0.0	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
Note: Used open system is 3300 gallons. Used-Closed system is 13200 gallons. Storage 13200 gallons.

"***"									Assumptions

"***"									1L=	0.264172	gal

									Maximum cummulative Usage allowance:	10	L
									"***"	"***"

Note

	Histology chemical list	Hazard class	Hazard Group	Storage	Use -Closed System	Use-Open System
Chemical	"***"			Liquid gallons (pounds)	Liquid gallons (pounds)	Liquid gallons (pounds)
"***"

Flam. liq. Class IB.                                                         Class III. PG-II. Flammable liquid and vapor. Harmful if swallowed.
May cause target organ or system damage - liver.
Poison. May be fatal or cause blindness if swallowed.
Signal word: Danger
Acute Toxicity Oral Category 2
Acute Toxicity Oral Category 4
Eye Irritation Category 2A
Flammable Liquids Category 3. (1-Health,   3-Flammability,    0-Reactivity)

			H-2 or H-3	30 (120)	30 (120)	10 (30)
"***"		As above	H-2 or H-3	30 (120)	30 (120)	10 (30)
"***"		As above	H-2 or H-3	30 (120)	30 (120)	10 (30)
"***"	"***"	As above	H-2 or H-3	30 (120)	30 (120)	10 (30)
"***"	3L

Flam. Liq. Class IC.                                                          Flam. Liq. 3; Acute Tox. 4;
Skin Irrit. 2; STOT SE 3; STOT
RE 2; Asp. Tox. 1; Aquatic
Acute 2; H226, H304, H315,
H332, H335, H373, H401. HEALTH=2 FIRE=3 REACTIVITY=0 .    Class: 3 Packing group: III

			H-2 or H-3	30 (120)	30 (120)	10 (30)
"***"	.5L or less	Class II. Combustable (Acetic acid). GHS Classification in accordance with 29 CFR 1910 (OSHA HCS) Corrosive to metals (Category 1), H290 Acute toxicity, Oral (Category 4), H302 Skin corrosion (Category 1A), H314 Serious eye damage (Category 1), H318 Specific target organ toxicity - repeated exposure, Oral (Category 2), Kidney, H373. NFPA Rating: (estimated) Health: 2; Flammability: 2; Instability: 0	H-2 or H-3	120	120	120
"***"	.25L

Flam. Liq. Combination. Class IC.                                                       GHS Classification in accordance with 29 CFR 1910 (OSHA HCS)
Flammable liquids (Category 2), H225
Skin irritation (Category 2), H315
Eye irritation (Category 2A), H319
Reproductive toxicity (Category 1B), H360
Specific target organ toxicity - single exposure (Category 3), Respiratory system, Central nervous system, H335, H336
Specific target organ toxicity - repeated exposure (Category 2), H373
Specific target organ toxicity - repeated exposure, Inhalation (Category 2), Central nervous system, Liver, Kidney,
H373
Aspiration hazard (Category 1), H304
Acute aquatic toxicity (Category 2), H401.                 NFPA Rating
Health hazard: 2
Fire Hazard: 3
Reactivity Hazard: 0

			H-2 or H-3	30 (120)	30 (120)	10 (30)
"***"	.01L	Class II Combustable Flam. Liq. 3; Met. Corr. 1; Skin Corr. 1A; Eye Dam. 1; H226, H290, H314	H-2 or H-3	120	120	30
"***"	.01L	Flammable Liquid IA Toxic Liquid, Flammable, Organic, n.o.s., (Diaminobenzidine Tetrahydrochloride Substrate System) CLASS 6.1: Toxic substance.	H-2 or H-3	30 (120)	30 (120)	10 (30)
"***"	2L	Class IIIB - Flammable and combustible liquid Flammable liquids (Category 4), H227 Acute toxicity, Oral (Category 4), H302 Skin irritation (Category 2), H315 Serious eye damage (Category 1), H318 Skin sensitisation (Category 1), H317 Germ cell mutagenicity (Category 2), H341 Carcinogenicity (Category 1A), H350 Specific target organ toxicity - single exposure (Category 1), H370. Health hazard: 3 Fire Hazard: 2 Reactivity Hazard: 0	N/A	13,200.00	13,200.00	3,300.00
"***"	1L melted	GHS Classification Not a hazardous substance or mixture	N/A	N/A	N/A	N/A
"***"	.5L or less	Not a hazardous substance or mixture.	N/A	N/A	N/A	N/A
"***"	.01L	Met. Corr. 1; Skin Corr. 1A; Eye Dam. 1; Aquatic Acute 3; H290, H314, H402. NFPA Rating Health hazard: 2 Fire Hazard: 0 Reactivity Hazard: 0	N/A	N/A	N/A	N/A
"***"	.01L	GHS-Labeling Not a dangerous substance according to GHS.	N/A	N/A	N/A	N/A
"***"	.01L	GHS Classification Not a hazardous substance or mixture	N/A	N/A	N/A	N/A
"***"	16L	Contains no substances with occupational exposure limit values. Not classified as dangerous in the meaning of transport regulations.	N/A	N/A	N/A	N/A

Hazardous Chemicals
"***"	7L	Flammable Class IB	H-2 or H-3	30 (120)	30 (120)	10 (30)
"***"	3L	Flammable Class IA	H-2 or H-3	30 (120)	30 (120)	10 (30)
"***"	.01L	Flammable Liquid IA	H-2 or H-3	30 (120)	30 (120)	10 (30)
"***"	.5L	Class II Combustable	H-2 or H-3	30 (120)	30 (120)	10 (30)
"***"	0.01L	Class II Combustable	H-2 or H-3	120	120	30
"***"	0.25L	Flammable Liquid IC	H-2 or H-3	30(120)	30(120)	10(30)
"***"	2L	Class IIIB Combustable	N/A	13200	13200	3300

						A "Must have" list
Equipment	Size (WxDxH)"	Size (WxDxH)'	Size (W)'	Size (D)'	Sqft of equipment	Quantity	Needs toxic fume capturing system or venting	Price (approximate)	Comments	Example of the model
"***"	24x27x53"	2x2.25x4.41	2	2.25	4.5	"***"	Yes	$55,000	"***"	"***"
"***"	43x23x17"	3.58x1.91x1.41	3.58	1.91	6.8	"***"	No	$13,000	"***"	"***"
"***"	11x8x2"	0.9x0.66x0.16	0.9	0.66	1.2	"***"	No	$3,000	Counter top	"***"
"***"	16x20.5x11"	1.33x1.71x0.91	1.33	1.71	4.5	"***"	No	$16,500	Counter top	"***"
"***"	15.5x7.12x3.5"	1.29x0.59x0.29	1.29	0.59	1.5	"***"	No	$3,000	Counter top	"***"
"***"	9ft.		9	3	54.0	"***"	Yes	$20,000	"***"
"***"	10.25x18.5x15"	0.85x1.54x1.25	0.85	1.54	1.3	"***"	No	$10,000	Counter top	"***"
"***"	10.25x18.5x15"	0.85x1.54x1.25	0.85	1.54	1.3	"***"	No	$40,000	Counter top
"***"	25.5(W)x22.75(L)x19.75(H)"	2.12x1.89x1.64	2.12	1.89	4.0	"***"	May need	$10,000	Counter top	"***"
"***"	5.5x7.9x11.6"	0.45x0.65x0.96	0.45	0.65	0.3	"***"	No	$3,000	Counter top	"***"
"***"	23.5x16x25.5"	1.95x1.33x2.12	1.95	1.33	2.6	"***"	No		Counter top	"***"
"***"	32x52x78.5"	2.66x4.33x6.54	2.66	4.33	11.5	"***"	No	$2,000	Floor space	"***"
"***"	32x28.75x82"	2.66x2.39x6.83	2.66	2.39	6.4	"***"	No	$4,000	Floor space	"***"
"***"	53x35.5x79.5"	4.41x2.95x6.62	4.41	2.95	13.0	"***"	No	$8,000	Floor space	"***"
"***"	20x31x32"	1.66x2.58x2.66	1.66	2.58	4.3	"***"	No	$7,000	Counter top	"***"
"***"	5.7x6.9x4.5"	0.47x0.57x0.37	0.47	1.5	0.7	"***"	No	$200	Counter top	"***"
"***"	43x18x65"	3.58x1.5x5.41	3.58	1.5	10.7	"***"	Yes	$1,000	Floor space	"***"
"***"	43x18x65"	3.58x1.5x5.41	3.58	1.5	5.4	"***"	No	$1,000	Floor space	"***"
"***"	43x18x65"	3.58x1.5x5.41	3.58	1.5	5.4	"***"	No	$1,000	Floor space	"***"
"***"	23.62x29x33.25"	1.96x2.41x2.77	1.96	2.41	4.7	"***"	No	$500	Floor space	"***"
"***"	8.5x13.7x13.6"	0.70x1.14x1.13	0.7	1.14	0.8	"***"	No	$2,000	Counter top	"***"
"***"	8.5x13.7x13.6"	0.70x1.14x1.13	0.7	1.14	0.8	"***"	No	$500	Counter top	"***"
"***"	11.3x16.2x4"	0.94x1.35x0.33	0.94	1.35	1.3	"***"	No		Counter top	"***"
"***"	24.9x15.5x9.8"	2.07x1.29x0.81	2.07	1.29	2.7	"***"	No		Counter top	"***"
"***"									Could be built as part of the lab design

Systems to reduce waste (optional)
Solvent recycling (reclaimer) system	17x17x44" (only approx.)	1.41x1.41x3.66	1.41	1.41	2.0	1	Yes	$3,000	"***"	"***"
Alcohol recycling system	17x17x44" (only approx.)	1.41x1.41x3.66	1.41	1.41	2.0	1	Yes	$3,000	"***"

"***"
"***"	28.7x28.7x44.8"	2.39x2.39x3.73	2.39	2.39	5.7	1	No		Floor space	"***"

Other lab needs to consider
Sinks						2
DI water line						1
Free counter space for manual IHC 9ft.	9ft. Or more		9	3	27.0		No

Total Estimate (Minimum)								$310,000

					Total Sqft for Equipment	Sqft per donor
					"***"	"***"

	2019	2020	2021	2022	2023	2024	2025	2026	2027
	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"
	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"	"***"

Equipment	Size	Size (WxDxH) "	Size (Width ")	Size (Depth ")	Size (Width ')	Size (Depth ')	Sq Ft	Price	VWR Catalog #

Refrigerator for media/supply storage	3 x 5 footprint	48x30x79	48.0	30.0	4.0	2.5	10.0	$9,042.02	"***"
Incubator for 20 - 25°C	3 x 3 footprint	21.4x20.6x52.5	21.4	20.6	1.8	1.7	3.1	$7,314.64	"***"
Incubator for 30 - 35°C	3 x 3 footprint	21.4x20.6x52.5	21.4	20.6	1.8	1.7	3.1	$7,314.64	"***"
Autoclave possibly for discarding plates, sterilizing equipment	3 x 3 footprint	20x38x20	20.0	38.0	1.7	3.2	5.3	$54,255.25	"***"
Colony Counter	Benchtop	12.2x11.81x5.51	12.2	11.8	1.0	1.0	1.0	$865.63	"***"
LAF Hood	3 x 6 footprint	74x39x48.4	74.0	39.0	6.2	3.3	20.0	$14,653.53	"***"
Shaker	Benchtop	16.5x11x9	16.5	11.0	1.4	0.9	1.3	$2,787.03	"***"
Dry heat oven (depyrogenate glassware)	Benchtop	31.5x25.25x35	31.5	25.3	2.6	2.1	5.5	$10,938.47	"***"
LAL test system	Benchtop								"***"
Heated shaker	Benchtop	13.3x13.3x17.1	13.3	13.3	1.1	1.1	1.2	$3,636.53	"***"
Freezer (-70 to -80 [o]C)	3 x 3 footprint	13.3x13.3x17.1	13.3	13.3	1.1	1.1	1.2	$16,270.60	"***"

Cost Estimate						Total Sqft	51.7	$127,078.34

Histo & Micro lab waste generation/week	5 gallons	Can be picked up real time by waste company instead of onsite storage in large quanitity

Histology chemical list
Chemical	"***"
"***"	"***"
"***"	"***"
"***"	"***"
"***"	"***"
"***"	"***"
"***"	"***"
"***"	"***"
"***"	"***"
"***"	"***"
"***"	"***"
"***"	"***"
"***"	"***"
"***"	"***"
"***"	"***"
"***"	"***"
"***"	"***"

Toxic Waste
"***"	"***"
"***"	"***"
"***"	"***"
"***"	"***"
"***"	"***"
"***"	"***"

Note	"***"
"***"
"***"

SCHEDULE 8

Activity ID	Activity Name	Org Dur	Activity % Complete	Start	Finish
Axogen		344d		Mar-22-19 A	Jul-30-20
Executive Summary		292d		Jun-07-19	Jul-30-20
A850	Design Process	119d	0%	Jun-07-19	Nov-26-19
A855	Site Visit	2d	0%	Jun-18-19	Jun-19-19
A9600	Structural Layout Locked/ Floor Plan Locked	0d	0%		Jul-16-19
A900	Procurement	80d	0%	Sep-02-19	Dec-26-19
A930	Construction	208d	0%	Sep-09-19	Jul-02-20
A910	Submittals	80d	0%	Sep-30-19	Jan-24-20
A920	Fabricate & Deliver	110d	0%	Oct-28-19	Apr-03-20
A940	Commissioning and Closeout	81d	0%	Apr-08-20	Jul-30-20
Axogen Activities		117d		Mar-22-19 A	Sep-06-19
A500	Build Design Proposal Submission	0d	100%		Mar-22-19 A
A510	Review & Award	54d	100%	Mar-25-19 A	Jun-07-19 A

J J A S O N D J F M A M J J A S O N D J
Design Process
Visit
Structural Layout Locked/ Floor Plan Locked
Procurement
Construction
Submittals
Fabricate & Deliver
Commissioning and Closeout
Design Proposal Submission
ard

Remaining Level of Effort
Actual Level of Effort
Actual Work
Remaining ...
Critical Rem...
Milestone

Axogen
Jun-07-19
Page 1 of 22

SCHEDULE 8 Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J Axogen 344d Mar-22-19 A Jul-30-20 Executtiivvee Suummmary 292d Jun-07-19 Jul-30-20 A850 Design Proc ess 119d 0% Jun-07-19 Nov-26-19 Design Proc ess A855 Site Visit 2d 0% Jun-18-19 Jun-19-19 e Visit A9600 Structural Layout Locked/ Floor Plan Loc ked 0d 0% Jul-16-19 Structural Layout Locked/ Floor Plan Loc ked A900 Procurement 80d 0% Sep-02-19 Dec-26-19 Procurement A930 Construction 208d 0% Sep-09-19 Jul-02-20 Construction A910 Submittals 80d 0% Sep-30-19 Jan-24-20 Sbum ttials A920 Fabric ate & Deliver 110d 0% Oct-28-19 Apr-03-20 Fabric ate & Deliver A940 Commissioning and Clos eout 81d 0% Apr-08-20 Jul-30-20 Commissioning and Clos eout Axogeenn Accttiivvitiities 117d Mar-22-19 A Sep-06-19 A500 Build Design Proposal Submission 0d 100% Mar-22-19 A Design Proposal Submission A510 Review & Award 54d 100% Mar-25-19 A Jun-07-19 A ard Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 1 of 22

Activity ID	Activity Name	Org Dur	Activity % Complete	Start	Finish
A520	Execute Contract	0d	100%	Jun-07-19 A	
A9690	Client Review Of Long Lead Mechanical Equipment	5d	0%	Sep-02-19	Sep-06-19
Design Developement		119d		Jun-07-19	Nov-26-19
A1000	Demolition Package IFB/IFP	39d	0%	Jun-07-19	Aug-02-19
A1020	Architectural Design Package IFB/IFP	104d	0%	Jun-07-19	Nov-01-19
A1030	Mechanical Design Package IFB	104d	0%	Jun-07-19	Nov-01-19
A1040	Electrical Design Package IFB	104d	0%	Jun-07-19	Nov-01-19
A1050	Instrumentation & Controls Design Package IFB	77d	0%	Jun-07-19	Sep-25-19
A1060	Fire Protection Design Package	52d	0%	Jun-07-19	Aug-21-19
A1070	Plumbing Design Package IFB	77d	0%	Jun-07-19	Sep-25-19
A1080	Process Design Package IFB	77d	0%	Jun-07-19	Sep-25-19
A1100	Elevator Design Package IFC	25d	0%	Jun-07-19	Jul-15-19
A9590	Foundation and Slabs IFB	59d	0%	Jun-07-19	Aug-30-19

J J A S O N D J F M A M J J A S O N D J
Execute Contract
Long Lead Mechanical Equipment
Package IFB/IFP
al Design Package IFB/IFP
cal Design Package IFB
al Design Package IFB
Controls Design Package IFB
on Design Package
Design Package IFB
Design Package IFB
gn Package IFC
ion and Slabs IFB

Axogen
Jun-07-19
Page 2 of 22

Activity ID Activity Name A520 Execute Contract 0d 100% Jun-07-19 A Execute Contract A9690 Client Review Of Long Lead Mechanical Equipment 5d 0% Sep-02-19 Sep-06-19 Long Lead Mec hanical Equipment Desiign Deevveelolopement 119d Jun-07-19 Nov-26-19 A1000 Demolition Pac kage IFB/IFP 39d 0% Jun-07-19 Aug-02-19 Package IFB/IFP A1020 Architectural Design Pac kage IFB/IFP 104d 0% Jun-07-19 Nov-01-19 al Design Package IFB/IFP A1030 Mec hanic al Design Package IFB 104d 0% Jun-07-19 Nov-01-19 cal Design Pac kage IFB A1040 Electrical Design Package IFB 104d 0% Jun-07-19 Nov-01-19 al Design Package IFB A1050 Instrumentation & Controls Design Package IFB 77d 0% Jun-07-19 Sep-25-19 Controls Design Package IFB A1060 Fire Protection Design Pac kage 52d 0% Jun-07-19 Aug-21-19 on Design Package A1070 Plumbing Design Package IFB 77d 0% Jun-07-19 Sep-25-19 Design Package IFB A1080 Proc ess Design Pac kage IFB 77d 0% Jun-07-19 Sep-25-19 Design Package IFB A1100 Elevator Design Pac kage IFC 25d 0% Jun-07-19 Jul-15-19 ign Package IFC A9590 Foundation and Slabs IFB 59d 0% Jun-07-19 Aug-30-19 ion and Slabs IFB Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 2 of 22 Org Dur Activity % StartFinishJ J A S O N D J F M A M J J A S O N D J Complete

Activity ID	Activity Name	Org Dur	Activity % Complete	Start	Finish
A9620	Underground Plumbing Earlypackage IFC	59d	0%	Jun-07-19	Aug-30-19
A9650	Early Package Chiller Boiler	49d	0%	Jun-07-19	Aug-16-19
A9670	Electrical Early Package LLE Switchboards; Genrator, MCC's Transformers	61d	0%	Jun-07-19	Sep-03-19
A9700	LLE Process Equipment IFB	47d	0%	Jun-07-19	Aug-14-19
A9710	Pre-engineered Metal Building IFC	52d	0%	Jun-07-19	Aug-21-19
A9840	Generator IFC	61d	0%	Jun-07-19	Sep-03-19
A1010	Structural Design Package IFB/IFP	22d	0%	Jul-17-19	Aug-15-19
A1003	Demolition Package IFC	15d	0%	Aug-05-19	Aug-23-19
A1005	Site & Civil Design Package IFB/IFP	20d	0%	Aug-05-19	Aug-30-19
A1015	Structural Design Package IFC	20d	0%	Aug-30-19	Sep-26-19
A1007	Site & Civil Design Package IFC	10d	0%	Sep-02-19	Sep-13-19
A1055	Instrumentation & Controls Design Package IFC	27d	0%	Sep-26-19	Nov-01-19
A1075	Plumbing Design Package IFC	15d	0%	Sep-26-19	Oct-16-19

J J A S O N D J F M A M J J A S O N D J
mbing Early package IFC
age Chiller Boiler
hboards; Genrator, MCC's Transformers
ss Equipment IFB
ed Metal Building IFC
enerator IFC
esign Package IFB/IFP
olition Package IFC
Design Package IFB/IFP
tural Design Package IFC
Civil Design Package IFC
tation & Controls Design Package IFC
umbing Design Package IFC

Axogen
Jun-07-19
Page 3 of 22

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J A9620 Underground Plumbing Early package IFC 59d 0% Jun-07-19 Aug-30-19 mbing Early package IFC A9650 Early Package Chiller Boiler 49d 0% Jun-07-19 Aug-16-19 age Chiller Boiler A9670 Electrical Early Package LLE Switchboards; Genrator, MCC's Transformers 61d 0% Jun-07-19 Sep-03-19 hboards; G enrator, MCC's Transf ormers A9700 LLE Proc ess Equipment IFB 47d 0% Jun-07-19 Aug-14-19 ss Equipment IFB A9710 Pre-engineered Metal Building IFC 52d 0% Jun-07-19 Aug-21-19 ed Metal Building IFC A9840 G enerator IFC 61d 0% Jun-07-19 Sep-03-19 enerator IFC A1010 Structural Design Pac kage IFB/IFP 22d 0% Jul-17-19 Aug-15-19 esign Package IFB/IFP A1003 Demolition Pac kage IFC 15d 0% Aug-05-19 Aug-23-19 olition Pac kage IFC A1005 Site & Civil Design Package IFB/IFP 20d 0% Aug-05-19 Aug-30-19 Design Package IFB/IFP A1015 Structural Design Pac kage IFC 20d 0% Aug-30-19 Sep-26-19 tural Design Package IFC A1007 Site & Civil Design Package IFC 10d 0% Sep-02-19 Sep-13-19 Civil Design Package IFC A1055 Instrumentation & Controls Design Package IFC 27d 0% Sep-26-19 Nov-01-19 tation & Controls Design Pac kage IFC A1075 Plumbing Design Package IFC 15d 0% Sep-26-19 Oct-16-19 umbing Design Pac kage IFC Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 3 of 22

J J A S O N D J F M A M J J A S O N D J
rocess Design Package IFC
Architectural Design Package IFC
Mechanical Design Package IFC
Electrical Design Package IFC
r Procurement Specifications
cification (RO Skid, Autoclave, Parts washer)
& Award Demolition
Bid & Award Fire Protection
& Award Boilers Chillers
Bid & Award Structural
d Pre-Engineered Metal Building

Axogen
Jun-07-19
Page 4 of 22

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J A1085 Process Design Package IFC 15d 0% Sep-26-19 Oct-16-19 roc ess Design Package IFC A1025 Architectural Design Package IFC 15d 0% Nov-04-19 Nov-26-19 Architectural Design Pac kage IFC A1035 Mechanical Design Package IFC 15d 0% Nov-04-19 Nov-26-19 Mec hanic al Design Package IFC A1045 Electrical Design Package IFC 15d 0% Nov-04-19 Nov-26-19 Electrical Design Package IFC Process Long Lead Equipment 40d Jun-07-19 Aug-05-19 A9530 Clean Steam Generator Procurement Specifications 40d 0% Jun-07-19 Aug-05-19 r Procurement Specifications A9540 Long Lead Equipment Procurement Specification (RO Skid, Autoclave, Parts washer) 40d 0% Jun-07-19 Aug-05-19 cific ation (RO Skid, Autoclave, Parts washer) Procurreemeenntt 131d Jul-16-19 Jan-21-20 A9580 Bid & Award Demolition 22d 0% Aug-05-19 Sep-03-19 & Award Demolition A2070 Bid & Award Fire Protection 104d 0% Aug-22-19 Jan-21-20 Bid & Award Fire Protection A9660 Bid & Award Boilers Chillers 23d 0% Aug-26-19 Sep-25-19 & Award Boilers Chillers A2010 Bid & Award Structural 20d 0% Aug-30-19 Sep-26-19 Bid & Award Structural A2095 Bid & Award Pre-Engineered Metal Building 23d 0% Aug-30-19 Oct-01-19 d Pre-Engineered Metal Building Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 4 of 22

J J A S O N D J F M A M J J A S O N D J
Bid & Award Site & Civil
Concrete Foundations and Slabs
ward Underground Plumbing
Award Instrumentation & Controls
Bid & Award Plumbing
Bid & Award Achitectural
Bid & Award Mechanical Dry
Bid & Award Mechanical Wet
Bid & Award Electrical
Bid & Award Process Systems
& Award Elevator
ge LLE Switchboards; Genrator, MCC's Transformers

Axogen
Jun-07-19
Page 5 of 22

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J A2000 Bid & Award Site & Civil 20d 0% Sep-02-19 Sep-27-19 Bid & Award Site & Civil A2020 Bid & Award Concrete Foundations and Slabs 20d 0% Sep-02-19 Sep-27-19 Concrete Foundations and Slabs A9630 Bid & Award Underground Plumbing 20d 0% Sep-02-19 Sep-27-19 ward Underground Plumbing A2060 Bid & Award Instrumentation & Controls 20d 0% Sep-26-19 Oct-23-19 Award Instrumentation & Controls A2080 Bid & Award Plumbing 20d 0% Sep-26-19 Oct-23-19 Bid & Award Pl bing A2030 Bid & Award Architectural 20d 0% Nov-04-19 Dec-03-19 Bid & AwardAcr hitectural A2035 Bid & Award Mechanical Dry 20d 0% Nov-04-19 Dec-03-19 Bid & Award Mechanical Dry A2040 Bid & Award Mechanical W et 20d 0% Nov-04-19 Dec-03-19 Bid & Award Mechanical W et A2050 Bid & Award Electrical 20d 0% Nov-04-19 Dec-03-19 Bid & Award Electrical A2090 Bid & Award Process Systems 20d 0% Nov-27-19 Dec-26-19 Bid & Award Proc ess Systems Long Lead Equipment 99d Jul-16-19 Dec-03-19 A2160 Bid & Award Elevator 23d 0% Jul-16-19 Aug-15-19 & Award Elevator A9680 Bid & Award Electrical Early Package LLE Switchboards; Genrator, MCC's Transformers 20d 0% Sep-04-19 Oct-01-19 ge LLE Switchboards; G enrator, MCC's Transf ormers Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 5 of 22 um

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J A9850 Bid & Award Generator 30d 0% Sep-04-19 Oct-15-19 Bid & Award Generator A2100 Bid & Award Chillers 20d 0% Sep-26-19 Oct-23-19 Bid & Award Chillers A2110 Bid & Award Boilers 20d 0% Sep-26-19 Oct-23-19 Bid & Award Boilers A2120 Bid & Award AHU's 20d 0% Nov-04-19 Dec-03-19 Bid & Award AHU's A2130 Bid & Award Cleanroom Package 20d 0% Nov-04-19 Dec-03-19 Bid & Award Cleanroom Pac kage Process Long Lead Equipment 30d Aug-06-19 Sep-16-19 A2180 Bid & Award Clean Steam Generator 30d 0% Aug-06-19 Sep-16-19 ard Clean Steam G enerator A2190 Bid & Award Parts W asher 30d 0% Aug-06-19 Sep-16-19 & Award Parts W asher A2200 Bid & Award RO Skid 30d 0% Aug-06-19 Sep-16-19 id & Award RO Skid Owner SuppplliedLong Lead Equipment 30d Aug-06-19 Sep-16-19 A2170 Bid & Award Autoclaves 30d 0% Aug-06-19 Sep-16-19 & Award Autoclaves Submiittttaallss 128d Aug-16-19 Feb-18-20 A3010 Structural Steel Submittals 30d 0% Sep-27-19 Nov-07-19 Structural Steel Submittals Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 6 of 22

J J A S O N D J F M A M J J A S O N D J
Site & Civil Submittals
undation and Slab Submittals
dergroud Plumbing Submittals
eered metal Building Shops & Submittals
Plumbing Submittals
nstrumentation & Controls Submittals
Architectural Submittals
Mechanical Submittals Dry
Mechanical Submittals Wet
Electrical Submittals
Process Submittals
Fire Protection Submittals

Axogen
Jun-07-19
Page 7 of 22

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J A3000 Site & Civil Submittals 20d 0% Sep-30-19 Oct-25-19 Site & Civil Submittals A3020 Foundation and Slab Submittals 5d 0% Sep-30-19 Oct-04-19 undation and Slab Submittals A9640 Undergroud Plumbing Submittals 5d 0% Sep-30-19 Oct-04-19 dergroud Plumbing Submittals A3015 Pre-engineered metal Building Shops & Submittals 30d 0% Oct-02-19 Nov-12-19 eered metal Building Shops & Submittals A3080 Plumbing Submittals 20d 0% Oct-24-19 Nov-20-19 Plumbing Submittals A3060 Instrumentation & Controls Submittals 20d 0% Nov-04-19 Dec-03-19 nstrumentation & Controls Submittals A3030 Architectural Submittals 15d 0% Dec-04-19 Dec-26-19 Architectural Submittals A3035 Mechanical Submittals Dry 20d 0% Dec-04-19 Jan-03-20 Mechanical Submittals Dry A3040 Mechanical Submittals W et 20d 0% Dec-04-19 Jan-03-20 Mechanical Submittals W et A3050 Electrical Submittals 20d 0% Dec-04-19 Jan-03-20 Electrical Submittals A3090 Process Submittals 20d 0% Dec-27-19 Jan-24-20 Proc ess Submittals A3070 Fire Protection Submittals 20d 0% Jan-22-20 Feb-18-20 Fire Protection Submittals Long Lead Equipment 96d Aug-16-19 Jan-03-20 Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 7 of 22

J J A S O N D J F M A M J J A S O N D J
Shop drawings and Submittals
Switchboards Submittals
MCC's Submittals
Generator Submittal
Chillers Submittals
Submitt
AHU's Submittals
Packa

Remaining Level of Effort
Actual Level of Effort
Actual Work
Remaining ...
Critical Rem...
Milestone

Axogen
Jun-07-19
Page 8 of 22

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J A3160 Elevator Shop drawings and Submittals 40d 0% Aug-16-19 Oct-10-19 Shop drawings and Submittals A3140 Switchboards Submittals 20d 0% Oct-02-19 Oct-29-19 Switchboards Submittals A3150 MCC's Submittals 20d 0% Oct-02-19 Oct-29-19 MCC's Submittals A9860 Generator Submittal 20d 0% Oct-16-19 Nov-12-19 G enerator Submittal A3100 Chillers Submittals 20d 0% Oct-24-19 Nov-20-19 Chillers Submittals A3110 Boilers Submittals 30d 0% Oct-24-19 Dec-06-19 Sub A3120 AHU's Submittals 20d 0% Dec-04-19 Jan-03-20 AH Submittals A3130 Cleanroom Package Submittals 20d 0% Dec-04-19 Jan-03-20 Process Long Lead Equipment 20d Sep-17-19 Oct-14-19 "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" ***" Owner Suppllied long Lead Equipment 20d Sep-17-19 Oct-14-19 Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 8 of 22 mitt U's Pa cka

Activity ID	Activity Name	Org Dur	Activity % Complete	Start	Finish
A3190	Autoclaves Submittals	20d	0%	Sep-17-19	Oct-14-19
Fabrication & Delivery		170d		Sep-17-19	May-18-20
A4100	Foundation & Slabs	3d	0%	Oct-07-19	Oct-09-19
A4200	Structural Steel Fabrication	30d	0%	Oct-18-19	Dec-02-19
A4000	Site Civil Fabrication	20d	0%	Oct-28-19	Nov-26-19
A4800	Plumbing Fabrication	20d	0%	Oct-31-19	Nov-29-19
A4205	Pre-engineered Metal building	30d	0%	Nov-13-19	Dec-30-19
A4600	Instrumentation & Controls Fabrication	30d	0%	Dec-04-19	Jan-17-20
A4300	Architectural Fabrication	20d	0%	Dec-27-19	Jan-24-20
A4350	Dry Mechanical Fabrication	20d	0%	Jan-06-20	Jan-31-20
A4400	Wet Mechanical Fabrication	30d	0%	Jan-06-20	Feb-14-20
A4500	Electrical Fabrication	20d	0%	Jan-06-20	Jan-31-20
A4900	Process Fabrication	50d	0%	Jan-27-20	Apr-03-20

J J A S O N D J F M A M J J A S O N D J
Autoclaves Submittals
Foundation & Slabs
Structural Steel Fabrication
Site Civil Fabrication
Plumbing Fabrication
Pre-engineered Metal building
Instrumentation & Controls Fabrication
Architectural Fabrication
DryMechanical Fabrication
Wet Mechanical Fabrication
Electrical Fabrication
Process Fabrication

Axogen
Jun-07-19
Page 9 of 22

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J A3190 Autoclaves Submittals 20d 0% Sep-17-19 Oct-14-19 Autoclaves Submittals Fabriicaattiioonn&& Delivery 170d Sep-17-19 May-18-20 A4100 Foundation & Slabs 3d 0% Oct-07-19 Oct-09-19 Foundation & Slabs A4200 Structural Steel Fabric ation 30d 0% Oct-18-19 Dec-02-19 Structural Steel Fabric ation A4000 Site Civil Fabric ation 20d 0% Oct-28-19 Nov-26-19 Site Civil Fabric ation A4800 Plumbing Fabrication 20d 0% Oct-31-19 Nov-29-19 Plumbing Fabrication A4205 Pre-engineered Metal building 30d 0% Nov-13-19 Dec-30-19 Pre-engineered Metal building A4600 Instrumentation & Controls Fabric ation 30d 0% Dec-04-19 Jan-17-20 Instrumentation & Controls Fabric ation A4300 Architectural Fabric ation 20d 0% Dec-27-19 Jan-24-20 Architectural Fabric ation A4350 Dry Mec hanical Fabric ation 20d 0% Jan-06-20 Jan-31-20 Dry Mechanical Fabric ation A4400 W et Mechanic al Fabrication 30d 0% Jan-06-20 Feb-14-20 W et Mechanic al Fabrication A4500 Electrical Fabrication 20d 0% Jan-06-20 Jan-31-20 Electrical Fabrication A4900 Proc ess Fabric ation 50d 0% Jan-27-20 Apr-03-20 Proc ess Fabric ation Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 9 of 22

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J A4700 Fire Protection Fabrication 20d 0% Feb-19-20 Mar-17-20 Fire Protection Fabric ation Long Lead Equipment 170d Sep-17-19 May-18-20 A4970 Elevator Fabric ation 80d 0% Oct-11-19 Feb-06-20 Elevator Fabrication A4950 Switchboards Fabrication 60d 0% Oct-30-19 Jan-28-20 Switchboards Fabr ication A4960 MCC Fabrication 60d 0% Oct-30-19 Jan-28-20 MCC Fabrication A9870 G enerator Fabric ation 80d 0% Nov-13-19 Mar-10-20 Gener tor Fa rication A4910 Chillers Fabrication 90d 0% Nov-25-19 Apr-01-20 Chillers Fabric tion A4920 Boilers Fabrication 90d 0% Dec-09-19 Apr-15-20 Boilers Fabrication A4930 AHU's Fabrication 60d 0% Jan-06-20 Mar-27-20 AHU's Fabrication A4940 Cleanroom Fabric ation 60d 0% Jan-06-20 Mar-27-20 Cleanroom Fabrication Process Long Lead Equipment 170d Sep-17-19 May-18-20 "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 10 of 22

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J "***" "***" "***" "***" "***" "***" "***" Owner Suppllied long Lead Equipment 150d Oct-15-19 May-18-20 "***" "***" "***" "***" "***" "***" "***" Permiittttiinngg 115d Jul-08-19 Dec-17-19 A5000 Demolition,Foundations & Steel Partial Permit Submit & Approve 30d 0% Jul-08-19 Aug-16-19 teel Partial Permit Submit & Approve A5100 Civil Site Enabling & U/G Utilities Partial Permit Submit & Approve 30d 0% Jul-17-19 Aug-27-19 ilities Partial Permit Submit & Approve A5200 Interior Fit-out & MEP Partial Permit Submit & Approve 30d 0% Nov-04-19 Dec-17-19 it-out & MEP Partial Permit Submit & Approve Consttrruuccttiioonn 208d Sep-09-19 Jul-03-20 Demolition 44d Sep-09-19 Nov-07-19 A6000 Sawcut and Demolish Slab new Footings 44d 0% Sep-09-19 Nov-07-19 t and Demolish Slab new Footings SIte Civil 56d Sep-27-19 Dec-17-19 A6010 Exc avate New Footings 20d 0% Sep-27-19 Oct-24-19 Exc avate New Footings A9430 Excavate Foundation Pre-engineered Metal Building 3d 0% Nov-13-19 Nov-15-19 e Foundation Pre-engineered Metal Building Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 11 of 22

J J A S O N D J F M A M J J A S O N D J
Install New Fire Protection Line
New Sanitary Manhole Tie-in and pipe
Backfill & compact New Footings
Prep And Pour Sidewalk
Form Rebar Pour New Footings
d Metal Building Foundation, Slab & Equipment Pad
Pour backs in Slab Lab Area
Pour Mezzanine Slab
Pour Equipment Pads
Erect Structural Mezzanine
Install Decking Mezzanine

Remaining Level of Effort
Actual Level of Effort
Actual Work
Remaining ...
Critical Rem...
◆ Milestone

Axogen
Jun-07-19
Page 12 of 22

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J A9460 Install New FireProtection Line 10d 0% Nov-27-19 Dec-10-19 Install New Fire Protection Line A9500 New Sanitary Manhole Tie-in and pipe 5d 0% Nov-27-19 Dec-03-19 New Sanitary Manhole Tie-in and pipe A6015 Backfill & compact New Footings 5d 0% Dec-09-19 Dec-13-19 Backfill & c ompact New Footings A9510 Prep And Pour Sidewalk 5d 0% Dec-11-19 Dec-17-19 Prep And Pour Sidewalk Concrete Slabs and Foundation 89d Oct-10-19 Feb-18-20 A6020 Form Rebar Pour New Footings 40d 0% Oct-10-19 Dec-06-19 Form Rebar Pour New Footings A9420 Pre-engineered Metal Building Foundation, Slab & Equipment Pad 15d 0% Nov-18-19 Dec-10-19 d Metal Building Foundation, Slab & Equipment Pad A6030 Pour bac ks in Slab Lab Area 15d 0% Dec-27-19 Jan-17-20 Pour bac ks in Slab Lab Area A6035 Pour Mezzanine Slab 5d 0% Jan-20-20 Jan-24-20 Pour Mezzanine Slab A9450 Pour Equipment Pads 5d 0% Feb-12-20 Feb-18-20 Pour Equipment Pads Structural Steel 37d Dec-18-19 Feb-11-20 A6040 Erect Structural Mezzanine 15d 0% Dec-18-19 Jan-10-20 Erect Structural Mezzanine A6045 Install Decking Mezzanine 5d 0% Jan-13-20 Jan-17-20 Install Decking Mezzanine Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 12 of 22

Activity ID	Activity Name	Org Dur	Activity % Complete	Start	Finish
Pre-Engineered Metal Building		30d		Dec-31-19	Feb-11-20
A9440	Erect Pre-engineered Metal building	30d	0%	Dec-31-19	Feb-11-20
Architectural Finishes		109d		Jan-27-20	Jun-26-20
A7000	Layout walls Install Doorframes Office Area	3d	0%	Jan-27-20	Jan-29-20
A9280	Layout walls Install Doorframes Labs & Mezzanine	3d	0%	Jan-27-20	Jan-29-20
A7010	Wall Framing Office Areas	15d	0%	Jan-30-20	Feb-19-20
A9270	Wall Framing Labs & Mezzanine	15d	0%	Jan-30-20	Feb-19-20
A9310	Sheetrock Tape Labs & Mezzanine	30d	0%	Mar-05-20	Apr-15-20
A7020	Sheetrock & Tape Walls Office	20d	0%	Mar-16-20	Apr-10-20
A9610	Install Elevator (Need Permanent power)	50d	0%	Apr-13-20	Jun-22-20
A9350	Frame Drywall Ceilings Office	5d	0%	Apr-29-20	May-05-20
A9360	Drywall Tape Gypsum Ceiling in Office	7d	0%	May-06-20	May-14-20
A9110	Drop Ceiling Framing	15d	0%	May-22-20	Jun-12-20

J J A S O N D J F M A M J J A S O N D J
Erect Pre-engineered Metal building
Layout walls Install Doorframes Office Area
Layout walls Install Doorframes Labs & Mezzanine
Wall Framing Office Areas
Wall Framing Labs & Mezzanine
Sheetrock Tape Labs & Mezzanine
Sheetrock & Tape Walls Office
Install Elevator (Need Permanent power)
Frame Drywall Ceilings Office
Drywall Tape Gypsum Ceiling in Office
Drop Ceiling Framing

Axogen
Jun-07-19
Page 13 of 22

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J Pre-Ennggiinneeeerreedd Metal Building 30d Dec-31-19 Feb-11-20 A9440 Erect Pre-engineered Metal building 30d 0% Dec-31-19 Feb-11-20 Erect Pre-engineered Metal building A7000 Layout walls Install Doorframes Office Area 3d 0% Jan-27-20 Jan-29-20 Layout walls Install Doorframes Office Area A9280 Layout walls Install Doorframes Labs & Mezzanine 3d 0% Jan-27-20 Jan-29-20 Layout walls Install Doorframes Labs & Mezzanine A7010 W all Framing Office Areas 15d 0% Jan-30-20 Feb-19-20 W all Framing Office Areas A9270 W all Framing Labs & Mezzanine 15d 0% Jan-30-20 Feb-19-20 W all Framing Labs & Mezzanine A9310 Sheetroc k Tape Labs & Mezzanine 30d 0% Mar-05-20 Apr-15-20 Sheetrock Tape Labs & Mezzanine A7020 Sheetroc k & Tape W alls Office 20d 0% Mar-16-20 Apr-10-20 Sheetroc k & Tape W alls Office A9610 Install Elevator (Need Permanent power) 50d 0% Apr-13-20 Jun-22-20 Install Elevator (Need Permanent power) A9350 Frame Drywall Ceilings Offic e 5d 0% Apr-29-20 May-05-20 Frame Drywall Ceilings Offic e A9360 Drywall Tape G ypsum Ceiling in Offic e 7d 0% May-06-20 May-14-20 Drywall Tape G ypsum Ceiling in Offic e A9110 Drop Ceiling Framing 15d 0% May-22-20 Jun-12-20 Drop Ceiling Framing Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 13 of 22 Architectural Finishes 109dJan-27-20Jun-26-20

Activity ID	Activity Name	Org Dur	Activity % Complete	Start	Finish
A9120	Drop Tiles	5d	0%	Jun-22-20	Jun-26-20
Cleanroom Walls, Ceiling & Flooring		50d		Mar-23-20	Jun-01-20
A8000	Floor Prep	20d	0%	Mar-23-20	Apr-17-20
A8010	Install Ceiling	10d	0%	Apr-06-20	Apr-17-20
A8020	Doors & Walls	15d	0%	Apr-20-20	May-08-20
A8025	Cove Base Final Floor Coat	10d	0%	May-04-20	May-15-20
A8030	Install Mechanical	10d	0%	May-11-20	May-22-20
A8040	Install HEPA Filters	5d	0%	May-25-20	Jun-01-20
Painting & Wall Coverings		31d		Apr-16-20	May-28-20
A9320	Paint Walls Lab Area Under Mezzanine	5d	0%	Apr-16-20	Apr-22-20
A9150	Paint Walls & Hardlids First Floor	5d	0%	May-15-20	May-21-20
A9160	Paint Walls & Hardlids Second Floor	5d	0%	May-22-20	May-28-20
Tile		10d		May-22-20	Jun-05-20

J J A S O N D J F M A M J J A S O N D J
Drop Tiles
Floor Prep
Install Ceiling
Doors & Walls
Cove Base Final Floor Coat
Install Mechanical
Install HEPA Filters
Paint Walls Lab Area Under Mezzanine
Paint Walls & Hardlids First Floor
Paint Walls & Hardlids Second Floor

Axogen
Jun-07-19
Page 14 of 22

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J A9120 Drop Tiles 5d 0% Jun-22-20 Jun-26-20 Drop Tiles Cleanroom Walls, Ceiling & Flooring 50d Mar-23-20 Jun-01-20 A8000 Floor Prep 20d 0% Mar-23-20 Apr-17-20 Floor Prep A8010 Install Ceiling 10d 0% Apr-06-20 Apr-17-20 Install Ceiling A8020 Doors & W alls 15d 0% Apr-20-20 May-08-20 Doors & W alls A8025 Cove Bas e Final Floor Coat 10d 0% May-04-20 May-15-20 Cove Bas e Final Floor Coat A8030 Install Mec hanical 10d 0% May-11-20 May-22-20 Install Mec hanical A8040 Install HEPA Filters 5d 0% May-25-20 Jun-01-20 Install HEPA Filters Painting & Waalll Coverings 31d Apr-16-20 May-28-20 A9320 Paint W alls Lab Area Under Mezzanine A9150 Paint W alls & Hardlids First Floor A9160 Paint W alls & Hardlids Sec ond Floor Tile Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 14 of 22 Paint W alls Lab Area Under Mezzanine5d0% Apr-16-20Apr-22-20 Paint W alls & Hardlids First Floor5d0% May-15-20May-21-20 Paint W alls & Hardlids Sec ond Floor5d0% May-22-20May-28-20 10d May-22-20Jun-05-20

J J A S O N D J F M A M J J A S O N D J
Tile Bathrooms First floor
Tile Second Floor Baths
Set Cabinetry & Counters All
Partitions & Accessories Baths First Floor
Partitions & Accessories Baths Second Floor
Install Hangers Lab Area
Install Hangers Office
Install Duct Lab Area
Install Duct OfficeArea
Insulate Duct Office Area
Insulate Duct Lab Area

Axogen
Jun-07-19
Page 15 of 22

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J A9130 Tile Bathrooms First floor 5d 0% May-22-20 May-28-20 Tile Bathrooms First floor A9140 Tile Second Floor Baths 5d 0% Jun-01-20 Jun-05-20 Tile Sec ond Floor Baths Cabinets Counters, Partitions & Toilet Accessories 20d Jun-08-20 Jul-03-20 A9240 Set Cabinetry & Counters All 5d 0% Jun-08-20 Jun-12-20 Set Cabinetry & Counters All A9170 Partitions & Access ories Baths First Floor 5d 0% Jun-29-20 Jul-03-20 Partitions & Access ories Baths First Floor A9180 Partitions & Access ories Baths Sec ond Floor 5d 0% Jun-29-20 Jul-03-20 Partitions & Access ories Baths Sec ond Floor Mechanical Dry 105d Jan-27-20 Jun-22-20 A6050 Install Hangers Lab Area 10d 0% Jan-27-20 Feb-07-20 Install Hangers Lab Area A6055 Install Hangers Office 5d 0% Feb-03-20 Feb-07-20 Install Hangers Office A6060 Install Duct Lab Area 30d 0% Feb-10-20 Mar-20-20 Install Duct Lab Area A6085 Install Duct Office Area 20d 0% Feb-10-20 Mar-06-20 Install Duct OfficeArea A6095 Insulate Duct Office Area 10d 0% Mar-09-20 Mar-20-20 Insulate Duct Office Area A6065 Insulate Duct Lab Area 10d 0% Mar-23-20 Apr-03-20 Insulate Duct Lab Area Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 15 of 22

J J A S O N D J F M A M J J A S O N D J
Final Connections to Boilers
Set Air Handlers
Final Connections to Air Handlers
Grills Registers and Diffusers
Hangers office area
Runouts to Reheat Coils in office area
Install Racks & Hangers Lab & Mechanical Areas
Install Chilled water & Heating Hot Water Piping
Set Chillers
Set Pumps Chilled & Heating hot water
Insulate HVAC Piping
Insulate Piping to Reheat Coils Office

Remaining Level of Effort
Actual Level of Effort
Actual Work
Remaining ...
Critical Rem...
Milestone

Axogen
Jun-07-19
Page 16 of 22

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J A9570 Final Connections to Boilers 12d 0% Apr-23-20 May-08-20 Final Connections to Boilers A6105 Set Air Handlers 5d 0% May-25-20 Jun-01-20 Set Air Handlers A6115 Final Connections to Air Handlers 15d 0% Jun-02-20 Jun-22-20 Final Connections to Air Handlers A6075 Grills Registers and Diffusers 5d 0% Jun-15-20 Jun-19-20 Grills Registers and Diffus ers Mechanical Wet 103d Jan-27-20 Jun-18-20 A6053 Hangers offic e area 5d 0% Jan-27-20 Jan-31-20 Hangers offic e area A6057 Runouts to Reheat Coils in offic e area 15d 0% Feb-03-20 Feb-21-20 Runouts to Reheat Coils in offic e area A6070 Install Racks & Hangers Lab & Mechanical Areas 5d 0% Feb-17-20 Feb-21-20 Install Racks & Hangers Lab & Mechanical Areas A6080 Install Chilled water & Heating Hot W ater Piping 5d 0% Feb-24-20 Feb-28-20 Install Chilled water & Heating Hot W ater Piping A6110 Set Chillers 5d 0% Apr-02-20 Apr-08-20 Set Chillers A6100 Set Pumps Chilled & Heating hot water 5d 0% Apr-09-20 Apr-15-20 Set Pumps Chilled & Heating hot water A6090 Insulate HVAC Piping 5d 0% Apr-15-20 Apr-21-20 Insulate HVAC Piping A9560 Insulate Piping to Reheat Coils Offic e 10d 0% Apr-15-20 Apr-28-20 Insulate Piping to Reheat Coils Offic e Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 16 of 22

J A S O N D J F M A M J J A S O N D J
Set Boilers
Final Connections to Equipment
Cut Slab Install Underslab Plumbing
Backfill and Pour Back Underslab Plumbing
Domestic and Waste Piping overhead
Overhead in Labs
Wall Rough-in Labs
Plumbing Wall Rough-ins OfficeArea
Set Bath Fixtures
Mains & Runouts In Office
Main & Runouts under Mezzanine

Axogen
Jun-07-19
Page 17 of 22

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J A6120 Set Boilers 5d 0% Apr-16-20 Apr-22-20 Set Boilers A6130 Final Connections to Equipment 45d 0% Apr-16-20 Jun-18-20 Final Connections to Equipment A9190 Cut Slab Install Underslab Plumbing 20d 0% Dec-18-19 Jan-17-20 Cut Slab Install Underslab Plumbing A9200 Backfill and Pour Back Underslab Plumbing 5d 0% Jan-20-20 Jan-24-20 Backfill and Pour Back Underslab Plumbing A9220 Domestic and W aste Piping overhead 15d 0% Jan-27-20 Feb-14-20 Domestic and W aste Piping overhead A9390 Overhead in Labs 10d 0% Jan-27-20 Feb-07-20 O verhead in Labs A9400 W all Rough-in Labs 15d 0% Feb-13-20 Mar-04-20 W all Rough-in Labs A9290 Plumbing W all Rough-ins Office Area 5d 0% Feb-20-20 Feb-26-20 Plumbing W all Rough-ins OfficAe rea A9230 Set Bath Fixtures 10d 0% Jun-15-20 Jun-26-20 Set Bath Fixtures Fire Protection 67d Mar-17-20 Jun-19-20 A9880 Mains & Runouts In Office 15d 0% Mar-17-20 Apr-07-20 Mains & Runouts In Office A9890 Main & Runouts under Mezzanine 15d 0% Mar-17-20 Apr-07-20 Main & Runouts under Mezzanine Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 17 of 22 Plumbbiinngg 134dDec-18-19Jun-26-20

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J A9900 Mains & Runouts Second floor 15d 0% Apr-07-20 Apr-28-20 Mains & Runouts Sec ond floor A9930 Cut & Heads on Second 3d 0% Apr-28-20 May-01-20 Cut & Heads on Sec ond A9910 Cut & Heads In Office 5d 0% Jun-12-20 Jun-19-20 Cut & Heads In Office A9920 Cut & Heads under Mezzanine 3d 0% Jun-12-20 Jun-17-20 Cut & Heads under Mezzanine Process systems 106d Jan-27-20 Jun-23-20 "***" "***" "***" "***" "***" I"***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" Set Proceess Equipment 21d May-18-20 Jun-16-20 "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" "***" Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 18 of 22

J J A S O N D J F M A M J J A S O N D J
New Underground Electrical Service
Power Distribution Conduits Lab Area
Power Distribution Conduits in Office
Fire Alarm Conduits
Set Panels & Pull Feeds
Branch Circuits and Wall Rough-in
Set VFD's Final Connections to HVAC Equipment
Set Light Fixture in Gypsum Ceiling
Set Fire Alarm Panel Pull Conductors
Set Fire Alarm Devices
Set Light Fixtures in Drop Ceiling

Remaining Level of Effort
Actual Level of Effort
Actual Work
Remaining ...
Critical Rem...
◆ Milestone

Axogen
Jun-07-19
Page 19 of 22

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J Electrical 109d Jan-20-20 Jun-19-20 A9520 New Underground Electrical Service 15d 0% Jan-20-20 Feb-07-20 New Underground Electric al Servic e A9000 Power Distribution Conduits Lab Area 20d 0% Jan-27-20 Feb-21-20 Power Distribution Conduits Lab Area A9260 Power Distribution Conduits in Office 20d 0% Jan-27-20 Feb-21-20 Power Distribution Conduits in Offic e A9090 Fire Alarm Conduits 5d 0% Feb-03-20 Feb-07-20 Fire Alarm Conduits A9010 Set Panels & Pull Feeds 10d 0% Feb-24-20 Mar-06-20 Set Panels & Pull Feeds A9020 Branch Circuits and W all Rough-in 5d 0% Mar-09-20 Mar-13-20 Branch Circuits and W all Rough-in A9375 Set VFD's Final Connections to HVAC Equipment 20d 0% Apr-23-20 May-20-20 Set VFD's Final Connections to HVAC Equipment A9380 Set Light Fixture in Gypsum Ceiling 3d 0% May-22-20 May-26-20 Set Light Fixture in G ypsum Ceiling A9100 Set Fire Alarm Panel Pull Conductors 5d 0% Jun-01-20 Jun-05-20 Set Fire Alarm Panel Pull Conductors A9250 Set Fire Alarm Devices 5d 0% Jun-15-20 Jun-19-20 Set Fire Alarm Devic es A9370 Set Light Fixtures in Drop Ceiling 5d 0% Jun-15-20 Jun-19-20 Set Light Fixtures in Drop Ceiling Building Controls 88d Jan-27-20 May-27-20 Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 19 of 22

J J A S O N D J F M A M J J A S O N D J
Run Backbone Conduit
Wall Rough-in Labs (Under Mezz)
Wall Rough-in Office Area
Set Panels & Pull Conductors
Set Devices and Pull Conductors
Run Backbone Conduit
Wall Rough-in Labs (Under Mezz)
Set Panels & Pull Conductors
Set Devices and Pull Conductors
Set Switchboards/Final Connections
Set MCC/Final Connections

Remaining Level of Effort
Actual Level of Effort
Actual Work
Remaining ...
Critical Rem...
◆ Milestone

Axogen
Jun-07-19
Page 20 of 22

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J CON 1010 Run Backbone Conduit 30d 0% Jan-27-20 Mar-06-20 Run Bac kbone Conduit CON1040 W all Rough-in Labs (Under Mezz) 10d 0% Feb-13-20 Feb-26-20 W all Rough-in Labs (Under Mezz) CON 1000 W all Rough-in Office Area 10d 0% Feb-20-20 Mar-04-20 W all Rough-in Offic e Area CON 1020 Set Panels & Pull Conductors 15d 0% Apr-23-20 May-13-20 Set Panels & Pull Conductors CON 1030 Set Devices and Pull Conductors 10d 0% May-14-20 May-27-20 Set Devic es and Pull Conductors Process Controls 111d Jan-27-20 Jun-30-20 A9720 ne Conduit Run Bac kbone Conduit A9730 in Labs (Under Mezz) W all Rough-in Labs (Under Mezz) A9750 Pull Conductors Set Panels & Pull Conductors A9760 and Pull Conductors Set Devic es and Pull Conductors Set Equipment 55d Feb-10-20 Apr-24-20 A9070 Set Switchboards/Final Connections 20d 0% Feb-10-20 Mar-06-20 Set Switchboards/Final Connections A9080 Set MCC/Final Connections 20d 0% Feb-10-20 Mar-06-20 Set MCC/Final Connections Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 20 of 22

Activity ID	Activity Name	Org Dur	Activity % Complete	Start	Finish
A9060	Set Generator/Final Connections	20d	0%	Mar-11-20	Apr-07-20
A9050	Set AHU's/Final Connections	20d	0%	Mar-30-20	Apr-24-20
Commissioning & Start-up		64d		Apr-08-20	Jul-07-20
COM1000	Pressure Test HVAC Loops	5d	0%	Apr-08-20	Apr-14-20
COM1030	Program Commission BAS system	10d	0%	May-28-20	Jun-11-20
COM1010	Start-up Commission Cleanroom	5d	0%	Jun-02-20	Jun-08-20
COM1020	Start-up/Commissioning HVAC System	5d	0%	Jun-19-20	Jun-25-20
A9940	Pressure Test & Inspection Fire Protection System	5d	0%	Jun-22-20	Jun-26-20
COM1050	Commission Fire Alarm/Test	5d	0%	Jun-22-20	Jun-26-20
COM1060	Water Balance HVAC	5d	0%	Jun-26-20	Jul-02-20
COM1070	Air Balance HVAC	5d	0%	Jun-26-20	Jul-02-20
COM1040	Program Commission Process Controls	5d	0%	Jul-01-20	Jul-07-20
Closeout		20d		Jul-03-20	Jul-30-20

J J A S O N D J F M A M J J A S O N D J
Set Generator/Final Connections
Set AHU's/Final Connections
Pressure Test HVAC Loops
Program Commission BAS system
Start-up Commission Cleanroom
Start-up/Commissioning HVAC System
Pressure Test & Inspection Fire Protection System
Commission Fire Alarm/Test
Water Balance HVAC
Air Balance HVAC
Program Commission Process Controls

Remaining Level of Effort
Actual Level of Effort
Actual Work
Remaining ...
Critical Rem...
◆ Milestone

Axogen
Jun-07-19
Page 21 of 22

Activity ID Activity Name Org Dur Activity % Start Complete Finish J J A S O N D J F M A M J J A S O N D J A9060 Set Generator/Final Connections 20d 0% Mar-11-20 Apr-07-20 Set G enerator/Final Connections A9050 Set AHU's/Final Connections 20d 0% Mar-30-20 Apr-24-20 Set AHU's/Final Connections 64d Apr-08-20 Jul-07-20 Commiissssiioonnining & Start-up CO M1000 Pressure T est HVAC Loops 5d 0% Apr-08-20 Apr-14-20 Pressure T est HVAC Loops CO M1030 Program Commission BAS s ystem 10d 0% May-28-20 Jun-11-20 Program Commission BAS s ystem CO M1010 Start-up Commission Cleanroom 5d 0% Jun-02-20 Jun-08-20 Start-up Commission Cleanroom CO M1020 Start-up/Commissioning HVAC System 5d 0% Jun-19-20 Jun-25-20 Start-up/Commissioning HVAC System A9940 Pressure Test & Inspection Fire Protection System 5d 0% Jun-22-20 Jun-26-20 Pressure T est & Inspection Fire Protection System CO M1050 Commission Fire Alarm/Test 5d 0% Jun-22-20 Jun-26-20 Commission Fire Alarm/Test CO M1060 W ater Balance HVAC 5d 0% Jun-26-20 Jul-02-20 W ater Balance HVAC CO M1070 Air Balanc e HVAC 5d 0% Jun-26-20 Jul-02-20 Air Balanc e HVAC CO M1040 Program Commission Proc ess Controls 5d 0% Jul-01-20 Jul-07-20 Program Commission Proc ess Controls Closeoouutt 20d Jul-03-20 Jul-30-20 Remaining Level of Effort Actual Level of Effort Actual W ork Remaining ... Critical Rem... Milestone Axogen Jun-07-19 Page 21 of 22

O N S O D J Activity ID Activity Name Org Dur Activity % Complete Start Finish J J A S D J F M A M J J A N C1000 Turnover Packages 20d 0% Jul-03-20 Jul-30-20 Turnover Packages C1010 Final Punch 10d0% Jul-08-20Jul-21-20 Remaining Level of Effort Remaining ... Actual Level of Effort Critical Rem... Actual W ork Milestone Axogen Jun-07-19 Page 22 of 22

Schedule 9

. Engineering 1 Architecture 1 Construction 1 Consulting · r:1t r :;:; May 23, 2019 TPN: 19101.CO John Glueck Chief Compliance Officer & Assistant General Counsel Axogen Inc. 13631 Progress Blvd., Suite 400 Alachua, FL 32615 Dear John: This letter confirms the intention of Axogen Corporation ("Owner'') to enter into a construction contract (the "D-B Agreement") with CRB Builders, LLC ("CRB") for the construction of the Owner's facility located in Ohio (the "Projecn. In order to initiate construction work prior to the execution of the D-B Agreement, the Owner is authorizing CRB to perform certain preconstruction services on the Project pursuant to the terms of this interim letter agreement (the "Agreement"). The Owner and CRB hereby agree as follows: • Preconstri.lc ti on Services Fee: CRB shall perform the Preconstruction Services on a not-to exceed basis and in accordance with the attached cash flow curve. The cost of the Preconstruction Services shall not exceed one million two hundred fifty-five thousand nine hundred three dollars ($1,255,903). The Contractor shall not bind the Project or the Owner to any obligations exceeding such amount by virtue of subcontracts or change orders without the Owner's written approval. • Scope of Services: Activities for first two months are design, pre-construction and possibly procurement of an emergency generator. There are no other purchases on the schedule, except perhaps geotechnical borings and survey (collectively the "Preconstruction Services"). • Indemnity. CRB agrees to defend, indemnify, save and hold the Owner and all of their officers, directors, trustees, shareholders, members, agents, employees, partners, subsidiaries, affiliated and related companies harmless from any and all claims, demands, liability, loss, damage, fines, penalties, attorney's fees and litigation expenses arising out of the performance of the Preconstruction Services under this Agreement, provided that such claim, damage, loss or expense is attributable to bodily injury, sickness, disease or death or to damage or destruction of tangible property other than the Work itself, but only to the extent caused by the negligent acts or omissions of the Design-Builder, Architect, a Consultant, a Contractor, or anyone directly or indirectly employed by them or anyone for whose acts they may be liable. Such obligation shall not be construed to negate, abridge, or reduce other rights or obligations of indemnity that would otherwise exist. • All terms and conditions defined or being defined in the Design-Build agreement will apply and supersede the terms of this Agreement and the attached terms and conditions. • At such time as the D-B agreement is installed, this agreement and amounts will roll into it as part of the already identified cost for services and over-all target value. • Please note the importance of concluding the D-B agreement as this must be in place prior to placement of subcontracts or site mobilization. The amount and timing indicated in this bridging agreement do not carry the project to the GMP amendment, originally targeted for end of October 2019. • Fina.l Construction Contract. This Agreement is not a binding commitment on the part of the Owner or CRB to enter into a D-B Agreement for the entire Project, as such D-B Agreement is yet to be negotiated. CRB shall have no claim arising out of any alleged failure of the Owner to enter into a D-B Agreement for the entire Project · CRB Builders, LLC · 701 Emerson Rd., Suite 500, Saint Louis, MO 63141 uc c cs . or JOUf.' \'l'i r1rJ.J TfJJ vouns.'·

Name
May 23, 2019
Page 2

Sincerely,

CRB Builders, LLC

Russell Sheppard

Russell Sheppard
Central Region Leader
Construction Services

cc: Project File
Marketing – CRB StL Office

Authorization to Proceed

Axogen Corporation
Company

Karen Zaderej
Signature

Karen Zaderej
Printed Name

Chairman, CEO & President
Title

May 23, 2019
Date

Legal
Approved

THE RELENTLESS PURSUIT OF SUCCESS. YOURS.℠

Name May 23, 2019 Page 2 If this proposal is acceptable to you, please sign below in the space provided signifying your approval to proceed based on this Agreement. Sincerely, Authorization to Proceed CRB Builders, LLC Signature Russell Sheppard Central Region Leader Construction Services \([Ad<. Printed Name cc: Project File Marketing-CRB StOl ffice THie Enclosures: Two Month Cash Flow and Activity Plan Terms & Conditions, dated 02/07 Charge-Out Rate Sheet, dated 09/18 Date THt RELENTLES S PURSUIT or SUCCESS. YOURS.-,

CLARK, RICHARDSON & BISKUP CONSULTING ENGINEERS, INC. (CRB) TERMS AND CONDITIONS conveyed, assigned and transferred by CRB to the Client upon submittal of such documents to the Client and payment by the Client for the services required to produce those documents. The rights vested in Client pursuant to this Paragraph shall not be construed so as to preclude CRB from utilizing standard report language or individual standard features on other projects for other clients. Otherwise, CRB may not use the design documents on other projects. The Client may furnish documents, reports or other data produced by CRB to third parties in connection with completing the projects contemplated by the Client, and such third parties may rely on such documents, reports and data. Reuse or modification of the aforementioned documents by the Client without CRB's written permission shall be at the Client's sole risk, and the Architect shall have no liability with respect to such reuse or modification. Opinions of Probable Construction Costs: In providing opinions 1. Responsi bility of CRB: Basic services shall be performed in accordance with the terms and conditions outlined in the proposal and/or as set forth in the Professional Service Authorization Agreement (the "Agreement"), which documents are incorporated herein by reference. CRB shall prepare Its documents and perform its services in accordance with the standard of care for professional engineers or consultants perfonming the same or similar services on complex manufacturing facilities on a national basis. Responsibliity of CHeql : Upon request, Client shall permit CRB 2. access to the Project records and site(s) reasonably required for the performance of the Preconstruction Services. Client shall perform all required project reviews and approvals, and will furnish all required information in a timely manner. CRB shall be entitled to reasonably rely on information furnished by Client; provided that CRB shall immediately notify Client if it becomes aware of any errors or omissions contained in any information furnished by Clien.t. Client's review or approval of any plans, drawings, specifications, or other documents prepared by CRB shall not relieve CRB of CRB's obligations pursuant to this Agreement Insurance: During the term of this Agreement, CRB agrees to maintain the insurance set forth in Exhibit A. Termination: Either the Client or CRB may terminate this Agreement at any time, with or without cause, upon giving the other party seven (7) calendar days prior written notice. The Client, shall within fourteen (14) days of receipt of CRB final invoice, pay CRB for all Preconstruction Services performed in accordance with the Agreement up to the effective date of termination. Terms of Payment: Unless otherwise provided for in this 7. of probable construction costs, the Client understands that CRB has no control over costs or the price of labor, equipment or materials, or over the Contractor's methods of pricing. CRB makes no warranty, expressed or implied, as to the accuracy of such opinions as compared to bid or actual costs. Limitation of liabllily. CRB does not warrant or represent their 3. 8. services or construction documents to be infallible. In recognition of the relative risks and benefits of the project to both the Client and CRB, the risks have been allocated such that the Client agrees to the maximum extent perrnnted by law, to limit the liability of CRB, its officers, employees, agents, and sub-consultants for the Client's damages of any nature whatsoever including those caused by negligence, breach of contract or other actionable conduct to CRB's total fee actually received for service rendered on this project. The parties agree that adequate consideration has been give!'I for this limitation. Dispute Resolution: In an effort to resolve any conflicts that arise 4. 5. Agreement, CRB will submit monthly invoices for services which have been completed,each of which Is due and payable within thirty (30) calendar days of receipt of Invoice. If portions of any invoice are disputed, the Client shall retain only the disputed portions, and shall pay approved portions of the invoice in full. CRB may, after giving seven (7) days written notice to Client, suspend services under this Agreement and withhold all deliverables until it has been paid in full all undisputed amounts due for services and expenses in accordance with the Agreement. CRB shall have no liability to the Client for any costs or damages resulting from the suspension of CRB services. Client shall pay any fees, costs or expenses in collecting past due accounts. Instruments of Service: CRB acknowledges and agrees that all right, title, and interest under federal and state copyright and intellectual property laws in any design documents, reports, data, or design concepts, CADD materials, models and information produced by CRB or anyone working under CRB in connection with this Agreement, including but not limited to, any Architectural Works of the Project as defined by the federal Architectural Works Copyright Act (including those furnished in electronic form) shall be 9. during the design or construction of the project or following the completion of the project, the Client and CRB agree that disputes between them arising out or relating to this Agreement shall be submitted to mediation prior to any litigation. The parties agree to share the cost of the mediator's fee equally and that all such mediations shall be held in Kansas City, Missouri. Governing Laws: In the event that any part of this document is 10. held invalid by any court, the remainder of the Agreement shall remain in full force and effect. This document shall be governed by the laws of the State of Missouri. 11. Amendments: This Agreement and documents incorporated herein constitute the entire agreement of the parties and supersedes all prior negotiations and representations. The Agreement can only be amended in writing, signed by both parties. CRB's services are solely for the Client's benefit and are not intended to benefit any other third party. 6.

EXHIBIT A INSURANCE For the purposes of this Exhibit the term "Contractor" shall mean "CRB" as defined in the terms and conditions. 1. ou1.1· a lor' Linbill(y 111. ur:ln . The Contractor shall maintain such insurance as will protect the Client and the Contractor from claims set forth below which may arise out of or result from the Contractor's operations under the Contract and for which the Client or the Contractor may be legally liable, whether such operations are those of the Contractor, any Subcontractor or anyone directly or indirectly employed by any of them, or anyone for whose acts any of them may be liable, as follows: 1.1. 'Vorl c.a· ' ompcn ation In urancc. Worker's Compensation Insurance insuring the Contractor's full liability under the Worker's Compensation and Occupational Disease laws of the state where the Work is performed, and Employer's Liability coverage with not less than a $1,000,000 limit, covering: 1.1.1. Claims under workers' compensation, disability benefit acts, and other similar employee benefit acts which are applicable to the Work to be performed; and 1.1.2. Claims for damages because of bodily injury, occupational sickness or disease, or death of employees. 1.2. Commer·cjnl Gcn '1'31 Li11l>ility lusurnncc. Commercial General Liability Insurance with coverage on an "occurrence" basis. 1.2.1. Claims Covered. Such insurance shall insure Contractor for work performed under the Contract against: Claims for damages because of bodily it ury, personal injury, sickness or disease, or death of any person other than its employees; and . I .2 Claims for damages because of injury to or destruction of tangible property (including loss of use resulting therefrom), other than injury to the smallest identifiable part of the work that causes the bodily injury or property damage loss. 1.2.2. Endorsements or Modifications. The policy for such insurance shall contain the following coverages, endorsements or modifications: .1 With respect to completed operations liability, when the entire Work has been determined complete by the Contractor and accepted by the Client, Contractor agrees to furnish evidence of such insurance coverage through expiration of the statutes of repose for construction related claim in the jurisdiction where the Project is located, by the insurance CatTier then writing completed operations coverage for the Contractor; .2 Contractor's Protective Liability to cover Contractor's liability arising out of Work performed by its Subcontractors; .3 Blanket Contractual Liability, including liability arising out of the indemnification agreement set forth herein in the Contract; .4 Personal Injury Liability with employee and contractual exclusions deleted; .5 Broad Form Property Damage extended to apply to Completed Operations; .6 All exclusions related to loss by explosion, collapse or underground damage (X,C,U) shall be deleted; atld .7 The Combined Single Limit of liability for Bodily InjUJy, Personal Injury, Death and Property Damage, except automobile, shall not be less than: $1,000,000 each occurrence, $2,000,000 general aggregate. (These limits may be met by a combination of primary coverage and umbrella coverage).

.8 Limits shall apply on a "per project" basis. .9 Any deductible or SIR shall not exceed $100,000 unless otheiWise approved by Client in writing. 1.3. CnmmcrcinJ Aul omohilc Lin bilily. Contractor shall carry insurance to insure it for operations of all owned, hired, and non-owned vehicles with limits for each accident of not Jess than $1 ,000,000 Combined Single Limit with respect to Bodily Injury, Death and Property Damage. 1.4 J>ollufion ovcrngc. The Contractor shall maintain pollution liability coverage in an amount not less than $1,000,000 per occurrence and aggregate covering losses caused by pollution conditions that arise from operations of the Contractor under this Agreement and from completed operations. Completed operations coverage shall remain in effect for at least three (3) years after Final Completion of the Work. This coverage shall not have a mold or microbial exclusion, or a sub limit for same. If the coverage is issued on a claims made basis, the Contractor warrants that any retroactive date applicable to coverages under the policy precedes the Contractor's performance of any Work, and that continuous coverage shall be maintained for at least three (3) years after Final Completion of the Work. This coverage shall be primary to any coverage the Client may maintain, which Client coverage shall be non-contributory. This coverage shall not be excess to any other coverage. 1.5 Profession a I Li:lllilil . For all Work performed by the Contractor on a design-build basis, the Contractor shall provide and maintain professional liability insurance covering errors and omissions in the performance of any such Work with limits not less than $1,000,000 per occurrence and aggregate. The Contractor warrants that any applicable retroactive date precedes the date of the Contractor's performance of any Work. and that continuous coverage shall be maintained for at least three (3) years after Final Completion ofthe Work. 1.6 Policy ftequircmrul's. 1.6.1. The insurance required of the Contractor shall be issued by an insurer or insurers lawfully authorized to do business in the jurisdiction in which the Project is located, and maintaining a Best's rating of at least A-VII, or as otherwise approved by Client. 1.6.2. The insurance required of the Contractor shall be written for not less than any limits of liability required bylaw. 1.6.3. Insurance coverages required under Sections 1.2, 1.3 and 1.4 shall name Client (and its designees and landlord) as additional insureds pursuant to the Additional Insured Endorsement on either Form CG 20101185, or the combination of forms CG 2010 10 93 and CG 2037 10 01, and shall be endorsed to be primary, non-contributory, and not excess of any other insurance. 1.6.4. Certificates of insurance evidencing the coverages required herein, and otherwise acceptable to the Client, shall be filed with the Client prior to commencement of the Work. These Certificates shall contain a provision stating that these policies contain the following words verbatim: " Client is interested in the maintenance ofthis insurance and it is agreed that this insurance will not be canceled, materially changed or not renewed without at least thirty (30) days' advance written notice to Client, by First Class Mail." 2. Subcontractor Insurance. The subcontractors shall carry the same coverage as the Contractor (except for pollution liability, unless they are an abatement contractor, in which case pollution liability coverage will be required), except that the limits shall be as follows (such limits may be met by a combination of primary and excess coverage): Commercial General Liability --$2,000,000 per occurrence and aggregate (bodily injury/property damage) $2,000,000 products-completed operations coverage Commercial Automobile Liability--$1,000,000 each accident (bodily injury, death and property damage) As required by applicable statutes Worker's Compensation--

Employer's Liability--$500,000 bodily injury each accident $500,000 bodily injury each employee by disease $500,000 bodily injury each disease $1,000,000 each claim $1,000,000 aggregate Professional Liability--The coverages shall be subject to the same requirements applicable to the policies of the Contractor as to additional insureds, primary coverage, waivers of subrogation, notice of cancellation and non-renewal and any other provisions applicable to the Contractor under this Exhibit.

Axogen - Vandalia Expansion

Apr-11-2019

Cash Flow, Actual vs. Projected

Phase 1 ≈ $5.1MM
GMP
Projected Costs, Monthly
Actual Costs, Monthly
Projected Costs, Cumulative
Actual Costs, Cumulative
Preliminary Cash Flow is based on an order of magnitue estimate and a preliminary schedule. To be updated as project development continues.
Monthly Costs
Cumulative Costs
$28,923,832
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
35,000,000
30,000,000
25,000,000
20,000,000
15,000,000
10,000,000
5,000,000
0
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
IFCs
GMP

Schedule CONFIDENTIAL Jul-20, Vandalia Renovation 03.20.19 lia Renovation 03.20.19 Jul-20, Executive Summary en Activities iew & ng 19-Apr-19, Kickoff Meeting Demo, Structu FP/IFB Civi Enabling & U/G Utilties - I , Elevator P Package d Equipment Clean St Generator P Out & MEP EP Package - IFP/IFB Out & MEP Package - IF 18-Oct-19, Permits s ubmit &Ap pro val & U/G Utilities Partial Permit - Submit &A & MEP Parti proval ement ent emo Package - Bid Process &Award el ward Steel - Shop S eel - Fabricati 0-Aug-19, F Foundations - Bid Process ations - Sho oundations Civil ard Materials Procurement Submittals/R oval Elevator - Fabrication & Delive CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019 25 Vandalia Renovation 03.20.19 20-Mar-19 16:32 # Activity ID Activity Name Original Duration Start Finish 2019 2020 an Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul ug 1 Vanda 345 22-Mar-19 28-Jul-20 28-28-2 330 15-Apr-19 28-Jul-20 Desig n & P Pr ermits ocurement Construc tion Execut ive Summary 3 A6100 Design & Permits 117 15-Apr-19 27-Sep-19 4 A6110 Procurement 87 18-Jun-19 18-Oct-19 5 A6120 Construction 200 21-Aug-19 02-Jun-20 6 A6130 Closeout 40 03-Jun-20 28-Jul-20 12-A n-Build Exec pr-19,Axog Proposal S Award ute Contrac en Activities ubmission t Cl 7 Axog 15 22-Mar-19 12-Apr-19 D esig Rev 8 A10040 A10050 A10060 Design-Build Proposal Submission 0 22-Mar-19* 9 Review & Award 5 25-Mar-19 29-Mar-19 10 Execute Contract 10 01-Apr-19 12-Apr-19 11 Engine 27-Sep-19 eel & Found Package - I , Engineeri ations Ki ckoff Meetin g 09-Jul -19, Demo, ral Steel & F Structural St oundations ering 117 15-Apr-19 27-Sep-19 12 Kickoff M eeting 5 15-Apr-19 19-Apr-19 13 A10240 Kickoff Meeting 5 15-Apr-19 19-Apr-19 14 Demo, Str uctural Steel & Foundations 55 22-Apr-19 09-Jul-19 15 A9050 A9060 Demo, Structural Steel & Foundations Package - IFP/IFB 40 22-Apr-19 17-Jun-19 16 Demo, Structural Steel & Foundations Package - IFC 15 18-Jun-19 09-Jul-19 Demo , Structural S 30-Jul-19, l, Site Enabli Civil, Site teel & Foun Civil, Site E ng & U/G Ut ackage dations Pac nabling & U/ ilties - IFP/IF kage - IFC G Utilties B FC 17 Civil, Site 30 18-Jun-19 30-Jul-19 Enabling & U/G Utilties 18 A9130 A9140 Civil, Site Enabling & U/G Utilties - IFP/IFB 20 18-Jun-19 16-Jul-19 19 Civil, Site Enabling & U/G Utilties - IFC 10 17-Jul-19 30-Jul-19 01-Jul-19 20 Elevator P ackage 10 18-Jun-19 01-Jul-19 21 A9420 Elevator Package 10 18-Jun-19 01-Jul-19 Ele vator 16-eam Lon Jul-19, Long g Lead Equ Lead Equi rocurement ipment Pro pment Spec. curement S 27-Sep-19 pecs. (RO S , Interior Fit kid, Chillers, Boiler, AHU s, etc.) 22 Long Lea 60 22-Apr-19 16-Jul-19 23 A9110 A9100 Clean Steam Generator Procurement Spec. 40 22-Apr-19 17-Jun-19 24 Long Lead Equipment Procurement Specs. (RO Skid, Chillers, Boiler, AHUs, etc.) 40 20-May-19 16-Jul-19 25 Interior Fit Out & MEP 92 20-May-19 27-Sep-19 26 A9090 Interior Fit Out & MEP Package - IFP/IFB 77 20-May-19 06-Sep-19 Interior Fit Out Interio & M r Fit Partia l Permit - S C pproval 27 A9160 Interior Fit Out & MEP Package - IFC 15 09-Sep-19 27-Sep-19 28 Permit 87 18-Jun-19 18-Oct-19 Demo, Fo undations & Civil Site E Steel nabling 29 A7020 Demo, Foundations & Steel Partial Permit - Submit &Ap pro val 30 18-Jun-19 30-Jul-19 30 A7070 Civil Site Enabling & U/G Utilities Partial Permit - Submit & Approval 30 17-Jul-19 27-Aug-19 31 A7050 Interior Fit-out & MEP Partial Permit - Submit &Approval 30 09-Sep-19 18-Oct-19 Int erior Fit-out al Permit - S ubmit & Ap 28-Apr-20 , Procurem 32 Procur 250 06-May-19 28-Apr-20 16-D Jul-19, Dem o 2 0-Nov-19, S tructural Ste 33 20 18-Jun-19 16-Jul-19 Demo 34 A7500 Demo Package - Bid Process &Award 20 18-Jun-19 16-Jul-19 35 Structural 110 18-Jun-19 20-Nov-19 Steel 36 A7520 Structural Steel - Bid Process & Award 30 18-Jun-19 30-Jul-19 Structural Steel - Bid P Structural rocess & A Drawings/R eview/Appro tructural St val on & Delive ry 37 A7610 Structural Steel - Shop Drawings/Review/Approval 20 31-Jul-19 27-Aug-19 38 A7570 Structural Steel - Fabrication & Delivery 60 28-Aug-19 20-Nov-19 2 oundations & Award 39 Foundatio ns 45 18-Jun-19 20-Aug-19 40 A10250 Foundations - Bid Process & Award 20 18-Jun-19 16-Jul-19 41 A10260 Foundations - Shop Drawings/Review/Approval 15 17-Jul-19 06-Aug-19 Found 27-Aug-19 & Site Enab Civil & Site p Drawings/ - Materials P , Civil, Site E ling - Bid Pr Enabling - Review/App rocuremen nabling & U ocess &Aw roval t /G Utilities F 42 A10270 Foundations - Materials Procurement 10 07-Aug-19 20-Aug-19 43 Civil, Site 30 17-Jul-19 27-Aug-19 Enabling & U/G Utilities 44 A9540 Civil & Site Enabling - Bid Process & Award 20 17-Jul-19 13-Aug-19 45 A9560 Civil & Site Enabling - Materials Procurement 10 14-Aug-19 27-Aug-19 46 Elevator 130 02-Jul-19 07-Jan-20 07-Jan -20, Elevat or ry (18 wks.) Elevator - Bid Process Elevator - & Award eview/Appr 47 A9440 Elevator - Bid Process & Award 20 02-Jul-19 30-Jul-19 48 A9450 Elevator - Submittals/Review/Approval 20 31-Jul-19 27-Aug-19 49 A9460 Elevator - Fabrication & Delivery (18 wks.) 90 28-Aug-19 07-Jan-20 Remaining Level of EffortRemaining WorkSummary Actual Level of EffortCritical Remaining Work Actual WorkMilestone Page 1 of 4

Schedule CONFIDENTIAL d Equipment or Clean Steam Generator - Bid Process & Award Clea enerator - Submittals/Re eam Generat toclaves ashe rs ashers - Submittals/Review/Approval Parts Washer 8-Feb-20, RO Skid 21-Jan-20, Boiler Boiler - Bid Proc Boiler - Submittals/Review/Approval Chillers - Fabrication & Delivery (18 wks.) HUs Award AHUs - Fabric 21-Jan-20, Generator Generator - Bid Process 2 enerator - Fabrication & Delivery (16 P MEP - Bid Pro Award I&C - Bid Process &Award I&C - Submittals/R 110 09-Sep-19 13-Feb-20 Feb-20, Interior Fit-out Interior Fit-out Modular CleanRoom System - Bid Process Mo m Shop Drawings/Review/Approva Inte Submittals/R Modular Cleanr em Fabrication & Delivery uction 20-Aug-19, Mobilization & Temporary Fa cilities & Te mp .Faci 15 21-Aug-19 11-Sep-19 Demo CRB Proposal #19101.CO | Axogen Vandalia Facility | March 22, 2019 26 Vandalia Renovation 03.20.19 20-Mar-19 16:32 # Activity ID Activity Name Original Duration Start Finish 2019 2020 an Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul ug 50 Long Lea 250 06-May-19 28-Apr-20 28-Apr-20 , Long Lead Equipment 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69 70 71 72 73 74 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 220 18-Jun-19 28-Apr-20 28-Apr-20 Clean St , Clean Stea m Generat or - Fabricati on n Steam G view/Approv al Clean St eam Generator A9180 Clean Steam Generator - Bid Process & Award 20 18-Jun-19 16-Jul-19 A9190 Clean Steam Generator - Submittals/Review/Approval 20 17-Jul-19 13-Aug-19 A9200 Clean Steam Generator - Fabrication & Delivery (36 wks.) 180 14-Aug-19 28-Apr-20 17-Mar-20,Au "***" 220 06-May-19 17-Mar-20 "***" 20 -Dec-19, Pa rts Washer s "***" "***" Parts W 160 06-May-19 20-Dec-19 Parts W ashers - Bid Process &A ward (Spec ified & Proc ured byAxo gen) A10090 Parts Washers - Bid Process &Award (Specified & Procured byAxogen) 20 06-May-19 03-Jun-19 A10100 Parts Washers - Submittals/Review/Approval 20 04-Jun-19 01-Jul-19 Parts W s - Fabr icati 1 on & Deliver y (24 wks.) A10110 Parts Washers - Fabrication & Delivery (24 wks.) 120 02-Jul-19 20-Dec-19 "***" 150 17-Jul-19 18-Feb-20 "***" "***" "***" B oiler - Fabri cation & Deli very (18 wk s.) Boiler 130 17-Jul-19 21-Jan-20 ess &Award A9240 Boiler - Bid Process &Award 20 17-Jul-19 13-Aug-19 A9250 Boiler - Submittals/Review/Approval 20 14-Aug-19 11-Sep-19 A9260 Boiler - Fabrication & Delivery (18 wks.) 90 12-Sep-19 21-Jan-20 Chillers 130 31-Jul-19 04-Feb-20 04-Feb -20, Chillers Chillers - Bi d Process & Chillers - Su Award bmittals/Re view/Approv al A9270 Chillers - Bid Process &Award 20 31-Jul-19 27-Aug-19 A9280 Chillers - Submittals/Review/Approval 20 28-Aug-19 25-Sep-19 A9290 Chillers - Fabrication & Delivery (18 wks.) 90 26-Sep-19 04-Feb-20 20 -Dec-19,A AHUs 100 31-Jul-19 20-Dec-19 A9330 AHUs - Bid Process &Award 20 31-Jul-19 27-Aug-19 AHUs - Bid Process & AHUs - Sub mittals/Revi ew/Approval ation & Deli very (12 wks .) A9340 AHUs - Submittals/Review/Approval 20 28-Aug-19 25-Sep-19 A9350 AHUs - Fabrication & Delivery (12 wks.) 60 26-Sep-19 20-Dec-19 Generat 120 31-Jul-19 21-Jan-20 2500 kW &Award or A9390 2500 kW Generator - Bid Process & Award 20 31-Jul-19 27-Aug-19 A9400 2500 kW Generator - Submittals/Review/Approval 20 28-Aug-19 25-Sep-19 2500 kW G enerator - S ubmittals/Re view/Appro val 500 kW G wks.) A9410 2500 kW Generator - Fabrication & Delivery (16 wks.) 80 26-Sep-19 21-Jan-20 17-Dec-19, ME MEP 70 09-Sep-19 17-Dec-19 cess & A7560 MEP - Bid Process &Award 30 09-Sep-19 18-Oct-19 A7740 I&C - Bid Process &Award 30 09-Sep-19 18-Oct-19 A7700 MEP - Submittals/Review/Approval 30 21-Oct-19 03-Dec-19 MEP - S &C - Material ME ubmittals/Re eview/Appro s Procurem P - Material view val ent s Pro /Appro curem 13-val ent A7750 I&C - Submittals/Review/Approval 15 21-Oct-19 08-Nov-19 I A7760 I&C - Materials Procurement 10 11-Nov-19 22-Nov-19 A7710 MEP - Materials Procurement 10 04-Dec-19 17-Dec-19 A7540 Interior Fit-out - Bid Process & Award 30 09-Sep-19 18-Oct-19 Int erior Fit-out - Bid Proces dular Cleanr rior Fit-out - s & Award oom Syste & Award eview/Appr oval oom Syst l A7580 Modular CleanRoom System - Bid Process &Award 20 09-Sep-19 04-Oct-19 A7590 Modular Cleanroom System Shop Drawings/Review/Approval 30 07-Oct-19 15-Nov-19 A7720 Interior Fit-out - Submittals/Review/Approval 20 21-Oct-19 15-Nov-19 A7600 Modular Cleanroom System Fabrication & Delivery 60 18-Nov-19 13-Feb-20 A7730 Interior Fit-out - Materials Procurement 10 18-Nov-19 03-Dec-19 Interior Fi t-out - Mater ials Procur ement 02-Jun-2 0, Construc tion 97 Constr 210 07-Aug-19 02-Jun-20 M obili zation 11-S ep-19, Dem litie s o 98 Mobilizati on & Temporary Facilities 10 07-Aug-19 20-Aug-19 99 A9570 Mobilization & Te mp .Facilitie s 10 07-Aug-19 20-Aug-19 100 Remaining Level of Effort Remaining Work Summary Actual Level of Effort Critical Remaining Work Actual Work Milestone Page 2 of 4

Schedule 3 Schedule of Hourly Chargeout Rates "***" .."***" ................................................"***" Estimator1 to Estimator5..... Estimator6 to Estimator10. Estimator11 toEstimator15. .................................................."***" ........"***" .."***" Admin 1 to Admin5 Admin 6 toAdmin 10.... Admin11 toAdmin15 ................"***" "***" ......"***" ...."***" "***" ........"***" Field Labor 1 to Fleld Lalxlr5 Architect1 to Architect5 Architect6 to Architect10. Architect 11 to Architect 15 Architect 16 to Architect20........ . Architect 20 toArchitect 25 .... Procurement Specialist1 to Procurement Spec!alist 5 ................."**"* Procurement Specialist6 to Procurement Specialist10 .......".***" Procurement Specialist11 to Procurement Specialist 15 ............."***" Project Director1 to Project O!rector5 .........................................."***" BIM/CAD 1 to 5 BIM/CAD6to10. ......."***" . ............" ***" ...."***" ..............."***" Project Director6 to Project Director10........... Project Director11 to Project Director 15 ConstrucUon Engineer 1 to Cons\rucUon Engineer5 ... .."***" ProjectManager1 to Project Manager5 Project Manager6 to Project Manager 10 ..... ProjectManager11 to ProjectManager 15. ......................"***" ...."***" .........."***" Construction Engineer6 lo Constru ction Engineer10 .........."***" Construction Engineer11 lo Construction Engineer15... ......"***" ConstructionManager1 to Construction Manager5........ no,",*..*.*" ConstructionManager 6 to Construcl! onManager10... .... ..."***" ConstructionManager 11 toConstructionManager 15. ......."***" Project Exea.itive1 to Project Executive5 Project Exea.itive6 to Project Executive10.•. ......."***" ."***" ConstructionManager16 to ConstructionManager20. "***" .."***" ....."***" ..."***" ..............................."***" Special!sl 1 to Specialist5....... Specialist6 to Specialist 10 ............. Specialist11 to Specialist 15 Specialist16 toSpecialist20 .........................."***" ....... "***" ..."***" Cost Controls1 to Cost Controls5 Cost Controls5 toCost Controls10. Cost Controls11 to Cost Contro!s15 EH&S 1 to EH&S 5.... EH&S 5 to EH&S 10 ........................"***" ..............................................................."***" Designer/Modeler 1 to Designer/Modeler5. ............................."***" Designer/Modeler6 lo Designer/Modeler10 .."***" Designer/Modeler 11 lo Designer/Modeler15 ........... ,. ............."***" Scheduler1 to Scheduler5. ...................................................."***" ............."***" ......................."***" Scheduler6 to Scheduler10.... Scheduler 11 to Scheduler 15 Engineer 1 to Engineer5 .........................................................."***" Engineer6 to Engineer10 Engineer11 toEngineer15 Engineer 16 to Engineer 20.... Engineer 21 to Engineer25 ..."***" ........................."***" ........................"***" ."***" Superintendent1 to Superintendent 5 .........................................."***" Superintendent6 to Superintendent10 Superintendent11 to Superintendent 15 Superintendent16 to Superintendent20 ................"***" .................................."***" ........."***" Ra1as in Effect 9/1/18 lhru 911119 Cla!k, Rktardson & Biskup Consulting Englneern, loo. CRB Archltecls -EnglnearP.C. CRB Builders, llC CRBPaf11iern CRB Proposal I Smithfield BioScience I Heparin Plant Expansion I March B. 2019 33